                                                                EXECUTION COPY

                       STRUCTURED ASSET MORTGAGE INVESTMENTS II INC.,
                                         DEPOSITOR

                                    JPMORGAN CHASE BANK,
                                          TRUSTEE

                          WELLS FARGO BANK, NATIONAL ASSOCIATION,
                        MASTER SERVICER AND SECURITIES ADMINISTRATOR

                                            and

                                 EMC MORTGAGE CORPORATION,
                                           SELLER

------------------------------------------------------------------------

                              POOLING AND SERVICING AGREEMENT

                                  Dated as of June 1, 2004

------------------------------------------------------------------------

                       Structured Asset Mortgage Investments II Inc.
            Bear Stearns ALT-A Trust 2004-6, Mortgage Pass-Through Certificates

                                       Series 2004-6

                                         ARTICLE I
                                        Definitions

                                         ARTICLE II
              Conveyance of Mortgage Loans; Original Issuance of Certificates

Section 2.01   Conveyance of Mortgage Loans to Trustee......................46
Section 2.02   Acceptance of Mortgage Loans by Trustee......................48
Section 2.03   Assignment of Interest in the Mortgage Loan Purchase Agreement50

                                        ARTICLE III
                       Administration and Servicing of Mortgage Loans

Section 3.08   Documents, Records and Funds in Possession of Master Servicer To Be

Section 3.12   Trustee to Retain Possession of Certain Insurance Policies and

                                         ARTICLE IV
                                          Accounts

Section 4.01   Protected Accounts...........................................66
Section 4.02   Master Servicer Collection Account...........................67
Section 4.03   Permitted Withdrawals and Transfers from the Master Servicer
               Collection Account...........................................68
Section 4.04   Distribution Account.........................................69
Section 4.05   Permitted Withdrawals and Transfers from the Distribution Account    69
Section 4.06   Reserve Fund.................................................71
Section 4.07   Class XP Reserve Account.....................................72

                                         ARTICLE V
                                        Certificates

                                         ARTICLE VI
                               Payments to Certificateholders

                                        ARTICLE VII
                                    The Master Servicer

Section 7.01   Liabilities of the Master Servicer...........................96
Section 7.02   Merger or Consolidation of the Master Servicer...............96
Section 7.03   Indemnification of the Trustee, the Master Servicer and the Securities

                                        ARTICLE VIII
                                          Default

                                         ARTICLE IX
                  Concerning the Trustee and the Securities Administrator

Section 9.01   Duties of Trustee...........................................104
Section 9.02   Certain Matters Affecting the Trustee and the Securities Administrator
               106
Section 9.03   Trustee and Securities Administrator Not Liable for Certificates or
               Mortgage Loans..............................................107
Section 9.04   Trustee and Securities Administrator May Own Certificates...108
Section 9.05   Trustee's and Securities Administrator's Fees and Expenses..108
Section 9.06   Eligibility Requirements for Trustee and Securities Administrator
               109
Section 9.07   Insurance...................................................109
Section 9.08   Resignation and Removal of the Trustee and Securities Administrator
               109
Section 9.09   Successor Trustee and Successor Securities Administrator....110
Section 9.10   Merger or Consolidation of Trustee or Securities Administrator111
Section 9.11   Appointment of Co-Trustee or Separate Trustee...............111
Section 9.12   Federal Information Returns and Reports to Certificateholders; REMIC
               Administration..............................................112

                                         ARTICLE X
                                        Termination

Section 10.01  Termination Upon Repurchase by EMC or its Designee or Liquidation of
               the Mortgage Loans..........................................115
Section 10.02  Additional Termination Requirements.........................117

                                         ARTICLE XI
                                  Miscellaneous Provisions

                                             v

                                          APPENDIX

Appendix 1        -  Calculation of Class Y Principal Reduction Amount

                                          EXHIBITS

Exhibit A-1       -  Form of Class I-A Certificates
Exhibit A-2       -  Form of Class II-A Certificates
Exhibit A-3       -  Form of Class III-A Certificates
Exhibit A-4       -  Form of Class M Certificates
Exhibit A-5       -  Form of Class B Certificates
Exhibit A-6       -  Form of Class R Certificates
Exhibit A-7       -  Form of Class B-IO Certificates
Exhibit A-8       -  Form of Class XP Certificates
Exhibit B         -  Mortgage Loan Schedule
Exhibit C         -  Reserved
Exhibit D         -  Request for Release of Documents
Exhibit E         -  Form of Affidavit pursuant to Section 860E(e)(4)
Exhibit F-1       -  Form of Investment Letter
Exhibit F-2       -  Form of Rule 144A and Related Matters Certificate
Exhibit F-3       -  Form of Transferor Representation Letter
Exhibit G         -  Form of Custodial Agreement
Exhibit H-1       -  Bank of America Servicing Agreements
Exhibit H-2       -  Cendant Servicing Agreement
Exhibit H-3       -  Chevy Chase Servicing Agreements
Exhibit H-4       -  Countrywide Servicing Agreements
Exhibit H-5       -  EMC Servicing Agreement
Exhibit H-6       -  EverHome Servicing Agreement
Exhibit H-7       -  GMAC Servicing Agreement
Exhibit H-8       -  GreenPoint Servicing Agreement
Exhibit H-9       -  Mellon Trust Servicing Agreement
Exhibit H-10      -  National City Servicing Agreement
Exhibit H-11      -  Universal Servicing Agreement
Exhibit H-12      -  WAMU Servicing Agreement
Exhibit H-13      -  Wells Fargo Servicing Agreement
Exhibit I         -  Assignment Agreements
Exhibit J         -  Mortgage Loan Purchase Agreement
Exhibit K         -  Form of Trustee Limited Power of Attorney

                              POOLING AND SERVICING AGREEMENT

      Pooling and  Servicing  Agreement  dated as of June 1, 2004,  among  Structured  Asset
Mortgage Investments II Inc., a Delaware corporation, as seller (the "Depositor"),  JPMorgan
Chase Bank, a New York banking  corporation,  not in its  individual  capacity but solely as trustee (the  "Trustee"),  Wells Fargo Bank,  National  Association,  as master servicer (in such capacity,  the "Master  Servicer") and as securities  administrator  (in such capacity, the "Securities Administrator") and EMC Mortgage Corporation ("EMC").

                                   PRELIMINARY STATEMENT

      On or prior to the Closing Date,  the Depositor  acquired the Mortgage Loans from EMC.
On the Closing Date,  the Depositor  will sell the Mortgage Loans and certain other property to the Trust Fund and receive in consideration therefor,  Certificates evidencing the entire beneficial ownership interest in the Trust Fund.

      The Trustee on behalf of the Trust shall make an election for the assets  constituting
REMIC I to be treated for federal  income tax  purposes as a REMIC.  On the Startup Day, the
REMIC I Regular  Interests  will be  designated  "regular  interests"  in such REMIC and the
Class R-I  Certificate  will be  designated  the sole class of "residual  interests" in such
REMIC.

      The  Trustee  on behalf of the Trust  shall make an  election  for the REMIC I Regular
Interests,  which  constitute  REMIC II to be treated for federal  income tax  purposes as a
REMIC.  On the Startup  Day,  the REMIC II Regular  Interests  will be  designated  "regular interests" in such REMIC and the Class R-II  Certificate  will be  designated  the "residual interests" in such REMIC.

      The  Trustee on behalf of the Trust  shall make an  election  for the REMIC II Regular
Interests,  which  constitute  REMIC III to be treated for federal  income tax purposes as a
REMIC.  On the Startup  Day, the REMIC III Regular  Interests  will be  designated  "regular interests" in such REMIC and the Class R-III  Certificate  will be designated  the "residual interests" in such REMIC.

      The Mortgage Loans will have an Outstanding  Principal Balance as of the Cut-off Date,
after deducting all Scheduled  Principal due on or before the Cut-off Date, of $860,560,954.
The initial principal amount of the Certificates will not exceed such Outstanding  Principal
Balance.

      In consideration of the mutual agreements herein contained,  the Depositor, the Master
Servicer, the Securities Administrator, EMC and the Trustee agree as follows:

ARTICLE I

                                        Definitions

      Whenever used in this  Agreement,  the following words and phrases,  unless  otherwise expressly  provided  or unless the  context  otherwise  requires,  shall  have the  meanings specified in this Article.

      Accepted  Master  Servicing   Practices:   With  respect  to  any  Mortgage  Loan,  as
applicable,  either (x) those customary  mortgage  servicing  practices of prudent  mortgage servicing  institutions  that master service  mortgage loans of the same type and quality as such Mortgage Loan in the jurisdiction where the related Mortgaged  Property is located,  to the extent  applicable  to the  Trustee or the Master  Servicer  (except in its  capacity as successor to a Servicer),  or (y) as provided in the applicable Servicing Agreement,  to the extent  applicable to any  Servicer,  but in no event below the standard set forth in clause
(x).

      Account:  The Master  Servicer  Collection  Account,  the  Distribution  Account,  the
Protected Account or the Class XP Reserve Account, as the context may require.

      Additional  Collateral:  As  defined  in  the  Additional  Collateral  Assignment  and
Servicing Agreement, dated April 26, 2001, between EMC and Cendant.

      Affiliate:  As to any Person,  any other Person  controlling,  controlled  by or under common  control with such Person.  "Control"  means the power to direct the  management  and policies  of  a  Person,  directly  or  indirectly,  whether  through  ownership  of  voting
securities,  by  contract  or  otherwise.   "Controlled"  and  "Controlling"  have  meanings
correlative to the foregoing.  The Trustee may conclusively  presume that a Person is not an
Affiliate  of  another  Person  unless a  Responsible  Officer  of the  Trustee  has  actual knowledge to the contrary.

      Aggregate  Expense Rate:  With respect to any Mortgage  Loan, the sum of the Servicing
Fee Rate and the Lender-Paid PMI Rate (if applicable).

      Agreement:  This  Pooling  and  Servicing  Agreement  and all  amendments  hereof  and supplements hereto.

      Applicable Credit Rating:  For any long-term  deposit or security,  a credit rating of
AAA in the case of S&P or Aaa in the case of  Moody's  (or with  respect to  investments  in money  market  funds,  a credit  rating  of "AAAm"  or  "AAAm-G"  in the case of S&P and the highest  rating given by Moody's for money  market  funds in the case of  Moody's).  For any short-term  deposit  or  security,  or a rating of A-l+ in the case of S&P or Prime-1 in the case of Moody's.

      Applicable State Law: For purposes of Section 9.12(d),  the Applicable State Law shall be  (a) the  law of the State of New York and (b) such other  state law whose  applicability shall have been brought to the attention of the Securities  Administrator and the Trustee by
either (i) an Opinion of Counsel reasonably  acceptable to the Securities  Administrator and the Trustee delivered to it by the Master Servicer or the Depositor,  or (ii) written notice from the appropriate taxing authority as to the applicability of such state law.

      Applied  Realized Loss Amount:  With respect to any  Distribution  Date and a Class of
Certificates  (other than the Class B-IO  Certificates and the Residual  Certificates),  the
sum of the Realized  Losses with respect to the Mortgage  Loans,  which are to be applied in reduction of the Certificate  Principal  Balance of such Class of  Certificates  pursuant to this  Agreement  in an amount  equal to the  amount,  if any,  by which,  (i) the  aggregate
Certificate  Principal  Balance  of all of the  Certificates  (after  all  distributions  of principal on such Distribution  Date) exceeds (ii) the aggregate Stated Principal Balance of all of the  Mortgage  Loans  as of the last  day of the  related  Due  Period.  The  Applied
Realized  Loss Amount shall be allocated to first to the Class B-2  Certificates,  the Class
B-1 Certificates,  the Class M-2 Certificates and the Class M-1 Certificates,  in that order
(so long as their respective  Certificate Principal Balances have not been reduced to zero), and  thereafter  Realized  Losses  with  respect  to the  Group I  Mortgage  Loans  shall be allocated  to the Class I-A  Certificates,  Realized  Losses  with  respect  to the Group II
Mortgage  Loans shall be allocated to the Class II-A  Certificates,  pro rata, in accordance with  their  respective  Certificate Principal Balances,  and  Realized Losses  with respect to Group III Mortgage  Loans shall be allocated to the Class III-A  Certificates.  If on any
Distribution  Date less than all Realized  Losses are allocated to the Senior  Certificates, the portion of Realized  Losses  remaining to be allocated to Senior  Certificates  shall be allocated pro rata to the Class I-A  Certificates,  Class II-A  Certificates and Class III-A
Certificates  in accordance  with the amount of Realized  Losses  incurred in the respective
Loan  Groups  during the  related  Due Period and such  amount  allocated  to the Class II-A
Certificates will be allocated among the Class II-A Certificates, on a pro rata basis, based on their respective Certificate Principal Balances.

      Appraised  Value:  For any Mortgaged  Property  related to a Mortgage Loan, the amount set forth as the appraised  value of such  Mortgaged  Property in an appraisal  made for the mortgage originator in connection with its origination of the related Mortgage Loan.

      Assignment  Agreements:  The  agreements  attached  hereto as Exhibit I,  whereby  the
Servicing Agreements were assigned to the Trustee for the benefit of the Certificateholders.

      Assumed Final  Distribution Date: July 25, 2034, or if such day is not a Business Day, the next succeeding Business Day.

      Available Funds:  With respect to each  Distribution  Date, the aggregate of Principal
Funds and Interest Funds for such Distribution Date.

      Bank of America:  Bank of America, N.A., and any successor in interest thereto.

      Bank of America Servicing  Agreements:  The Mortgage Loan Sale and Servicing Agreement
dated as of September 1, 2001, and the Mortgage Loan Sale and Servicing  Agreement  dated as of October 1, 2001,  each  between EMC and Bank of America,  and each as attached  hereto as
Exhibit H-1.

      Bankruptcy  Code:  The United  States  Bankruptcy  Code,  as amended as codified in 11
U.S.C. §§ 101-1330.

      Basis Risk Shortfall:  With respect to any Distribution Date and each Class of Offered
Certificates,  the  excess,  if any, of (a) the amount of Current  Interest  that such Class would  have  been  entitled  to  receive  on  such  Distribution  Date  had  the  applicable
Pass-Though  Rate been  calculated at a per annum rate equal to (A) in the case of the Class
I-A certificates,  the Class III-A  certificates and the Offered  Subordinate  Certificates, the lesser of (i)  One-Month  LIBOR plus the  related  Margin and (ii) 11.50% and (B) in the case of the Class II-A certificates,  One-Month LIBOR plus the related Margin, in each case, over (b) the amount of Current  Interest  on such Class of Offered  Certificates  calculated using a Pass-Though Rate equal to the applicable Net Rate Cap for such Distribution Date.

      Basis Risk Shortfall Carry Forward Amount:  With respect to any Distribution  Date and each Class of Offered  Certificates,  Basis Risk  Shortfalls  for all previous  Distribution
Dates not previously  paid from any source  including the Excess Cashflow and payments under the  Cap  Contracts,  together  with  interest  thereon  at a  rate  equal  to  the  related
Pass-Through Rate for such Class of Offered Certificates for such Distribution Date.

      Book-Entry  Certificates:  Initially, all Classes of Certificates other than the Class
B-IO, Class XP and the Residual Certificates.

      Business  Day:  Any day other than (i) a Saturday or a Sunday,  or (ii) a day on which the New York Stock  Exchange or Federal  Reserve is closed or on which banking  institutions in the jurisdiction in which the Trustee,  the Master Servicer,  Custodian,  any Servicer or
the Securities  Administrator  are  authorized or obligated by law or executive  order to be closed.

      Calendar Quarter:  January 1 through March 31, April 1 through June 30, July 1 through
September 30, or October 1 through December 31, as applicable.

      Cap  Contract:  With respect to any of the Class I-A,  Class III-A,  Class M-1,  Class
M-2, Class B-1 or Class B-2  Certificates,  the  respective  cap  contracts,  dated June 30,
2004,  between the Trustee,  on behalf of the Class I-A, Class III-A,  Class M-1, Class M-2,
Class B-1 or Class B-2  Certificateholders,  as the case may be, and Bear Stearns  Financial
Products Inc.

      Cap  Contract  Payment  Amount:  With  respect  to  any  Distribution  Date  and a Cap
Contract, the amounts received from such Cap Contract, if any, on such Distribution Date.

      Cendant:  Cendant Mortgage Corporation, and any successor in interest thereto.

      Cendant  Servicing  Agreements:  The  Mortgage  Loan Flow  Purchase,  Sale & Servicing
Agreement,  dated as of April 26, 2001, among Cendant,  Bishop's Gate  Residential  Mortgage
Trust and EMC, and the Additional  Collateral  Assignment and Servicing Agreement,  dated as of April 26, 2001, between Cendant and EMC, each as attached hereto as Exhibit H-2.

      Certificate:  Any mortgage pass-through  certificate evidencing a beneficial ownership interest in the Trust Fund signed and  countersigned  by the  Trustee in  substantially  the forms annexed  hereto as Exhibits A-1, A-2, A-3, A-4, A-5, A-6, A-7 and A-8, with the blanks therein appropriately completed.

      Certificate  Group:  With  respect  to (i) Loan  Group I, the Class I-A  Certificates,
(ii) Loan Group II, the Class II-A-1,  Class II-A-2 and Class II-A-3  Certificates and (iii)
Loan Group III,  the Class III-A Certificates.

      Certificate Owner: Any Person who is the beneficial owner of a Certificate  registered in the name of the Depository or its nominee.

      Certificate  Principal Balance: With respect to any Certificate (other than Class B-IO
Certificates or Class R Certificates) as of any  Distribution  Date,  the initial  principal amount of such  Certificate  plus, with respect to (i) the Class II-A  Certificates  and the
Subordinate  Certificates,  the amount of any  Deferred  Interest  allocated  thereto on the related  Distribution  Date and on all  previous  Distribution  Dates  and (ii)  Subordinate
Certificates,  any Subsequent  Recoveries added to the Certificate  Principal Amount of such
Certificates  pursuant  to  Section  6.02(b)  hereof,  minus  the  sum  of (i)  all  amounts distributed on previous  Distribution  Dates on such  Certificate  with respect to principal and (ii) any  Applied  Realized  Loss  Amounts  allocated  to such  Certificate  on previous
Distribution  Dates.  With  respect  to any such  Class  of  Certificates,  the  Certificate
Principal  Balance thereof will equal the sum of the Certificate  Principal  Balances of all
Certificates in such Class.

      Certificate Register: The register maintained pursuant to Section 5.02.

      Certificateholder: A Holder of a Certificate.

      Chevy Chase:  Chevy Chase Bank, F.S.B., and any successor in interest thereto.

      Chevy Chase Servicing  Agreements:  The Purchase,  Warranties and Servicing Agreement,
dated as of March 1, 2001, and the Purchase,  Warranties and Servicing  Agreement,  dated as of July 1, 2001,  each between EMC and Chevy Chase,  and each as attached  hereto as Exhibit
H-3.

      Class:  With respect to the Certificates,  I-A, II-A-1,  II-A-2,  II-A-3,  III-A, R-I,
R-II, R-III, M-1, M-2, B-1, B-2, XP and B-IO.

      Class II-A Certificates: The Class II-A-1, Class II-A-2 and Class II-A-3 Certificates.

      Class  I-A  Principal  Distribution  Amount:  The  product  of the  Class A  Principal
Distribution  Amount and a fraction,  the numerator of which is the Principal Funds for Loan
Group I for such  Distribution  Date and the denominator of which is the Principal Funds for all Loan Groups for such Distribution Date.

      Class  II-A  Principal  Distribution  Amount:  The  product  of the Class A  Principal
Distribution  Amount and a fraction,  the numerator of which is the Principal Funds for Loan
Group II for such  Distribution Date and the denominator of which is the Principal Funds for all Loan Groups for such Distribution Date.

      Class  III-A  Principal  Distribution  Amount:  The  product of the Class A  Principal
Distribution  Amount and a fraction,  the numerator of which is the Principal Funds for Loan
Group III for such  Distribution  Date and the  denominator of which is the Principal  Funds for all Loan Groups for such Distribution Date.

      Class A Certificates: The Class I-A, Class II-A and Class III-A Certificates.

      Class A Principal  Distribution  Amount: For any Distribution Date, an amount equal to the  excess,  if any,  of (i) the  aggregate  Certificate  Principal  Balance of the Class A
Certificates  immediately  prior to such  Distribution  Date over (ii) the excess of (a) the aggregate Stated  Principal  Balance of the Mortgage Loans as of the last day of the related
Due  Period  over (b) the  product  of (1) the  aggregate  Stated  Principal  Balance of the
Mortgage  Loans as of the last day of the  related  Due Period and (2) the sum of (x) 11.20%
and (y) the Current Specified Overcollateralization Percentage for such Distribution Date.

      Class B Certificates:  The Class B-1 and Class B-2 Certificates.

      Class B-IO Advances:  As defined in Section 6.01(b).

      Class B-IO Certificates:  The Class B-IO-P and Class B-IO-I Certificates.

      Class B-IO  Distribution  Amount:  With respect to any Distribution  Date, the Current
Interest for the Class B-IO Certificate for such Distribution Date;  (which should be deemed
distributable  to   the  REMIC  III  Regular  Interest   B-IO-I);  provided,  however,  that
on and after the Distribution Date on which the aggregate  Certificate  Principal Balance of
Class I-A,  Class II-A-1,  Class II-A-2,  Class II-A-3,  Class III-A,  Class M-1, Class M-2,
Class B-1 or Class B-2  Certificates  has been reduced to zero, the Class B-IO  Distribution
Amount shall include the Overcollateralization Amount (which should be deemed distributable, first,  to the REMIC III Regular Interest B-IO-I  in respect of  accrued and unpaid interest thereon  until such  accrued and unpaid  interest  shall  have  been  reduced  to  zero and, thereafter,  to the REMIC III Regular Interest  B-IO-P  in respect of the  principal balance thereof).

      Class B-IO Pass-Through  Rate: The Class B-IO Certificates will bear interest at a per annum rate equal to the percentage  equivalent of a fraction,  the numerator of which is the sum of the  amounts  calculated  pursuant  to  clauses  (i)  through  (xii)  below,  and the denominator  of which is the  aggregate  Uncertificated  Principal  Balance of the  REMIC II
Regular  Interests.  For purposes of calculating  the  Pass-Through  Rate for the Class B-IO
Certificates, the numerator is equal to the sum of the following components:

(i)   the  Uncertificated  Pass-Through  Rate for  REMIC II  Regular  Interest LT1 minus the related  Marker  Rate,  applied  to a  notional  amount  equal  to the  Uncertificated
      Principal Balance of REMIC II Regular Interest LT1;

(ii)  the  Uncertificated  Pass-Through  Rate for  REMIC II  Regular  Interest LT2 minus the related  Marker  Rate,  applied  to a  notional  amount  equal  to the  Uncertificated
      Principal Balance of REMIC II Regular Interest LT2;

(iii) the  Uncertificated  Pass-Through  Rate for REMIC II  Regular Interest LT4 minus twice the related  Marker Rate,  applied to a notional  amount  equal to the  Uncertificated
      Principal Balance of REMIC II Regular Interest LT4.

(iv)  the  Uncertificated  Pass-Through  Rate for  REMIC II  Regular  Interest LT5 minus the related  Marker  Rate,  applied  to a  notional  amount  equal  to the  Uncertificated
      Principal Balance of REMIC II Regular Interest LT5;

(v)   the  Uncertificated  Pass-Through  Rate for  REMIC II  Regular  Interest LT6 minus the related  Marker  Rate,  applied  to a  notional  amount  equal  to the  Uncertificated
      Principal Balance of REMIC II Regular Interest LT6;

(vi)  the  Uncertificated  Pass-Through  Rate for REMIC II  Regular Interest LT8 minus twice the related  Marker Rate,  applied to a notional  amount  equal to the  Uncertificated
      Principal Balance of REMIC II Regular Interest LT8;

(vii) the  Uncertificated  Pass-Through  Rate for  REMIC II  Regular  Interest LT9 minus the related  Marker  Rate,  applied  to a  notional  amount  equal  to the  Uncertificated
      Principal Balance of REMIC II Regular Interest LT9;

(viii)      the  Uncertificated  Pass-Through  Rate for REMIC II Regular Interest LT10 minus the related  Marker Rate,  applied to a notional  amount  equal to the  Uncertificated
      Principal Balance of REMIC II Regular Interest LT10;

(ix)  the  Uncertificated  Pass-Through  Rate for REMIC II Regular Interest LT12 minus twice the related  Marker Rate,  applied to a notional  amount  equal to the  Uncertificated
      Principal Balance of REMIC II Regular Interest LT12;

(x)   the  Uncertificated  Pass-Through  Rate for REMIC II  Regular Interest LT-Y1 minus the related  Marker  Rate,  applied  to a  notional  amount  equal  to the  Uncertificated
      Principal Balance of REMIC II Regular Interest LT-Y1;

(xi)  the  Uncertificated  Pass-Through  Rate for REMIC II  Regular Interest LT-Y2 minus the related  Marker  Rate,  applied  to a  notional  amount  equal  to the  Uncertificated
      Principal Balance of REMIC II Regular Interest LT-Y2; and

(xii) the  Uncertificated  Pass-Through  Rate for REMIC II  Regular Interest LT-Y3 minus the related  Marker  Rate,  applied  to a  notional  amount  equal  to the  Uncertificated
      Principal Balance of REMIC II Regular Interest LT-Y3.

      Class B-1 Principal  Distribution  Amount:  For any Distribution Date, an amount equal to the  excess,  if  any,  of (i)  the  Certificate  Principal  Balance  of  the  Class  B-1
Certificates  immediately  prior to such  Distribution  Date over (ii) the excess of (a) the aggregate Stated  Principal  Balance of the Mortgage Loans as of the last day of the related
Due Period over (b) the sum of (1) the aggregate  Certificate Principal Balance of the Class
A Certificates (after taking into account the payment of the Class A Principal  Distribution
Amount on such  Distribution  Date), (2) the Certificate  Principal Balance of the Class M-1
Certificates (after taking into account the payment of the Class M-1 Principal  Distribution
Amount on such  Distribution  Date), (3) the Certificate  Principal Balance of the Class M-2
Certificates (after taking into account the payment of the Class M-2 Principal  Distribution
Amount on such Distribution  Date) and (4) the product of (x) the aggregate Stated Principal
Balance of the  Mortgage  Loans as of the last day of the related Due Period and (y) the sum of 1.60% and the Current  Specified  Overcollateralization  Percentage for such Distribution
Date.

      Class B-2 Principal  Distribution  Amount:  For any Distribution Date, an amount equal to the  excess,  if  any,  of (i)  the  Certificate  Principal  Balance  of  the  Class  B-2
Certificates  immediately  prior to such  Distribution  Date over (ii) the excess of (a) the aggregate Stated  Principal  Balance of the Mortgage Loans as of the last day of the related
Due Period over (b) the sum of (1) the aggregate  Certificate Principal Balance of the Class
A Certificates (after taking into account the payment of the Class A Principal  Distribution
Amount on such  Distribution  Date), (2) the Certificate  Principal Balance of the Class M-1
Certificates (after taking into account the payment of the Class M-1 Principal  Distribution
Amount on such  Distribution  Date), (3) the Certificate  Principal Balance of the Class M-2
Certificates (after taking into account the payment of the Class M-2 Principal  Distribution
Amount on such  Distribution  Date), (4) the Certificate  Principal Balance of the Class B-1
Certificates (after taking into account the payment of the Class B-1 Principal  Distribution
Amount on such Distribution  Date) and (5) the product of (x) the aggregate Stated Principal
Balance  of the  Mortgage  Loans as of the last day of the  related  Due  Period and (y) the
Current Specified Overcollateralization Percentage for such Distribution Date.

      Class M Certificates: The Class M-1 and Class M-2 Certificates.

      Class M-1 Principal  Distribution  Amount:  For any Distribution Date, an amount equal to the  excess,  if  any,  of (i)  the  Certificate  Principal  Balance  of  the  Class  M-1
Certificates  immediately  prior to such  Distribution  Date over (ii) the excess of (a) the aggregate Stated  Principal  Balance of the Mortgage Loans as of the last day of the related
Due Period over (b) the sum of (1) the aggregate  Certificate Principal Balance of the Class
A Certificates (after taking into account the payment of the Class A Principal  Distribution
Amount on such Distribution  Date) and (2) the product of (x) the aggregate Stated Principal
Balance of the  Mortgage  Loans as of the last day of the related Due Period and (y) the sum of (I)  6.80%  and (II) the  Current  Specified  Overcollateralization  Percentage  for such
Distribution Date.

      Class M-2 Principal  Distribution  Amount:  For any Distribution Date, an amount equal to the  excess,  if  any,  of (i)  the  Certificate  Principal  Balance  of  the  Class  M-2
Certificates  immediately  prior to such  Distribution  Date over (ii) the excess of (a) the aggregate Stated  Principal  Balance of the Mortgage Loans as of the last day of the related
Due Period over (b) the sum of (1) the aggregate  Certificate Principal Balance of the Class
A Certificates (after taking into account the payment of the Class A Principal  Distribution
Amount on such  Distribution  Date), (2) the Certificate  Principal Balance of the Class M-1
Certificates (after taking into account the payment of the Class M-1 Principal  Distribution
Amount on such Distribution  Date) and (3) the product of (x) the aggregate Stated Principal
Balance of the  Mortgage  Loans as of the last day of the related Due Period and (y) the sum of (I)  3.20%  and (II) the  Current  Specified  Overcollateralization  Percentage  for such
Distribution Date.

      Class R Certificates: The Class R-I, R-II and R-III Certificates.

      Class R-I Certificate:  Any one of the Class R-I  Certificates executed by the Trustee and authenticated by the Certificate  Registrar  substantially in the form annexed hereto as
Exhibit A-6  and evidencing an interest  designated as a "residual  interest" in REMIC I for purposes of the REMIC Provisions.

      Class  R-II  Certificate:  Any  one of the  Class R-II  Certificates  executed  by the
Trustee and  authenticated  by the Certificate  Registrar  substantially in the form annexed hereto as  Exhibit A-6  and  evidencing an interest  designated as a "residual  interest" in
REMIC II for purposes of the REMIC Provisions.

      Class  R-III  Certificate:  Any one of the  Class R-III  Certificates  executed by the
Trustee and  authenticated  by the Certificate  Registrar  substantially in the form annexed hereto as  Exhibit A-6  and  evidencing an interest  designated as a "residual  interest" in
REMIC III for purposes of the REMIC Provisions.

      Class XP  Reserve  Account:  The  account  established  and  maintained  by the Master
Servicer pursuant to Section 4.07 hereof.

      Closing Date: June 30, 2004.

      Code: The Internal Revenue Code of 1986, as amended.
      Compensating Interest Payment: As defined in Section 6.06.

      Convertible  Mortgage  Loan:  A Mortgage  Loan that  provides an option to the related mortgagor to convert the adjustable  interest rate on such Mortgage Loan to a fixed interest rate.

      Corporate Trust Office:  The designated  office of the Trustee where at any particular time its corporate  trust  business with respect to this  Agreement  shall be  administered, which office at the date of the execution of this  Agreement is located at 4 New York Plaza,
6th Floor, New York, New York 10004,  Attention:  Institutional Trust  Services/Global Debt,
Structured Asset Mortgage  Investments II Inc., Bear Stearns ALT-A Trust 2004-6,  or at such other address as the Trustee may designate from time to time.

      Corresponding Certificate: With respect to:

      (i)   REMIC III Regular Interest I-A, the Class I-A Certificates,

      (ii)  REMIC III Regular Interest II-A-1, the Class II-A-1 Certificates,

      (iii) REMIC III Regular Interest II-A-2, the Class II-A-2 Certificates,

      (iv)  REMIC III Regular Interest II-A-3, the Class II-A-3 Certificates,

      (v)   REMIC III Regular Interest III-A, the Class III-A Certificates,

      (vi)  REMIC III Regular Interest M1, the Class M-1 Certificates,

      (vii) REMIC III Regular Interest M2, the Class M-2 Certificates,

      (viii)REMIC III Regular Interest B, the Class B Certificates,

      (ix)  REMIC III Regular Interest XP, the Class XP Certificates, and

      (x)   REMIC III  Regular Interest  B-IO-I and  REMIC III  Regular Interest B-IO-P, the
Class B-IO Certificates.

      Countrywide: Countrywide Home Loans, Inc., and its successor in interest.

      Countrywide  Servicing  Agreement:  The  Sale  and  Servicing  Agreement,  dated as of
October 30, 2002, as amended,  between EMC and  Countrywide,  as attached  hereto as Exhibit
H-4.

      Current  Interest:  As of any  Distribution  Date,  with  respect  to  each  Class  of
Certificates  (other than the Class XP Certificates and the Class R  Certificates),  (i) the
interest accrued on the Certificate  Principal  Balance or Notional  Amount,  as applicable, during the related  Interest  Accrual  Period at the applicable  Pass-Through  Rate plus any amount  previously  distributed  with respect to interest for such Certificate that has been recovered as a voidable  preference by a trustee in bankruptcy minus (ii) the sum of (a) any
Prepayment  Interest  Shortfall  for such  Distribution  Date,  to the extent not covered by
Compensating  Interest  Payments,  (b)  any  Deferred  Interest  added  to  the  Certificate
Principal  Balance of such Class  pursuant to Section  6.01(a) First and (c) any  shortfalls resulting from the  application  of the Relief Act during the related Due Period;  provided, however,  that for purposes of  calculating  Current  Interest  for any such Class,  amounts specified  in clauses  (ii)(a) and (ii)(c)  hereof for any such  Distribution  Date shall be allocated first to the Class B-IO  Certificates  and the Residual  Certificates in reduction of amounts  otherwise  distributable to such Certificates on such Distribution Date and then any excess  shall be  allocated  to each other Class of  Certificates  pro rata based on the respective  amounts of interest accrued pursuant to clause (i) hereof for each such Class on such Distribution Date.

      Current  Specified  Overcollateralization  Percentage:    For  any  Class  of  Offered
Certificates  and  any  Distribution  Date,  the  percentage  equivalent of a fraction,  the numerator of which is the Overcollateralization Target Amount,  and the denominator of which is the aggregate  Stated Principal Balance of  the Mortgage Loans  as of the last day of the related Due Period.

      Custodial Agreement:  An agreement,  dated as of the Closing Date among the Depositor, the Master Servicer,  the Trustee and the Custodian in  substantially  the form of Exhibit G hereto.

      Custodian:  Wells  Fargo  Bank,  National  Association,  and any  successor  custodian appointed pursuant to the provisions hereof and of the Custodial Agreement.

      Cut-off Date: June 1, 2004.

      Cut-off Date Balance: $860,560,954.

      Debt Service  Reduction:  Any reduction of the Scheduled Payments which a Mortgagor is obligated to pay with  respect to a Mortgage  Loan as a result of any  proceeding  under the
Bankruptcy Code or any other similar state law or other proceeding.

      Deferred  Interest:  With  respect  to a  Negative  Amortization  Loan,  the amount of interest which is deferred and added to the Outstanding  Principal  Balance of such Mortgage
Loan.

      Deficient  Valuation:  With respect to any Mortgage Loan, a valuation of the Mortgaged
Property by a court of competent  jurisdiction  in an amount less than the then  outstanding indebtedness  under the Mortgage Loan, which valuation  results from a proceeding  initiated under the Bankruptcy Code or any other similar state law or other proceeding.

      Delinquent:  A Mortgage  Loan is  "Delinquent"  if any payment due thereon is not made pursuant  to the  terms  of such  Mortgage  Loan by the  close of  business  on the day such payment is scheduled to be due. A Mortgage Loan is "30 days  delinquent" if such payment has not been  received  by the  close of  business  on the  last  day of the  month  immediately succeeding  the month in which such  payment was due. For  example,  a Mortgage  Loan with a payment  due on  December 1 that  remained  unpaid as of the close of business on January 31 would  then  be  considered  to  be 30  to  59  days  delinquent.  Similarly  for  "60  days delinquent," "90 days delinquent" and so on.

      Depositor:  Structured Asset Mortgage Investments II Inc., a Delaware corporation, and any successor thereto.

      Depository:  The Depository Trust Company, the nominee of which is Cede & Co., and any successor thereto.

      Depository Agreement: The meaning specified in Section 5.01(a) hereof.

      Depository  Participant:  A broker,  dealer,  bank or other  financial  institution or other Person for whom from time to time the  Depository  effects  book-entry  transfers  and pledges of securities deposited with the Depository.

      Designated Depository Institution:  A depository institution (commercial bank, federal savings bank mutual  savings bank or savings and loan  association)  or trust company (which may include the Trustee),  the deposits of which are fully insured by the FDIC to the extent provided by law.

      Determination  Date:  With respect to each Mortgage  Loan, the  Determination  Date as defined in the related Servicing Agreement.

      Disqualified  Organization:  Any of the following: (i) the United States, any State or political  subdivision  thereof,  any  possession  of the  United  States,  or any agency or instrumentality  of  any  of  the  foregoing  (other  than  an  instrumentality  which  is a corporation if all of its  activities are subject to tax and,  except for the Freddie Mac or any  successor  thereto,  a  majority  of its board of  directors  is not  selected  by such governmental  unit), (ii) any foreign  government,  any international  organization,  or any agency or  instrumentality  of any of the  foregoing,  (iii) any  organization  (other  than certain  farmers'  cooperatives  described  in Section 521 of the Code) which is exempt from the tax  imposed by Chapter 1 of the Code  (including  the tax imposed by Section 511 of the
Code on unrelated business taxable income),  (iv) rural electric and telephone  cooperatives described in Section  1381(a)(2)(C) of the Code or (v) any other Person so designated by the
Trustee  based upon an Opinion of Counsel  that the  holding of an  ownership  interest in a
Residual  Certificate  by such Person may cause any 2004-6  REMIC  contained in the Trust or any Person  having an  ownership  interest  in the  Residual  Certificate  (other  than such
Person) to incur a  liability  for any  federal  tax  imposed  under the Code that would not otherwise  be  imposed  but  for  the  transfer  of  an  ownership  interest  in a  Residual
Certificate  to  such  Person.   The  terms  "United  States,"  "State"  and  "international organization"  shall have the  meanings  set forth in Section  7701 of the Code or successor provisions.

      Distribution  Account:  The trust account or accounts created and maintained  pursuant to Section 4.04 hereof,  which shall be denominated  "JPMorgan  Chase Bank, as Trustee f/b/o holders of Structured  Asset Mortgage  Investments II Inc., Bear Stearns ALT-A Trust 2004-6,
Mortgage Pass-Through Certificates, Series 2004-6 - Distribution Account."

      Distribution Account Deposit Date: The Business Day prior to each Distribution Date.

      Distribution  Date:  The 25th day of any  month,  beginning  in the month  immediately following  the month of the Closing  Date,  or, if such 25th day is not a Business  Day, the
Business Day immediately following.

      DTC  Custodian:  JPMorgan  Chase Bank, and its successors in interest as custodian for the Depository.

      Due Date:  With  respect to each  Mortgage  Loan,  the date in each month on which its
Scheduled  Payment  is due if such due date is the  first day of a month  and  otherwise  is deemed  to be the first day of the  following  month or such  other  date  specified  in the related Servicing Agreement.

      Due Period:  With respect to any Distribution  Date and each Mortgage Loan, the period commencing  on the second  day of the month  preceding  the month in which the  Distribution
Date  occurs and ending at the close of  business on the first day of the month in which the
Distribution Date occurs.

      Eligible Account:  Any of (i) a segregated  account maintained with a federal or state chartered  depository  institution (A) the short-term  obligations of which are rated A-1 or better by  Standard & Poor's and P-1 by  Moody's at the time of any  deposit  therein or (B)
insured by the FDIC (to the limits established by such Corporation),  the uninsured deposits in which  account are  otherwise  secured  such that,  as evidenced by an Opinion of Counsel
(obtained by the Person  requesting  that the account be held  pursuant to this clause (ii))
delivered to the Trustee prior to the establishment of such account, the  Certificateholders will have a claim with respect to the funds in such account and a perfected  first  priority security interest against any collateral  (which shall be limited to Permitted  Investments, each of which  shall  mature not later  than the  Business  Day  immediately  preceding  the
Distribution  Date  next  following  the  date  of  investment  in  such  collateral  or the
Distribution  Date if such  Permitted  Investment is an obligation of the  institution  that maintains the  Distribution  Account)  securing such funds that is superior to claims of any other depositors or general creditors of the depository  institution with which such account is  maintained,  (ii) a segregated  trust account or accounts  maintained  with a federal or state  chartered  depository  institution  or trust  company with trust powers acting in its fiduciary  capacity or (iii) a segregated  account or accounts of a  depository  institution acceptable to the Rating  Agencies (as evidenced in writing by the Rating  Agencies that use of any such  account as the  Distribution  Account  will not have an  adverse  effect on the then-current  ratings assigned to the Classes of the  Certificates  then rated by the Rating
Agencies). Eligible Accounts may bear interest.

      EMC: EMC Mortgage Corporation, and any successor thereto.

      EMC Servicing Agreement:  The Servicing  Agreement,  dated as of June 1, 2004, between
Structured Asset Mortgage Investments II Inc. and EMC, as attached hereto as Exhibit H-5.

      ERISA: The Employee Retirement Income Security Act of 1974, as amended.

      Event of Default: An event of default described in Section 8.01.

      EverHome:  EverHome Mortgage Company  (formerly known as Alliance  Mortgage  Company), and any successor thereto.

      EverHome  Servicing  Agreement:  The  Servicing  Agreement,  dated as of June 1, 2003, between EverHome and EMC, attached hereto as Exhibit H-6.

      Excess Cashflow:  With respect to any  Distribution  Date, the Remaining Excess Spread
for such  Distribution  Date;  provided,  however,  that the Excess  Cashflow  shall include
Principal  Funds on and  after the  Distribution  Date on which  the  aggregate  Certificate
Principal  Balance  of the  Class  A,  Class  M-1,  Class  M-2,  Class  B-1  and  Class  B-2
Certificates  has been reduced to zero (other than Principal Funds otherwise  distributed to the Holders of Class A, Class M-1, Class M-2, Class B-1 and Class B-2  Certificates  on such
Distribution Date).

      Excess Liquidation  Proceeds: To the extent that such amount is not required by law to be paid to the related  Mortgagor,  the amount, if any, by which  Liquidation  Proceeds with respect  to a  Liquidated  Mortgage  Loan  exceed the sum of (i) the  Outstanding  Principal
Balance of such  Mortgage  Loan and  accrued but unpaid  interest  at the  related  Mortgage
Interest  Rate  through  the last day of the month in which  the  related  Liquidation  Date occurs, plus (ii) related Liquidation Expenses.

      Excess Spread:  With respect to any Distribution  Date, the excess, if any, of (i) the
Interest Funds for such  Distribution  Date over (ii) the sum of the Current Interest on the
Offered  Certificates  and Interest Carry Forward  Amounts on the Class A  Certificates,  in
each case for such Distribution Date.

      Extra  Principal  Distribution  Amount:  With respect to any  Distribution  Date,  the lesser of (i) the  excess,  if any,  of the  Overcollateralization  Target  Amount  for such
Distribution Date over the Overcollateralization  Amount for such Distribution Date and (ii)
the Excess Spread for such Distribution Date.

      Fannie Mae: Federal National Mortgage Association, and any successor thereto.

      FDIC: Federal Deposit Insurance Corporation, and any successor thereto.

      Final Certification:  The certification  substantially in the form of Exhibit Three to the Custodial Agreement.

      Fitch:  Fitch Ratings, and any successor thereto.

      Fractional  Undivided  Interest:  With  respect  to any  Class  of  Certificates,  the fractional  undivided  interest  evidenced by any Certificate of such Class the numerator of which is the Certificate  Principal Balance of such Certificate and the denominator of which is the Certificate  Principal Balance of such Class. With respect to the Certificates in the aggregate,  the fractional  undivided  interest  evidenced by (i) each Residual  Certificate will be deemed  to equal 0.3333% multiplied  by the  percentage  interest  of such  Residual
Certificate,  (ii) the Class  B-IO  Certificates  will be deemed to equal  1.00% and (iii) a
Certificate of any  other Class  will be deemed  to equal 98% multiplied by a fraction,  the numerator  of  which  is the  Certificate  Principal  Balance  of such  Certificate  and the denominator of which is the aggregate Certificate Principal Balance of all the Certificates
other than the Class B-IO Certificates.

      Freddie Mac:  Freddie Mac,  formerly the Federal Home Loan Mortgage  Corporation,  and any successor thereto.

      Global Certificate:  Any Private Certificate  registered in the name of the Depository or its nominee,  beneficial  interests in which are reflected on the books of the Depository or on the books of a Person  maintaining an account with such Depository  (directly or as an indirect participant in accordance with the rules of such depository).

      GMAC: GMAC Mortgage Corporation, and any successor thereto.

      GMAC  Servicing  Agreement:  The  Servicing  Agreement,  dated as of May 1,  2001,  as amended by  Amendment  No. 1, dated as of October 1, 2001 and  Amendment  No. 2, dated as of
July 31, 2002, between EMC and GMAC, as attached hereto as Exhibit H-7.

      GreenPoint: GreenPoint Mortgage Funding, Inc., and any successor thereto.

      GreenPoint  Servicing  Agreement:  The Purchase,  Warranties and Servicing  Agreement,
dated as of September 1, 2003, between GreenPoint and EMC attached hereto as Exhibit H-8.

      Gross Margin:  As to each Mortgage Loan, the fixed percentage set forth in the related
Mortgage Note and indicated on the Mortgage Loan Schedule  which  percentage is added to the related  Index on each  Interest  Adjustment  Date to determine  (subject to  rounding,  the minimum and maximum Mortgage  Interest Rate and the Periodic Rate Cap) the Mortgage Interest
Rate until the next Interest Adjustment Date.

      Group I Net WAC Rate:  The weighted  average of the Net Rates on the Mortgage Loans in
Loan Group I,  weighted  on the basis of the  Stated  Principal  Balances  thereof as of the beginning of the related Due Period,  adjusted to an effective  rate  reflecting the accrual of interest on an actual/360 basis.

      Group I  Principal  Distribution  Amount:  The product of the  Principal  Distribution
Amount and a fraction,  the numerator of which is the  Principal  Funds for Loan Group I for such  Distribution  Date and the  denominator  of which is the Principal  Funds for all Loan
Groups for such Distribution Date.

      Group II Net WAC Rate: The weighted  average of the Net Rates on the Mortgage Loans in
Loan Group II,  weighted  on the basis of the Stated  Principal  Balances  thereof as of the beginning of the related Due Period,  adjusted to an effective  rate  reflecting the accrual of interest on an actual/360 basis.

      Group II Principal  Distribution  Amount:  The product of the  Principal  Distribution
Amount and a fraction,  the numerator of which is the Principal  Funds for Loan Group II for such  Distribution  Date and the  denominator  of which is the Principal  Funds for all Loan
Groups for such Distribution Date.

      Group II Senior  Percentage:  The  aggregate  Certificate  Balance  of the Class  II-A
Certificates  divided by the aggregate  Stated  Principal  Balance of the Mortgage  Loans in
Loan Group II.

      Group III Net WAC Rate:  The weighted  average of the Net Rates on the Mortgage  Loans in Loan Group III, weighted on the basis of the Stated Principal  Balances thereof as of the beginning of the related Due Period,  adjusted to an effective  rate  reflecting the accrual of interest on an actual/360 basis.

      Group III Principal  Distribution  Amount:  The product of the Principal  Distribution
Amount and a fraction,  the numerator of which is the Principal Funds for Loan Group III for such  Distribution  Date and the  denominator  of which is the Principal  Funds for all Loan
Groups for such Distribution Date.

      Holder:  The Person in whose  name a  Certificate  is  registered  in the  Certificate
Register,  except that, subject to Sections 11.02(b) and 11.05(e), solely for the purpose of giving any consent  pursuant to this Agreement,  any  Certificate  registered in the name of the Depositor or the Trustee or any Affiliate  thereof shall be deemed not to be outstanding and the Fractional  Undivided  Interest evidenced thereby shall not be taken into account in determining whether the requisite  percentage of Fractional Undivided Interests necessary to effect any such consent has been obtained.

      Indemnified  Persons:  The  Trustee,  the  Master  Servicer,  the  Custodian  and  the
Securities  Administrator,  and their  officers,  directors,  agents and employees and, with respect to the Trustee,  any separate  co-trustee  and its officers,  directors,  agents and employees.

      Independent:  When used with  respect to any  specified  Person,  this term means that such Person (a) is in fact  independent  of the Depositor or the Master  Servicer and of any
Affiliate of the Depositor or the Master  Servicer,  (b) does not have any direct  financial interest  or any  material  indirect  financial  interest  in the  Depositor  or the  Master
Servicer or any Affiliate of the  Depositor or the Master  Servicer and (c) is not connected with the  Depositor  or the  Master  Servicer  or any  Affiliate  as an  officer,  employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

      Index:  The index,  if any,  specified  in a Mortgage  Note by  reference to which the related Mortgage Interest Rate will be adjusted from time to time.

      Individual  Certificate:  Any Private Certificate registered in the name of the Holder other than the Depository or its nominee.

      Initial Certification:  The certification  substantially in the form of Exhibit One to the Custodial Agreement.

      Initial  Mortgage Loan: A Mortgage Loan transferred and assigned to the Trustee on the
Closing Date pursuant to Section 2.01 and held as a part of the Trust,  as identified in the applicable Mortgage Loan Schedule.

      Institutional  Accredited  Investor:  Any  Person  meeting  the  requirements  of Rule
501(a)(l),  (2), (3) or (7) of  Regulation D under the  Securities  Act or any entity all of the equity holders in which come within such paragraphs.

      Insurance  Policy:  With respect to any Mortgage Loan, any standard  hazard  insurance policy, flood insurance policy or title insurance policy.

      Insurance  Proceeds:  Amounts paid by the insurer under any Insurance  Policy covering any Mortgage Loan or Mortgaged  Property other than amounts  required to be paid over to the
Mortgagor  pursuant to law or the related  Mortgage  Note or Security  Instrument  and other than amounts used to repair or restore the  Mortgaged  Property or proceeds  that  represent reimbursement  of the related  Servicer's  costs and expenses  incurred in  connection  with presenting claims under the related Insurance Policy.

      Interest  Accrual Period:  With respect to each Class of Certificates  (other than the
Class XP  Certificates  and  Residual  Certificates),  the  period  from and  including  the preceding  Distribution  Date (or,  in the case of the  first  Distribution  Date,  from the
Closing Date) to and including the day prior to the current Distribution Date.

      Interest  Adjustment  Date:  With  respect  to a  Mortgage  Loan,  the  date,  if any, specified in the related  Mortgage  Note on which the Mortgage  Interest  Rate is subject to adjustment.

      Interest  Carryforward  Amount:  As of any Distribution  Date and with respect to each
Class of Certificates  (other than  the Class XP Certificates,  Class B-IO  Certificates and
Residual  Certificates),  the sum of  (i) the excess of (a) the  Current  Interest  for such
Class  with  respect to prior Distribution  Dates over (b) the amount  actually  distributed to such  Class of Certificates with  respect to interest on or after such prior Distribution
Dates and (ii) interest thereon (to the extent permitted by applicable law) at the applicable
Pass-Through Rate  for  such Class for the  related  Interest  Accrual Period  including  the
Interest  Accrual Period relating to such Distribution Date.

      Interest  Funds:  For any  Distribution  Date and a Loan  Group  (i) the sum,  without duplication,  of (a) all  scheduled  interest  collected in respect to the related  Mortgage
Loans  during the  related  Due Period  less the  related  Servicing  Fee,  (b) all  Monthly
Advances  relating to interest with respect to the related  Mortgage  Loans made on or prior to the related  Distribution  Account Deposit Date, (c) all Compensating  Interest  Payments
with  respect to the  related  Mortgage  Loans and  required  to be  remitted  by the Master
Servicer  pursuant  to this  Agreement  or the  related  Servicer  pursuant  to the  related
Servicing  Agreement with respect to such Distribution  Date, (d) Liquidation  Proceeds with respect to the related  Mortgage Loans collected during the related  Prepayment  Period (or, in the case of  Subsequent  Recoveries,  during the related Due Period),  to the extent such
Liquidation  Proceeds relate to interest,  (e) all amounts relating to interest with respect to each related  Mortgage Loan purchased by EMC pursuant to Sections 2.02 and 2.03 or by the
Depositor  pursuant  to Section  3.21  during the  related Due Period and (f) all amounts in respect of interest  paid by EMC  pursuant to Section  10.01 in respect to the related  Loan
Group,  in each case to the extent remitted by EMC or the related  Servicer,  as applicable, to the Distribution  Account pursuant to this Agreement or the related  Servicing  Agreement minus (ii) all amounts relating to interest  required to be reimbursed  pursuant to Sections
4.01,  4.03 and 4.05 or as  otherwise  set  forth in this  Agreement  and  allocated  to the related Loan Group.

      Interim Certification:  The certification  substantially in the form of Exhibit Two to the Custodial Agreement.

      Investment  Letter:  The  letter  to be  furnished  by each  Institutional  Accredited
Investor which  purchases any of the Private  Certificates in connection with such purchase, substantially in the form set forth as Exhibit F-1 hereto.

      Lender-Paid  PMI Rate:  With respect to each  Mortgage  Loan covered by a  lender-paid primary mortgage insurance policy,  the amount payable to the related insurer,  as stated in the Mortgage Loan Schedule.
      LIBOR  Business  Day:  Any day  other  than a  Saturday  or a Sunday or a day on which banking institutions in the city of London,  England are required or authorized by law to be closed.

      LIBOR Determination  Date: With respect to each Class of Offered  Certificates and for the first  Interest  Accrual  Period,  June 23, 2004.  With respect to each Class of Offered
Certificates  and any Interest  Accrual  Period  thereafter,  the second LIBOR  Business Day preceding the commencement of such Interest Accrual Period.

      Liquidated  Mortgage Loan: Any defaulted Mortgage Loan as to which the Servicer or the
Master  Servicer has determined that all amounts it expects to recover from or on account of such Mortgage Loan have been recovered.

      Liquidation Date: With respect to any Liquidated  Mortgage Loan, the date on which the
Servicer  or the  Master  Servicer  has  certified  that  such  Mortgage  Loan has  become a
Liquidated Mortgage Loan.

      Liquidation  Expenses:  With respect to a Mortgage Loan in  liquidation,  unreimbursed expenses  paid or incurred by or for the account of the Servicer,  such  expenses  including
(a) property  protection  expenses,  (b) property sales  expenses,  (c) foreclosure and sale costs,  including  court costs and  reasonable  attorneys'  fees,  and (d) similar  expenses reasonably paid or incurred in connection with liquidation.

      Liquidation Proceeds:  Cash received in connection with the liquidation of a defaulted
Mortgage Loan,  whether  through  trustee's  sale,  foreclosure  sale,  Insurance  Proceeds, condemnation proceeds or otherwise, and Subsequent Recoveries.

      Loan-to-Value  Ratio: With respect to any Mortgage Loan, the fraction,  expressed as a percentage,  the  numerator  of which  is the  original  principal  balance  of the  related
Mortgage Loan and the  denominator of which is the Original  Value of the related  Mortgaged
Property.

      Loan Group: Loan Group I, Loan Group II or Loan Group III, as applicable.

      Loan Group I: The group of Mortgage  Loans  designated as belonging to Loan Group I on the Mortgage Loan Schedule.

      Loan Group II: The group of Mortgage  Loans  designated  as belonging to Loan Group II on the Mortgage Loan Schedule.

      Loan Group III: The group of Mortgage Loans  designated as belonging to Loan Group III on the Mortgage Loan Schedule.

      Lost Notes:  The  original  Mortgage  Notes that have been lost,  as  indicated on the
Mortgage Loan Schedule.

      Margin:  With  respect  to any  Distribution  Date on or prior to the  first  possible
Optional  Termination  Date and (i) the Class I-A  Certificates,  0.32% per annum,  (ii) the
Class II-A-1 Certificates,  0.27% per annum, (iii) the Class II-A-2 Certificates,  0.25% per
annum,  (iv)  the  Class  II-A-3  Certificates,   0.50%  per  annum,  (v)  the  Class  III-A
Certificates,  0.31% per annum, (vi) the Class M-1 Certificates,  0.55% per annum, (vii) the
Class M-2  Certificates,  1.15% per  annum,  (viii)  the Class B-1  Certificates,  1.90% per annum,  and (ix) the Class  B-2  Certificates,  1.90% per  annum;  and with  respect  to any
Distribution Date after the first possible  Optional  Termination Date and (i) the Class I-A
Certificates,  0.64% per annum, (ii) the Class II-A-1  Certificates,  0.54% per annum, (iii)
the Class II-A-2 Certificates,  0.50% per annum, (iv) the Class II-A-3  Certificates,  1.00%
per  annum,  (v) the  Class  III-A  Certificates,  0.62%  per  annum,  (vi)  the  Class  M-1
Certificates,  0.825% per annum, (vii) the Class M-2 Certificates,  1.725% per annum, (viii)
the Class B-1  Certificates,  2.85% per annum,  and (ix) the Class B-2  Certificates,  2.85%
per annum.

      Marker Rate:   With respect  to the  Class B-I0  Certificates or the REMIC III Regular
Interest B-IO-I and any Distribution  Date,  in relation to the REMIC II  Regular  Interests
LT1,  LT2,  LT3, LT4  and LT-Y1, a per annum rate  equal  to  two  (2)  times  the  weighted average  of  the  Uncertificated REMIC II Pass-Through Rates for REMIC II  Regular  Interest
LT2 and REMIC II  Regular Interest LT3.  With respect to the Class B-IO Certificates or the
REMIC III Regular Interest B-IO-I and any Distribution  Date,  in relation  to the REMIC II
Regular  Interests  LT5,  LT6,  LT7,  LT8 and LT-Y2, a per annum rate equal to two (2) times the weighted average of the Uncertificated REMIC II  Pass-Through Rates for REMIC II Regular
Interest  LT6   and  REMIC II  Regular  Interest  LT7.    With  respect  to  the  Class B-IO
Certificates  or  the   REMIC III  Regular  Interest  B-IO-I  and  any  Distribution   Date,
in relation to the REMIC II Regular  Interests LT9, LT10,  LT11, LT12 and LT-Y3, a per annum rate equal to two (2) times the weighted average of the Uncertificated REMIC II Pass-Through
Rates for REMIC II  Regular  Interest  LT10 and REMIC II Regular Interest LT11.

      Master Servicer:  As of the Closing Date, Wells Fargo Bank, National  Association and,
thereafter,  its  respective  successors  in  interest  who meet the  qualifications  of the
Servicing Agreements and this Agreement.

      Master  Servicer  Certification:  A written  certification  covering  servicing of the
Mortgage  Loans by all  Servicers  and  signed by an officer  of the  Master  Servicer  that complies with (i) the  Sarbanes-Oxley  Act of 2002,  as amended from time to time,  and (ii)
the February 21, 2003 Statement by the Staff of the Division of  Corporation  Finance of the
Securities  and  Exchange  Commission  Regarding  Compliance  by  Asset-Backed  Issuers with
Exchange  Act Rules  13a-14 and 15d-14,  as in effect from time to time;  provided  that if, after the Closing  Date (a) the  Sarbanes-Oxley  Act of 2002 is amended,  (b) the  Statement referred to in clause (ii) is modified or superceded by any  subsequent  statement,  rule or regulation  of the  Securities  and  Exchange  Commission  or any  statement  of a  division thereof,  or (c) any future releases,  rules and regulations are published by the Securities and Exchange  Commission from time to time pursuant to the Sarbanes-Oxley Act of 2002, which in any such case affects the form or substance of the required  certification and results in the  required  certification  being,  in the  reasonable  judgment  of the Master  Servicer, materially more onerous than the form of the required  certification as of the Closing Date, the  Master  Servicer  Certification  shall be as agreed to by the Master  Servicer  and the
Depositor  following a  negotiation  in good faith to determine  how to comply with any such new requirements.

      Master  Servicer  Collection  Account:  The trust  account  or  accounts  created  and maintained  pursuant to Section 4.02,  which shall be denominated  "JPMorgan  Chase Bank, as
Trustee f/b/o holders of Structured  Asset Mortgage  Investments II Inc., Bear Stearns ALT-A
Trust  2004-6,  Mortgage  Pass-Through   Certificates,   Series  2004-6  -  Master  Servicer
Collection Account," and which shall be an Eligible Account.

      Master Servicing Compensation: The meaning specified in Section 3.14.

      Material Defect: The meaning specified in Section 2.02(b).

      Maximum  Lifetime  Mortgage Rate: The maximum level to which a Mortgage  Interest Rate can adjust in accordance with its terms, regardless of changes in the applicable Index.

      Mellon Trust:  Mellon Trust of New England,  National  Association  (formerly known as
Boston Safe Deposit and Trust Company).

      Mellon Trust  Servicing  Agreement:  The Mortgage Loan Sale,  Warranties and Servicing
Agreement,  dated as of  February  1,  1999,  by and  between  Mellon  Trust and EMC,  as an affiliate to Bear Stearns Mortgage Capital Corporation, attached hereto as Exhibit 9.

      MERS:  Mortgage Electronic  Registration  Systems,  Inc., a corporation  organized and existing under the laws of the State of Delaware, and any successor thereto.

      MERS  System:  The system of  recording  transfers  of Mortgage  Loans  electronically maintained by MERS.

      MIN: The Mortgage  Identification  Number for Mortgage Loans  registered  with MERS on the MERS System.

      Minimum  Lifetime  Mortgage Rate: The minimum level to which a Mortgage  Interest Rate can adjust in accordance with its terms, regardless of changes in the applicable Index.

      MOM Loan:  With respect to any  Mortgage  Loan,  MERS acting as the  mortgagee of such
Mortgage  Loan,  solely  as  nominee  for the  originator  of  such  Mortgage  Loan  and its successors and assigns, at the origination thereof.

      Monthly  Advance:  An advance of  principal  or  interest  required  to be made by the applicable  Servicer  pursuant to the related  Servicing  Agreement  or the Master  Servicer pursuant to Section 6.05.

      Monthly  Delinquency  Percentage:  With  respect  to  a  Due  Period,  the  percentage equivalent of a fraction,  the numerator of which is the aggregate Stated Principal  Balance of the  Mortgage  Loans  that  are 60  days  or  more  Delinquent  or are in  bankruptcy  or foreclosure  or are REO  Properties  as of the close of business on the last day of such Due
Period and the denominator of which is the aggregate  Stated  Principal  Balance of Mortgage
Loans as of the close of business on the last day of such Due Period.

      Moody's: Moody's Investors Service, Inc., and any successor in interest.

      Mortgage  File:  The mortgage  documents  listed in Section  2.01(b)  pertaining  to a particular  Mortgage Loan and any additional  documents required to be added to the Mortgage
File pursuant to this Agreement.

      Mortgage  Interest Rate:  The annual rate at which interest  accrues from time to time on any  Mortgage  Loan  pursuant to the related  Mortgage  Note,  which rate is equal to the
"Mortgage Interest Rate" set forth with respect thereto on the Mortgage Loan Schedule.

      Mortgage  Loan: A mortgage loan  transferred  and assigned to the Trustee  pursuant to
Section  2.01 or Section  2.04 and held as a part of the Trust Fund,  as  identified  in the
Mortgage  Loan  Schedule  (which  shall  include,  without  limitation  with respect to each
Mortgage  Loan,  each related  Mortgage  Note,  Mortgage  and  Mortgage  File and all rights appertaining  thereto),  including a mortgage loan the property securing which has become an
REO Property.

      Mortgage Loan Purchase  Agreement:  The Mortgage Loan Purchase  Agreement  dated as of
June 30, 2004,  between EMC, as seller,  and Structured Asset Mortgage  Investments II Inc., as purchaser, and all amendments thereof and supplements thereto, attached as Exhibit J.

      Mortgage Loan Schedule:  The schedule attached hereto as Exhibit B with respect to the
Initial  Mortgage  Loans and  divided  into Loan  Groups,  as  amended  from time to time to reflect the repurchase or  substitution  of Mortgage Loans pursuant to this Agreement or the
Mortgage Loan Purchase Agreement, as the case may be.

      Mortgage Note: The originally  executed note or other evidence of the  indebtedness of a Mortgagor under the related Mortgage Loan.

      Mortgaged  Property:  Land and  improvements  securing the indebtedness of a Mortgagor under the related Mortgage Loan or, in the case of REO Property, such REO Property.

      Mortgagor: The obligor on a Mortgage Note.

      National City:  National City Mortgage Co. and its successor in interest.

      National City Servicing Agreement:  The Purchase,  Warranties and Servicing Agreement,
dated as of October 1, 2001, between EMC and National City, attached hereto as Exhibit H-10.

      Negative  Amortization  Loan:  A  Mortgage  Loan in which  the  Outstanding  Principal
Balance is subject to a negative amortization feature.

      Net  Interest  Shortfall:  With  respect  to any  Distribution  Date,  the  Prepayment
Interest  Shortfall,  if any,  for  such  Distribution  Date  net of  Compensating  Interest
Payments made with respect to such Distribution Date.

      Net Liquidation  Proceeds:  As to any Liquidated Mortgage Loan,  Liquidation  Proceeds
net of (i)  Liquidation  Expenses which are payable  therefrom by the Master Servicer or the
Servicer in  accordance  with the related  Servicing  Agreement or this  Agreement  and (ii)
unreimbursed advances by the Master Servicer or the Servicer and Monthly Advances.

      Net Rate:  With respect to each Mortgage  Loan,  the Mortgage  Interest Rate in effect from time to time less the Aggregate Expense Rate (expressed as a per annum rate).

      Net Rate Cap: For any Distribution  Date and (i) each of the Class I-A, Class II-A and the Class III-A  Certificates,  the weighted  average of the Net Rates of the Mortgage Loans in the related  Loan Group as of the  beginning  of the related Due Period,  weighted on the basis of the Stated Principal Balances thereof,  as adjusted to an effective rate reflecting the  accrual  of  interest  on the basis of a  360-day  year and the  actual  number of days elapsed in the related  Interest  Accrual  Period and (ii) each of the Class M  Certificates and the Class B  Certificates,  the weighted  average of the Net Rates on the Mortgage Loans in each Loan Group,  weighted in proportion to the results of subtracting from the aggregate
Stated  Principal  Balance of each Loan  Group,  the  Certificate  Principal  Balance of the
related  classes of Senior  Certificates,  as adjusted to an effective  rate  reflecting the accrual of interest on the basis of a 360-day year and the actual  number of days elapsed in the related Interest Accrual Period.  For federal income tax purposes,  the Net Rate Cap (a)
with  respect  to the  Class  I-A  Certificates,  is  equal to the  Uncertificated  REMIC II
Pass-Through  Rate for the REMIC II Regular Interests LT1, LT2 and LT-Y1 (b) with respect to the Class II-A Certificates,  is equal to the Uncertificated Pass-Through Rate for the REMIC
II Regular  Interests  LT5, LT6 and LT-Y2 (c) with respect to the Class III-A  Certificates, is equal to the Uncertified  Pass-Through  Rate for the REMIC II Regular Interests LT9, LT10
and LT-Y3 (d) with  respect  to the Class M  Certificates  and Class B  Certificates  is the
weighted average of the  Uncertificated  REMIC II Pass-Through Rates on the LT-Y1, LT-Y2 and
LT-Y3 REMIC II Regular Interests,  weighted on the basis of their respective  Uncertificated
Principal Balances.

      Nonrecoverable  Advance:  Any advance or Monthly Advance (i) which was previously made or is  proposed  to be made  by the  Master  Servicer,  the  Trustee  (as  successor  Master
Servicer)  or the  applicable  Servicer  and (ii) which,  in the good faith  judgment of the
Master  Servicer,  the  Trustee or the  applicable  Servicer,  will not or, in the case of a proposed  advance or Monthly  Advance,  would not, be ultimately  recoverable  by the Master
Servicer,  the Trustee (as  successor  Master  Servicer)  or the  applicable  Servicer  from
Liquidation  Proceeds,  Insurance Proceeds or future payments on the Mortgage Loan for which such advance or Monthly Advance was made.

      Notional Amount: The Notional Amount of the Class B-IO Certificates  immediately prior to any Distribution Date is equal to the aggregate of the Uncertificated  Principal Balances of the REMIC II Regular Interests.

      Offered Certificate: Any Senior Certificate or Offered Subordinate Certificate.

      Offered Subordinate  Certificate:  Any of the Class M-1, Class M-2, Class B-1 or Class
B-2 Certificates.

      Officer's  Certificate:  A certificate  signed by the Chairman of the Board,  the Vice
Chairman of the Board,  the  President or a Vice  President or Assistant  Vice  President or
other  authorized  officer of the Master  Servicer  or the  Depositor,  as  applicable,  and delivered to the Trustee, as required by this Agreement.

      One-Month LIBOR:  With respect to any Interest Accrual Period,  the rate determined by the Securities  Administrator  on the related LIBOR  Determination  Date on the basis of the rate for U.S.  dollar deposits for one month that appears on Telerate Screen Page 3750 as of
11:00 a.m. (London time) on such LIBOR  Determination Date; provided that the parties hereto acknowledge  that One-Month  LIBOR for the first  Interest  Accrual Period shall equal 1.34%
per annum.  If such rate does not  appear on such page (or such  other  page as may  replace that page on that service,  or if such service is no longer offered,  such other service for displaying  One-Month  LIBOR  or  comparable  rates  as may be  reasonably  selected  by the
Securities  Administrator),  One-Month LIBOR for the applicable Interest Accrual Period will be the  Reference  Bank  Rate.  If no such  quotations  can be  obtained  by the  Securities
Administrator  and no Reference  Bank Rate is available,  One-Month  LIBOR will be One-Month
LIBOR applicable to the preceding Interest Accrual Period.

      Opinion of  Counsel:  A written  opinion of counsel  who is or are  acceptable  to the
Trustee and who, unless  required to be Independent  (an "Opinion of Independent  Counsel"),
may be internal counsel for EMC, the Master Servicer or the Depositor.

      Optional  Termination  Date:  The  Distribution  Date on which  the  aggregate  Stated
Principal  Balance  of all of the  Mortgage  Loans  is  equal  to or  less  than  20% of the aggregate Stated Principal Balance of all of the Mortgage Loans as of the Cut-off Date.

      Original  Subordinate   Principal  Balance:  The  sum  of  the  aggregate  Certificate
Principal Balances of each Class of Subordinate Certificates as of the Closing Date.

      Original  Value:  The lesser of (i) the  Appraised  Value or (ii) the sales price of a
Mortgaged  Property at the time of origination of a Mortgage Loan, except in instances where either clauses (i) or (ii) is  unavailable,  the other may be used to determine the Original
Value,  or if both clauses (i) and (ii) are  unavailable,  Original  Value may be determined from other sources reasonably acceptable to the Depositor.

      Outstanding  Mortgage Loan: With respect to any Due Date, a Mortgage Loan which, prior to such Due Date,  was not the subject of a Principal  Prepayment in full,  did not become a
Liquidated Mortgage Loan and was not purchased or replaced.

      Outstanding  Principal  Balance:  As of the time of any  determination,  the principal balance of a Mortgage Loan remaining to be paid by the Mortgagor,  or, in the case of an REO
Property,  the principal  balance of the related  Mortgage Loan  remaining to be paid by the
Mortgagor at the time such property was acquired by the Trust Fund less any Net  Liquidation
Proceeds with respect thereto to the extent applied to principal.

      Overcollateralization  Amount:  With respect to any Distribution  Date, the excess, if any, of (a) the aggregate Stated Principal  Balance of the Mortgage Loans as of the last day of the  related  Due Period  over (b) the  aggregate  Certificate  Principal  Balance of the
Offered  Certificates  on such  Distribution  Date (after taking into account the payment of principal other than any Extra Principal Distribution Amount on such Certificates).

      Overcollateralization Target Amount: $3,011,963.34.

      Pass-Through  Rate: As to each Class of  Certificates,  the REMIC I Regular  Interests and the REMIC II  Regular  Interests,  the rate of  interest  determined  as  provided  with respect thereto in Section 5.01(c).

      Periodic Rate Cap: With respect to each Mortgage  Loan,  the maximum  adjustment  that can be made to the Mortgage  Interest  Rate on each Interest  Adjustment  Date in accordance with its terms, regardless of changes in the applicable Index.

      Permitted  Investments:  Any one or more of the  following  obligations  or securities held in the name of the Trustee for the benefit of the Certificateholders:

            (1)   direct  obligations  of, and  obligations  the timely payment of which are fully guaranteed by the United States of America or any agency or  instrumentality  of the United  States of America  the  obligations  of which are backed by the full faith and credit of the United States of America;

            (2)   (a) demand or time deposits,  federal funds or bankers' acceptances issued by any  depository  institution  or trust company  incorporated  under the laws of the
      United  States of America or any state  thereof  (including  the Trustee or the Master
      Servicer or its Affiliates  acting in its commercial  banking capacity) and subject to supervision  and  examination  by federal and/or state banking  authorities,  provided that the  commercial  paper and/or the  short-term  debt rating  and/or the  long-term unsecured  debt  obligations  of such  depository  institution or trust company at the time of such investment or contractual  commitment  providing for such investment have the  Applicable  Credit  Rating or better  from each  Rating  Agency and (b) any other demand or time deposit or  certificate of deposit that is fully insured by the Federal
      Deposit Insurance Corporation;

            (3)   repurchase  obligations  with  respect to (a) any  security  described  in clause  (i)  above or (b) any other  security  issued  or  guaranteed  by an agency or instrumentality  of the United States of America,  the obligations of which are backed by the full faith and credit of the United  States of America,  in either case entered into with a depository  institution or trust company  (acting as principal)  described in clause (ii)(a) above where the Trustee holds the security therefor;

            (4)   securities   bearing  interest  or  sold  at  a  discount  issued  by  any corporation  (including  the  Trustee  or  the  Master  Servicer  or  its  Affiliates)
      incorporated  under the laws of the United States of America or any state thereof that have the  Applicable  Credit  Rating or better from each Rating  Agency at the time of such investment or contractual  commitment  providing for such  investment;  provided, however,  that securities  issued by any particular  corporation will not be Permitted
      Investments  to the extent that  investments  therein will cause the then  outstanding principal  amount of  securities  issued by such  corporation  and held as part of the
      Trust  to  exceed  10% of the  aggregate  Outstanding  Principal  Balances  of all the
      Mortgage Loans and Permitted Investments held as part of the Trust;

            (5)   commercial   paper   (including   both    non-interest-bearing    discount
      obligations and interest-bearing  obligations payable on demand or on a specified date not more than one year  after the date of  issuance  thereof)  having  the  Applicable
      Credit Rating or better from each Rating Agency at the time of such investment;

            (6)   a Reinvestment  Agreement issued by any bank,  insurance  company or other corporation or entity;

            (7)   any other demand,  money market or time deposit,  obligation,  security or investment  as may be acceptable to each Rating Agency as evidenced in writing by each
      Rating Agency to the Trustee; and

            (8)   any money market or common trust fund having the Applicable  Credit Rating or better from each Rating  Agency,  including  any such fund for which the Trustee or the Master  Servicer or any affiliate of the Trustee or the Master  Servicer acts as a manager or an advisor;

provided,  however,  that no instrument or security shall be a Permitted  Investment if such instrument or security  evidences a right to receive only interest  payments with respect to the obligations  underlying such instrument or if such security provides for payment of both principal  and interest  with a yield to maturity in excess of 120% of the yield to maturity at par or if such instrument or security is purchased at a price greater than par.

      Permitted  Transferee:  Any  Person  other  than  a  Disqualified  Organization  or an
"electing large partnership" (as defined by Section 775 of the Code).

      Person: Any individual, corporation,  partnership, joint venture, association, limited liability company,  joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

      Physical Certificates: The Residual Certificates and the Private Certificates.

      Plan: The meaning specified in Section 5.07(a).

      Prepayment  Charge:  With respect to any Mortgage  Loan,  the charges or premiums,  if any,  due in  connection  with a full  or  partial  prepayment  of  such  Mortgage  Loan  in accordance with the terms thereof.

      Prepayment  Charge  Loan:  Any  Mortgage  Loan for which a  Prepayment  Charge  may be assessed and to which such  Prepayment  Charge the Class XP  Certificates  are entitled,  as indicated on the Mortgage Loan Schedule.

      Prepayment  Interest  Shortfall:  With  respect  to any  Distribution  Date,  for each
Mortgage  Loan  that  was  the  subject  of a  partial  Principal  Prepayment,  a  Principal
Prepayment in full, or that became a Liquidated Loan during the related  Prepayment  Period,
(other than a Principal  Prepayment in full  resulting  from the purchase of a Mortgage Loan pursuant to Section 2.02, 2.03, 3.21 or 10.01 hereof),  the amount, if any, by which (i) one month's  interest  at the  applicable  Net  Rate on the  Stated  Principal  Balance  of such
Mortgage Loan  immediately  prior to such  prepayment (or  liquidation)  or in the case of a partial  Principal  Prepayment on the amount of such  prepayment (or  liquidation  proceeds)
exceeds  (ii) the amount of interest  paid or collected in  connection  with such  Principal
Prepayment or such liquidation  proceeds less the sum of (a) any Prepayment  Charges and (b)
the related Servicing Fee.

      Prepayment  Period:  With respect to a Distribution Date is the immediately  preceding calendar  month in the case of the  Mortgage  Loans for which EMC is the Servicer and in the case of the Mortgage  Loans for which EMC is not the Servicer  such period as is provided in the related Servicing Agreement with respect to the related Servicer.

      Primary Mortgage Insurance Policy: A policy underwriting primary mortgage insurance.

      Principal  Distribution  Amount:  With respect to each  Distribution  Date,  an amount equal  to  sum  of  (i) the  sum of the  Principal  Funds  for  all  Loan  Groups  for  such
Distribution  Date and (ii) any Extra Principal  Distribution  Amount for such  Distribution
Date.

      Principal Funds:  With respect to any  Distribution  Date and each Loan Group, (i) the sum, without duplication,  of (a) all scheduled principal collected on the Mortgage Loans in the related Loan Group during the related Due Period,  (b) all Monthly Advances  relating to principal  made  on  the  Mortgage  Loans  in  the  related  Loan  Group  on or  before  the
Distribution  Account  Deposit Date, (c) Principal  Prepayments on the Mortgage Loans in the
related Loan Group,  exclusive of  prepayment  charges or  penalties,  collected  during the related  Prepayment  Period,  (d) the Stated Principal  Balance of each Mortgage Loan in the related Loan Group that was purchased by the Seller  pursuant to Section 2.02,  2.03 or 3.21 during the related Due Period,  (e) the aggregate of all Substitution  Adjustment Amounts in connection  with the  substitution  of Mortgage  Loans in the related Loan Group pursuant to
Section 2.04 during the related Due Period,  (f) amounts in respect of principal paid by EMC pursuant to Section  10.01 and (g) all  Liquidation  Proceeds  collected  during the related
Prepayment Period (or, in the case of Subsequent Recoveries,  during the related Due Period)
on Mortgage Loans in the related Loan Group, to the extent such Liquidation  Proceeds relate to  principal,  in each case to the extent  remitted by EMC or the  related  Servicer to the
Distribution  Account  pursuant to this Agreement or the related  Servicing  Agreement minus
(ii) all amounts  required to be reimbursed  pursuant to Sections 4.01,  4.03 and 4.05 or as otherwise set forth in this Agreement.

      Principal  Prepayment:  Any  payment  (whether  partial or full) or other  recovery of principal on a Mortgage  Loan which is received in advance of its  scheduled Due Date to the extent  that it is not  accompanied  by an  amount  as to  interest  representing  scheduled interest  due on any  date or  dates  in any  month or  months  subsequent  to the  month of prepayment,  including  Insurance  Proceeds and the Repurchase  Proceeds,  but excluding the principal portion of Net Liquidation Proceeds.

      Private  Certificate:  Any Class XP  Certificate,  Class B-IO  Certificate  or Class R
Certificate.

      Prospectus:  The  prospectus,  dated May 14, 2004, as  supplemented  by the prospectus supplement dated June 29, 2004, relating to the offering of the Certificates.

      Protected  Account:   An  account  established  and  maintained  for  the  benefit  of
Certificateholders  by each  Servicer  with respect to the related  Mortgage  Loans and with respect to REO Property pursuant to the respective Servicing Agreements.

      QIB: A Qualified  Institutional  Buyer as defined in Rule 144A  promulgated  under the
Securities Act.

      Qualified Insurer:  Any insurance company duly qualified as such under the laws of the state or states in which the related  Mortgaged  Property or Mortgaged  Properties is or are
located,  duly  authorized  and  licensed  in such state or states to  transact  the type of insurance  business  in which  it is  engaged  and  approved  as an  insurer  by the  Master
Servicer,  so long as the  claims  paying  ability  of which  is  acceptable  to the  Rating
Agencies for pass-through  certificates  having the same rating as the Certificates rated by the Rating Agencies as of the Closing Date.

      Rating Agencies: S&P and Moody's.

      Realized  Loss: Any (i)  Bankruptcy  Loss or (ii) as to any Liquidated  Mortgage Loan,
(x) the  Outstanding  Principal  Balance of such  Liquidated  Mortgage Loan plus accrued and unpaid interest  thereon at the Mortgage  Interest Rate through the last day of the month of such  liquidation,  less (y) the  related  Net  Liquidation  Proceeds  with  respect to such
Mortgage Loan and the related Mortgaged Property;  provided,  however, that in the event the
Master  Servicer  receives  Subsequent  Recoveries  with respect to any Mortgage  Loan,  the amount of the  Realized  Loss with  respect  to that  Mortgage  Loan will be  reduced to the extent such Subsequent  Recoveries are applied to reduce the Certificate  Principal  Balance of any Class of Certificates on any Distribution Date.

      Record  Date:  For  each  Class  of  Certificates,  the  Business  Day  preceding  the applicable  Distribution  Date so long as such Class of  Certificates  remains in book-entry form;  and  otherwise,  the  close  of  business  on the  last  Business  Day  of the  month immediately preceding the month of such Distribution Date.

      Reference  Bank:  A leading  bank  selected by the  Securities  Administrator  that is engaged in transactions in Eurodollar deposits in the international Eurocurrency market.

      Reference  Bank Rate:  With respect to any Interest  Accrual  Period,  the  arithmetic mean,  rounded  upwards,  if necessary,  to the nearest whole  multiple of 0.03125%,  of the offered  rates for  United  States  dollar  deposits  for one month  that are  quoted by the
Reference Banks as of 11:00 a.m., New York City time, on the related interest  determination date to prime  banks in the  London  interbank  market  for a period of one month in amounts approximately  equal to the  aggregate  Certificate  Principal  Balance  of all  Classes  of
Offered  Certificates  for such  Interest  Accrual  Period,  provided that at least two such
Reference  Banks provide such rate.  If fewer than two offered  rates appear,  the Reference
Bank Rate will be the arithmetic mean, rounded upwards,  if necessary,  to the nearest whole multiple  of  0.03125%,  of the rates  quoted by one or more  major  banks in New York City, selected by the  securities  administrator,  as of 11:00 a.m.,  New York City time,  on such date for  loans in U.S.  dollars  to  leading  European  banks  for a period of one month in amounts  approximately equal to the aggregate  Certificate  Principal Balance of all Classes of Offered Certificates.

      Reinvestment  Agreements:  One or  more  reinvestment  agreements,  acceptable  to the
Rating Agencies,  from a bank,  insurance  company or other corporation or entity (including the Trustee).

      Relief Act: The Servicemembers' Civil Relief Act, or similar state laws.

      Relief Act Mortgage Loan: Any Mortgage Loan as to which the Scheduled  Payment thereof has been reduced due to the application of the Relief Act.

      Remaining  Excess  Spread:  With respect to any  Distribution  Date, the excess of the related Excess Spread over the related Extra Principal Distribution Amount.

      REMIC: A real estate mortgage investment conduit, as defined in the Code.

      REMIC I:  That  group of assets  contained  in the Trust  Fund  designated  as a REMIC consisting  of (i) the  Mortgage  Loans,  (ii)  amounts on  deposit  in the Master  Servicer
Collection  Account  related to the Mortgage Loans,  (iii) any REO Property  relating to the
Mortgage  Loans,  (iv) the rights of the Trust with  respect  the  Mortgage  Loans under any related  Servicing  Agreement,  (v) the rights of the Trust with respect the Mortgage  Loans under any related  Assignment  Agreement  or  insurance  policy and (vi) any proceeds of the foregoing, but not including the Cap Contract or any proceeds thereof.

      REMIC I Interests: The REMIC I Regular Interests and the Class R-I Certificates.

      REMIC I Realized Loss:  Realized Losses on Group I Loans,  Group II and Loan Group III
Loans shall be  allocated  to the REMIC I Regular  Interests  as follows:  (1) The  interest portion of Realized  Losses on Group I Loans,  if any, shall be allocated  among the REMIC I
Y-1 and REMIC I Z-1 Regular  Interests pro rata according to the amount of interest  accrued but unpaid thereon,  in reduction  thereof;  (2) the interest  portion of Realized Losses on
Group II Loans,  if any,  shall be  allocated  among the REMIC I Y-2 and REMIC I Z-2 Regular
Interests  pro rata  according  to the amount of  interest  accrued but unpaid  thereon,  in reduction  thereof and (3) the  interest  portion of Realized  Losses on Group II Loans,  if any,  shall be allocated  among the REMIC I Y-3 and REMIC I Z-3 Regular  Interests  pro rata according to the amount of interest accrued but unpaid thereon,  in reduction  thereof.  Any interest portion of such Realized Losses in excess of the amount  allocated  pursuant to the preceding  sentence  shall  be  treated  as a  principal  portion  of  Realized  Losses  not attributable to any specific Mortgage Loan in such Loan Group and allocated  pursuant to the succeeding sentences.  The principal portion of Realized Losses with respect to Loan Group I and Loan Group II shall be  allocated to the REMIC I Regular  Interests as follows:  (1) The principal  portion of Realized  Losses on Group I Loans shall be  allocated,  first,  to the
REMIC I Y-1 Regular Interest to the extent of the REMIC I Y-1 Principal  Reduction Amount in reduction of the  Uncertificated  Principal  Balance of such REMIC I Regular  Interest  and, second,  the remainder,  if any, of such principal  portion of such Realized Losses shall be allocated to the REMIC I Z-1 Regular Interest in reduction of the  Uncertificated  Principal
Balance  thereof;  (2) the principal  portion of Realized  Losses on Group II Loans shall be allocated,  first,  to the REMIC I Y-2  Regular  Interest  to the  extent of the REMIC I Y-2
Principal  Reduction  Amount in reduction of the  Uncertificated  Principal  Balance of such
Regular  Interest and,  second,  the remainder,  if any, of such  principal  portion of such
Realized  Losses shall be allocated to the REMIC I Z-2 Regular  Interest in reduction of the
Uncertificated  Principal  Balance thereof and (3) the principal  portion of Realized Losses on Group III Loans shall be  allocated,  first,  to the REMIC I Y-3 Regular  Interest to the extent of the REMIC I Y-3  Principal  Reduction  Amount in reduction  of the  Uncertificated
Principal  Balance of such Regular  Interest and,  second,  the  remainder,  if any, of such principal  portion of such  Realized  Losses  shall be  allocated to the REMIC I Z-3 Regular
Interest in reduction of the Uncertificated Principal Balance thereof.

      REMIC  I  Regular  Interests:  REMIC  I Y-1  Regular  Interest,  REMIC  I Y-2  Regular
Interest,  REMIC I Z-3 Regular Interest,  REMIC I Z-1 Regular Interest,  REMIC I Z-2 Regular
Interest and REMIC I Z-3 Regular Interest.

      REMIC I Y Principal  Reduction  Amounts:  For any  Distribution  Date,  the amounts by which  the  Uncertificated  Principal  Balances  of the Class  Y-1,  Class Y-2 and Class Y-3
Regular  Interests,  respectively,  will  be  reduced  on  such  Distribution  Date  by  the allocation of Realized Losses and the distribution of principal,  determined as described in
Appendix 1.

      REMIC I Y Regular  Interests:  The REMIC I Y-1 Regular  Interest,  REMIC I Y-2 Regular
Interest and REMIC I Y-3 Regular Interest.

      REMIC II Y-1 Principal  Distribution  Amount:  For any Distribution  Date, the excess, if any, of the REMIC II Y-1 Principal  Reduction Amount for such  Distribution Date over the principal  portion of Realized Losses allocated to the REMIC II Y-1 Regular Interest on such
Distribution Date.

      REMIC  I Y-1  Regular  Interest:  One  of  the  separate  non-certificated  beneficial ownership  interests in REMIC I issued  hereunder and designated as a "regular  interest" in
REMIC I. REMIC I Y-1 Regular  Interest shall accrue  interest at the related  Uncertificated
REMIC  I  Pass-Through  Rate  in  effect  from  time to  time,  and  shall  be  entitled  to distributions  of principal,  subject to the terms and  conditions  hereof,  in an aggregate amount  equal to its  initial  Uncertificated  Principal  Balance  as set  forth in  Section
5.01(c).

      REMIC I Y-2 Principal  Distribution  Amount: For any Distribution Date, the excess, if any,  of the REMIC I Y-2  Principal  Reduction  Amount for such  Distribution  Date over the principal  portion of Realized Losses  allocated to the REMIC I Y-2 Regular Interest on such
Distribution Date.

      REMIC  I Y-2  Regular  Interest:  One  of  the  separate  non-certificated  beneficial ownership  interests in REMIC I issued  hereunder and designated as a "regular  interest" in
REMIC I. REMIC I Y-2 Regular  Interest shall accrue  interest at the related  Uncertificated
REMIC  I  Pass-Through  Rate  in  effect  from  time to  time,  and  shall  be  entitled  to distributions  of principal,  subject to the terms and  conditions  hereof,  in an aggregate amount  equal to its  initial  Uncertificated  Principal  Balance  as set  forth in  Section
5.01(c).

      REMIC I Y-3 Principal  Distribution  Amount: For any Distribution Date, the excess, if any,  of the REMIC I Y-3  Principal  Reduction  Amount for such  Distribution  Date over the principal  portion of Realized Losses  allocated to the REMIC I Y-3 Regular Interest on such
Distribution Date.

      REMIC  I Y-3  Regular  Interest:  One  of  the  separate  non-certificated  beneficial ownership  interests in REMIC I issued  hereunder and designated as a "regular  interest" in
REMIC I. REMIC I Y-3 Regular  Interest shall accrue  interest at the related  Uncertificated
REMIC  I  Pass-Through  Rate  in  effect  from  time to  time,  and  shall  be  entitled  to distributions  of principal,  subject to the terms and  conditions  hereof,  in an aggregate amount  equal to its  initial  Uncertificated  Principal  Balance  as set  forth in  Section
5.01(c).

      REMIC I Z Principal  Reduction  Amounts:  For any  Distribution  Date,  the amounts by which  the  Uncertificated  Principal  Balances  of the  REMIC I Z-1,  REMIC  I Z-2  Regular
Interests  and  REMIC  I Z-3  Regular  Interests,  respectively,  will  be  reduced  on such
Distribution  Date by the allocation of Realized  Losses and the  distribution of principal, which  shall be in each  case the  excess  of (A) the sum of (x) the  excess  of the REMIC I
Available  Distribution Amount for the related Loan Group (i.e. the "related Loan Group" for the REMIC I Z-1 Regular  Interest is Loan Group I, the "related  Loan Group" for the REMIC I
Z-2  Regular  Interest  is Loan Group II and the  "related  Loan  Group" for the REMIC I Z-3
Regular  Interest is Loan Group III) over the sum of the amounts thereof  distributable  (i)
in respect of interest on such REMIC I Z Regular  Interest and the related REMIC I Y Regular
Interest  and (iv) to such  REMIC I Z Regular  Interest  and the  related  REMIC I Y Regular
Interest  pursuant to clause (d)(i) of the definition of "REMIC I  Distribution  Amount" and
(y) the amount of Realized  Losses  allocable to  principal  for the related Loan Group over
(B) the REMIC I Y Principal Reduction Amount for the related Loan Group.

      REMIC I Z  Regular  Interests:  The  REMIC II Z-1  Regular  Interest  and  REMIC I Z-2
Regular Interest.

      REMIC I Z-1 Principal  Distribution  Amount: For any Distribution Date, the excess, if any,  of the REMIC I Z-1  Principal  Reduction  Amount for such  Distribution  Date over the principal  portion of Realized Losses  allocated to the REMIC I Z-1 Regular Interest on such
Distribution Date.

      REMIC  I Z-1  Regular  Interest:  One  of  the  separate  non-certificated  beneficial ownership  interests in REMIC I issued  hereunder and designated as a "regular  interest" in
REMIC I. REMIC I Z-1 Regular  Interest shall accrue  interest at the related  Uncertificated
REMIC  I  Pass-Through  Rate  in  effect  from  time to  time,  and  shall  be  entitled  to distributions  of principal,  subject to the terms and  conditions  hereof,  in an aggregate amount  equal to its  initial  Uncertificated  Principal  Balance  as set  forth in  Section
5.01(c).

      REMIC I Z-2 Principal  Distribution  Amount: For any Distribution Date, the excess, if any,  of the REMIC I Z-2  Principal  Reduction  Amount for such  Distribution  Date over the principal  portion of Realized Losses  allocated to the REMIC I Z-2 Regular Interest on such
Distribution Date.

      REMIC  I Z-2  Regular  Interest:  One  of  the  separate  non-certificated  beneficial ownership  interests in REMIC I issued  hereunder and designated as a "regular  interest" in
REMIC I. REMIC I Z-2 Regular  Interest shall accrue  interest at the related  Uncertificated
REMIC  I  Pass-Through  Rate  in  effect  from  time to  time,  and  shall  be  entitled  to distributions  of principal,  subject to the terms and  conditions  hereof,  in an aggregate amount  equal to its  initial  Uncertificated  Principal  Balance  as set  forth in  Section
5.01(c).

      REMIC I  Available  Distribution  Amount:  For each Loan  Group  for any  Distribution
Date, the sum of the Principal Funds and Interest Funds for such Loan Group

      REMIC I  Distribution  Amount:  For  any  Distribution  Date,  the  REMIC I  Available
Distribution  Amount shall be distributed to the REMIC I Regular Interests and the Class R-1
Residual Interest in the following amounts and priority:

      (a)   To the extent of the REMIC I Available Distribution Amount for Loan Group I:

            (i)   first,  to REMIC I Y-1 and REMIC I Z-1  Regular  Interests,  concurrently, the Uncertificated  Accrued Interest for such Regular Interests  remaining unpaid from previous  Distribution  Dates, pro rata according to their  respective  shares of such unpaid amounts;

            (ii)  second,   to  the  REMIC  I  Y-1  and  REMIC  I  Z-1  Regular   Interests,
      concurrently,  the  Uncertificated  Accrued  Interest for such Classes for the current
      Distribution  Date,  pro rata  according to their  respective  Uncertificated  Accrued
      Interest;

            (iii) fourth, to the REMIC I Y-1 and REMIC I Z-1 Regular Interests,  the REMIC I
      Y-1 Principal  Distribution Amount and the REMIC I Z-1 Principal  Distribution Amount,
      respectively.

      (b)   To the extent of the REMIC I Available Distribution Amount for Loan Group II:

            (i)   first,   to  the  REMIC  I  Y-2  and  REMIC  I  Z-2   Regular   Interests,
      concurrently,  the  Uncertificated  Accrued Interest for such Classes remaining unpaid from previous  Distribution  Dates, pro rata according to their  respective  shares of such unpaid amounts;

            (ii)  second,   to  the  REMIC  I  Y-2  and  REMIC  I  Z-2  Regular   Interests,
      concurrently,  the  Uncertificated  Accrued  Interest for such Classes for the current
      Distribution  Date,  pro rata  according to their  respective  Uncertificated  Accrued
      Interest; and

            (iii) third, to the REMIC I Y-2 and REMIC I Z-2 Regular  Interests,  the REMIC I
      Y-2 Principal  Distribution Amount and the REMIC I Z-2 Principal  Distribution Amount,
      respectively.

      (c)   To the extent of the REMIC I Available Distribution Amount for Loan Group III:

            (i)   first,   to  the  REMIC  I  Y-3  and  REMIC  I  Z-3   Regular   Interests,
      concurrently,  the  Uncertificated  Accrued Interest for such Classes remaining unpaid from previous  Distribution  Dates, pro rata according to their  respective  shares of such unpaid amounts;

            (ii)  second,   to  the  REMIC  I  Y-3  and  REMIC  I  Z-3  Regular   Interests,
      concurrently,  the  Uncertificated  Accrued  Interest for such Classes for the current
      Distribution  Date,  pro rata  according to their  respective  Uncertificated  Accrued
      Interest; and

            (iii) third, to the REMIC I Y-3 and REMIC I Z-3 Regular  Interests,  the REMIC I
      Y-3 Principal  Distribution Amount and the REMIC I Z-3 Principal  Distribution Amount,
      respectively.

      (d)   To the extent of the REMIC I Available  Distribution  Amounts for Group I, Group
II and Group III for such  Distribution Date remaining after payment of the amounts pursuant to paragraphs (a) and (b) of this definition of "REMIC I Distribution Amount":

            (i)   first,  to each  Class of REMIC I Y and REMIC I Z Regular  Interests,  pro
      rata according to the amount of unreimbursed  Realized  Losses  allocable to principal previously  allocated  to each such  Regular  Interest,  the  aggregate  amount of any distributions  to the  Certificates as  reimbursement  of such Realized Losses on such
      Distribution  Date  pursuant  to  clauses  Third  through  Fifth in  Section  6.01(a);
      provided,  however,  that any amounts distributed pursuant to this paragraph (d)(i) of this  definition of "REMIC I  Distribution  Amount" shall not cause a reduction in the
      Uncertificated  Principal  Balances  of any of the  REMIC I Y and  REMIC  I Z  Regular
      Interests; and

            (ii)  second, to the Class R-I Certificates, any remaining amount.

      REMIC II:  That  group of assets  contained  in the Trust Fund  designated  as a REMIC consisting of the REMIC I Regular Interests.

      REMIC II Interests: The REMIC II Regular Interests and the Class R-II Certificates.

      REMIC II Available  Distribution  Amount: For each Loan Group and a Distribution Date, the sum of the Principal Funds and Interest Funds for such Loan Group.

      REMIC II Distribution Amount:

(i)   On each Distribution Date, the following amounts,  in the following order of priority, shall be  distributed  by REMIC II to REMIC III on account of the REMIC II  Regular
         Interests related to Loan Group I:

(1)   to the extent of the REMIC II Available  Distribution  Amount related to Loan Group I, to REMIC III as the holder of REMIC II Regular  Interests  LT1,  LT2, LT3,
                  LT4 and LT-Y1,  pro rata,  in an amount equal to (A) their  Uncertificated
                  Accrued  Interest  for such  Distribution  Date,  plus (B) any  amounts in respect thereof remaining unpaid from previous Distribution Dates;

(2)   to the extent of prepayment  charges  received with respect to the Loan Group I Loans,
                  the  amount  of  prepayment   charges   distributable   to  the  Class  XP
                  Certificates  from amounts collected with respect to Loan Group I Loans to the REMIC II Regular Interest LT-Y1; and

(3)   on each  Distribution  Date,  to REMIC  III as the  holder  of the  REMIC  II  Regular
                  Interests,  in an amount equal to the  remainder of the REMIC II Available
                  Distribution  Amount related to Loan Group I after the distributions  made pursuant to clauses  (1) and (2) above,  allocated  as follows  (except as provided below):

                        (A)   in respect of the REMIC II Regular  Interests  LT2,  LT3,  LT4 and LT-Y1, their respective Principal Distribution Amounts;

                        (B)   in respect of the REMIC II Regular  Interest LT1 any remainder until the Uncertificated Principal Balance thereof is reduced to zero;

                        (C)   any  remainder  in respect  of the REMIC II Regular  Interests
                  LT2, LT3 and LT4, pro rata  according to their  respective  Uncertificated
                  Principal  Balances as reduced by the  distributions  deemed made pursuant to (A) above,  until their respective  Uncertificated  Principal  Balances are reduced to zero; and

                        (D)   any remaining  amounts of the REMIC II Available  Distribution
                  Amount  related  to  Loan  Group  I to  the  Holders  of  the  Class  R-II
                  Certificates.

(ii)  On each Distribution Date, the following amounts,  in the following order of priority, shall be  distributed  by REMIC II to REMIC III on account of the REMIC II  Regular
         Interests related to Loan Group II:

(1)   to the extent of the REMIC II Available  Distribution Amount related to Loan Group II, to REMIC III as the holder of REMIC II Regular  Interests  LT5,  LT6, LT7,
                  LT8 and LT-Y2,  pro rata,  in an amount equal to (A) their  Uncertificated
                  Accrued  Interest  for such  Distribution  Date,  plus (B) any  amounts in respect thereof remaining unpaid from previous Distribution Dates;

(2)   to the extent of prepayment  charges received with respect to the Loan Group II Loans,
                  the  amount  of  prepayment   charges   distributable   to  the  Class  XP
                  Certificates  from amounts  collected  with respect to Loan Group II Loans to the REMIC II Regular Interest LT-Y2;  and

(3)   on each  Distribution  Date,  to REMIC  III as the  holder  of the  REMIC  II  Regular
                  Interests,  in an amount equal to the  remainder of the REMIC II Available
                  Distribution  Amount related to Loan Group II after the distributions made pursuant to clauses  (1) and (2) above,  allocated  as follows  (except as provided below):

                        (A)   in respect of the REMIC II Regular  Interests  LT6,  LT7,  LT8 and LT-Y2, their respective Principal Distribution Amounts;

                        (B)   in respect of the REMIC II Regular  Interest LT5 any remainder until the Uncertificated Principal Balance thereof is reduced to zero;

                        (C)   any  remainder  in respect  of the REMIC II Regular  Interests
                  LT6, LT7 and LT8, pro rata  according to their  respective  Uncertificated
                  Principal  Balances as reduced by the  distributions  deemed made pursuant to (A) above,  until their respective  Uncertificated  Principal  Balances are reduced to zero; and

                        (D)   any  remaining  amounts  of the  Group II  REMIC II  Available
                  Distribution  Amount  related to Loan Group II to the Holders of the Class
                  R-II Certificates.

(iii) On each Distribution Date, the following amounts,  in the following order of priority, shall be  distributed  by REMIC II to REMIC III on account of the REMIC II  Regular
         Interests related to Loan Group III:

(1)   to the extent of the REMIC II Available  Distribution Amount related to Loan Group II, to REMIC III as the holder of REMIC II Regular  Interests LT8, LT10, LT11,
                  LT12 and LT-Y3,  pro rata, in an amount equal to (A) their  Uncertificated
                  Accrued  Interest  for such  Distribution  Date,  plus (B) any  amounts in respect thereof remaining unpaid from previous Distribution Dates;
(2)   to the  extent of  prepayment  charges  received  with  respect  to the Loan Group III
                  Loans,  the amount of  prepayment  charges  distributable  to the Class XP
                  Certificates  from amounts  collected with respect to Loan Group III Loans to the REMIC II Regular Interest LT-Y3;  and

(3)   on each  Distribution  Date,  to REMIC  III as the  holder  of the  REMIC  II  Regular
                  Interests,  in an amount equal to the  remainder of the REMIC II Available
                  Distribution  Amount  related  to Loan  Group III after the  distributions made pursuant to clauses (1) and (2) above,  allocated as follows  (except as provided below):

                        (A)   in respect of the REMIC II Regular  Interests LT10, LT11, LT12 and LT-Y3, their respective Principal Distribution Amounts;

                        (B)   in respect of the REMIC II Regular  Interest LT9 any remainder until the Uncertificated Principal Balance thereof is reduced to zero;

                        (C)   any  remainder  in respect  of the REMIC II Regular  Interests
                  LT10,   LT11  and   LT12,   pro  rata   according   to  their   respective
                  Uncertificated  Principal Balances as reduced by the distributions  deemed
                  made  pursuant  to  (A)  above,  until  their  respective   Uncertificated
                  Principal Balances are reduced to zero; and

                        (D)   any  remaining  amounts  of the Group  III REMIC II  Available
                  Distribution  Amount related to Loan Group III to the Holders of the Class
                  R-III Certificates.

      REMIC II  Principal  Reduction  Amounts:  For any  Distribution  Date,  the amounts by which the  principal  balances of the REMIC II  Regular  Interests  LT1, LT2, LT3, LT4, LT5,
LT6, LT7, LT8, LT9, LT10, LT11, LT12, LT-Y1, LT-Y2 and LT-Y3, respectively,  will be reduced on such  Distribution  Date by the  allocation of Realized  Losses and the  distribution  of principal, determined as follows:

      For purposes of the succeeding  formulas the following symbols shall have the meanings set forth below:

      Y1 =  the aggregate  principal balance of the REMIC II Regular Interests LT1 and LT-Y1 after distributions on the prior Distribution Date.

      Y2 =  the principal  balance of the REMIC II Regular Interest LT2 after  distributions on the prior Distribution Date.

      Y3 =  the principal  balance of the REMIC II Regular Interest LT3 after  distributions on the prior Distribution Date.

      Y4 =  the principal  balance of the REMIC II Regular Interest LT4 after  distributions on the prior Distribution Date (note:  Y3 = Y4).

      ΔY1 = the  combined  REMIC II  Regular  Interest  LT1 and  LT-Y1  Principal  Reduction
Amount.  Such  amount  shall  be  allocated  first to  LT-Y1  up to the  Class Y1  Principal
Reduction Amound and thereafter the remainder shall be allocated to LT1.

      ΔY2 = the REMIC I Regular Interest LT2 Principal Reduction Amount.

      ΔY3 = the REMIC I Regular Interest LT3 Principal Reduction Amount.

      ΔY4 = the REMIC I Regular Interest LT4 Principal Reduction Amount.

      P0 =  the aggregate  principal balance of the REMIC I Regular Interests LT1, LT2, LT3,
LT4 and  LT-Y1  after  distributions  and the  allocation  of  Realized  Losses on the prior
Distribution Date.

      P1 =  the aggregate  principal balance of the REMIC I Regular Interests LT1, LT2, LT3,
LT4 and LT-Y1 after  distributions  and the allocation of Realized Losses to be made on such
Distribution Date.

      ΔP =  P0 - P1 = the aggregate of the REMIC I Regular  Interests LT1, LT2, LT3, LT4 and
LT-Y1 Principal Reduction Amounts, which

            =     the  aggregate  of  the  principal  portions  of  Realized  Losses  to  be allocated,  and the principal  distributions to be made with respect to the Group I Mortgage
Loans on such Distribution Date (including  principal  distributed in respect of accrued and unpaid interest on the Class B-IO Certificates for prior Distribution Dates).

      R0 =  the Group I Net WAC Rate  (stated  as a monthly  rate)  after  giving  effect to amounts distributed and Realized Losses allocated on the prior Distribution Date.

      R1 =  the Group I Net WAC Rate  (stated  as a monthly  rate)  after  giving  effect to amounts to be distributed and Realized Losses to be allocated on such Distribution Date.

      α =   (Y2 + Y3)/P0.  The initial  value of α on the Closing  Date for use on the first
Distribution Date shall be 0.0001.

      γ0 =  the lesser of (A) the sum for all Classes of Class I-A  Certficates,  other than the Class B-IO Certificates,  of the product for each Class of (i) the monthly interest rate
(as  limited  by the Group I Net WAC Rate,  if  applicable)  for such Class  applicable  for distributions  to be made on such  Distribution  Date  and (ii)  the  aggregate  Certificate
Principal  Balance for such Class after  distributions and the allocation of Realized Losses on the prior Distribution Date and (B) R0*P0.

      γ1  = the lesser of (A) the sum for all Classes of Class I-A  Certficates,  other than the Class B-IO Certificates,  of the product for each Class of (i) the monthly interest rate
(as  limited  by the Group I Net WAC Rate,  if  applicable)  for such Class  applicable  for distributions  to be made on the next  succeeding  Distribution  Date and (ii) the aggregate
Certificate  Principal  Balance for such Class after  distributions  and the  allocation  of
Realized Losses to be made on such Distribution Date and (B) R1*P1.

      Then, based on the foregoing definitions:

      ΔY1 = ΔP - ΔY2 - ΔY3 - ΔY4;

      ΔY2 = (α/2){( γ0R1 - γ1R0)/R0R1};

      ΔY3 = αΔP - ΔY2; and

      ΔY4 = ΔY3.

      if both ΔY2 and ΔY3, as so determined, are non-negative numbers.  Otherwise:

      (1)   If ΔY2, as so determined, is negative, then

      ΔY2 = 0;

      ΔY3 = α{γ1R0P0 - γ0R1P1}/{γ1R0};

      ΔY4 = ΔY3; and

      ΔY1 = ΔP - ΔY2 - ΔY3 - ΔY4.

      (2)   If ΔY3, as so determined, is negative, then

      ΔY3 = 0;

      ΔY2 = α{γ1R0P0 - γ0R1P1}/{2R1R0P1 -  γ1R0};

      ΔY4 = ΔY3; and

      ΔY1 = ΔP - ΔY2 - ΔY3 - ΔY4.

      For purposes of the succeeding  formulas the following symbols shall have the meanings set forth below:

      Y5 =  the aggregate  principal balance of the REMIC II Regular Interests LT5 and LT-Y2 after distributions on the prior Distribution Date.

      Y6 =  the principal  balance of the REMIC II Regular Interest LT6 after  distributions on the prior Distribution Date.

      Y7 =  the principal  balance of the REMIC II Regular Interest LT7 after  distributions on the prior Distribution Date.

      Y8 =  the principal  balance of the REMIC II Regular Interest LT8 after  distributions on the prior Distribution Date (note:  Y7 = Y8).

      ΔY5 = the  aggregate  of the  REMIC II  Regular  Interest  LT5  and  LT-Y-2  Principal
Reduction  Amounts.  Such  amount  shall be  allocated  first  to  LT-Y2 up to the  Class Y2
Principal Reduction Amound and thereafter the remainder shall be allocated to LT5.

      ΔY6 = the REMIC II Regular Interest LT6 Principal Reduction Amount.

      ΔY7 = the REMIC II Regular Interest LT7 Principal Reduction Amount.

      ΔY8 = the REMIC II Regular Interest LT8 Principal Reduction Amount.

      Q0 =  the  aggregate  principal  balance of the REMIC II Regular  Interests  LT5, LT6,
LT7, LT8 and LT-Y-2 after  distributions  and the allocation of Realized Losses on the prior
Distribution Date.

      Q1 =  the  aggregate  principal  balance of the REMIC II Regular  Interests  LT5, LT6,
LT7, LT8 and LT-Y2 after  distributions  and the allocation of Realized Losses to be made on such Distribution Date.

      ΔQ =  Q0 - Q1 = the  aggregate of the REMIC II  Regular  Interests  LT5, LT6, LT7, LT8
and LT-Y2 Principal Reduction Amounts, which

            =     the  aggregate  of  the  principal  portions  of  Realized  Losses  to  be allocated,  and  the  principal  distributions  to be made  with  respect  to the  Group  II
Mortgage Loans on such  Distribution  Date  (including  principal  distributed in respect of accrued and unpaid interest on the Class B-IO Certificates for prior Distribution Dates).

      S0 =  the Group II Net WAC Rate  (stated as a monthly  rate)  after  giving  effect to amounts distributed and Realized Losses allocated on the prior Distribution Date.

      S1 =  the Group II Net WAC Rate  (stated as a monthly  rate)  after  giving  effect to amounts to be distributed and Realized Losses to be allocated on such Distribution Date.

      β =   (Y6 + Y7)/Q0.  The initial  value of β on the Closing  Date for use on the first
Distribution Date shall be 0.0001.

      Γ0 =  the lesser of (A) the sum for all Classes of Class II-A  Certficates  other than the Class B-IO  Certificates of the product for each Class of (i) the monthly  interest rate
(as  limited by the Group II Net WAC Rate,  if  applicable)  for such Class  applicable  for distributions  to be made on such  Distribution  Date  and (ii)  the  aggregate  Certificate
Principal  Balance for such Class after  distributions and the allocation of Realized Losses on the prior Distribution Date and (B) S0*Q0.

      Γ1  = the lesser of (A) the sum for all Classes of Class II-A  Certficates  other than the Class SB-II  Certificates of the product for each Class of (i) the monthly interest rate
(as  limited by the Group II Net WAC Rate,  if  applicable)  for such Class  applicable  for distributions  to be made on the next  succeeding  Distribution  Date and (ii) the aggregate
Certificate  Principal  Balance for such Class after  distributions  and the  allocation  of
Realized Losses to be made on such Distribution Date and (B) S1*Q1.

      Then, based on the foregoing definitions:

      ΔY5 = ΔQ - ΔY6 - ΔY7 - ΔY8;

      ΔY6 = (β/2){(Γ0S1 - Γ1S0)/S0S1};

      ΔY7 = βΔQ - ΔY6; and
      ΔY8 = ΔY7.

      if both ΔY6 and ΔY7, as so determined, are non-negative numbers.  Otherwise:

      (1)   If ΔY6, as so determined, is negative, then

      ΔY6 = 0;

      ΔY7 = β{Γ1S0Q0 - Γ0S1Q1}/{Γ1S0};

      ΔY8 = ΔY7; and

      ΔY5 = ΔQ - ΔY6 - ΔY7 - ΔY8.

      (2)   If ΔY7, as so determined, is negative, then

      ΔY7 = 0;

      ΔY6 = β{Γ1S0Q0 - Γ0S1Q1}/{2S1S0Q1 -  Γ1S0};

      ΔY8 = ΔY7; and

      ΔY5 = ΔQ - ΔY6 - ΔY7 - ΔY8.

      For purposes of the succeeding  formulas the following symbols shall have the meanings set forth below:

      Y9 =  the aggregate  principal balance of the REMIC II Regular Interests LT9 and LT-Y3 after distributions on the prior Distribution Date.

      Y10 = the principal balance of the REMIC II Regular Interest LT10 after  distributions on the prior Distribution Date.

      Y11 = the principal balance of the REMIC II Regular Interest LT11 after  distributions on the prior Distribution Date.

      Y12 = the principal balance of the REMIC II Regular Interest LT12 after  distributions on the prior Distribution Date (note:  Y11 = Y12).

      ΔY9 = the  aggregate  of  the  REMIC II  Regular  Interest  LT9  and  LT-Y3  Principal
Reduction  Amounts.  Such  amount  shall be  allocated  first  to  LT-Y3 up to the  Class Y3
Principal Reduction Amound and thereafter the remainder shall be allocated to LT9.

      ΔY10 =      the REMIC II Regular Interest LT10 Principal Reduction Amount.

      ΔY11 =      the REMIC II Regular Interest LT11 Principal Reduction Amount.

      ΔY12 =      the REMIC II Regular Interest LT12 Principal Reduction Amount.

      N0 =  the aggregate  principal  balance of the REMIC II Regular  Interests  LT9, LT10,
LT11, LT12 and LT-Y3 after  distributions and the allocation of Realized Losses on the prior
Distribution Date.

      N1 =  the aggregate  principal  balance of the REMIC II Regular  Interests  LT9, LT10,
LT11,  LT12 and LT-Y3 after  distributions  and the allocation of Realized Losses to be made on such Distribution Date.

      ΔN =  N0 - N1 = the aggregate of the REMIC II Regular  Interests LT9, LT10, LT11, LT12
and LT-Y3 Principal Reduction Amounts.

            =     the  aggregate  of  the  principal  portions  of  Realized  Losses  to  be allocated  and the  principal  distributions  to be made,  with  respect  to the  Group  III
Mortgage Loans on such  Distribution  Date  (including  principal  distributed in respect of accrued and unpaid interest on the Class B-IO Certificates for prior Distribution Dates).

      T0 =  the Group III Net WAC Rate  (stated as a monthly  rate) after  giving  effect to amounts distributed and Realized Losses allocated on the prior Distribution Date.

      T1 =  the Group III Net WAC Rate  (stated as a monthly  rate) after  giving  effect to amounts to be distributed and Realized Losses to be allocated on such Distribution Date.

      (epsilon) = (Y10 + Y11)/N0.  The initial  value of  (epsilon)  on the Closing Date for use on the first Distribution Date shall be 0.0001.

      (PSI)0 =    the  lesser  of (A) the sum for all  Classes  of Class  III-A  Certficates
other than the Class B-IO  Certificates  of the  product  for each Class of (i) the  monthly interest  rate (as  limited  by the Group III Net WAC Rate,  if  applicable)  for such Class applicable for  distributions  to be made on such  Distribution  Date and (ii) the aggregate
Certificate  Principal  Balance for such Class after  distributions  and the  allocation  of
Realized Losses on the prior Distribution Date and (B) T0*N0.

      (PSI)1  =   the  lesser  of (A) the sum for all  Classes  of Class  III-A  Certficates
other than the Class B-IO  Certificates  of the  product  for each Class of (i) the  monthly interest  rate (as  limited  by the Group III Net WAC Rate,  if  applicable)  for such Class applicable for  distributions to be made on the next succeeding  Distribution  Date and (ii)
the  aggregate  Certificate  Principal  Balance for such Class after  distributions  and the allocation of Realized Losses to be made on such Distribution Date and (B) T1*N1.

      Then, based on the foregoing definitions:

      ΔY9 = ΔN - ΔY10 - ΔY11 - ΔY12;

      ΔY10 =      ((epsilon)/2){((PSI)0T1 - (PSI)1T0)/T0T1};

      ΔY11 =      (epsilon)ΔN - ΔY10; and

      ΔY12 =      ΔY11.

      if both ΔY10 and ΔY11, as so determined, are non-negative numbers.  Otherwise:

      (1)   If ΔY10, as so determined, is negative, then

      ΔY10 = 0;

      ΔY11 = (epsilon){(PSI)1T0N0 - (PSI)0T1N1}/{(PSI)1T0};

      ΔY12 = ΔY11; and

      ΔY9 = ΔN - ΔY10 - ΔY11 - ΔY12.

      (2)   If ΔY11, as so determined, is negative, then

      ΔY11 = 0;

      ΔY10 = (epsilon){(PSI)1T0N0 - (PSI)0T1N1}/{2T1T0N1 -  (PSI)1T0};

      ΔY12 = ΔY11; and

      ΔY9 = ΔN - ΔY10 - ΔY11 - ΔY12.

      REMIC II Realized  Loss:  Realized  Losses on Group I Loans,  Group II Loans and Group
III Loans shall be allocated to the REMIC II Regular Interests as follows:  (1) The interest portion of Realized  Losses on Group I Loans, if any, shall be allocated among the LT1, LT2,
LT4 and LT-Y1  REMIC II Regular  Interests  pro rata  according  to the  amount of  interest accrued but unpaid  thereon,  in reduction  thereof;  (2) the  interest  portion of Realized
Losses on Group II Loans,  if any,  shall be  allocated  among the LT5,  LT6,  LT8 and LT-Y2
REMIC II Regular  Interests pro rata according to the amount of interest  accrued but unpaid thereon,  in reduction  thereof and (3) the interest portion of Realized Losses on Group III
Loans,  if any,  shall be  allocated  among the LT9,  LT10,  LT12 and LT-Y3 REMIC II Regular
Interests  pro rata  according  to the amount of  interest  accrued but unpaid  thereon,  in reduction  thereof.  Any interest  portion of such  Realized  Losses in excess of the amount allocated  pursuant to the  preceding  sentence  shall be treated as a principal  portion of
Realized  Losses  not  attributable  to any  specific  Mortgage  Loan in such Loan Group and allocated  pursuant to the succeeding  sentences.  The principal  portion of Realized Losses with  respect to Loan Group I, Loan  Group II and Loan Group III shall be  allocated  to the
REMIC II Regular  Interests  as follows:  (1) The  principal  portion of Realized  Losses on
Group I Loans  shall be  allocated,  first,  to the LT-Y1  REMIC II Regular  Interest to the extent that such losses were  allocated to the Y-1 REMIC I Regular  Interest in reduction of the  Uncertificated  Principal  Balance  thereof,  second,  to the LT2, LT3 and LT4 REMIC II
Regular  Interests  pro-rata  according to their  respective  REMIC II  Principal  Reduction
Amounts to the extent thereof in reduction of the  Uncertificated  Principal Balance of such
REMIC II Regular  Interests and, third, the remainder,  if any, of such principal portion of such  Realized  Losses shall be allocated to the LT1 REMIC II Regular  Interest in reduction of the  Uncertificated  Principal  Balance  thereof;  (2) the principal  portion of Realized
Losses on Group II Loans shall be allocated,  first, to the LT-Y2 REMIC II Regular  Interest to the  extent  that such  losses  were  allocated  to the Y-2 REMIC I Regular  Interest  in reduction of the Uncertificated  Principal Balance thereof,  second, to the LT6, LT7 and LT8
REMIC II  Regular  Interests  pro-rata  according  to their  respective  REMIC II  Principal
Reduction  Amounts  to the extent  thereof  in  reduction  of the  Uncertificated  Principal
Balance of such REMIC II Regular  Interests  and,  third,  the  remainder,  if any,  of such principal  portion of such  Realized  Losses  shall be allocated to the LT5 REMIC II Regular
Interest  in  reduction  of the  Uncertificated  Principal  Balance  thereof;  and  (3)  the principal  portion of Realized  Losses on Group III Loans shall be allocated,  first, to the
LT-Y3 REMIC II Regular  Interest to the extent  that such losses were  allocated  to the Y-3
REMIC I Regular  Interest in  reduction of the  Uncertificated  Principal  Balance  thereof, second,  to the LT10, LT11 and LT12 REMIC II Regular Interests  pro-rata  according to their respective  REMIC II Principal  Reduction  Amounts to the extent thereof in reduction of the
Uncertificated  Principal  Balance  of such  REMIC II  Regular  Interests  and,  third,  the remainder,  if any, of such principal  portion of such Realized Losses shall be allocated to the LT9 REMIC II Regular  Interest in  reduction  of the  Uncertificated  Principal  Balance thereof

      REMIC II Regular  Interests:  REMIC II Regular Interest LT1, REMIC II Regular Interest
LT2,  REMIC II  Regular  Interest  LT3,  REMIC II  Regular  Interest LT4,  REMIC II  Regular
Interest  LT5,  REMIC II Regular  Interest LT6,  REMIC II  Regular  Interest  LT7,  REMIC II
Regular  Interest LT8,  REMIC II  Regular  Interest  LT9,  REMIC II Regular  Interest  LT10,
REMIC II  Regular  Interest LT11,  REMIC II Regular Interest LT12, REMIC II Regular Interest
LT-Y1 , REMIC II Regular Interest LT-Y2 and REMIC II Regular Interest LT-Y3.

      REMIC II  Regular  Interest  LT1: A regular  interest in  REMIC II  that is held as an
asset  of  REMIC IIII,   that  has  an  initial  principal  balance  equal  to  the  related
Uncertificated  Principal  Balance,  that  bears  interest  at  the  related  Uncertificated
REMIC II Pass-Through Rate, and that has such other terms as are described herein.

      REMIC II  Regular  Interest LT1 Principal  Distribution  Amount:  For any Distribution
Date, the excess,  if any, of the REMIC II Regular  Interest LT1 Principal  Reduction Amount
for such  Distribution  Date over the Realized  Losses  allocated  to the  REMIC II  Regular
Interest LT1 on such Distribution Date.

      REMIC II  Regular  Interest  LT2: A regular  interest in  REMIC II  that is held as an
asset  of  REMIC IIII,   that  has  an  initial  principal  balance  equal  to  the  related
Uncertificated  Principal  Balance,  that  bears  interest  at  the  related  Uncertificated
REMIC II Pass-Through Rate, and that has such other terms as are described herein.

      REMIC II  Regular  Interest LT2 Principal  Distribution  Amount:  For any Distribution
Date, the excess,  if any, of the REMIC II Regular  Interest LT2 Principal  Reduction Amount
for such  Distribution  Date over the Realized  Losses  allocated  to the  REMIC II  Regular
Interest LT2 on such Distribution Date.

      REMIC II  Regular  Interest  LT3: A regular  interest in  REMIC II  that is held as an
asset  of  REMIC III,   that  has  an  initial   principal  balance  equal  to  the  related
Uncertificated  Principal  Balance,  that  bears  interest  at  the  related  Uncertificated
REMIC II Pass-Through Rate, and that has such other terms as are described herein.

      REMIC II  Regular  Interest LT3 Principal  Distribution  Amount:  For any Distribution
Date, the excess,  if any, of the REMIC II Regular  Interest LT3 Principal  Reduction Amount
for such  Distribution  Date over the Realized  Losses  allocated  to the  REMIC II  Regular
Interest LT3 on such Distribution Date.

      REMIC II  Regular  Interest  LT4: A regular  interest in  REMIC II  that is held as an
asset  of  REMIC III,   that  has  an  initial   principal  balance  equal  to  the  related
Uncertificated  Principal  Balance,  that  bears  interest  at  the  related  Uncertificated
REMIC II Pass-Through Rate, and that has such other terms as are described herein.

      REMIC II  Regular  Interest LT4 Principal  Distribution  Amount:  For any Distribution
Date, the excess,  if any, of the REMIC II Regular  Interest LT4 Principal  Reduction Amount
for such  Distribution  Date over the Realized  Losses  allocated  to the  REMIC II  Regular
Interest LT4 on such Distribution Date.

      REMIC II  Regular  Interest  LT5: A regular  interest in  REMIC II  that is held as an
asset  of  REMIC III,   that  has  an  initial   principal  balance  equal  to  the  related
Uncertificated  Principal  Balance,  that  bears  interest  at  the  related  Uncertificated
REMIC II Pass-Through Rate, and that has such other terms as are described herein.

      REMIC II  Regular  Interest LT5 Principal  Distribution  Amount:  For any Distribution
Date, the excess,  if any, of the REMIC II Regular  Interest LT5 Principal  Reduction Amount
for such  Distribution  Date over the Realized  Losses  allocated  to the  REMIC II  Regular
Interest LT5 on such Distribution Date.

      REMIC II  Regular  Interest  LT6: A regular  interest in  REMIC II  that is held as an
asset  of  REMIC III,   that  has  an  initial   principal  balance  equal  to  the  related
Uncertificated  Principal  Balance,  that  bears  interest  at  the  related  Uncertificated
REMIC II Pass-Through Rate, and that has such other terms as are described herein.

      REMIC II  Regular  Interest LT6 Principal  Distribution  Amount:  For any Distribution
Date, the excess,  if any, of the REMIC II Regular  Interest LT6 Principal  Reduction Amount
for such  Distribution  Date over the Realized  Losses  allocated  to the  REMIC II  Regular
Interest LT6 on such Distribution Date.

      REMIC II  Regular  Interest  LT7: A regular  interest in  REMIC II  that is held as an
asset  of  REMIC III,   that  has  an  initial   principal  balance  equal  to  the  related
Uncertificated  Principal  Balance,  that  bears  interest  at  the  related  Uncertificated
REMIC II Pass-Through Rate, and that has such other terms as are described herein.

      REMIC II  Regular  Interest LT7 Principal  Distribution  Amount:  For any Distribution
Date, the excess,  if any, of the REMIC II Regular  Interest LT7 Principal  Reduction Amount
for such  Distribution  Date over the Realized  Losses  allocated  to the  REMIC II  Regular
Interest LT7 on such Distribution Date.

      REMIC II  Regular  Interest  LT8: A regular  interest in  REMIC II  that is held as an
asset  of  REMIC III,   that  has  an  initial   principal  balance  equal  to  the  related
Uncertificated  Principal  Balance,  that  bears  interest  at  the  related  Uncertificated
REMIC II Pass-Through Rate, and that has such other terms as are described herein.

      REMIC II  Regular  Interest LT8 Principal  Distribution  Amount:  For any Distribution
Date, the excess,  if any, of the REMIC II Regular  Interest LT8 Principal  Reduction Amount
for such  Distribution  Date over the Realized  Losses  allocated  to the  REMIC II  Regular
Interest LT8 on such Distribution Date.

      REMIC II  Regular  Interest  LT9: A regular  interest in  REMIC II  that is held as an
asset  of  REMIC III,   that  has  an  initial   principal  balance  equal  to  the  related
Uncertificated  Principal  Balance,  that  bears  interest  at  the  related  Uncertificated
REMIC II Pass-Through Rate, and that has such other terms as are described herein.

      REMIC II  Regular  Interest LT9 Principal  Distribution  Amount:  For any Distribution
Date, the excess,  if any, of the REMIC II Regular  Interest LT9 Principal  Reduction Amount
for such  Distribution  Date over the Realized  Losses  allocated  to the  REMIC II  Regular
Interest LT9 on such Distribution Date.

      REMIC II  Regular  Interest  LT10: A regular  interest in REMIC II  that is held as an
asset  of  REMIC III,   that  has  an  initial   principal  balance  equal  to  the  related
Uncertificated  Principal  Balance,  that  bears  interest  at  the  related  Uncertificated
REMIC II Pass-Through Rate, and that has such other terms as are described herein.

      REMIC II Regular  Interest LT10 Principal  Distribution  Amount:  For any Distribution
Date, the excess,  if any, of the REMIC II Regular Interest LT10 Principal  Reduction Amount
for such  Distribution  Date over the Realized  Losses  allocated  to the  REMIC II  Regular
Interest LT10 on such Distribution Date.

      REMIC II  Regular  Interest  LT11: A regular  interest in REMIC II  that is held as an
asset  of  REMIC III,   that  has  an  initial   principal  balance  equal  to  the  related
Uncertificated  Principal  Balance,  that  bears  interest  at  the  related  Uncertificated
REMIC II Pass-Through Rate, and that has such other terms as are described herein.

      REMIC II Regular  Interest LT11 Principal  Distribution  Amount:  For any Distribution
Date, the excess,  if any, of the REMIC II Regular Interest LT11 Principal  Reduction Amount
for such  Distribution  Date over the Realized  Losses  allocated  to the  REMIC II  Regular
Interest LT11 on such Distribution Date.

      REMIC II  Regular  Interest  LT12: A regular  interest in REMIC II  that is held as an
asset  of  REMIC III,   that  has  an  initial   principal  balance  equal  to  the  related
Uncertificated  Principal  Balance,  that  bears  interest  at  the  related  Uncertificated
REMIC II Pass-Through Rate, and that has such other terms as are described herein.

      REMIC II Regular  Interest LT12 Principal  Distribution  Amount:  For any Distribution
Date, the excess,  if any, of the REMIC II Regular Interest LT12 Principal  Reduction Amount
for such  Distribution  Date over the Realized  Losses  allocated  to the  REMIC II  Regular
Interest LT12 on such Distribution Date.

      REMIC II  Regular  Interest  LT-Y1: A regular  interest in REMIC II that is held as an
asset  of  REMIC III,   that  has  an  initial   principal  balance  equal  to  the  related
Uncertificated  Principal  Balance,  that  bears  interest  at  the  related  Uncertificated
REMIC II Pass-Through Rate, and that has such other terms as are described herein.

      REMIC II Regular Interest LT-Y1 Principal  Distribution  Amount:  For any Distribution
Date, the excess, if any, of the REMIC II Regular Interest LT-Y1 Principal  Reduction Amount
for such  Distribution  Date over the Realized  Losses  allocated  to the  REMIC II  Regular
Interest LT-Y1 on such Distribution Date.

      REMIC II  Regular  Interest  LT-Y2: A regular  interest in REMIC II that is held as an
asset  of  REMIC III,   that  has  an  initial   principal  balance  equal  to  the  related
Uncertificated  Principal  Balance,  that  bears  interest  at  the  related  Uncertificated
REMIC II Pass-Through Rate, and that has such other terms as are described herein.

      REMIC II Regular Interest LT-Y2 Principal  Distribution  Amount:  For any Distribution
Date, the excess, if any, of the REMIC II Regular Interest LT-Y2 Principal  Reduction Amount
for such  Distribution  Date over the Realized  Losses  allocated  to the  REMIC II  Regular
Interest LT-Y2 on such Distribution Date.

      REMIC II  Regular  Interest  LT-Y3: A regular  interest in REMIC II that is held as an
asset  of  REMIC III,   that  has  an  initial   principal  balance  equal  to  the  related
Uncertificated  Principal  Balance,  that  bears  interest  at  the  related  Uncertificated
REMIC II Pass-Through Rate, and that has such other terms as are described herein.

      REMIC II Regular Interest LT-Y3 Principal  Distribution  Amount:  For any Distribution
Date, the excess, if any, of the REMIC II Regular Interest LT-Y3 Principal  Reduction Amount
for such  Distribution  Date over the Realized  Losses  allocated  to the  REMIC II  Regular
Interest LT-Y3 on such Distribution Date.

      REMIC III:  That group of assets  contained  in the Trust Fund  designated  as a REMIC consisting of the REMIC II Regular Interests.

      REMIC III Regular Certificates: As defined in Section 5.01(c).

      REMIC III Realized Losses:   Realized  Losses  allocated to  and in  reduction  of the
Overcollateralization shall be deemed to first reduce the principal balance of the REMIC III
Regular Interest B-IO-P until such balance shall have been reduced  to zero and thereafter to reduce the accrued and unpaid interest on the  REMIC III  Regular Interest B-IO-I.  Realized
Losses allocated  to the Certificates in  reduction of the  interest or principal attributes thereof  shall be deemed  allocated to the  corresponding  REMIC III  Regular  Interests  in reduction of the corresponding attributes thereof.

      REMIC  Opinion:  An Opinion of  Independent  Counsel,  to the effect that the proposed action described therein would not, under the REMIC  Provisions,  (i) cause any 2004-6 REMIC to fail to  qualify  as a  REMIC  while  any  regular  interest  in  such  2004-6  REMIC  is outstanding,  (ii) result in a tax on  prohibited  transactions  with  respect to any 2004-6
REMIC or (iii) constitute a taxable contribution to any 2004-6 REMIC after the Startup Day.

      REMIC  Provisions:  The  provisions of the federal  income tax law relating to REMICs, which  appear  at  Sections  860A  through  860G of the Code,  and  related  provisions  and regulations promulgated thereunder, as the foregoing may be in effect from time to time.

      REO  Property:  A  Mortgaged  Property  acquired in the name of the  Trustee,  for the benefit of  Certificateholders,  by foreclosure or deed-in-lieu of foreclosure in connection with a defaulted Mortgage Loan.

      Repurchase  Price:  With respect to any Mortgage  Loan (or any property  acquired with respect  thereto)  required to be  repurchased  by the Seller  pursuant to the Mortgage Loan
Purchase  Agreement  or Article II of this  Agreement,  an amount equal to the excess of (i)
the sum of (a) 100% of the  Outstanding  Principal  Balance of such  Mortgage Loan as of the date of repurchase (or if the related Mortgaged  Property was acquired with respect thereto,
100% of the Outstanding  Principal Balance at the date of the acquisition),  (b) accrued but unpaid interest on the Outstanding  Principal Balance at the related Mortgage Interest Rate, through and including the last day of the month of repurchase  and (c) any costs and damages
(if any)  incurred by the Trust in  connection  with any  violation of such Mortgage Loan of any  predatory  or  abusive  lending  laws over (ii) any  portion  of the  Master  Servicing
Compensation, Monthly Advances and advances payable to the purchaser of the Mortgage Loan.

      Repurchase  Proceeds:  the  Repurchase  Price in connection  with any  repurchase of a
Mortgage Loan by the Seller and any cash deposit in connection  with the  substitution  of a
Mortgage Loan.

      Request for Release: A request for release in the form attached hereto as Exhibit D.

      Required  Insurance  Policy:  With respect to any Mortgage Loan, any insurance  policy which is required to be maintained  from time to time under this  Agreement  with respect to such Mortgage Loan.

      Reserve  Fund:  The  separate  trust  account  created and  maintained  by the Trustee pursuant to Section 4.06 hereof.

      Residual Certificates: Any of the Class R Certificates.

      Responsible  Officer:  Any officer  assigned  to the  Corporate  Trust  Office (or any successor thereto),  including any Vice President,  Assistant Vice President, Trust Officer,
any Assistant  Secretary,  any trust officer or any other officer of the Trustee customarily performing  functions similar to those performed by any of the above designated officers and having  direct  responsibility  for the  administration  of this  Agreement,  and any  other officer of the Trustee to whom a matter arising hereunder may be referred.

      Rolling  Three-Month  Delinquency  Average:  With respect to a Distribution  Date, the average  of the  Monthly  Delinquency  Percentages  for the  three Due  Periods  immediately preceding such Distribution Date.

      Rule 144A Certificate:  The certificate to be furnished by each purchaser of a Private
Certificate (which is also a Physical Certificate) which is a Qualified  Institutional Buyer as defined under Rule 144A promulgated  under the Securities Act,  substantially in the form set forth as Exhibit F-2 hereto.

      S&P:  Standard & Poor's,  a  division  of The  McGraw-Hill  Companies,  Inc.,  and any successor thereto.

      Scheduled  Payment:  With  respect  to any  Mortgage  Loan  and  any Due  Period,  the scheduled  payment or payments of principal  and interest due during such Due Period on such
Mortgage  Loan which  either is payable by a Mortgagor  in such Due Period under the related
Mortgage Note or, in the case of REO Property,  would  otherwise have been payable under the related Mortgage Note.

      Scheduled Principal: The principal portion of any Scheduled Payment.

      Securities Act: The Securities Act of 1933, as amended.

      Securities  Administrator:  Wells Fargo Bank, National Association,  and any successor thereto, or any successor securities administrator appointed as herein provided.

      Securities  Legend:  "THIS  CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED  UNDER
THE  SECURITIES  ACT OF  1933,  AS  AMENDED  (THE  "SECURITIES  ACT"),  OR UNDER  ANY  STATE
SECURITIES  LAWS.  THE HOLDER  HEREOF,  BY  PURCHASING  THIS  CERTIFICATE,  AGREES THAT THIS
CERTIFICATE MAY BE REOFFERED,  RESOLD,  PLEDGED OR OTHERWISE  TRANSFERRED ONLY IN COMPLIANCE
WITH THE SECURITIES ACT AND OTHER  APPLICABLE  LAWS AND ONLY (1) PURSUANT TO RULE 144A UNDER
THE  SECURITIES  ACT ("RULE  144A") TO A PERSON  THAT THE HOLDER  REASONABLY  BELIEVES  IS A
QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A (A "QIB"),  PURCHASING FOR ITS
OWN ACCOUNT OR A QIB PURCHASING  FOR THE ACCOUNT OF A QIB, WHOM THE HOLDER HAS INFORMED,  IN
EACH CASE, THAT THE REOFFER,  RESALE,  PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON
RULE 144A OR (2) IN CERTIFICATED FORM TO AN "INSTITUTIONAL  ACCREDITED  INVESTOR" WITHIN THE
MEANING  THEREOF IN RULE  501(a)(1),  (2),  (3) or (7) OF  REGULATION D UNDER THE ACT OR ANY
ENTITY IN WHICH ALL OF THE EQUITY  OWNERS  COME WITHIN SUCH  PARAGRAPHS  PURCHASING  NOT FOR
DISTRIBUTION IN VIOLATION OF THE SECURITIES  ACT,  SUBJECT TO (A) THE RECEIPT BY THE TRUSTEE
OF A LETTER  SUBSTANTIALLY  IN THE FORM PROVIDED IN THE AGREEMENT AND (B) THE RECEIPT BY THE
TRUSTEE OF SUCH OTHER EVIDENCE ACCEPTABLE TO THE TRUSTEE THAT SUCH REOFFER,  RESALE,  PLEDGE
OR TRANSFER IS IN COMPLIANCE  WITH THE SECURITIES ACT AND OTHER  APPLICABLE  LAWS OR IN EACH
CASE IN ACCORDANCE  WITH ALL APPLICABLE  SECURITIES  LAWS OF THE UNITED STATES AND ANY OTHER
APPLICABLE JURISDICTION.  THIS CERTIFICATE MAY NOT BE ACQUIRED DIRECTLY OR INDIRECTLY BY, OR
ON BEHALF OF, AN EMPLOYEE  BENEFIT PLAN OR OTHER  RETIREMENT  ARRANGEMENT (A "PLAN") THAT IS
SUBJECT TO TITLE I OF THE  EMPLOYEE  RETIREMENT  INCOME  SECURITY  ACT OF 1974,  AS AMENDED,
AND/OR SECTION 4975 OF THE INTERNAL  REVENUE CODE OF 1986, AS AMENDED (THE "CODE"),  or by a
person using "PLAN assets" of a Plan,  UNLESS THE PROPOSED  TRANSFEREE  PROVIDES THE TRUSTEE
WITH AN  OPINION  OF  COUNSEL  FOR THE  BENEFIT  OF THE  TRUSTEE,  MASTER  SERVICER  AND THE
SECURITIES  ADMINISTRATOR  AND ON WHICH THEY MAY RELY WHICH IS  SATISFACTORY  TO THE TRUSTEE
THAT THE  PURCHASE  OF THIS  CERTIFICATE  IS  PERMISSIBLE  UNDER  APPLICABLE  LAW,  WILL NOT
CONSTITUTE  OR  RESULT IN A  NON-EXEMPT  PROHIBITED  TRANSACTION  UNDER  SECTION  406 OF THE
EMPLOYEE  RETIREMENT  INCOME  SECURITY ACT OF 1974, AS AMENDED,  OR SECTION 4975 OF THE CODE
AND WILL NOT SUBJECT THE MASTER  SERVICER,  THE TRUSTEE OR THE SECURITIES  ADMINISTRATOR  TO
ANY OBLIGATION OR LIABILITY IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT.

      Security  Instrument:  A written instrument creating a valid first lien on a Mortgaged
Property  securing a Mortgage Note,  which may be any applicable  form of mortgage,  deed of trust, deed to secure debt or security deed, including any riders or addenda thereto.

      Seller: EMC, as Seller under the Mortgage Loan Purchase Agreement.

      Senior Certificates: The Class A Certificates.

      Senior  Enhancement   Percentage:   As  to  each  Distribution  Date,  the  percentage
equivalent  of a fraction,  the  numerator  of which is the sum of (i) the  aggregate of the
Certificate  Principal  Balance  of the  Class  M-1,  Class  M-2,  Class  B-1 and  Class B-2
Certificates  and (ii) the  Overcollateralization  Amount,  in each case after  taking  into account the distribution of the related Principal  Distribution Amounts on such Distribution
Date,  and the  denominator  of which  is the  aggregate  Stated  Principal  Balance  of the
Mortgage Loans as of the last day of the related Due Period.

      Servicer:  With respect to each Mortgage Loan, Bank of America,  Cendant, Chevy Chase,
Countrywide,  EMC, EverHome, GMAC, GreenPoint,  Mellon Trust, National City, Universal, WAMU
or Wells Fargo, and any successor thereto.

      Servicer  Remittance  Date:  With respect to each Mortgage Loan, the date set forth in the related Servicing Agreement.

      Servicing  Agreements:  The Bank of America  Servicing  Agreements,  Cendant Servicing
Agreement, Chevy Chase Servicing Agreements,  Countrywide Servicing Agreement, EMC Servicing
Agreement,  EverHome Servicing  Agreement,  GMAC Servicing  Agreement,  GreenPoint Servicing
Agreement,  Mellon Trust Servicing Agreement,  National City Servicing Agreement,  Universal
Servicing Agreement, WAMU Servicing Agreement and Wells Fargo Servicing Agreement.

      Servicing Fee: As to any Mortgage Loan and  Distribution  Date, an amount equal to the product of (i) the Stated Principal  Balance of such Mortgage Loan as of the Due Date in the preceding calendar month and (ii) the applicable Servicing Fee Rate.

      Servicing  Fee Rate:  As to any  Mortgage  Loan,  a per annum rate as set forth in the
Mortgage  Loan  Schedule  plus any  master  servicing  rate set forth in the  Mortgage  Loan
Schedule.

      Startup Day: June 30, 2004.

      Stated  Principal  Balance:  With respect to any Mortgage Loan or related REO Property and any Distribution Date, the Outstanding  Principal Balance thereof as of the Cut-off Date plus,  with respect to the  Negative  Amortization  Mortgage  Loans,  any Deferred  Interest
thereon  minus the sum of (i) the  principal  portion  of the  Scheduled  Payments  due with respect to such Mortgage Loan during each Due Period ending prior to such  Distribution Date
(and irrespective of any delinquency in their payment),  (ii) all Principal Prepayments with respect to such  Mortgage Loan received  prior to or during the related  Prepayment  Period, and all Liquidation  Proceeds to the extent applied by the related Servicer as recoveries of principal in accordance  with this  Agreement or the  applicable  Servicing  Agreement  with respect to such Mortgage  Loan,  that were received by the related  Servicer as of the close of business on the last day of the Prepayment  Period related to such  Distribution Date and
(iii) any Realized  Losses on such  Mortgage  Loan  incurred  prior to or during the related
Prepayment Period.  The Stated Principal Balance of a Liquidated  Mortgage Loan equals zero.
References  herein to the  Stated  Principal  Balance of a Loan Group at any time shall mean the aggregate Stated Principal Balance of all Mortgage Loans in such Loan Group.

      Stepdown  Date:  The  earlier  to occur  of (i) the  Distribution  Date on  which  the
Certificate  Principal Balance of the Class A Certificates has been reduced to zero and (ii)
the later to occur of (a) the Distribution Date in July 2007 and (b) the first  Distribution
Date on which the sum of the  aggregate  Certificate  Principal  Balance  of the Class  M-1,
Class  M-2,  Class B-1 and  Class  B-2  Certificates  and the  Overcollateralization  Amount
divided by the Stated  Principal  Balance  of the  Mortgage  Loans as of the last day of the related Due Period is greater than or equal to 11.90%.

      Subordinate  Balance:  For each Loan Group, for any Distribution  Date, the excess, if any, of the  aggregate  Stated  Principal  Balance of the Mortgage  Loans in such Loan Group over the aggregate  Certificate  Principal  Balance of the Class A  Certificates  related to that Loan Group.

      Subordinate Certificates:  The Class M-1 Certificates,  Class M-2 Certificates,  Class
B-1, Class B-2  Certificates,  Class XP Certificates,  Class B-IO  Certificates and Residual
Certificates.

      Subordinate  Balance  Percentage:   For  each  Loan  Group,  fraction,   stated  as  a
percentage,  whose  numerator  is the  Subordinate  Balance  for such  Loan  Group and whose denominator is the sum of the Subordinate  Balances for Loan Group I, Loan Group II and Loan
Group III.

      Subsequent  Recoveries:  As of any  Distribution  Date,  amounts  received  during the related Due Period by the Master  Servicer  (net of any  related  expenses  permitted  to be reimbursed  pursuant  to Section  4.03) or surplus  amounts  held by the Master  Servicer to cover  estimated  expenses  (including,  but not  limited to,  recoveries  in respect of the representations  and  warranties  made by the Seller  pursuant to the Mortgage Loan Purchase
Agreement) in respect of a Liquidated  Mortgage Loan or the  disposition  of an REO Property prior to the related  Prepayment  Period that resulted in a Realized Loss, after liquidation or disposition of such Mortgage Loan.

      Substitute  Mortgage  Loan: A mortgage  loan  tendered to the Trustee  pursuant to the related Servicing  Agreement,  the Mortgage Loan Purchase  Agreement or Section 2.04 of this
Agreement,  as applicable,  in each case, (i) which has an Outstanding Principal Balance not greater nor materially less than the Mortgage Loan for which it is to be  substituted;  (ii)
which has a Mortgage  Interest Rate and Net Rate not less than, and not  materially  greater than,  such Mortgage Loan;  (iii) which has a maturity date not materially  earlier or later than such  Mortgage Loan and not later than the latest  maturity date of any Mortgage  Loan;
(iv) which is of the same property type and occupancy  type as such Mortgage Loan; (v) which has a Loan-to-Value  Ratio not greater than the  Loan-to-Value  Ratio of such Mortgage Loan;
(vi) which is current in payment of principal  and interest as of the date of  substitution;
(vii) as to which the payment  terms do not vary in any  material  respect  from the payment terms of the Mortgage  Loan for which it is to be  substituted  and (viii) which has a Gross
Margin,  Periodic  Rate Cap and Maximum  Lifetime  Mortgage  Rate no less than those of such
Mortgage Loan, has the same Index and interval  between  Interest  Adjustment  Dates as such
Mortgage  Loan,  and a Minimum  Lifetime  Mortgage  Rate no lower than that of such Mortgage
Loan.

      Substitution  Adjustment Amount: The amount, if any, required to be paid by the Seller to the  Trustee  for  deposit  in the  Distribution  Account  pursuant  to  Section  2.04 in connection with the substitution of a Mortgage Loan.

      Tax  Administration  and Tax Matters  Person:  The  Securities  Administrator  and any
successor  thereto or assignee  thereof  shall serve as tax  administrator  hereunder and as agent for the Tax  Matters  Person.  The Holder of the largest  percentage  interest of each
Class of Residual  Certificates  shall be the Tax Matters Person for the related  REMIC,  as more particularly set forth in Section 9.12 hereof.

      Termination  Purchase Price:  The price,  calculated as set forth in Section 10.01, to be paid in connection with the repurchase of the Mortgage Loans pursuant to Section 10.01.

      Trigger Event: A Trigger Event exists with respect to a Distribution  Date on or after the Stepdown Date if either (i) the related Rolling Three-Month  Delinquency Average exceeds
50% of the related Senior  Enhancement  Percentage or (ii) the  percentage of the cumulative amount of Realized Losses on the Mortgage Loans as of such date of  determination is greater than the applicable percentage  listed  below of the  aggregate  Stated  Principal  Balances of the Mortgage Loans as of the Closing Date:

                              Months   Percentage
                             37 - 48     0.70%
                             49 - 60     1.10%
                              61-72      1.45%
                               73+       1.70%

      Trust Fund or Trust: The corpus of the trust created by this Agreement,  consisting of the Mortgage Loans and the other assets described in Section 2.01(a).

      Trustee:  JPMorgan Chase Bank,  and any successor  thereto,  or any successor  trustee appointed as herein provided.

      2004-6 REMIC: Any of REMIC I, REMIC II and REMIC III.

      Uncertificated  Accrued Interest:  With respect to any Uncertificated Regular Interest for any Distribution Date, one month's interest at the related  Uncertificated  Pass-Through
Rate  for such  Distribution  Date,  accrued  on the  Uncertificated  Principal  Balance  or
Uncertificated Notional Amount, as applicable,  immediately prior to such Distribution Date.
Uncertificated  Accrued Interest for the  Uncertificated  Regular  Interests shall accrue on the basis of a 360-day year consisting of twelve 30-day months.  For purposes of calculating the amount of  Uncertificated  Accrued  Interest for the REMIC I Regular  Interests  for any
Distribution  Date,  any  Prepayment  Interest  Shortfalls and Relief Act Shortfalls (to the
extent not covered by  Compensating  Interest)  (i) relating to the  Mortgage  Loans in Loan
Group I for any  Distribution  Date shall be allocated  among REMIC I Regular  Interests Y-1 and Z-1,  (ii)  relating to the Mortgage  Loans in Loan Group II for any  Distribution  Date
shall be allocated  among REMIC I Regular  Interests  Y-2 and Z-2 and (iii)  relating to the
Mortgage Loans in Loan Group III shall be allocated among the REMIC I Regular  Interests Y-3 and Z-3,  pro rata,  based on, and to the extent of,  Uncertificated  Accrued  Interest,  as calculated without  application of this sentence.  For purposes of calculating the amount of
Uncertificated  Accrued  Interest  for the REMIC II Regular  Interest  for any  Distribution
Date,  any  Prepayment  Interest  Shortfalls  and Relief Act  Shortfalls  (to the extent not covered by  Compensating  Interest)  (i) relating to the Mortgage  Loans in Loan Group I for any  Distribution  Date shall be allocated  among REMIC II Regular  Interests LT1, LT2, LT3,
LT4 and LT-Y1,  (ii)  relating to the Mortgage  Loans in Loan Group II for any  Distribution
Date shall be allocated  among REMIC II Regular  Interests  LT5, LT6, LT7, LT8 and LT-Y2 and
(iii)  relating to the Mortgage Loans in Loan Group III for any  Distribution  Date shall be allocated among REMIC II Regular  Interests LT9, LT10, LT11, LT12 and LT-Y3, pro rata, based
on,  and  to  the  extent  of,  Uncertificated   Accrued  Interest,  as  calculated  without
application of this sentence.

      Uncertificated  Pass-Through Rate: The Uncertificated REMIC I Pass-Through Rate or the
Uncertificated REMIC II Pass-Through Rate, as the case may be.

      Uncertificated  Principal  Balance:  With respect to each REMIC Regular Interest,  the
principal   amount  of  such  REMIC  Regular   Interest   outstanding  as  of  any  date  of
determination.  As of the Closing Date, the  Uncertificated  Principal Balance of each REMIC
Regular  Interest  shall  equal the  amount  set forth in the  Section  5.01 as its  initial
Uncertificated  Principal Balance.  On each Distribution Date, the Uncertificated  Principal
Balance of each such  REMIC  Regular  Interest  shall be  reduced  by all  distributions  of principal made on such REMIC Regular Interest on such  Distribution Date pursuant to Section
5.01 and shall be further reduced on such  Distribution  Date by Realized Losses as provided by  the  definitions  of  REMIC  I  Realized  Losses  and  REMIC  II  Realized  Losses.  The
Uncertificated  Principal  Balance of each REMIC Regular  Interest  shall never be less than zero.

      Uncertificated  REMIC I Pass-Through  Rate: With respect to any Distribution  Date and
(i) REMIC I Regular  Interest Y-1 and REMIC I Regular  Interest Z-1, the weighted average of the Net Rates of the Mortgage  Loans in Loan Group I, (ii) REMIC I Regular  Interest Y-2 and
REMIC I Regular  Interest Z-2, the weighted  average of the Net Rates of the Mortgage  Loans in Loan Group II and (iii) REMIC I Regular  Interest Y-3 and REMIC I Regular  Interest  Z-3,
the weighted average of the Net Rates of the Mortgage Loans in Loan Group III.

      Uncertificated  REMIC II Pass-Through  Rate: With respect to any Distribution Date and
(i) REMIC II Regular  Interests LT1, LT2 and LT-Y1, the weighted average of the Net Rates of the Mortgage Loans in Loan Group I, (ii) REMIC II Regular  Interests LT5, LT6 and LT-Y2, the
weighted  average of the Net Rates of the  Mortgage  Loans in Loan Group II, (iii) REMIC III
Regular  Interests  LT9,  LT10 and  LT-Y3,  the  weighted  average  of the Net  Rates of the
Mortgage Loans in Loan Group III, (iv) REMIC II Regular  Interests  LT3, LT7 and LT11,  zero
(0.00%),  (v) REMIC II Regular  Interest LT4, twice the weighted average of the Net Rates of the Mortgage  Loans in Loan Group I, (vi) REMIC II Regular  Interest LT8, twice the weighted average of the Net Rates of the Mortgage  Loans in Loan Group II, and (vii) REMIC II Regular
Interest  LT12,  twice the weighted  average of the Net Rates of the Mortgage  Loans in Loan
Group III.

      Uninsured Cause:  Any cause of damage to a Mortgaged  Property or related REO Property such that the complete  restoration  of such  Mortgaged  Property or related REO Property is not fully reimbursable by the hazard insurance  policies required to be maintained  pursuant the related Servicing Agreement, without regard to whether or not such policy is maintained.

      United States  Person:  A citizen or resident of the United  States,  a corporation or partnership  (including an entity treated as a corporation or partnership for federal income tax purposes)  created or organized in, or under the laws of, the United States or any state thereof or the District of Columbia  (except,  in the case of a  partnership,  to the extent provided in  regulations),  provided that, for purposes  solely of the Class R Certificates, no  partnership  or other entity  treated as a partnership  for United States federal income tax  purposes  shall be treated as a United  States  Person  unless all persons  that own an interest  in  such  partnership  either  directly  or  through  any  entity  that  is  not a corporation for United States federal income tax purposes are United States  Persons,  or an estate  whose  income is subject to United  States  federal  income  tax  regardless  of its source,  or a trust  if a court  within  the  United  States  is  able to  exercise  primary supervision over the  administration of the trust and one or more such United States Persons have the  authority  to  control  all  substantial  decisions  of the  trust.  To the extent prescribed in regulations by the Secretary of the Treasury,  which have not yet been issued, a trust which was in  existence  on August 20, 1996 (other than a trust  treated as owned by the grantor under  subpart E of part I of subchapter J of chapter 1 of the Code),  and which was  treated  as a United  States  person on August  20,  1996 may elect to  continue  to be treated as a United States person notwithstanding the previous sentence.

      Universal:  Universal Master Servicing, and any successor in interest thereto.

      Universal Servicing  Agreement:  The Servicing  Agreement,  dated as of March 1, 2004, between Universal and EMC, as attached hereto as Exhibit H-11.

      Unpaid  Realized  Loss Amount:  With respect to any  Distribution  Date and a Class of
Offered  Certificates,  is the excess of (i) Applied  Realized  Loss Amounts with respect to such Class over (ii) the sum of all  distributions in reduction of the Applied Realized Loss
Amounts on all previous  Distribution  Dates. Any amounts  distributed to a class of Offered
Certificates  in respect of any Unpaid  Realized  Loss  Amount will not be applied to reduce the Certificate Principal Balance of such Class.

      WAMU: Washington Mutual Bank, F.A., and its successor in interest.

      WAMU Servicing Agreement: The Servicing Agreement,  dated as of April 1, 2001, between
WAMU and EMC,  as amended by an  amendment  thereto,  dated  December  1, 2002,  between the parties thereto, as attached hereto as Exhibit H-12.

      Wells  Fargo:  Wells  Fargo Bank,  N.A.,  as  successor  by merger to Wells Fargo Home
Mortgage, Inc., Inc., and any successor in interest thereto.

      Wells  Fargo  Servicing  Agreement:  The  Master  Seller's  Warranties  and  Servicing
Agreement,  dated as of April 1, 2003,  between Wells Fargo and EMC, as amended by the First
Amendment to the Master  Seller's  Warranties and Servicing  Agreement,  dated as of May 10,
2004, as attached hereto as Exhibit H-13.

ARTICLE II

                               Conveyance of Mortgage Loans;
                             Original Issuance of Certificates

Section 2.01      Conveyance of Mortgage  Loans to Trustee.  (a)The  Depositor  concurrently with the  execution  and delivery of this  Agreement,  sells,  transfers  and assigns to the
Trust without  recourse all its right,  title and interest in and to (i) the Mortgage  Loans identified in the applicable  Mortgage Loan  Schedule,  including all interest and principal due with respect to the Initial  Mortgage  Loans after the Cut-off  Date,  but excluding any payments of principal and interest due on or prior to the Cut-off Date;  (ii) such assets as shall from time to time be credited or are  required  by the terms of this  Agreement  to be credited  to the Master  Servicer  Collection  Account,  (iii) such  assets  relating to the
Mortgage Loans as from time to time may be held by the Servicers in Protected Accounts,  the
Master  Servicer  in  the  Master  Servicer  Collection  Account  and  the  Trustee  in  the
Distribution  Account for the  benefit of the  Trustee on behalf of the  Certificateholders,
(iv) any REO Property,  (v) the Required  Insurance Policies and any amounts paid or payable by the  insurer  under  any  Insurance  Policy  (to the  extent  the  mortgagee  has a claim thereto),  (vi) the  Mortgage  Loan  Purchase  Agreement  to the extent  provided in Section
2.03(a),  (vii) the rights  with  respect to the  Servicing  Agreements  as  assigned to the
Trustee  on behalf of the  Certificateholders  by the  Assignment  Agreements,  (viii)  such assets  as  shall  from  time to time be  credited  or are  required  by the  terms  of this
Agreement  to be  credited  to  the  Distribution  Account  and  (ix)  any  proceeds  of the foregoing.  Although it is the intent of the parties to this  Agreement  that the conveyance of the Depositor's  right,  title and interest in and to the Mortgage Loans and other assets in the Trust Fund pursuant to this Agreement shall  constitute a purchase and sale and not a loan,  in the event  that such  conveyance  is deemed to be a loan,  it is the intent of the parties to this Agreement that the Depositor  shall be deemed to have granted to the Trustee a first priority  perfected  security  interest in all of the Depositor's  right,  title and interest  in, to and under the Mortgage  Loans and other assets in the Trust Fund,  and that this Agreement shall constitute a security agreement under applicable law.

(b)   In connection  with the above transfer and assignment,  the Depositor  hereby deposits with the Trustee or the Custodian, as its agent, with respect to each Mortgage Loan:

(i)   the original Mortgage Note,  endorsed without recourse to the order of the Trustee and showing an unbroken  chain of  endorsements  from the  original  payee  thereof to the
      Person  endorsing it to the Trustee,  or lost note  affidavit  together with a copy of the related Mortgage Note;

(ii)  the original  Mortgage  and, if the related  Mortgage  Loan is a MOM Loan,  noting the presence of the MIN and language  indicating  that such  Mortgage  Loan is a MOM Loan, which shall have been  recorded (or if the original is not  available,  a copy),  with evidence of such  recording  indicated  thereon (or if clause (X) in the proviso below applies, shall be in recordable form);

(iii) unless the Mortgage Loan is a MOM Loan, a certified copy of the assignment  (which may be in the form of a blanket  assignment if permitted in the  jurisdiction in which the
      Mortgaged Property is located) to "JPMorgan Chase Bank, as Trustee",  with evidence of recording  with respect to each Mortgage  Loan in the name of the Trustee  thereon (or if clause (X) in the  proviso  below  applies or for  Mortgage  Loans with  respect to which the  related  Mortgaged  Property  is  located in a state  other than  Maryland,
      Tennessee, South Carolina,  Mississippi and Florida, or an Opinion of Counsel has been provided as set forth in this Section 2.01(b), shall be in recordable form);

(iv)  all intervening assignments of the Security Instrument,  if applicable and only to the extent available to the Depositor with evidence of recording thereon;

(v)   the  original  or a copy of the policy or  certificate  of primary  mortgage  guaranty insurance, to the extent available, if any;

(vi)  the original policy of title  insurance or mortgagee's  certificate of title insurance or commitment or binder for title insurance; and

(vii) originals of all modification agreements, if applicable and available;

provided,  however,  that in lieu of the foregoing,  the Depositor may deliver the following documents,  under the  circumstances  set forth below: (X) in lieu of the original  Security
Instrument,  assignments to the Trustee or intervening  assignments  thereof which have been delivered,  are being delivered or will, upon receipt of recording  information  relating to the Security  Instrument  required to be included thereon, be delivered to recording offices for recording  and have not been returned to the Depositor in time to permit their  delivery as specified  above,  the Depositor may deliver a true copy thereof with a certification  by the Depositor, on the face of such copy,  substantially as follows:  "Certified to be a true and correct copy of the original, which has been transmitted for recording";  (Y) in lieu of the Security  Instrument,  assignment to the Trustee or intervening  assignments thereof, if the  applicable  jurisdiction  retains the  originals of such  documents  (as evidenced by a certification  from the Depositor to such effect) the Depositor may deliver  photocopies  of such documents  containing an original  certification by the judicial or other  governmental authority of the  jurisdiction  where such documents  were  recorded;  and (Z) the Depositor shall not be required to deliver  intervening  assignments  or  Mortgage  Note  endorsements between the related  underlying  seller of the Mortgage  Loans and EMC,  between EMC and the
Depositor, and between the Depositor and the Trustee; and provided,  further,  however, that in the case of  Mortgage  Loans which have been  prepaid in full after the Cut-off  Date and prior to the Closing Date, the Depositor,  in lieu of delivering  the above  documents,  may deliver to the Trustee or the Custodian,  as its agent, a  certification  to such effect and shall  deposit all amounts  paid in respect of such  Mortgage  Loans in the Master  Servicer
Collection  Account on the Closing Date. The Depositor shall deliver such original documents
(including  any  original  documents  as to  which  certified  copies  had  previously  been delivered) to the Trustee or the Custodian,  as its agent, promptly after they are received.
The Depositor shall cause, at its expense,  the assignment of the Security Instrument to the
Trustee to be  recorded  not later  than 180 days after the  Closing  Date  unless  such (a)
recordation  is not  required  by the Rating  Agencies  or an  Opinion  of Counsel  has been provided to the Trustee  (with a copy to the  Custodian)  which states that  recordation  of such Security Instrument is not required to protect the interests of the  Certificateholders in the related  Mortgage  Loans or (b) MERS is  identified  on the Mortgage or on a properly recorded  assignment  of the  Mortgage  as the  mortgagee  of record  solely as nominee  for
Depositor and its successor and assigns;  provided,  however,  that each assignment shall be submitted  for recording by the Depositor in the manner  described  above,  at no expense to the Trust or the Trustee or the Custodian,  as its agent, upon the earliest to occur of: (i)
reasonable  direction  by  the  Holders  of  Certificates  evidencing  Fractional  Undivided
Interests  aggregating  not less than 25% of the Trust,  (ii) the  occurrence of an Event of
Default,  (iii) the occurrence of a bankruptcy,  insolvency or  foreclosure  relating to the
Depositor  and (iv) the  occurrence  of a servicing  transfer as  described  in Section 8.02 hereof.  Notwithstanding the foregoing,  if the Depositor fails to pay the cost of recording the  assignments,  such  expense  will be paid by the  Trustee  and  the  Trustee  shall  be reimbursed for such expenses by the Trust in accordance with Section 9.05.

(c)   The  Depositor  hereby  assigns to the  Trustee  its  security  interest in and to any
Additional  Collateral,  its right to receive amounts due or to become due in respect of any
Additional Collateral pursuant to the related Servicing Agreement.

Section 2.02      Acceptance of Mortgage Loans by Trustee.  (a)The Trustee  acknowledges the sale,  transfer and  assignment of the Trust to it by the Depositor and receipt of,  subject to  further  review  and the  exceptions  which  may be  noted  pursuant  to the  procedures described  below,  and declares that it holds,  the documents (or certified  copies thereof)
delivered to it pursuant to Section  2.01,  and declares that it will continue to hold those documents and any amendments,  replacements  or supplements  thereto and all other assets of the Trust Fund  delivered  to it as Trustee in trust for the use and  benefit of all present and future  Holders of the  Certificates.  On the Closing Date,  with respect to the Initial
Mortgage Loans, the Custodian,  with respect to the Mortgage Loans,  shall  acknowledge with respect to each Mortgage Loan by an Initial  Certification receipt of the Mortgage File, but without  review of such Mortgage File,  except to the extent  necessary to confirm that such
Mortgage File contains the related  Mortgage Note or lost note  affidavit.  No later than 90 days after the Closing Date (or with respect to any Substitute  Mortgage  Loan,  within five
Business Days after the receipt by the Trustee or Custodian  thereof),  the Trustee  agrees, for the  benefit  of the  Certificateholders,  to  review  or  cause to be  reviewed  by the
Custodian on its behalf (under the Custodial Agreement),  each Mortgage File delivered to it and to execute and deliver, or cause to be executed and delivered,  to the Depositor and the
Trustee an Interim  Certification.  In conducting such review, the Trustee or Custodian will ascertain whether all required  documents have been executed and received,  and based on the
Mortgage Loan  Schedule,  whether  those  documents  relate,  determined on the basis of the
Mortgagor name,  original  principal  balance and loan number,  to the Mortgage Loans it has received,  as identified in the Mortgage Loan Schedule.  In performing any such review,  the
Trustee  or the  Custodian,  as its  agent,  may  conclusively  rely  on the  purported  due execution  and  genuineness  of any such document and on the  purported  genuineness  of any signature  thereon.  If the  Trustee  or the  Custodian,  as its agent,  finds any  document constituting  part of the  Mortgage  File not to have been  executed or  received,  or to be unrelated to the  Mortgage  Loans  identified  in Exhibit B, or to appear to be defective on its face, the Trustee or the Custodian,  as its agent,  shall promptly notify the Seller. In accordance with the Mortgage Loan Purchase  Agreement,  the Seller shall correct or cure any such defect  within  ninety days from the date of notice from the Trustee or the  Custodian, as its agent,  of the defect  and if the Seller  fails to correct or cure the defect  within such  period,  and such  defect  materially  and  adversely  affects  the  interests  of the
Certificateholders  in the  related  Mortgage  Loan,  the Trustee or the  Custodian,  as its
agent,  shall  enforce the  Seller's  obligation  pursuant  to the  Mortgage  Loan  Purchase
Agreement  within 90 days from the Trustee's or the  Custodian's  notification,  to purchase such Mortgage Loan at the  Repurchase  Price;  provided that, if such defect would cause the
Mortgage  Loan to be other than a "qualified  mortgage" as defined in Section  860G(a)(3) of the Code,  any such cure or  repurchase  must occur within 90 days from the date such breach was discovered;  provided,  however,  that if such defect relates solely to the inability of the Seller to deliver the original Security Instrument or intervening  assignments  thereof, or a certified  copy because the originals of such  documents,  or a certified copy have not been returned by the applicable  jurisdiction,  the Seller shall not be required to purchase such  Mortgage  Loan if the Seller  delivers  such  original  documents  or  certified  copy promptly  upon  receipt,  but in no event  later than 360 days after the Closing  Date.  The foregoing repurchase  obligation shall not apply in the event that the Seller cannot deliver such original or copy of any document  submitted for recording to the appropriate  recording office in the  applicable  jurisdiction  because such document has not been returned by such office;  provided  that the  Seller  shall  instead  deliver  a  recording  receipt  of such recording  office or, if such receipt is not available,  a certificate  confirming that such documents  have been accepted for  recording,  and delivery to the Trustee or the Custodian, as its agent,  shall be  effected  by the Seller  within  thirty  days of its receipt of the original recorded document.

(b)   No later  than 180 days after the  Closing  Date (or with  respect  to any  Substitute
Mortgage  Loan,  within five Business Days after the receipt by the Trustee or the Custodian thereof),  the Trustee or the Custodian,  as its agent, will review,  for the benefit of the
Certificateholders,  the  Mortgage  Files  delivered  to it and will  execute and deliver or cause to be executed and delivered to the  Depositor and the Trustee a Final  Certification.
In  conducting  such review,  the Trustee or the  Custodian,  as its agent,  will  ascertain whether an original of each  document  required to be recorded  has been  returned  from the recording  office with evidence of recording  thereon or a certified  copy has been obtained from the  recording  office.  If the  Trustee  or the  Custodian,  as its  agent,  finds any document  constituting part of the Mortgage File has not been received,  or to be unrelated, determined on the basis of the Mortgagor name,  original  principal balance and loan number, to the Initial  Mortgage Loans  identified in Exhibit B, or to appear  defective on its face
(a "Material  Defect"),  the Trustee or the Custodian,  as its agent,  shall promptly notify the Seller (provided,  however,  that with respect to those documents  described in Sections
2.01(b)(iv),  (v) and (vii),  the Trustee's  obligations  shall extend only to the documents actually  delivered  pursuant  to such  Sections).  In  accordance  with the  Mortgage  Loan
Purchase  Agreement,  the Seller shall  correct or cure any such defect  within 90 days from the date of notice from the Trustee or the Custodian,  as its agent,  of the Material Defect and if the Seller is unable to cure such  defect  within  such  period,  and if such  defect materially  and  adversely  affects the interests of the  Certificateholders  in the related
Mortgage  Loan,  the Trustee shall enforce the Seller's  obligation  under the Mortgage Loan
Purchase  Agreement  to  provide a  Substitute  Mortgage  Loan (if  within  two years of the
Closing Date) or purchase such Mortgage Loan at the  Repurchase  Price;  provided,  however, that if such defect  would cause the Mortgage  Loan to be other than a "qualified  mortgage"
as defined in Section  860G(a)(3) of the Code,  any such cure,  repurchase  or  substitution must occur within 90 days from the date such breach was discovered;  provided, further, that if such  defect  relates  solely to the  inability  of the  Seller to deliver  the  original
Security  Instrument or intervening  assignments  thereof,  or a certified copy, because the originals of such  documents or a certified  copy,  have not been returned by the applicable jurisdiction,  the Seller  shall not be required  to purchase  such  Mortgage  Loan,  if the
Seller delivers such original  documents or certified copy promptly upon receipt,  but in no event later than 360 days after the Closing Date.

(c)   In the event that a  Mortgage  Loan is  purchased  by the  Seller in  accordance  with
Sections  2.02(a) or (b) above, the Seller shall remit to the Master Servicer the Repurchase
Price for deposit in the Master Servicer  Collection Account and the Seller shall provide to the Trustee  written  notification  detailing the components of the Repurchase  Price.  Upon deposit of the Repurchase  Price in the Master Servicer  Collection  Account,  the Depositor
shall notify the Trustee and the Trustee or the  Custodian,  as its agent (upon receipt of a
Request for Release in the form of Exhibit D attached  hereto with respect to such  Mortgage
Loan),  shall release to the Seller the related  Mortgage File and the Trustee shall execute and deliver all instruments of transfer or assignment,  without recourse,  representation or warranty,  furnished to it by the Seller as are necessary to vest in the Seller title to and rights under the Mortgage  Loan.  Such purchase shall be deemed to have occurred on the date on which the  Repurchase  Price in available  funds is received by the Trustee.  The Trustee shall  amend the  Mortgage  Loan  Schedule,  which  was  previously  delivered  to it by the
Depositor  in a form  agreed to between  the  Depositor  and the  Trustee,  to reflect  such repurchase and shall  promptly  notify the Rating  Agencies and the Master  Servicer of such amendment.  The  obligation of the Seller to repurchase any Mortgage Loan as to which such a defect in a  constituent  document  exists shall be the sole remedy  respecting  such defect available to the Certificateholders or to the Trustee on their behalf.

Section 2.03      Assignment  of Interest in the Mortgage Loan  Purchase  Agreement.  (a)The
Depositor  hereby assigns to the Trustee,  on behalf of the  Certificateholders,  all of its right,  title and  interest in the  Mortgage  Loan  Purchase  Agreement,  including  but not limited to Depositor's rights and obligations  pursuant to the Servicing  Agreements (noting that the  Seller  has  retained  the right in the  event of  breach of the  representations, warranties and covenants,  if any, with respect to the related Mortgage Loans of the related
Servicer  under the related  Servicing  Agreement to enforce the  provisions  thereof and to seek all or any  available  remedies).  The  obligations  of the  Seller  to  substitute  or
repurchase,   as   applicable,   a   Mortgage   Loan   shall  be  the   Trustee's   and  the
Certificateholders'  sole remedy for any breach thereof. At the request of the Trustee,  the
Depositor shall take such actions as may be necessary to enforce the above right,  title and interest on behalf of the Trustee and the  Certificateholders  or shall execute such further documents as the Trustee may reasonably  require in order to enable the Trustee to carry out such enforcement.

(b)   If the Depositor,  the Master Servicer or the Trustee discovers a breach of any of the representations  and  warranties  set forth in the Mortgage Loan Purchase  Agreement,  which breach materially and adversely affects the value of the interests of  Certificateholders or the  Trustee in the related  Mortgage  Loan,  the party  discovering  the breach  shall give prompt written notice of the breach to the other parties. The Seller,  within 90 days of its discovery or receipt of notice that such breach has  occurred  (whichever  occurs  earlier), shall cure the breach in all material  respects or,  subject to the Mortgage  Loan  Purchase
Agreement or Section 2.04 of this  Agreement,  as  applicable,  shall  purchase the Mortgage
Loan or any property  acquired  with respect  thereto from the Trustee;  provided,  however, that if there is a breach of any  representation  set forth in the  Mortgage  Loan  Purchase
Agreement,  and the Mortgage Loan or the related property  acquired with respect thereto has been sold,  then the Seller shall pay, in lieu of the  Repurchase  Price,  any excess of the
Repurchase  Price over the Net  Liquidation  Proceeds  received  upon such sale.  If the Net
Liquidation  Proceeds exceed the Repurchase Price, any excess shall be paid to the Seller to the extent not required by law to be paid to the  borrower.  Any such purchase by the Seller shall be made by providing an amount equal to the  Repurchase  Price to the Master  Servicer for deposit in the Master Servicer  Collection  Account and written  notification  detailing the components of such Repurchase  Price.  The Depositor shall notify the Trustee and submit to the Trustee or the Custodian,  as its agent, a Request for Release, and the Trustee shall release,  or the Trustee  shall cause the  Custodian  to release,  to the Seller the related
Mortgage  File and the Trustee  shall  execute and  deliver all  instruments  of transfer or assignment  furnished to it by the Seller,  without recourse,  representation or warranty as are  necessary  to vest in the Seller  title to and rights  under the  Mortgage  Loan or any property  acquired with respect  thereto.  Such purchase shall be deemed to have occurred on the date on which the Repurchase  Price in available  funds is received by the Trustee.  The
Securities  Administrator  shall amend the Mortgage Loan Schedule to reflect such repurchase and  shall  promptly  notify  the  Trustee  and  the  Rating  Agencies  of  such  amendment.
Enforcement  of the  obligation  of the  Seller to  purchase  (or  substitute  a  Substitute
Mortgage Loan for) any Mortgage Loan or any property  acquired with respect  thereto (or pay the  Repurchase  Price as set forth in the above  proviso) as to which a breach has occurred and is continuing shall  constitute the sole remedy  respecting such breach available to the
Certificateholders or the Trustee on their behalf.

Section 2.04      Substitution of Mortgage Loans.  Notwithstanding  anything to the contrary in this  Agreement,  in lieu of  purchasing a Mortgage  Loan  pursuant to the Mortgage  Loan
Purchase  Agreement  or Sections  2.02 or 2.03 of this  Agreement,  the Seller may, no later than the date by which such  purchase by the Seller would  otherwise be required,  tender to the Trustee a  Substitute  Mortgage  Loan  accompanied  by a  certificate  of an  authorized officer of the Seller that such Substitute  Mortgage Loan conforms to the  requirements  set forth in the  definition  of  "Substitute  Mortgage  Loan"  in the  Mortgage  Loan  Purchase
Agreement or this Agreement,  as applicable;  provided,  however, that substitution pursuant to the Mortgage Loan Purchase  Agreement or this Section  2.04,  as  applicable,  in lieu of purchase shall not be permitted after the  termination of the two-year  period  beginning on the Startup Day; provided,  further,  that if the breach would cause the Mortgage Loan to be other than a "qualified  mortgage" as defined in Section  860G(a)(3)  of the Code,  any such cure or substitution must occur within 90 days from the date the breach was discovered.  The
Trustee or the Custodian,  as its agent,  shall examine the Mortgage File for any Substitute
Mortgage Loan in the manner set forth in Section  2.02(a) and the Trustee or the  Custodian, as its agent, shall notify the Seller, in writing,  within five Business Days after receipt, whether  or not  the  documents  relating  to  the  Substitute  Mortgage  Loan  satisfy  the requirements of the fourth sentence of Section 2.02(a).  Within two Business Days after such notification,  the Seller  shall  provide to the  Trustee  for  deposit in the  Distribution
Account  the  amount,  if any,  by which the  Outstanding  Principal  Balance as of the next preceding Due Date of the Mortgage Loan for which  substitution is being made,  after giving effect to Scheduled  Principal due on such date,  exceeds the Outstanding  Principal Balance as of such date of the Substitute  Mortgage Loan, after giving effect to Scheduled Principal due on such date,  which amount shall be treated for the purposes of this Agreement as if it were the payment by the Seller of the  Repurchase  Price for the purchase of a Mortgage Loan by the Seller.  After such  notification to the Seller and, if any such excess exists,  upon receipt of such deposit,  the Trustee shall accept such Substitute Mortgage Loan which shall thereafter be deemed to be a Mortgage Loan  hereunder.  In the event of such a substitution, accrued  interest on the  Substitute  Mortgage Loan for the month in which the  substitution occurs and any Principal  Prepayments  made thereon  during such month shall be the property of the Trust Fund and accrued  interest  for such month on the  Mortgage  Loan for which the substitution is made and any Principal  Prepayments  made thereon during such month shall be the property of the Seller.  The  Scheduled  Principal on a Substitute  Mortgage Loan due on
the Due Date in the  month of  substitution  shall be the  property  of the  Seller  and the
Scheduled  Principal on the Mortgage Loan for which the substitution is made due on such Due
Date shall be the property of the Trust Fund.  Upon  acceptance of the  Substitute  Mortgage
Loan (and  delivery to the Trustee or Custodian  of a Request for Release for such  Mortgage
Loan),  the Trustee  shall  release to the Seller the related  Mortgage  File related to any
Mortgage Loan released  pursuant to the Mortgage Loan Purchase  Agreement or Section 2.04 of
this Agreement, as applicable,  and shall execute and deliver all instruments of transfer or assignment,  without  recourse,  representation or warranty in form as provided to it as are necessary  to vest in the  Seller  title to and  rights  under any  Mortgage  Loan  released pursuant to the Mortgage  Loan  Purchase  Agreement or Section  2.04 of this  Agreement,  as applicable.  The Seller shall deliver the documents related to the Substitute  Mortgage Loan in  accordance  with the  provisions  of the Mortgage  Loan  Purchase  Agreement or Sections
2.01(b) and 2.02(b) of this  Agreement,  as  applicable,  with the date of acceptance of the
Substitute  Mortgage Loan deemed to be the Closing Date for purposes of the time periods set forth in such Sections.  The  representations  and warranties set forth in the Mortgage Loan
Purchase  Agreement  shall be deemed to have been made by the  Seller  with  respect to each
Substitute  Mortgage Loan as of the date of acceptance of such Mortgage Loan by the Trustee.
The Master Servicer shall amend the Mortgage Loan Schedule to reflect such  substitution and shall  provide a copy of such amended  Mortgage  Loan Schedule to the Trustee and the Rating
Agencies.

Section 2.05      Issuance of  Certificates.  The Trustee  acknowledges the assignment to it of the  Mortgage  Loans and the other  assets  comprising  the Trust Fund and,  concurrently therewith,  has signed,  and  countersigned  and  delivered  to the  Depositor,  in exchange therefor,  Certificates  in  such  authorized  denominations  representing  such  Fractional
Undivided  Interests as the Depositor has  requested.  The Trustee  agrees that it will hold the  Mortgage  Loans  and such  other  assets as may from  time to time be  delivered  to it segregated on the books of the Trustee in trust for the benefit of the Certificateholders.

      The  Depositor,  concurrently  with the  execution  and delivery  hereof,  does hereby transfer,  assign,  set over and otherwise  convey in trust to the Trustee without  recourse all the right,  title and interest of the Depositor in and to the REMIC II Regular Interests
and the  other  assets  of  REMIC  III for the  benefit  of the  holders  of the  REMIC  III
Certificates.  The Trustee acknowledges receipt of the REMIC II Regular Interests (which are uncertificated)  and the other assets of REMIC III and declares  that it holds and will hold the same in trust  for the  exclusive  use and  benefit  of the  holders  of the  REMIC  III
Certificates.

Section 2.06      Representations  and Warranties  Concerning  the Depositor.  The Depositor
hereby  represents  and warrants to the  Trustee,  the Master  Servicer  and the  Securities
Administrator as follows:

(1)   the  Depositor  (a) is a  corporation  duly  organized,  validly  existing and in good standing  under the laws of the State of Delaware  and (b) is  qualified  and in good  standing as a foreign  corporation  to do  business  in each  jurisdiction where such  qualification  is necessary,  except where the failure so to qualify would not  reasonably  be  expected  to have a  material  adverse  effect on the
            Depositor's  business as presently  conducted or on the  Depositor's  ability to enter  into this  Agreement  and to  consummate  the  transactions  contemplated hereby;

(2)   the Depositor has full corporate  power to own its property,  to carry on its business as presently  conducted and to enter into and perform its obligations under this
            Agreement;

(3)   the  execution  and  delivery  by the  Depositor  of this  Agreement  have  been  duly authorized by all necessary  corporate action on the part of the Depositor;  and neither the execution and delivery of this  Agreement,  nor the  consummation of the  transactions  herein  contemplated,  nor  compliance  with  the  provisions hereof,  will  conflict  with or result in a breach of, or  constitute a default under,  any of  the  provisions  of  any  law,  governmental  rule,  regulation, judgment,  decree or order  binding on the  Depositor or its  properties  or the articles of incorporation  or by-laws of the Depositor,  except those conflicts, breaches or defaults  which would not  reasonably be expected to have a material adverse  effect on the  Depositor's  ability to enter into this Agreement and to consummate the transactions contemplated hereby;

(4)   the  execution,  delivery and  performance  by the Depositor of this Agreement and the consummation of the transactions  contemplated hereby do not require the consent or approval of, the giving of notice to, the  registration  with,  or the taking of any other  action in respect  of, any  state,  federal or other  governmental authority or agency, except those consents,  approvals,  notices,  registrations or other actions as have already been obtained, given or made;

(5)   this  Agreement has been duly executed and  delivered by the Depositor  and,  assuming
            due  authorization,   execution  and  delivery  by  the  other  parties  hereto, constitutes a valid and binding obligation of the Depositor  enforceable against
            it  in  accordance  with  its  terms  (subject  to  applicable   bankruptcy  and
            insolvency  laws and other similar laws affecting the  enforcement of the rights of creditors generally);

(6)   there  are no  actions,  suits or  proceedings  pending  or, to the  knowledge  of the
            Depositor,   threatened   against  the  Depositor,   before  or  by  any  court,
            administrative  agency,  arbitrator or governmental body (i) with respect to any of the  transactions  contemplated by this Agreement or (ii) with respect to any other  matter  which  in  the  judgment  of the  Depositor  will  be  determined adversely to the  Depositor  and will if  determined  adversely to the Depositor materially  and  adversely  affect  the  Depositor's  ability to enter into this
            Agreement or perform its obligations under this Agreement;  and the Depositor is not in default  with respect to any order of any court,  administrative  agency, arbitrator or  governmental  body so as to materially  and adversely  affect the transactions contemplated by this Agreement; and

(7)   immediately  prior to the transfer and  assignment to the Trustee,  each Mortgage Note and  each  Mortgage  were  not  subject  to an  assignment  or  pledge,  and the
            Depositor  had good and  marketable  title to and was the sole owner thereof and had full right to transfer and sell such  Mortgage  Loan to the Trustee free and clear of any  encumbrance,  equity,  lien,  pledge,  charge,  claim or  security interest.

ARTICLE III

                       Administration and Servicing of Mortgage Loans

Section 3.01      Master  Servicer.  (a)The Master  Servicer  shall  supervise,  monitor and oversee the obligation of the Servicers to service and administer their respective  Mortgage
Loans in  accordance  with the terms of the  applicable  Servicing  Agreement and shall have full power and  authority to do any and all things which it may deem  necessary or desirable in connection with such master servicing and  administration.  In performing its obligations hereunder,  the  Master  Servicer  shall act in a manner  consistent  with  Accepted  Master
Servicing  Practices.  Furthermore,  the Master Servicer shall oversee and consult with each
Servicer as  necessary  from  time-to-time  to carry out the Master  Servicer's  obligations hereunder,  shall  receive,  review and  evaluate all  reports,  information  and other data provided to the Master  Servicer by each  Servicer and shall cause each  Servicer to perform and observe the  covenants,  obligations  and conditions to be performed or observed by such
Servicer under the applicable Servicing  Agreement.  The Master Servicer shall independently and separately  monitor each  Servicer's  servicing  activities with respect to each related
Mortgage Loan,  reconcile the results of such monitoring with such  information  provided in the  previous  sentence on a monthly  basis and  coordinate  corrective  adjustments  to the
Servicers'  and  Master  Servicer's  records,  and based on such  reconciled  and  corrected
information,   the  Master  Servicer  shall  provide  such  information  to  the  Securities
Administrator  as shall be necessary in order for it to prepare the statements  specified in
Section 6.04, and prepare any other  information and statements  required to be forwarded by the Master  Servicer  hereunder.  The Master  Servicer  shall  reconcile  the results of its
Mortgage  Loan  monitoring  with the actual  remittances  of the  Servicers to the Protected
Account pursuant to the applicable Servicing Agreements.

      Notwithstanding  anything  in this  Agreement  to the  contrary,  with  respect to any
Mortgage Loan secured by any Additional  Collateral,  the Master Servicer shall have no duty of obligation to supervise,  monitor or oversee the  activities of Cendant (or any successor thereto) under any Cendant  Servicing  Agreement  with respect to any Additional  Collateral
(unless the Master  Servicer shall have assumed the obligations of Cendant (or any successor thereto) as successor Servicer under the applicable Cendant Servicing  Agreement pursuant to
Section 3.03 of this Agreement,  in which event, as successor Servicer,  it will service and administer  the  Additional  Collateral  in accordance  with the  provisions of such Cendant
Servicing Agreement.

(b)   The Trustee shall  furnish the  Servicers  and the Master  Servicer with any powers of attorney,  in  substantially  the form attached  hereto as Exhibit K, and other documents in form as provided to it  necessary  or  appropriate  to enable the  Servicers  and the Master
Servicer to service and administer the related Mortgage Loans and REO Property.

(c)   The Trustee shall  provide  access to the records and  documentation  in possession of the Trustee  regarding the related Mortgage Loans and REO Property and the servicing thereof to the  Certificateholders,  the FDIC, and the supervisory agents and examiners of the FDIC, such access being  afforded only upon  reasonable  prior  written  request and during normal business  hours at the office of the Trustee;  provided,  however,  that,  unless  otherwise required by law,  the Trustee  shall not be required to provide  access to such  records and documentation  if the  provision  thereof  would  violate  the legal right to privacy of any
Mortgagor.  The Trustee shall allow  representatives  of the above entities to photocopy any of the records and  documentation  and shall provide  equipment for that purpose at a charge that covers the Trustee's actual costs.

(d)   The Trustee shall execute and deliver to the related  Servicer and the Master Servicer any court pleadings,  requests for trustee's sale or other documents  necessary or desirable to (i) the  foreclosure  or trustee's  sale with respect to a Mortgaged  Property;  (ii) any legal action  brought to obtain  judgment  against any  Mortgagor  on the  Mortgage  Note or
Security  Instrument;  (iii) obtain a deficiency  judgment  against the  Mortgagor;  or (iv)
enforce any other rights or remedies  provided by the Mortgage  Note or Security  Instrument or otherwise available at law or equity.

Section 3.02      REMIC-Related  Covenants.  For as long as each 2004-6  REMIC shall  exist, the Trustee and the  Securities  Administrator  shall act in  accordance  herewith to assure continuing  treatment  of such 2004-6 REMIC as a REMIC,  and the Trustee and the  Securities
Administrator  shall comply with any  directions of the Depositor,  the related  Servicer or the Master Servicer to assure such continuing  treatment.  In particular,  the Trustee shall not (a)  sell or  permit  the sale of all or any  portion  of the  Mortgage  Loans or of any investment of deposits in an Account  unless such sale is as a result of a repurchase of the
Mortgage  Loans  pursuant to this  Agreement  or the Trustee  has  received a REMIC  Opinion prepared  at the  expense of the Trust;  and (b) other than with  respect to a  substitution pursuant to the Mortgage Loan Purchase  Agreement or Section 2.04 or contributions  pursuant to Section 4.08(c) and 4.09(c) of this Agreement, as applicable,  accept any contribution to any 2004-6 REMIC after the Startup Day without receipt of a REMIC Opinion.

Section 3.03      Monitoring of Servicers.  (a) The Master Servicer shall be responsible for reporting to the Trustee and the Depositor  the  compliance by each Servicer with its duties under the related  Servicing  Agreement.  In the review of each Servicer's  activities,  the
Master  Servicer may rely upon an officer's  certificate of the Servicer with regard to such
Servicer's  compliance  with the terms of its  Servicing  Agreement.  In the event  that the
Master  Servicer,  in its  judgment,  determines  that a Servicer  should be  terminated  in accordance  with its Servicing  Agreement,  or that a notice should be sent pursuant to such
Servicing  Agreement  with respect to the occurrence of an event that,  unless cured,  would constitute grounds for such termination,  the Master Servicer shall notify the Depositor and the  Trustee  thereof  and the Master  Servicer  shall  issue such notice or take such other action as it deems appropriate.

(b)   The Master Servicer, for the benefit of the Trustee and the Certificateholders,  shall enforce the obligations of each Servicer under the related Servicing  Agreement,  and shall, in the event that a  Servicer  fails to  perform  its  obligations  in  accordance  with the related Servicing Agreement,  subject to the preceding  paragraph,  terminate the rights and obligations of such Servicer  thereunder  and act as servicer of the related  Mortgage Loans or to cause the Trustee to enter in to a new Servicing  Agreement with a successor  Servicer selected by the Master  Servicer;  provided,  however,  it is understood and acknowledged by the parties hereto that there will be a period of transition  (not to exceed 90 days) before the actual servicing  functions can be fully  transferred to such successor  Servicer.  Such enforcement,  including, without limitation, the legal prosecution of claims, termination of
Servicing  Agreements and the pursuit of other appropriate  remedies,  shall be in such form and  carried  out to such an extent  and at such time as the  Master  Servicer,  in its good faith business judgment,  would require were it the owner of the related Mortgage Loans. The
Master  Servicer shall pay the costs of such  enforcement at its own expense,  provided that the Master  Servicer shall not be required to prosecute or defend any legal action except to the extent that the Master Servicer shall have received  reasonable  indemnity for its costs and expenses in pursuing such action.

(c)   To the  extent  that the costs and  expenses  of the  Master  Servicer  related to any termination  of a  Servicer,  appointment  of a  successor  Servicer  or  the  transfer  and assumption  of servicing by the Master  Servicer  with  respect to any  Servicing  Agreement
(including,  without  limitation,  (i) all legal costs and  expenses  and all due  diligence costs and  expenses  associated  with an  evaluation  of the  potential  termination  of the
Servicer  as a  result  of an event of  default  by such  Servicer  and (ii) all  costs  and expenses  associated with the complete transfer of servicing,  including all servicing files and all servicing  data and the  completion,  correction or  manipulation  of such servicing data as may be required by the successor  servicer to correct any errors or  insufficiencies in the servicing  data or otherwise to enable the successor  service to service the Mortgage
Loans in  accordance  with  the  related  Servicing  Agreement)  are not  fully  and  timely
reimbursed  by  the  terminated   Servicer,   the  Master  Servicer  shall  be  entitled  to
reimbursement of such costs and expenses from the Master Servicer Collection Account.

      The  Master  Servicer  shall  require  each  Servicer  to comply  with the  remittance requirements and other obligations set forth in the related Servicing Agreement.

      If the  Master  Servicer  acts as  Servicer,  it will  not  assume  liability  for the representations and warranties of the Servicer, if any, that it replaces.

Section 3.04      Fidelity  Bond.  The Master  Servicer,  at its expense,  shall maintain in effect a blanket  fidelity  bond and an errors and  omissions  insurance  policy,  affording coverage with respect to all  directors,  officers,  employees  and other Persons  acting on such Master Servicer's  behalf,  and covering errors and omissions in the performance of the
Master Servicer's obligations  hereunder.  The errors and omissions insurance policy and the fidelity bond shall be in such form and amount generally  acceptable for entities serving as master servicers or trustees.

Section 3.05      Power to Act;  Procedures.  The Master  Servicer  shall master service the
Mortgage Loans and shall have full power and authority,  subject to the REMIC Provisions and the  provisions of Article X hereof,  to do any and all things that it may deem necessary or desirable in connection with the master servicing and  administration of the Mortgage Loans, including but not limited to the power and  authority (i) to execute and deliver,  on behalf of the  Certificateholders  and  the  Trustee,  customary  consents  or  waivers  and  other instruments  and  documents,  (ii) to consent to  transfers  of any  Mortgaged  Property and assumptions  of the Mortgage  Notes and related  Mortgages,  (iii) to collect any  Insurance
Proceeds and Liquidation  Proceeds,  and (iv) to effectuate  foreclosure or other conversion of the  ownership of the  Mortgaged  Property  securing any Mortgage  Loan, in each case, in accordance  with the provisions of this Agreement and the related  Servicing  Agreement,  as applicable;  provided, however, that the Master Servicer shall not (and, consistent with its responsibilities  under  Section 3.03,  shall not  permit  any  Servicer  to)  knowingly  or intentionally  take any  action,  or fail to take (or fail to cause to be taken)  any action reasonably  within its control and the scope of duties more  specifically  set forth herein, that,  under the REMIC  Provisions,  if taken or not taken,  as the case may be, would cause any 2004-6  REMIC to fail to qualify  as a REMIC or result in the  imposition  of a tax upon the Trust  (including  but not limited to the tax on prohibited  transactions  as defined in
Section  860F(a)(2) of the Code and the tax on contributions to a REMIC set forth in Section
860G(d) of the Code) unless the Master  Servicer has received an Opinion of Counsel (but not at the expense of the Master Servicer) to the effect that the  contemplated  action will not cause any 2004-6  REMIC to fail to qualify as a REMIC or result in the  imposition  of a tax upon any 2004-6 REMIC,  as the case may be. The Trustee  shall furnish the Master  Servicer, upon written request from a Servicing  Officer,  with any powers of attorney  empowering the
Master  Servicer  or any  Servicer to execute and deliver  instruments  of  satisfaction  or cancellation,  or of  partial  or  full  release  or  discharge,  and to  foreclose  upon or otherwise  liquidate  Mortgaged  Property,  and to appeal,  prosecute or defend in any court action  relating to the Mortgage  Loans or the Mortgaged  Property,  in accordance  with the applicable  Servicing  Agreement  and this  Agreement,  and the  Trustee  shall  execute and deliver such other  documents,  as the Master  Servicer  may  request,  to enable the Master
Servicer  to master  service  and  administer  the  Mortgage  Loans and carry out its duties hereunder,  in each case in accordance  with Accepted  Master  Servicing  Practices (and the
Trustee  shall have no  liability  for misuse of any such  powers of  attorney by the Master
Servicer or any  Servicer).  If the Master  Servicer or the Trustee has been advised that it is likely that the laws of the state in which action is to be taken  prohibit such action if taken in the name of the Trustee or that the Trustee would be adversely  affected  under the
"doing  business" or tax laws of such state if such action is taken in its name,  the Master
Servicer shall join with the Trustee in the appointment of a co-trustee  pursuant to Section
9.11 hereof.  In the  performance of its duties  hereunder,  the Master Servicer shall be an independent  contractor and shall not,  except in those  instances where it is taking action in the name of the Trustee, be deemed to be the agent of the Trustee.

Section 3.06      Due-on-Sale Clauses;  Assumption Agreements. To the extent provided in the
applicable   Servicing   Agreement,   to  the  extent  Mortgage  Loans  contain  enforceable
due-on-sale  clauses,  the Master Servicer shall cause the Servicers to enforce such clauses in accordance  with the  applicable  Servicing  Agreement.  If applicable  law prohibits the enforcement  of a due-on-sale  clause or such clause is otherwise not enforced in accordance with the applicable Servicing Agreement, and, as a consequence,  a Mortgage Loan is assumed, the original  Mortgagor may be released from  liability in  accordance  with the  applicable
Servicing Agreement.

Section 3.07      Release of Mortgage  Files.  Upon becoming aware of the payment in full of any Mortgage  Loan,  or the receipt by any Servicer of a  notification  that payment in full has been escrowed in a manner customary for such purposes for payment to  Certificateholders on the next Distribution  Date, the Servicer will, if required (or if the Servicer does not, the Master Servicer may) under the applicable Servicing  Agreement,  promptly furnish to the
Custodian,  on behalf of the Trustee,  two copies of a  certification  substantially  in the form  of  Exhibit  D  hereto  signed  by a  Servicing  Officer  or in a  mutually  agreeable electronic  format  which  will,  in lieu  of a  signature  on its  face,  originate  from a
Servicing  Officer  (which  certification  shall  include a statement to the effect that all amounts  received in  connection  with such payment that are required to be deposited in the
Protected Account  maintained by the applicable  Servicer pursuant to Section 4.01 or by the applicable  Servicer pursuant to its Servicing  Agreement have been or will be so deposited)
and shall request that the  Custodian,  on behalf of the Trustee,  deliver to the applicable
Servicer the related  Mortgage File.  Upon receipt of such  certification  and request,  the
Custodian,  on behalf of the Trustee,  shall promptly  release the related  Mortgage File to the applicable  Servicer and the Trustee and Custodian shall have no further  responsibility with  regard  to such  Mortgage  File.  Upon any such  payment  in full,  each  Servicer  is authorized,  to give,  as agent for the Trustee,  as the  mortgagee  under the Mortgage that secured the Mortgage Loan, an instrument of satisfaction  (or assignment of mortgage without recourse)  regarding the Mortgaged  Property  subject to the Mortgage,  which  instrument of satisfaction or assignment,  as the case may be, shall be delivered to the Person or Persons entitled  thereto against receipt  therefor of such payment,  it being understood and agreed that no expenses  incurred in connection with such instrument of satisfaction or assignment, as the case may be, shall be chargeable to the Protected Account.

      From time to time and as appropriate  for the servicing or foreclosure of any Mortgage
Loan and in accordance with the applicable  Servicing  Agreement,  the Trustee shall execute such  documents  as shall be  prepared  and  furnished  to the  Trustee by a Servicer or the
Master Servicer (in form  reasonably  acceptable to the Trustee) and as are necessary to the prosecution of any such proceedings.  The Custodian,  on behalf of the Trustee,  shall, upon the request of a Servicer or the Master Servicer,  and delivery to the Custodian,  on behalf of the  Trustee,  of two  copies of a request  for  release  signed by a  Servicing  Officer substantially in the form of Exhibit D (or in a mutually  agreeable  electronic format which will, in lieu of a signature on its face,  originate from a Servicing Officer),  release the related  Mortgage  File held in its  possession  or  control to the  Servicer  or the Master
Servicer,  as  applicable.  Such trust  receipt  shall  obligate  the Servicer or the Master
Servicer to return the Mortgage  File to the  Custodian  on behalf of the Trustee,  when the need  therefor by the Servicer or the Master  Servicer no longer  exists unless the Mortgage
Loan shall be  liquidated,  in which  case,  upon  receipt of a  certificate  of a Servicing
Officer similar to that  hereinabove  specified,  the Mortgage File shall be released by the
Custodian, on behalf of the Trustee, to the Servicer or the Master Servicer.

Section 3.08      Documents,  Records and Funds in Possession of Master Servicer To Be Held
for Trustee.

      The Master  Servicer shall  transmit and each Servicer (to the extent  required by the related  Servicing  Agreement) shall transmit to the Trustee or Custodian such documents and instruments  coming into the possession of the Master Servicer or such Servicer from time to time as are required by the terms hereof,  or in the case of the  Servicers,  the applicable
Servicing Agreement, to be delivered to the Trustee or Custodian.  Any funds received by the
Master  Servicer or by a Servicer in respect of any  Mortgage  Loan or which  otherwise  are collected  by the Master  Servicer or by a Servicer  as  Liquidation  Proceeds or  Insurance
Proceeds  in respect of any  Mortgage  Loan shall be held for the benefit of the Trustee and the  Certificateholders  subject to the Master  Servicer's  right to retain or withdraw from the Master Servicer  Collection Account the Master Servicing  Compensation and other amounts provided in this  Agreement,  and to the right of each  Servicer to retain its Servicing Fee and other amounts as provided in the applicable  Servicing  Agreement.  The Master  Servicer shall, and (to the extent provided in the applicable  Servicing  Agreement) shall cause each
Servicer to, provide access to information  and  documentation  regarding the Mortgage Loans to the Trustee,  its agents and accountants at any time upon  reasonable  request and during normal business hours,  and to  Certificateholders  that are savings and loan  associations, banks  or  insurance  companies,  the  Office  of  Thrift  Supervision,  the  FDIC  and  the
supervisory  agents and examiners of such Office and  Corporation  or examiners of any other federal or state  banking or insurance  regulatory  authority  if so required by  applicable regulations of the Office of Thrift Supervision or other regulatory  authority,  such access to be afforded without charge but only upon reasonable  request in writing and during normal business hours at the offices of the Master Servicer  designated by it. In fulfilling such a request the Master  Servicer shall not be responsible  for  determining  the  sufficiency of such information.

      All  Mortgage  Files and funds  collected  or held by, or under the  control  of,  the
Master Servicer,  in respect of any Mortgage Loans, whether from the collection of principal and interest payments or from Liquidation  Proceeds or Insurance Proceeds,  shall be held by the Master  Servicer for and on behalf of the Trustee and the  Certificateholders  and shall be and remain the sole and exclusive property of the Trustee;  provided,  however,  that the
Master Servicer and each Servicer shall be entitled to setoff against,  and deduct from, any such funds any amounts  that are  properly  due and  payable to the Master  Servicer or such
Servicer under this Agreement or the applicable Servicing Agreement.

Section 3.09      Standard Hazard Insurance and Flood Insurance Policies.

      For each  Mortgage  Loan,  the Master  Servicer  shall  enforce any  obligation of the
Servicers  under the related  Servicing  Agreements  to  maintain or cause to be  maintained standard  fire and  casualty  insurance  and,  where  applicable,  flood  insurance,  all in accordance  with the provisions of the related  Servicing  Agreements.  It is understood and agreed that such insurance shall be with insurers  meeting the eligibility  requirements set forth in the  applicable  Servicing  Agreement and that no  earthquake  or other  additional insurance is to be required of any  Mortgagor or to be  maintained  on property  acquired in respect of a defaulted loan,  other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance.

      Pursuant to Section  4.01 and 4.02,  any amounts  collected  by the  Servicers  or the
Master Servicer, or by any Servicer,  under any insurance policies (other than amounts to be applied to the  restoration  or repair of the  property  subject to the related  Mortgage or released to the Mortgagor in accordance with the applicable  Servicing  Agreement)  shall be deposited into the Master Servicer  Collection  Account,  subject to withdrawal  pursuant to
Section  4.02 and  4.03.  Any cost  incurred  by the  Master  Servicer  or any  Servicer  in maintaining  any such  insurance if the Mortgagor  defaults in its obligation to do so shall be added to the amount  owing under the Mortgage  Loan where the terms of the Mortgage  Loan so permit;  provided,  however,  that the  addition of any such cost shall not be taken into account for purposes of calculating the distributions to be made to  Certificateholders  and shall be  recoverable by the Master  Servicer or such Servicer  pursuant to Section 4.02 and
4.03.

Section 3.10      Presentment  of Claims and  Collection  of Proceeds.  The Master  Servicer
shall (to the extent  provided  in the  applicable  Servicing  Agreement)  cause the related
Servicer  to,  prepare and present on behalf of the Trustee and the  Certificateholders  all claims  under the  Insurance  Policies  and take such actions  (including  the  negotiation, settlement,  compromise  or  enforcement  of the  insured's  claim) as shall be necessary to realize  recovery under such  policies.  Any proceeds  disbursed to the Master  Servicer (or disbursed to a Servicer and  remitted to the Master  Servicer) in respect of such  policies, bonds or contracts  shall be promptly  deposited in the Master Servicer  Collection  Account upon  receipt,  except  that any  amounts  realized  that are to be applied to the repair or restoration of the related Mortgaged  Property as a condition  precedent to the presentation of claims on the related Mortgage Loan to the insurer under any applicable  Insurance Policy need not be so deposited (or remitted).

Section 3.11      Maintenance of the Primary Mortgage Insurance Policies.

      The Master  Servicer shall not take, or permit any Servicer (to the extent such action is prohibited  under the  applicable  Servicing  Agreement)  to take,  any action that would result in noncoverage  under any applicable  Primary  Mortgage  Insurance Policy of any loss which,  but for the actions of such Master  Servicer or  Servicer,  would have been  covered thereunder.  The  Master  Servicer  shall  use its best  reasonable  efforts  to cause  each
Servicer (to the extent  required  under the related  Servicing  Agreement) to keep in force and effect (to the extent that the Mortgage  Loan  requires the  Mortgagor to maintain  such insurance),  primary mortgage insurance  applicable to each Mortgage Loan in accordance with the provisions of this Agreement and the related  Servicing  Agreement,  as applicable.  The
Master  Servicer shall not, and shall not permit any Servicer (to the extent  required under the related  Servicing  Agreement)  to, cancel or refuse to renew any such Primary  Mortgage
Insurance  Policy that is in effect at the date of the initial issuance of the Mortgage Note and is required to be kept in force  hereunder  except in accordance  with the provisions of this Agreement and the related Servicing Agreement, as applicable.

      The  Master  Servicer  agrees to  present,  or to cause each  Servicer  (to the extent required  under the related  Servicing  Agreement) to present,  on behalf of the Trustee and the Certificateholders,  claims to the insurer under any Primary Mortgage Insurance Policies and,  in this  regard,  to take  such  reasonable  action  as shall be  necessary  to permit recovery under any Primary Mortgage Insurance Policies respecting  defaulted Mortgage Loans.
Pursuant to Section  4.01 and 4.02,  any  amounts  collected  by the Master  Servicer or any
Servicer  under any Primary  Mortgage  Insurance  Policies  shall be deposited in the Master
Servicer Collection Account, subject to withdrawal pursuant to Section 4.03.

Section 3.12      Trustee to Retain Possession of Certain Insurance Policies and Documents.

      The Trustee (or the Custodian,  as directed by the Trustee),  shall retain  possession and custody of the originals (to the extent  available)  of any Primary  Mortgage  Insurance
Policies,  or certificate of insurance if applicable,  and any certificates of renewal as to the foregoing as may be issued from time to time as contemplated  by this  Agreement.  Until all amounts  distributable in respect of the Certificates  have been distributed in full and the Master  Servicer  otherwise has  fulfilled its  obligations  under this  Agreement,  the
Trustee (or its Custodian,  if any, as directed by the Trustee) shall also retain possession and  custody  of each  Mortgage  File in  accordance  with  and  subject  to the  terms  and conditions of this  Agreement.  The Master  Servicer shall  promptly  deliver or cause to be delivered to the Trustee (or the Custodian,  as directed by the Trustee), upon the execution
or  receipt  thereof  the  originals  of  any  Primary  Mortgage  Insurance  Policies,   any
certificates of renewal,  and such other documents or instruments  that constitute  portions of the Mortgage File that come into the possession of the Master Servicer from time to time.

Section 3.13      Realization  Upon  Defaulted  Mortgage  Loans.  The Master  Servicer shall cause each  Servicer  (to the extent  required  under the related  Servicing  Agreement)  to foreclose  upon,  repossess  or  otherwise  comparably  convert the  ownership  of Mortgaged
Properties  securing such of the Mortgage  Loans as come into and continue in default and as to which no  satisfactory  arrangements  can be made for collection of delinquent  payments, all in accordance with the applicable Servicing Agreement.

Section 3.14      Compensation for the Master Servicer.

      The  Master  Servicer  will be  entitled  to all  income  and gain  realized  from any investment of funds in the Master Servicer Collection Account and the Distribution  Account,
pursuant  to  Article  IV,  for  the  performance  of its  activities  hereunder.  Servicing compensation in the form of assumption fees, if any, late payment charges, as collected,  if any, or otherwise  (but not including any  prepayment  premium or penalty) shall be retained by the applicable  Servicer and shall not be deposited in the Protected Account.  The Master
Servicer will be entitled to retain, as additional compensation,  any interest remitted by a
Servicer  in  connection  with a  Principal  Prepayment  in full or  otherwise  in excess of amounts required to be remitted to the Distribution  Account (such amounts together with the amounts  specified  in the first  sentence  of this  Section  3.14,  the  "Master  Servicing
Compensation").  The Master Servicer shall be required to pay all expenses incurred by it in connection  with its  activities  hereunder  and  shall  not be  entitled  to  reimbursement therefor except as provided in this Agreement.

Section 3.15      REO Property.

      In the event the Trust Fund  acquires  ownership of any REO Property in respect of any related  Mortgage Loan,  the deed or certificate of sale shall be issued to the Trustee,  or to its nominee, on behalf of the related  Certificateholders.  The Master Servicer shall, to the extent provided in the applicable Servicing Agreement,  cause the applicable Servicer to sell, any REO Property as  expeditiously  as possible and in accordance  with the provisions of this  Agreement  and the related  Servicing  Agreement,  as  applicable.  Pursuant to its efforts to sell such REO Property,  the Master Servicer shall cause the applicable  Servicer to protect and conserve,  such REO Property in the manner and to the extent  required by the applicable  Servicing  Agreement,  in accordance  with the REMIC  Provisions and in a manner that does not result in a tax on "net income from foreclosure  property" (unless such result would  maximize  the Trust  Fund's  after-tax  return on such  property)  or cause  such REO
Property  to fail to  qualify  as  "foreclosure  property"  within  the  meaning  of Section
860G(a)(8) of the Code.

      The Master Servicer shall, to the extent required by the related Servicing  Agreement, cause the  applicable  Servicer to deposit all funds  collected  and received in  connection with the operation of any REO Property in the Protected Account.

      The Master  Servicer and the applicable  Servicer,  upon the final  disposition of any
REO  Property,  shall be entitled to  reimbursement  for any  related  unreimbursed  Monthly
Advances  and  other  unreimbursed  advances  as  well as any  unpaid  Servicing  Fees  from
Liquidation  Proceeds  received  in  connection  with  the  final  disposition  of such  REO
Property;  provided,  that any such  unreimbursed  Monthly  Advances  as well as any  unpaid
Servicing  Fees may be reimbursed  or paid, as the case may be, prior to final  disposition, out of any net rental income or other net amounts derived from such REO Property.

      To the extent provided in the related Servicing  Agreement,  the Liquidation  Proceeds from the final  disposition of the REO Property,  net of any payment to the Master  Servicer and the applicable  Servicer as provided  above shall be deposited in the Protected  Account on or  prior  to the  Determination  Date in the  month  following  receipt  thereof  and be remitted by wire transfer in immediately  available funds to the Master Servicer for deposit into  the  related  Master  Servicer  Collection  Account  on the next  succeeding  Servicer
Remittance Date.
Section 3.16      Annual Officer's Certificate as to Compliance.

      The Master  Servicer shall deliver to the Trustee and the Rating Agencies on or before
March 1 of each year,  commencing  on March 1, 2005,  an Officer's  Certificate,  certifying that with respect to the period  ending  December 31 of the prior year:  (i) such  Servicing
Officer has reviewed the activities of such Master  Servicer  during the preceding  calendar year or portion thereof and its performance  under this Agreement,  (ii) to the best of such
Servicing Officer's knowledge,  based on such review, such Master Servicer has performed and fulfilled its duties,  responsibilities and obligations under this Agreement in all material respects  throughout  such year,  or, if there has been a default in the  fulfillment of any such duties,  responsibilities  or  obligations,  specifying each such default known to such
Servicing  Officer  and the  nature  and  status  thereof,  (iii)  nothing  has  come to the attention  of such  Servicing  Officer to lead such  Servicing  Officer to believe  that any
Servicer has failed to perform any of its duties,  responsibilities  and  obligations  under its Servicing  Agreement in all material  respects  throughout  such year,  or, if there has
been  a  material   default  in  the   performance   or  fulfillment  of  any  such  duties,
responsibilities  or  obligations,  specifying  each such  default  known to such  Servicing
Officer and the nature and status thereof.

      Copies of such statements shall be provided to any Certificateholder  upon request, by the  Master  Servicer  or by the  Trustee  at the  Master  Servicer's  expense if the Master
Servicer  failed to provide such copies (unless (i) the Master Servicer shall have failed to provide the Trustee with such  statement or (ii) the Trustee  shall be unaware of the Master
Servicer's failure to provide such statement).

Section 3.17      Annual Independent  Accountant's  Servicing Report. If the Master Servicer
has,  during the course of any fiscal year,  directly  serviced  any of the Mortgage  Loans, then the  Master  Servicer  at its  expense  shall  cause a  nationally  recognized  firm of independent  certified public accountants to furnish a statement to the Trustee,  the Rating
Agencies and the  Depositor on or before March 1 of each year,  commencing  on March 1, 2005 to the effect that,  with  respect to the most  recently  ended  fiscal year,  such firm has examined certain records and documents relating to the Master Servicer's  performance of its servicing  obligations  under this Agreement and pooling and servicing and trust  agreements in material  respects  similar to this Agreement and to each other and that, on the basis of such examination conducted  substantially in compliance with the audit program for mortgages serviced for Freddie Mac or the Uniform  Single  Attestation  Program for Mortgage  Bankers,
such firm is of the opinion that the Master  Servicer's  activities  have been  conducted in compliance with this Agreement,  or that such examination has disclosed no material items of noncompliance  except for (i) such  exceptions as such firm believes to be immaterial,  (ii)
such other  exceptions as are set forth in such statement and (iii) such exceptions that the
Uniform Single  Attestation  Program for Mortgage Bankers or the Audit Program for Mortgages
Serviced by Freddie Mac requires it to report.  Copies of such statements  shall be provided to any  Certificateholder  upon  request by the Master  Servicer,  or by the  Trustee at the expense of the Master Servicer if the Master Servicer shall fail to provide such copies.  If such report  discloses  exceptions  that are material,  the Master Servicer shall advise the
Trustee  whether such  exceptions have been or are susceptible of cure, and will take prompt action to do so.

Section 3.18      Reports  Filed with  Securities  and Exchange  Commission.  Within 15 days after each  Distribution  Date,  the  Securities  Administrator  shall,  in accordance  with industry  standards,  file  with  the  Commission  via the  Electronic  Data  Gathering  and
Retrieval  System  ("EDGAR"),  a Form 8-K with a copy of the  statement  to the  Trustee who shall make  available a copy of the monthly  statement  to the  Certificateholders  for such
Distribution  Date as an exhibit  thereto.  Prior to January 30 in each year, the Securities
Administrator  shall,  in accordance  with industry  standards and only if instructed by the
Depositor,  file a Form 15 Suspension  Notice with respect to the Trust Fund, if applicable.
Prior to (i) March 15,  2005 and (ii)  unless and until a Form 15  Suspension  Notice  shall have been  filed,  prior to March 15 of each year  thereafter,  the  Master  Servicer  shall provide the Securities  Administrator with a Master Servicer Certification,  together with a copy of the  annual  independent  accountant's  servicing  report and  annual  statement  of compliance of each Servicer,  in each case, required to be delivered pursuant to the related
Servicing  Agreement,  and, if applicable,  the annual  independent  accountant's  servicing report and annual  statement of compliance to be delivered by the Master  Servicer  pursuant to Sections 3.16 and 3.17.  Prior to (i) March 31, 2005, or such earlier  filing date as may be required by the Commission,  and (ii) unless and until a Form 15 Suspension  Notice shall have been filed,  March 31 of each year  thereafter,  or such earlier  filing date as may be required by the Commission, the Securities Administrator shall prepare and file a Form 10-K, in substance  conforming  to industry standards,  with respect to the Trust.  Such Form 10-K shall include the Master Servicer Certification and other documentation provided by the Master
Servicer  pursuant to the second  preceding  sentence.  The  Depositor  hereby grants to the
Securities  Administrator a limited power of attorney to execute and file each such document on behalf of the  Depositor.  Such power of attorney shall continue until either the earlier of (i) receipt by the Securities  Administrator from the Depositor of written termination of such power of attorney and (ii) the  termination of the Trust Fund. The Depositor  agrees to promptly  furnish to the  Securities  Administrator,  from time to time upon  request,  such further  information,  reports and financial  statements  within its control related to this
Agreement  and  the  Mortgage  Loans  as  the  Securities   Administrator  reasonably  deems
appropriate to prepare and file all necessary  reports with the  Commission.  The Securities
Administrator  shall have no  responsibility to file any items other than those specified in this Section 3.18; provided,  however, the Securities  Administrator will cooperate with the
Depositor in connection  with any  additional  filings with respect to the Trust Fund as the
Depositor  deems  necessary  under the  Securities  Exchange  Act of 1934,  as amended  (the
"Exchange Act").  Fees and expenses  incurred by the Securities  Administrator in connection with this Section 3.18 shall not be reimbursable from the Trust Fund.

Section 3.19      EMC. On the Closing  Date,  EMC will receive from the  Depositor a payment of $5,000.

Section 3.20      UCC.  The  Depositor  shall  inform the  Trustee in writing of any Uniform
Commercial Code financing  statements that were filed on the Closing Date in connection with the Trust with stamped  recorded copies of such financing  statements to be delivered to the
Trustee  promptly upon receipt by the  Depositor.  The Trustee  agrees to monitor and notify the Depositor if any  continuation  statements  for such Uniform  Commercial  Code financing statements need to be filed. If directed by the Depositor in writing,  the Trustee will file any such  continuation  statements  solely at the expense of the  Depositor.  The  Depositor shall file any  financing  statements or  amendments  thereto  required by any change in the
Uniform Commercial Code..

Section 3.21      Optional Purchase of Defaulted Mortgage Loans.

      With respect to any Mortgage  Loan which as of the first day of a Calendar  Quarter is delinquent in payment by 90 days or more or is an REO Property,  EMC shall have the right to purchase  such  Mortgage  Loan  from the  Trust at a price  equal to the  Repurchase  Price;
provided  however (i) that such Mortgage  Loan is still 90 days or more  delinquent or is an
REO  Property  as of the  date of such  purchase  and  (ii)  this  purchase  option,  if not theretofore  exercised,  shall  terminate  on the date prior to the last day of the  related
Calendar  Quarter.  This  purchase  option,  if  not  exercised,  shall  not  be  thereafter reinstated  unless the delinquency is cured and the Mortgage Loan  thereafter  again becomes
90 days or more delinquent or becomes an REO Property,  in which case the option shall again become exercisable as of the first day of the related Calendar Quarter.

      If at any time EMC remits to the Master  Servicer a payment  for deposit in the Master
Servicer  Collection Account covering the amount of the Repurchase Price for such a Mortgage
Loan, and EMC provides to the Trustee a certification  signed by a Servicing Officer stating that the  amount of such  payment  has been  deposited  in the  Master  Servicer  Collection
Account,  then the Trustee shall execute the  assignment of such Mortgage Loan to EMC at the request of EMC without recourse,  representation or warranty and EMC shall succeed to all of the Trustee's  right,  title and interest in and to such Mortgage Loan, and all security and documents  relative  thereto.  Such assignment  shall be an assignment  outright and not for security.  EMC will thereupon own such Mortgage,  and all such security and documents,  free of any further obligation to the Trustee or the Certificateholders with respect thereto.

Section 3.22      Convertible  Mortgage  Loans.  Upon its receipt of written notice from the
Servicer  that a mortgagor  in respect of a  Convertible  Mortgage  Loan has  exercised  its option to convert the  adjustable  interest rate on such  Mortgage Loan to a fixed  interest rate, the Master  Servicer shall cause the Servicer to perform its obligation (if any) under the Servicing Agreement to purchase at the Repurchase Price such Convertible  Mortgage Loan.
Upon  deposit  of the  Repurchase  Price in the  Master  Servicer  Collection  Account,  the
Depositor shall notify the Trustee and the Custodian,  as agent of the Trustee (upon receipt of a Request  for Release in the form of  Exhibit D  attached  hereto  with  respect to such
Mortgage  Loan),  shall  release to the Servicer the related  Mortgage  File and the Trustee shall  execute and deliver all  instruments  of transfer or  assignment,  without  recourse, representation  or warranty,  furnished to it by the  Servicer,  as are necessary to vest in the Servicer title to and rights under such Mortgage Loan.

ARTICLE IV

                                          Accounts

Section 4.01      Protected  Accounts.  (a)The Master  Servicer shall enforce the obligation of each  Servicer to  establish  and  maintain a Protected  Account in  accordance  with the applicable Servicing  Agreement,  with records to be kept with respect thereto on a Mortgage
Loan by Mortgage Loan basis,  into which accounts shall be deposited  within 48 hours (or as of such other time specified in the related Servicing  Agreement) of receipt all collections of  principal  and  interest  on any  Mortgage  Loan and with  respect  to any REO  Property received by a Servicer,  including Principal  Prepayments,  Insurance Proceeds,  Liquidation
Proceeds,  and advances made from the Servicer's own funds (less  servicing  compensation as permitted by the applicable  Servicing  Agreement in the case of any Servicer) and all other amounts to be deposited in the Protected Account.  The Servicer is hereby authorized to make withdrawals  from and deposits to the related  Protected  Account for  purposes  required or permitted by this Agreement. To the extent provided in the related Servicing Agreement,  the
Protected  Account shall be held in a Designated  Depository  Institution  and segregated on
the  books  of  such   institution   in  the  name  of  the   Trustee  for  the  benefit  of
Certificateholders.

(b)   To the extent  provided in the related  Servicing  Agreement,  amounts on deposit in a
Protected  Account may be invested in Permitted  Investments  in the name of the Trustee for the benefit of  Certificateholders  and, except as provided in the preceding paragraph,  not commingled with any other funds,  such Permitted  Investments to mature, or to be subject to redemption  or  withdrawal,  no later than the date on which such funds are  required  to be withdrawn for deposit in the Master  Servicer  Collection  Account,  and shall be held until required for such deposit.  The income earned from  Permitted  Investments  made pursuant to this  Section  4.01 shall be paid to the related  Servicer  under the  applicable  Servicing
Agreement,   and  the  risk  of  loss  of  moneys   required  to  be   distributed   to  the
Certificateholders  resulting from such investments shall be borne by and be the risk of the related Servicer.  The related Servicer (to the extent provided in the Servicing  Agreement)
shall deposit the amount of any such loss in the Protected  Account within two Business Days of receipt of  notification of such loss but not later than the second Business Day prior to the Distribution  Date on which the moneys so invested are required to be distributed to the
Certificateholders.

(c)   To the extent provided in the related Servicing  Agreement and subject to this Article
IV, on or before each Servicer  Remittance  Date,  the related  Servicer  shall  withdraw or shall cause to be withdrawn  from the Protected  Accounts and shall  immediately  deposit or cause to be deposited in the Master Servicer  Collection  Account amounts  representing  the following  collections  and payments (other than with respect to principal of or interest on the  Initial  Mortgage  Loans due on or before the Cut-off  Date) with  respect to each Loan
Group:

(i)   Scheduled  Payments on the  Mortgage  Loans  received or any related  portion  thereof advanced by the Servicers  pursuant to the Servicing  Agreements which were due during or before the related Due Period,  net of the amount thereof  comprising the Servicing
      Fees;

(ii)  Full Principal  Prepayments  and any  Liquidation  Proceeds  received by the Servicers with respect to such Mortgage Loans in the related  Prepayment  Period,  with interest to the date of prepayment or  liquidation,  net of the amount  thereof  comprising the
      Servicing Fees;

(iii) Partial  Principal  Prepayments  received by the Servicers for such Mortgage  Loans in the related Prepayment Period; and

(iv)  Any amount to be used as an Monthly Advance.

(d)   Withdrawals  may be made from an Account only to (i) make  remittances  as provided in
Section  4.01(c),  4.02 and 4.03,  (ii)  reimburse  the Master  Servicer  or a Servicer  for
Monthly  Advances  which have been  recovered  by  subsequent  collection  from the  related
Mortgagor;  (iii) remove amounts  deposited in error; to remove fees,  charges or other such amounts  deposited on a temporary  basis;  or (iv) clear and  terminate  such account at the termination  of this  Agreement in accordance  with Section  10.01.  As provided in Sections
4.01(c) and 4.02(b) certain  amounts  otherwise due to the Servicers may be retained by them and need not be deposited in the Master Servicer Collection Account.

Section 4.02      Master  Servicer   Collection   Account.   (a)The  Master  Servicer  shall
establish   and   maintain   in  the  name  of  the   Trustee,   for  the   benefit  of  the
Certificateholders,  the Master Servicer Collection Account as a segregated trust account or accounts.  The Master Servicer  Collection Account shall be an Eligible Account.  The Master
Servicer will deposit in the Master Servicer  Collection Account as identified by the Master
Servicer and as received by the Master Servicer, the following amounts:

(i)   Any amounts withdrawn from a Protected Account;

(ii)  Any Monthly Advance and any Compensating Interest Payments;

(iii) Any Insurance  Proceeds or Net  Liquidation  Proceeds  received by or on behalf of the
      Master Servicer or which were not deposited in a Protected Account;

(iv)  The  Repurchase  Price with  respect to any  Mortgage  Loans  purchased  by the Seller pursuant  to Section  2.02 or 2.03,  any amounts  which are to be treated  pursuant to
      Section  2.04  of this  Agreement  as the  payment  of such a  Repurchase  Price,  the
      Repurchase  Price with  respect to any  Mortgage  Loans  purchased  by EMC pursuant to
      Section  3.21,  and all  proceeds  of any  Mortgage  Loans or property  acquired  with respect thereto repurchased by EMC or its designee pursuant to Section 10.01;

(v)   Any  amounts  required  to be  deposited  with  respect  to losses on  investments  of deposits in an Account; and

(vi)  Any other amounts  received by or on behalf of the Master  Servicer and required to be deposited in the Master Servicer Collection Account pursuant to this Agreement.

(b)   All amounts deposited to the Master Servicer  Collection  Account shall be held by the
Master   Servicer   in  the  name  of  the   Trustee  in  trust  for  the   benefit  of  the
Certificateholders  in  accordance  with the terms and  provisions  of this  Agreement.  The requirements  for  crediting  the Master  Servicer  Collection  Account or the  Distribution
Account  shall be  exclusive,  it being  understood  and agreed that,  without  limiting the generality  of the  foregoing,  payments  in the nature of (i)  prepayment  or late  payment
charges  or   assumption,   tax  service,   statement   account  or  payoff,   substitution,
satisfaction,  release  and other like fees and  charges  and (ii) the items  enumerated  in
Sections  4.05(a)(i)  through  (iv) and (vi) through  (xii) with  respect to the  Securities
Administrator  and the Master  Servicer,  need not be credited by the Master Servicer or the related Servicer to the Distribution  Account or the Master Servicer  Collection Account, as
applicable.  In the event that the Master Servicer shall deposit or cause to be deposited to the Distribution Account any amount not required to be credited thereto,  the Trustee,  upon receipt of a written request therefor signed by a Servicing  Officer of the Master Servicer, shall  promptly  transfer such amount to the Master  Servicer,  any provision  herein to the contrary notwithstanding.

      The amount at any time  credited to the Master  Servicer  Collection  Account shall be
invested,   in  the  name  of  the  Trustee,  or  its  nominee,   for  the  benefit  of  the
Certificateholders,  in Permitted Investments as directed by Master Servicer.  All Permitted
Investments  shall mature or be subject to redemption or withdrawal on or before,  and shall be  held  until,  the  next  succeeding  Distribution  Account  Deposit  Date.  Any  and all
investment  earnings on amounts on deposit in the Master  Servicer  Collection  Account from time to time shall be for the account of the Master Servicer.  The Master Servicer from time to time shall be permitted  to withdraw or receive  distribution  of any and all  investment earnings from the Master Servicer  Collection  Account.  The risk of loss of moneys required to be distributed to the  Certificateholders  resulting from such investments shall be borne by and be the risk of the Master  Servicer.  The Master Servicer shall deposit the amount of any such loss in the Master Servicer  Collection Account within two Business Days of receipt of  notification  of such  loss but not  later  than the  second  Business  Day prior to the
Distribution  Date on which the moneys so invested  are  required to be  distributed  to the
Certificateholders.

Section 4.03      Permitted  Withdrawals and Transfers from the Master Servicer  Collection
Account.  (a)The  Master  Servicer  will,  from time to time on demand of a Servicer  or the
Securities  Administrator,  make or cause to be made such  withdrawals or transfers from the
Master Servicer  Collection  Account as the Master Servicer has designated for such transfer or withdrawal  pursuant to this Agreement and the related  Servicing  Agreement.  The Master
Servicer may clear and terminate the Master Servicer  Collection Account pursuant to Section
10.01 and remove amounts from time to time deposited in error.

      On an ongoing  basis,  the Master  Servicer  shall  withdraw from the Master  Servicer
Collection  Account (i) any expenses  recoverable by the Trustee,  the Master Servicer,  the
Securities  Administrator or the Custodian pursuant to Sections 3.03, 7.04 and 9.05 and (ii)
any amounts payable to the Master Servicer as set forth in Section 3.14.

      In addition,  on or before each Distribution Account Deposit Date, the Master Servicer shall deposit in the Distribution  Account (or remit to the Trustee for deposit therein) any
Monthly  Advances  required to be made by the Master  Servicer  with respect to the Mortgage
Loans.

      No later than 3:00 p.m. New York time on each  Distribution  Account Deposit Date, the
Master  Servicer  will  transfer  all  Available  Funds on deposit  in the  Master  Servicer
Collection Account with respect to the related  Distribution Date to the Trustee for deposit in the Distribution Account.

Section 4.04      Distribution  Account.  (a)The Trustee shall establish and maintain in the name of the Trustee, for the benefit of the Certificateholders,  the Distribution Account as
a segregated trust account or accounts.

(b)   All amounts deposited to the Distribution  Account shall be held by the Trustee in the name of the Trustee in trust for the benefit of the  Certificateholders  in accordance  with the terms and provisions of this Agreement.

(c)   The  Distribution  Account  shall  constitute  a  trust  account  of  the  Trust  Fund segregated  on the books of the Trustee  and held by the  Trustee in trust in its  Corporate
Trust Office,  and the  Distribution  Account and the funds  deposited  therein shall not be subject  to, and shall be  protected  from,  all  claims,  liens,  and  encumbrances  of any creditors or depositors of the Trustee or the Master  Servicer  (whether made  directly,  or indirectly  through a  liquidator  or receiver of the Trustee or the Master  Servicer).  The
Distribution  Account shall be an Eligible  Account.  The amount at any time credited to the
Distribution  Account  shall be (i) held in cash or fully insured by the FDIC to the maximum coverage  provided  thereby or (ii) invested in the name of the Trustee,  in such  Permitted
Investments  selected  by the Master  Servicer or  deposited  in demand  deposits  with such depository  institutions as selected by the Master Servicer,  provided that time deposits of such depository  institutions  would be a Permitted  Investment.  All Permitted  Investments
shall  mature or be subject to  redemption  or  withdrawal  on or before,  and shall be held until, the next succeeding  Distribution  Date if the obligor for such Permitted  Investment is the Trustee or, if such obligor is any other  Person,  the Business  Day  preceding  such
Distribution  Date.  All  investment  earnings  on amounts  on  deposit in the  Distribution
Account or benefit from funds uninvested  therein from time to time shall be for the account of the Master  Servicer.  The Master  Servicer  shall be  permitted  to  withdraw or receive distribution  of any and all  investment  earnings  from the  Distribution  Account  on each
Distribution  Date. If there is any loss on a Permitted  Investment or demand  deposit,  the
Master  Servicer  shall remit the amount of the loss to the Trustee who shall  deposit  such amount in the Distribution  Account.  With respect to the Distribution Account and the funds deposited therein,  the Master Servicer shall take such action as may be necessary to ensure that the  Certificateholders  shall be entitled to the  priorities  afforded to such a trust account (in addition to a claim  against the estate of the Trustee) as provided by 12 U.S.C.
92a(e),  and applicable  regulations  pursuant  thereto,  if  applicable,  or any applicable comparable state statute applicable to state chartered banking corporations.

Section 4.05      Permitted Withdrawals and Transfers from the Distribution Account.  (a)The
Trustee  will,  from  time  to time on  demand  of the  Master  Servicer  or the  Securities
Administrator,  make or cause to be made such withdrawals or transfers from the Distribution
Account as the Master  Servicer has designated  for such transfer or withdrawal  pursuant to this  Agreement  and  the  Servicing  Agreements  or as  the  Securities  Administrator  has
instructed  hereunder  for the  following  purposes  (limited in the case of amounts due the
Master  Servicer  to those not  withdrawn  from the Master  Servicer  Collection  Account in accordance with the terms of this Agreement):

(i)   to reimburse  the Master  Servicer or any Servicer for any Monthly  Advance of its own
      funds,  the right of the Master  Servicer or a Servicer to  reimbursement  pursuant to this  subclause  (i) being limited to amounts  received on a particular  Mortgage Loan
      (including,  for this purpose,  the Repurchase Price therefor,  Insurance Proceeds and
      Liquidation  Proceeds) which represent late payments or recoveries of the principal of or interest on such Mortgage Loan with respect to which such Monthly Advance was made;

(ii)  to  reimburse  the  Master  Servicer  or  any  Servicer  from  Insurance  Proceeds  or
      Liquidation  Proceeds  relating to a particular  Mortgage Loan for amounts expended by the Master  Servicer or such Servicer in good faith in connection with the restoration of the  related  Mortgaged  Property  which was  damaged by an  Uninsured  Cause or in connection with the liquidation of such Mortgage Loan;

(iii) to reimburse the Master Servicer or any Servicer from Insurance  Proceeds  relating to a  particular  Mortgage  Loan for  insured  expenses  incurred  with  respect  to such
      Mortgage Loan and to reimburse the Master  Servicer or such Servicer from  Liquidation
      Proceeds  from a particular  Mortgage  Loan for  Liquidation  Expenses  incurred  with respect  to such  Mortgage  Loan;  provided  that the  Master  Servicer  shall  not be entitled to reimbursement for Liquidation  Expenses with respect to a Mortgage Loan to the  extent  that (i) any  amounts  with  respect to such  Mortgage  Loan were paid as
      Excess  Liquidation  Proceeds  pursuant to clause (xi) of this Section  4.03(a) to the
      Master  Servicer  and  (ii)  such  Liquidation  Expenses  were  not  included  in  the computation of such Excess Liquidation Proceeds;

(iv)  to pay the Master Servicer or any Servicer, as appropriate,  from Liquidation Proceeds or Insurance  Proceeds  received in connection  with the  liquidation  of any Mortgage
      Loan,  the amount which it or such Servicer  would have been entitled to receive under clause  (ix) of this  Section  4.03(a) as  servicing  compensation  on account of each defaulted  scheduled  payment on such  Mortgage Loan if paid in a timely manner by the related Mortgagor;

(v)   to pay the Master Servicer or any Servicer from the Repurchase  Price for any Mortgage
      Loan,  the amount which it or such Servicer  would have been entitled to receive under clause (ix) of this Section 4.03(a) as servicing compensation;

(vi)  to  reimburse  the Master  Servicer or any  Servicer for advances of funds (other than
      Monthly  Advances)  made  with  respect  to the  Mortgage  Loans,  and  the  right  to reimbursement  pursuant  to this  clause  being  limited  to amounts  received  on the related  Mortgage Loan  (including,  for this purpose,  the Repurchase Price therefor,
      Insurance  Proceeds and  Liquidation  Proceeds) which represent late recoveries of the payments for which such advances were made;

(vii) to reimburse the Master  Servicer or any Servicer for any Monthly  Advance or advance, after a Realized Loss has been allocated with respect to the related  Mortgage Loan if the  Monthly  Advance or advance has not been  reimbursed  pursuant to clauses (i) and
      (vi) of this Section 4.03(a);

(viii)      to pay the Master Servicer as set forth in Section 3.14;

(ix)  to reimburse the Master Servicer for expenses,  costs and liabilities  incurred by and reimbursable to it pursuant to Sections 3.03, 7.04(c) and (d);

(x)   to pay to the  Master  Servicer,  as  additional  servicing  compensation,  any Excess
      Liquidation Proceeds to the extent not retained by the related Servicer;

(xi)  to  reimburse  or pay any  Servicer  any such  amounts  as are due  thereto  under the applicable  Servicing Agreement and have not been retained by or paid to the Servicer, to the extent provided in the related Servicing Agreement;

(xii) to reimburse the Trustee, the Securities  Administrator or the Custodian for expenses, costs and liabilities incurred by or reimbursable to it pursuant to this Agreement;

(xiii)      to remove amounts deposited in error; and

(xiv) to clear and terminate the Distribution Account pursuant to Section 10.01.

(b)   The Master Servicer shall keep and maintain  separate  accounting,  on a Mortgage Loan by  Mortgage  Loan basis,  for the  purpose of  accounting  for any  reimbursement  from the
Distribution  Account pursuant to clauses (i) through (vi) and (viii) or with respect to any such  amounts  which  would  have been  covered by such  clauses  had the  amounts  not been retained by the Master Servicer  without being deposited in the  Distribution  Account under
Section  4.02(b).  Reimbursements  made  pursuant  to  clauses  (ix),  (xi) and  (xii)  will allocated between the Loan Groups pro rata based on the aggregate Stated Principal  Balances of the Mortgage Loans in each Loan Group.

(c)   On each  Distribution  Date,  the Trustee  shall  distribute  the  Interest  Funds and
Principal Funds to the extent on deposit in the  Distribution  Account to the Holders of the
Certificates in accordance with distribution  instructions  provided to it by the Securities
Administrator  no  later  than  two  Business  Days  prior  to such  Distribution  Date  and determined by the Securities Administrator in accordance with Section 6.01.

Section 4.06      Reserve  Fund.  (a)On or  before  the  Closing  Date,  the  Trustee  shall establish a Reserve Fund on behalf of the Holders of the Offered  Certificates.  The Reserve
Fund must be an  Eligible  Account.  The  Reserve  Fund  shall be  entitled  "Reserve  Fund,
JPMorgan  Chase Bank as Trustee  for the  benefit of holders of  Structured  Asset  Mortgage
Investments II Inc., Bear Stearns ALT-A Trust 2004-6,  Mortgage  Pass-Through  Certificates,
Series 2004-6,  Class I-A, Class III-A,  Class M-1, Class M-2, Class B-1 and Class B-2". The
Trustee shall demand  payment of all money payable by Bear Stearns  Financial  Products Inc.
(the "Counterparty") under the Cap Contracts.  The Trustee shall deposit in the Reserve Fund all payments  received by it from the Counterparty  pursuant to the Cap Contracts and, prior to distribution of such amounts  pursuant to Section 6.01(a),  all payments  described under the sixth and seventh  clause of Section  6.01(a).  On each  Distribution  Date, the Trustee shall remit amounts  received by it from the  Counterparty  to the Holders of the applicable
Offered Certificates in the manner provided in Section 6.01(b).

(b)   The  Reserve  Fund is an  "outside  reserve  fund"  within  the  meaning  of  Treasury
Regulation  '1.860G-2(h)  and  shall be an asset of the  Trust  Fund but not an asset of any
2004-6  REMIC.  The Trustee on behalf of the Trust shall be the nominal owner of the Reserve
Fund. The Class B-IO  Certificateholder  shall be the beneficial  owner of the Reserve Fund, subject to the power of the Trustee to  distribute  amounts  under  Section  6.01(b) and the sixth and seventh  clause of Section  6.01(a).  For  federal  income tax  purposes,  amounts distributed  to  Certificateholders  pursuant  to the sixth and  seventh  clause of  Section
6.01(a) will be treated as first  distributed to the Class B-IO  Certificates  and then paid
from  the  Class  B-IO   Certificateholders   to  the  applicable  holders  of  the  Offered
Certificates.  Amounts  in the  Reserve  Fund  shall,  at the  direction  of the Class  B-IO
Certificateholder,  be held either  uninvested in a trust or deposit  account of the Trustee with no  liability  for  interest or other  compensation  thereon or  invested in  Permitted
Investments  that  mature  no  later  than the  Business  Day  prior to the next  succeeding
Distribution  Date.  The  Trustee  shall  distribute  all net  income  and  gain  from  such investments in the Reserve Fund to the Class B-IO  Certificateholder,  not as a distribution in respect of any  interest in any 2004-6  REMIC,  on each  Distribution  Date.  All amounts earned on  amounts  on  deposit  in the  Reserve  Fund  shall be  taxable  to the Class B-IO
Certificateholder.  Any losses on such investments shall be deposited in the Reserve Fund by the Class B-IO Certificateholder out of its own funds immediately as realized.

Section 4.07      Class XP Reserve  Account.  (a)The  Master  Servicer  shall  establish and maintain  with  itself a  separate,  segregated  trust  account,  which shall be an Eligible
Account,  titled  "Reserve  Account,  Wells  Fargo  Bank,  National  Association,  as Master
Servicer f/b/o Bear Stearns ALT-A Trust 2004-6, Mortgage Pass-Through  Certificates,  Series
2004-6,  Class XP". On the Closing Date, the Depositor  shall deposit $100 into the Class XP
Reserve Account.  Funds on deposit in the Class XP Reserve Account shall be held in trust by the Master Servicer for the holder of the Class XP Certificate.

(b)   The amount on deposit in the Class XP Reserve  Account  shall be held  uninvested.  On the earlier of (x) the Business Day prior to the  Distribution  Date on which all the assets of the Trust Fund are repurchased as described in Section  10.01(a) and (y) the Business Day prior to the Distribution Date immediately  following the Prepayment Period during which the last  Prepayment  Charge on the Mortgage  Loans is payable by the related  Mortgagor,  which
Prepayment  Period is the month of May 2010,  the Master  Servicer shall withdraw the amount on deposit in the Class XP Reserve  Account and remit such amount to the Trustee and provide instruction  to the Trustee to pay such amount to the Class XP  Certificate  in reduction of the Certificate Principal Balance thereof.

ARTICLE V

                                        Certificates

Section 5.01      Certificates.  (a)The  Depository,  the  Depositor  and the  Trustee  have entered  into  a  Depository  Agreement  dated  as of  the  Closing  Date  (the  "Depository
Agreement").  Except  for  the  Residual  Certificates,  the  Private  Certificates  and the
Individual  Certificates and as provided in Section 5.01(b),  the Certificates  shall at all times remain  registered in the name of the Depository or its nominee and at all times:  (i)
registration  of such  Certificates  may  not be  transferred  by the  Trustee  except  to a successor  to  the  Depository;  (ii)  ownership  and  transfers  of  registration  of  such
Certificates  on the  books  of  the  Depository  shall  be  governed  by  applicable  rules established  by the  Depository;  (iii) the  Depository  may collect its usual and customary fees,  charges and expenses from its  Depository  Participants;  (iv) the Trustee shall deal with the Depository as representative of such Certificate  Owners of the respective Class of
Certificates  for  purposes  of  exercising  the  rights of  Certificateholders  under  this
Agreement,  and requests and  directions for and votes of such  representative  shall not be deemed to be  inconsistent  if they are made with respect to different  Certificate  Owners;
and (v) the  Trustee  may rely and shall be fully  protected  in  relying  upon  information furnished by the Depository with respect to its Depository Participants.

      The  Residual  Certificates  and  the  Private  Certificates  are  initially  Physical
Certificates.  If at any time the  Holders  of all of the  Certificates  of one or more such
Classes  request  that the  Trustee  cause such  Class to become  Global  Certificates,  the
Trustee and the Depositor  will take such action as may be reasonably  required to cause the
Depository to accept such Class or Classes for trading if it may legally be so traded.

      All  transfers  by  Certificate  Owners  of  such  respective  Classes  of  Book-Entry
Certificates  and any Global  Certificates  shall be made in accordance  with the procedures established by the Depository  Participant or brokerage firm  representing  such Certificate
Owners.  Each  Depository  Participant  shall  only  transfer  Book-Entry   Certificates  of
Certificate  Owners  it  represents  or of  brokerage  firms  for  which it acts as agent in accordance with the Depository's normal procedures.

(b)   If (i)(A) the  Depositor  advises the  Trustee in writing  that the  Depository  is no longer willing or able to properly discharge its  responsibilities as Depository and (B) the
Depositor is unable to locate a qualified  successor within 30 days or (ii) the Depositor at its option advises the Trustee in writing that it elects to terminate the book-entry  system
through  the  Depository,   the  Trustee  shall  request  that  the  Depository  notify  all
Certificate  Owners  of the  occurrence  of any  such  event  and  of  the  availability  of definitive,  fully registered  Certificates to Certificate  Owners requesting the same. Upon surrender to the Trustee of the Certificates by the Depository,  accompanied by registration instructions  from the Depository for  registration,  the Trustee shall issue the definitive
Certificates.

      In addition,  if an Event of Default has occurred and is continuing,  each Certificate
 Owner  materially  adversely  affected  thereby  may at its  option  request  a  definitive
 Certificate   evidencing  such  Certificate  Owner's  interest  in  the  related  Class  of
 Certificates.  In order to make such request,  such Certificate Owner shall, subject to the rules and procedures of the  Depository,  provide the Depository or the related  Depository
 Participant  with  directions  for the  Trustee to  exchange  or cause the  exchange of the
 Certificate  Owner's interest in such Class of Certificates  for an equivalent  interest in fully  registered  definitive  form. Upon receipt by the Trustee of  instructions  from the
 Depository  directing the Trustee to effect such  exchange  (such  instructions  to contain information  regarding the Class of Certificates  and the Current  Principal  Balance being exchanged,  the  Depository  Participant  account  to be  debited  with the  decrease,  the registered  holder of and delivery  instructions  for the definitive  Certificate,  and any other information  reasonably required by the Trustee),  (i) the Trustee shall instruct the
 Depository to reduce the related Depository  Participant's account by the aggregate Current
 Principal  Balance of the  definitive  Certificate,  (ii) the  Trustee  shall  execute  and deliver,  in accordance with the  registration  and delivery  instructions  provided by the
 Depository,  a Definitive  Certificate evidencing such Certificate Owner's interest in such
 Class of  Certificates  and (iii) the Trustee  shall execute a new  Book-Entry  Certificate reflecting  the  reduction  in the  aggregate  Current  Principal  Balance of such Class of
 Certificates by the amount of the definitive Certificates.

      Neither the  Depositor  nor the Trustee  shall be liable for any delay in the delivery of any instructions  required pursuant to this Section 5.01(b) and may conclusively rely on, and shall be protected in relying on, such instructions.

(c)   REMIC II will be evidenced by (x) the REMIC II Regular Interests  (designated  below), which will be uncertificated and  non-transferable and are hereby designated as the "regular interests" in REMIC II and (y) the Class R-II  Certificates,  which are hereby designated as the  single  class of  "residual  interests"  in REMIC II. On each  Distribution  Date,  the
Trustee shall cause the REMIC II Distribution  Amount to be distributed by REMIC II to REMIC
III on account of the REMIC II Regular Interests or withdrawn from the Distribution  Account and  distributed to the holders of the Class R-II  Certificates,  as the case may be, in the amounts and with the priorities set forth in the definition of REMIC II Distribution Amount.

      The  REMIC  II  Regular  Interests  and the  Class  R-II  Certificates  will  have the following designations and pass-through rates:

                                             Initial
                Uncertificated REMIC      Uncertificated       Latest Possible
  Designation   II Pass Through Rate    Principal Balance     Maturity Date(3)
      LT1            Variable(1)          $404,464,752.16       July 25, 2034
      LT2            Variable(1)            $5,737.22           July 25, 2034
      LT3               0.00%              $34,737.01           July 25, 2034
      LT4            Variable(1)           $34,737.01           July 25, 2034
     LT5            Variable(1)           $62,609,086.79        July 25, 2034
     LT6            Variable(1)               $723.35           July 25, 2034
     LT7               0.00%                 $5,541.87          July 25, 2034
     LT8            Variable(1)              $5,541.87          July 25, 2034
      LT9            Variable(1)          $392,896,578.42       July 25, 2034
     LT10            Variable(1)            $5,352.98           July 25, 2034
     LT11               0.00%              $33,963.66           July 25, 2034
     LT12            Variable(1)           $33,963.66           July 25, 2034
   LT-Y1(2)          Variable(1)           $202,349.60          July 25, 2034
   LT-Y2(2)          Variable(1)           $31,326.11           July 25, 2034
   LT-Y3(2)          Variable(1)           $196,562.27          July 25, 2034
     R-II               0.00%                 $0.00             July 25, 2034

--------------
(1)   Calculated as provided in the definition of Uncertificated REMIC II Pass-Through Rate.
(2)   LT-Y1 will have the same interest rate, principal balance, Principal Reduction Amount and allocation of Realized Losses as the REMIC I Regular Interest Y-1.  LT-Y2 will have the same interest rate, principal balance, Principal Reduction Amount and allocation of Realized Losses as the REMIC I Regular Interest Y-2.  LT-Y3 will have the same interest rate, principal balance, Principal Reduction Amount and allocation of Realized Losses as the REMIC I Regular Interest Y-3.  LT-Y1, LT-Y2
         and LT-Y3 shall be entitled to receive any prepayment penalties received by the
         Master Servicer with respect to the Mortgage Loans in the related Loan Group and ultimately payable to the Class XP Certificates.
(3)   Solely for purposes of Section 1.860G 1(a)(4)(iii) of the Treasury regulations, the
         Distribution Date in the month following the maturity date for the Mortgage Loan with the latest maturity date has been designated as the "latest possible maturity date" for each REMIC II Regular Interest.

      REMIC I will be evidenced  by (x) the REMIC I Regular  Interests  (designated  below), which will be uncertificated and  non-transferable and are hereby designated as the "regular interests" in REMIC I and (y) the Class R-I Certificates,  which is hereby designated as the single class of "residual  interests"  in REMIC I. On each  Distribution  Date,  the Trustee shall  cause the REMIC I  Distribution  Amount to be  distributed  by REMIC I to REMIC II on account of the REMIC I Regular  Interests or  withdrawn  from the  Distribution  Account and distributed  to the  holders  of the  Class  R-I  Certificates,  as the case may be , in the amounts and with the priorities set forth in the definition of REMIC I Distribution Amount.

      The REMIC I Regular  Interests and the Class R-I Certificates  will have the following designations and pass-through rates:

                                             Initial
                Uncertificated REMIC I    Uncertificated        Assumed Final
  Designation      Pass Through Rate     Principal Balance     Maturity Date(1)
      Y-1            Variable(2)           $202,349.60          July 25, 2034
      Y-2            Variable(2)            $31,326.11          July 25, 2034
      Y-3            Variable(2)           $196,562.27          July 25, 2034
      Z-1            Variable(2)         $404,539,963.40        July 25, 2034
      Z-2            Variable(2)          $62,620,893.89        July 25, 2034
      Z-3            Variable(2)         $392,969,858.73        July 25, 2034
      R-I                0%                   $0.00             July 25, 2034
--------------
(1)   Solely for purposes of Section 1.860G  1(a)(4)(iii) of the Treasury  regulations,  the
   Distribution  Date in the month  following  the maturity  date for the Mortgage Loan with the latest maturity date has been designated as the "latest  possible  maturity date" for each REMIC I Regular Interest.
(2)   Calculated in accordance with the definition of  "Uncertificated  REMIC I Pass Through
   Rate" herein.  Y-1 shall also be entitled to receive any  prepayment  penalties  received by the Master  Servicer with respect to the Mortgage Loans in Loan Group I and ultimately payable to the Class XP  Certificates.  Y-2 shall be entitled  to receive any  prepayment penalties  received by the Master  Servicer  with respect to the  Mortgage  Loans in Loan
   Group II and ultimately  payable to the Class XP  Certificates.  Y-3 shall be entitled to receive any  prepayment  penalties  received by the Master  Servicer  with respect to the
   Mortgage Loans in Loan Group III and ultimately payable to the Class XP Certificates.

      REMIC  III  will  be  evidenced  by (x)  the  Certificates  (other  than  the  Class R
Certificates)  (the "REMIC III Regular  Certificates")  exclusive of the rights,  if any, of such  Certificates to payments of Basis Risk  Carryforward  Amounts or payments from the Cap
Contract,  which are hereby designated as the "regular  interests" in REMIC III and have the principal  balances and accrue interest at the  Pass-Through  Rates equal to those set forth in this Section 5.01(c) and (y) the Class R-III  Certificate,  which is hereby designated as the single "residual interest" in REMIC III.

      The  Classes  of the  Certificates  shall  have the  following  designations,  initial principal amounts and Pass-Through Rates:

        Designation          Initial Principal Amount      Pass Through Rate
           I-A                     $380,660,000                   (1)
           II-A-1                  $19,640,000                    (2)
           II-A-2                  $31,427,000                    (3)
           II-A-3                   $7,857,000                    (4)
           III-A                   $369,773,000                   (5)
           M-1                     $18,932,000                    (6)
           M-2                     $15,491,000                    (7)
           B-1                      $6,884,000                    (8)
           B-2                      $6,884,000                    (9)
           XP                          $100                      (10)
           B-IO                     $3,012,954                   (11)
           R-I                          $0                       (12)
           R-II                         $0                       (12)
           R-III                        $0                       (12)

      --------------
      (1)   The Class I-A  Certificates  will bear  interest at a rate equal to the least of
(i)  One-Month  LIBOR plus the  related  Margin,  (ii) 11.50% and (iii) the related Net Rate
Cap. The  pass-through  rate with respect to the first Interest  Accrual Period is 1.42% per annum.

      (2)   The Class II-A-1  Certificates  will bear interest at a rate equal to the lesser of (i)  One-Month  LIBOR plus the  related  Margin and (ii) the  related  Net Rate Cap.  The pass-through rate with respect to the first Interest Accrual Period is 1.37% per annum.

      (3)   The Class II-A-2  Certificates  will bear interest at a rate equal to the lesser of (i)  One-Month  LIBOR plus the  related  Margin and (ii) the  related  Net Rate Cap.  The pass-through rate with respect to the first Interest Accrual Period is 1.35% per annum.

      (4)   The Class II-A-3  Certificates  will bear interest at a rate equal to the lesser of (i)  One-Month  LIBOR plus the  related  Margin and (ii) the  related  Net Rate Cap.  The pass-through rate with respect to the first Interest Accrual Period is 1.60% per annum.

      (5)   The Class III-A  Certificates will bear interest at a rate equal to the least of
(i)  One-Month  LIBOR plus the  related  Margin,  (ii) 11.50% and (iii) the related Net Rate
Cap. The  pass-through  rate with respect to the first Interest  Accrual Period is 1.41% per annum.

      (6)   The Class M-1  Certificates  will bear  interest at a rate equal to the least of
(i)  One-Month  LIBOR plus the  related  Margin,  (ii) 11.50% and (iii) the related Net Rate
Cap. The  pass-through  rate with respect to the first Interest  Accrual Period is 1.65% per annum.

      (7)   The Class M-2  Certificates  will bear  interest at a rate equal to the least of
(i)  One-Month  LIBOR plus the  related  Margin,  (ii) 11.50% and (iii) the related Net Rate
Cap. The  pass-through  rate with respect to the first Interest  Accrual Period is 2.25% per annum.

      (8)   The Class B-1  Certificates  will bear  interest at a rate equal to the least of
(i)  One-Month  LIBOR plus the  related  Margin,  (ii) 11.50% and (iii) the related Net Rate
Cap. The  pass-through  rate with respect to the first Interest  Accrual Period is 3.00% per annum.

      (9)   The Class B-2  Certificates  will bear  interest at a rate equal to the least of
(i)  One-Month  LIBOR plus the  related  Margin,  (ii) 11.50% and (iii) the related Net Rate
Cap. The  pass-through  rate with respect to the first Interest  Accrual Period is 3.00% per annum.

      (10)  The Class XP  Certificates  will not bear any  interest.  It will be entitled to receive prepayment penalties collected with respect to the Mortgage Loans.

      (11)  The Class B-IO  Certificates will bear interest at a per annum rate equal to the
Class B-IO  Pass-Through Rate on its  Notional Amount.   The Class B-IO Certificates will be
comprised of  two REMIC III regular interests,  a principal only regular interest designated
B-IO-P  and an interest only  regular interest designated B-IO-I,  which will be entitled to distributions as set forth herein.

      (12)  The  Class  R-I,  Class  R-II and  Class  R-III  Certificates  will not bear any interest.

(d)   Solely for purposes of Section  1.860G-1(a)(4)(iii)  of the Treasury regulations,  the
Distribution  Date  immediately  following  the maturity date for the Mortgage Loan with the latest maturity date in the Trust Fund has been designated as the "latest possible  maturity date" for the REMIC III Regular Interests and the Certificates.

(e)   With  respect to each  Distribution  Date,  each Class of  Certificates  shall  accrue interest during the related Interest Accrual Period.  With respect to each Distribution Date and (i) each such Class of Certificates (other than the Class B-IO  Certificates),  interest shall be  calculated,  on the basis of a 360-day year and the actual  number of days elapsed in the related  Interest  Accrual Period,  based upon the respective  Pass-Through  Rate set forth, or determined as provided,  above and the Certificate Principal Balance of such Class applicable to such  Distribution  Date. With respect to each Distribution Date and the Class
B-IO Certificates,  interest shall be calculated,  on the basis of a 360-day year consisting of  twelve  30-day  months,  based  upon the  respective  Pass-Through  Rate set  forth,  or determined  as provided,  above and the  Notional  Amount of such Class  applicable  to such
Distribution Date.

(f)   The  Certificates  shall be substantially in the forms set forth in Exhibits A-1, A-2,
A-3, A-4, A-5, A-6, A-7 and A-8. On original issuance,  the Trustee shall sign,  countersign and shall  deliver  them at the  direction  of the  Depositor.  Pending the  preparation  of definitive  Certificates  of any  Class,  the  Trustee  may sign and  countersign  temporary
Certificates that are printed,  lithographed or typewritten, in authorized denominations for
Certificates  of such Class,  substantially  of the tenor of the definitive  Certificates in
lieu  of  which  they  are  issued  and  with  such   appropriate   insertions,   omissions,
substitutions and other variations as the officers or authorized  signatories executing such
Certificates  may  determine,  as evidenced  by their  execution  of such  Certificates.  If temporary  Certificates are issued,  the Depositor will cause definitive  Certificates to be prepared without unreasonable delay. After the preparation of definitive  Certificates,  the temporary  Certificates shall be exchangeable for definitive  Certificates upon surrender of the temporary Certificates at the office of the Trustee,  without charge to the Holder. Upon surrender for  cancellation  of any one or more  temporary  Certificates,  the Trustee shall sign and countersign and deliver in exchange therefor a like aggregate  principal amount, in authorized  denominations  for such Class,  of  definitive  Certificates  of the same Class.
Until so exchanged,  such  temporary  Certificates  shall in all respects be entitled to the same benefits as definitive Certificates.

(g)   Each Class of Book-Entry  Certificates  will be registered as a single  Certificate of such  Class  held by a  nominee  of the  Depository  or the DTC  Custodian,  and  beneficial interests will be held by investors  through the book-entry  facilities of the Depository in minimum  denominations  of (i) in the  case  of the  Senior  Certificates  (other  than  the
Residual  Certificates),  $25,000 and in each case  increments of $1,000 in excess  thereof, and (ii) in the case of the  Subordinate  Certificates,  $25,000 and increments of $1,000 in excess thereof,  except that one Certificate of each such Class may be issued in a different amount so that the sum of the  denominations  of all outstanding  Certificates of such Class shall equal the  Certificate  Principal  Balance of such Class on the Closing  Date.  On the
Closing Date,  the Trustee shall execute and  countersign  Physical  Certificates  all in an aggregate principal amount that shall equal the Certificate  Principal Balance of such Class on the  Closing  Date.  The  Residual  Certificates  shall  each be issued  in  certificated fully-registered  form. Each Class of Global Certificates,  if any, shall be issued in fully registered form in minimum dollar  denominations of $50,000 and integral  multiples of $1.00 in  excess  thereof,  except  that  one  Certificate  of each  Class  may be in a  different denomination so that the sum of the  denominations  of all outstanding  Certificates of such
Class shall equal the  Certificate  Principal  Balance of such Class on the Closing Date. On the Closing Date,  the Trustee shall execute and  countersign  (i) in the case of each Class of Offered Certificates,  the Certificate in the entire Certificate Principal Balance of the respective  Class and (ii) in the case of each  Class of  Private  Certificates,  Individual
Certificates  all  in an  aggregate  principal  amount  that  shall  equal  the  Certificate
Principal  Balance of each such  respective  Class on the  Closing  Date.  The  Certificates referred  to in  clause  (i) and if at any time  there are to be  Global  Certificates,  the
Global  Certificates  shall be delivered by the  Depositor to the  Depository or pursuant to the  Depository's  instructions,  shall be  delivered  by the  Depositor  on  behalf  of the
Depository to and deposited with the DTC Custodian.  The Trustee shall sign the Certificates by facsimile or manual  signature and countersign  them by manual signature on behalf of the
Trustee by one or more authorized  signatories,  each of whom shall be Responsible  Officers of the Trustee or its agent.  A Certificate  bearing the manual and facsimile  signatures of individuals  who were the authorized  signatories of the Trustee or its agent at the time of issuance shall bind the Trustee,  notwithstanding  that such individuals or any of them have ceased to hold such positions prior to the delivery of such Certificate.

(h)   No Certificate shall be entitled to any benefit under this Agreement,  or be valid for
any   purpose,   unless  there   appears  on  such   Certificate   the   manually   executed
countersignature  of  the  Trustee  or  its  agent,  and  such   countersignature  upon  any
Certificate shall be conclusive evidence,  and the only evidence,  that such Certificate has been duly  executed and delivered  hereunder.  All  Certificates  issued on the Closing Date shall be dated the Closing Date. All Certificates  issued thereafter shall be dated the date of their countersignature.

(i)   The Closing  Date is hereby  designated  as the  "startup"  day of each  2004-6  REMIC within the meaning of Section 860G(a)(9) of the Code.

(j)   For federal  income tax  purposes,  each 2004-6  REMIC shall have a tax year that is a calendar year and shall report income on an accrual basis.

(k)   The Trustee on behalf of the Trust shall  cause each 2004-6  REMIC to timely  elect to be treated as a REMIC under Section 860D of the Code. Any  inconsistencies or ambiguities in this Agreement or in the  administration of any Trust  established  hereby shall be resolved in a manner that preserves the validity of such elections.

(l)   The  following  legend  shall be placed on the  Residual  Certificates,  whether  upon original  issuance or upon issuance of any other  Certificate  of any such Class in exchange therefor or upon transfer thereof:

      ANY RESALE,  TRANSFER OR OTHER  DISPOSITION OF THIS CERTIFICATE MAY BE MADE ONLY
      IF THE PROPOSED  TRANSFEREE PROVIDES A TRANSFER AFFIDAVIT TO THE MASTER SERVICER
      AND THE  TRUSTEE  THAT (1) SUCH  TRANSFEREE  IS NOT (A) THE UNITED  STATES,  ANY
      STATE OR POLITICAL  SUBDIVISION THEREOF, ANY POSSESSION OF THE UNITED STATES, OR
      ANY  AGENCY  OR   INSTRUMENTALITY  OF  ANY  OF  THE  FOREGOING  (OTHER  THAN  AN
      INSTRUMENTALITY  WHICH IS A CORPORATION  IF ALL OF ITS ACTIVITIES ARE SUBJECT TO
      TAX AND EXCEPT FOR  FREDDIE  MAC, A MAJORITY  OF ITS BOARD OF  DIRECTORS  IS NOT
      SELECTED  BY  SUCH   GOVERNMENTAL   UNIT),   (B)  A  FOREIGN   GOVERNMENT,   ANY
      INTERNATIONAL  ORGANIZATION,  OR ANY AGENCY OR  INSTRUMENTALITY OF EITHER OF THE
      FOREGOING,  (C) ANY  ORGANIZATION  (OTHER  THAN  CERTAIN  FARMERS'  COOPERATIVES
      DESCRIBED  IN SECTION  521 OF THE CODE)  WHICH IS EXEMPT FROM THE TAX IMPOSED BY
      CHAPTER 1 OF THE CODE UNLESS SUCH  ORGANIZATION IS SUBJECT TO THE TAX IMPOSED BY
      SECTION  511 OF THE CODE  (INCLUDING  THE TAX IMPOSED BY SECTION 511 OF THE CODE
      ON  UNRELATED  BUSINESS  TAXABLE  INCOME),  (D)  RURAL  ELECTRIC  AND  TELEPHONE
      COOPERATIVES  DESCRIBED IN SECTION  1381(a)(2)(C)  OF THE CODE,  (E) AN ELECTING
      LARGE  PARTNERSHIP  UNDER SECTION 775(a) OF THE CODE (ANY SUCH PERSON  DESCRIBED
      IN THE FOREGOING  CLAUSES (A), (B), (C), (D) OR (E) BEING HEREIN  REFERRED TO AS
      A "DISQUALIFIED ORGANIZATION"),  OR (F) AN AGENT OF A DISQUALIFIED ORGANIZATION,
      (2) NO PURPOSE OF SUCH  TRANSFER IS TO IMPEDE THE  ASSESSMENT  OR  COLLECTION OF
      TAX AND (3) SUCH TRANSFEREE SATISFIES CERTAIN ADDITIONAL  CONDITIONS RELATING TO
      THE  FINANCIAL  CONDITION  OF  THE  PROPOSED  TRANSFEREE.   NOTWITHSTANDING  THE
      REGISTRATION  IN  THE  CERTIFICATE  REGISTER  OR ANY  TRANSFER,  SALE  OR  OTHER
      DISPOSITION OF THIS CERTIFICATE TO A DISQUALIFIED  ORGANIZATION OR AN AGENT OF A
      DISQUALIFIED  ORGANIZATION,  SUCH REGISTRATION SHALL BE DEEMED TO BE OF NO LEGAL
      FORCE  OR  EFFECT  WHATSOEVER  AND  SUCH  PERSON  SHALL  NOT BE  DEEMED  TO BE A
      CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER,  INCLUDING, BUT NOT LIMITED TO, THE
      RECEIPT OF  DISTRIBUTIONS ON THIS  CERTIFICATE.  EACH HOLDER OF THIS CERTIFICATE
      BY  ACCEPTANCE  OF THIS  CERTIFICATE  SHALL BE DEEMED TO HAVE  CONSENTED  TO THE
      PROVISIONS OF THIS PARAGRAPH.

Section 5.02      Registration  of Transfer and  Exchange of  Certificates.  (a)The  Trustee
shall  maintain at its Corporate  Trust Office a Certificate  Register in which,  subject to such  reasonable  regulations  as it may  prescribe,  the  Trustee  shall  provide  for  the registration  of  Certificates  and of transfers  and  exchanges of  Certificates  as herein provided.

(b)   Subject to Section  5.01(a)  and,  in the case of any Global  Certificate  or Physical
Certificate  upon the  satisfaction  of the conditions  set forth below,  upon surrender for registration  of  transfer  of any  Certificate  at any  office  or  agency  of the  Trustee maintained for such purpose,  the Trustee shall sign,  countersign and shall deliver, in the name of the  designated  transferee or  transferees,  a new  Certificate of a like Class and aggregate Fractional Undivided Interest, but bearing a different number.

(c)   By  acceptance  of an  Individual  Certificate,  whether  upon  original  issuance  or subsequent transfer, each holder of such a Certificate  acknowledges the restrictions on the transfer  of such  Certificate  set forth in the  Securities  Legend and agrees that it will transfer  such a  Certificate  only as provided  herein.  In addition to the  provisions  of
Section  5.02(h),  the following  restrictions  shall apply with respect to the transfer and registration  of transfer of an Individual  Certificate to a transferee  that takes delivery in the form of an Individual Certificate:

(i)   The Trustee shall register the transfer of an Individual  Certificate if the requested transfer is being made to a  transferee  who has provided the Trustee with a Rule 144A
      Certificate or comparable evidence as to its QIB status.

(ii)  The Trustee  shall  register the  transfer of any  Individual  Certificate  if (x) the transferor  has  advised  the  Trustee  in  writing  that  the  Certificate  is  being transferred to an Institutional  Accredited  Investor along with facts surrounding the transfer  as set  forth in  Exhibit  F-3  hereto;  and (y) prior to the  transfer  the transferee  furnishes to the Trustee an  Investment  Letter (and the Trustee  shall be fully  protected  in so  doing),  provided  that,  if based upon an Opinion of Counsel addressed  to the Trustee to the effect that the delivery of (x) and (y) above are not sufficient  to  confirm  that the  proposed  transfer  is being  made  pursuant  to an exemption from, or in a transaction not subject to, the  registration  requirements of the Securities Act and other  applicable laws, the Trustee shall as a condition of the registration  of any such  transfer  require  the  transferor  to  furnish  such other certifications,  legal opinions or other information prior to registering the transfer of an Individual Certificate as shall be set forth in such Opinion of Counsel.

(d)   So long as a Global  Certificate  of such  Class is  outstanding  and is held by or on behalf of the Depository,  transfers of beneficial interests in such Global Certificate,  or transfers  by holders of  Individual  Certificates  of such Class to  transferees  that take delivery in the form of beneficial interests in the Global Certificate,  may be made only in accordance with Section 5.02(h), the rules of the Depository and the following:

(i)   In the case of a beneficial  interest in the Global  Certificate  being transferred to an  Institutional  Accredited  Investor,  such  transferee  shall be  required to take delivery in the form of an  Individual  Certificate  or  Certificates  and the Trustee
      shall  register  such  transfer only upon  compliance  with the  provisions of Section
      5.02(c)(ii).

(ii)  In the  case  of a  beneficial  interest  in a  Class  of  Global  Certificates  being transferred  to a  transferee  that  takes  delivery  in  the  form  of an  Individual
      Certificate or  Certificates  of such Class,  except as set forth in clause (i) above, the Trustee shall register such transfer only upon  compliance  with the provisions of
      Section 5.02(c)(i).

(iii) In the case of an Individual  Certificate of a Class being transferred to a transferee that takes  delivery in the form of a beneficial  interest in a Global  Certificate of such Class,  the Trustee shall  register such transfer if the  transferee has provided the Trustee with a Rule 144A Certificate or comparable evidence as to its QIB status.

(iv)  No  restrictions  shall apply with respect to the transfer or registration of transfer of a beneficial  interest in the Global  Certificate  of a Class to a transferee  that takes delivery in the form of a beneficial  interest in the Global Certificate of such
      Class;  provided  that  each  such  transferee  shall  be  deemed  to have  made  such representations  and  warranties  contained  in  the  Rule  144A  Certificate  as  are sufficient to establish that it is a QIB.

(e)   Subject  to  Section  5.02(h),  an  exchange  of a  beneficial  interest  in a  Global
Certificate  of a Class for an Individual  Certificate  or  Certificates  of such Class,  an exchange of an Individual  Certificate or Certificates of a Class for a beneficial  interest in the Global  Certificate  of such Class and an exchange of an  Individual  Certificate  or
Certificates  of a Class for another  Individual  Certificate or  Certificates of such Class
(in each case, whether or not such exchange is made in anticipation of subsequent  transfer, and, in the case of the Global  Certificate  of such Class,  so long as such  Certificate is outstanding  and is held by or on behalf of the  Depository)  may be made only in accordance with Section 5.02(h), the rules of the Depository and the following:

(i)   A holder of a beneficial  interest in a Global  Certificate of a Class may at any time exchange such  beneficial  interest for an Individual  Certificate or  Certificates of such Class.

(ii)  A holder of an Individual  Certificate  or  Certificates  of a Class may exchange such
      Certificate or  Certificates  for a beneficial  interest in the Global  Certificate of such  Class if such  holder  furnishes  to the  Trustee  a Rule  144A  Certificate  or comparable evidence as to its QIB status.

(iii) A holder of an Individual  Certificate of a Class may exchange such Certificate for an equal  aggregate  principal  amount  of  Individual  Certificates  of  such  Class  in different authorized denominations without any certification.

(f)   (i)   Upon  acceptance  for  exchange or transfer of an  Individual  Certificate  of a
Class for a beneficial  interest in a Global  Certificate of such Class as provided  herein, the  Trustee  shall  cancel  such  Individual  Certificate  and shall (or shall  request the
Depository to) endorse on the schedule affixed to the applicable  Global  Certificate (or on a continuation of such schedule  affixed to the Global  Certificate and made a part thereof)
or otherwise  make in its books and records an appropriate  notation  evidencing the date of such  exchange  or  transfer  and an  increase  in the  certificate  balance  of the  Global
Certificate  equal to the certificate  balance of such Individual  Certificate  exchanged or transferred therefor.

(ii)  Upon  acceptance  for  exchange  or  transfer  of a  beneficial  interest  in a Global
      Certificate  of a Class  for an  Individual  Certificate  of such  Class  as  provided herein,  the  Trustee  shall (or shall  request  the  Depository  to)  endorse  on the schedule  affixed to such Global  Certificate  (or on a continuation  of such schedule affixed to such Global  Certificate  and made a part thereof) or otherwise make in its books and records an  appropriate  notation  evidencing  the date of such  exchange or transfer and a decrease in the certificate  balance of such Global  Certificate  equal to the certificate balance of such Individual  Certificate issued in exchange therefor or upon transfer thereof.

(g)   The  Securities  Legend  shall be  placed  on any  Individual  Certificate  issued  in exchange for or upon transfer of another Individual  Certificate or of a beneficial interest in a Global Certificate.

(h)   Subject to the  restrictions  on transfer and exchange set forth in this Section 5.02, the holder of any  Individual  Certificate  may transfer or exchange the same in whole or in part (in an initial  certificate  balance equal to the minimum  authorized  denomination set forth in  Section  5.01(g)  or any  integral  multiple  of  $1,000  in  excess  thereof)  by surrendering  such  Certificate  at the  Corporate  Trust  Office,  or at the  office of any
transfer   agent,   together  with  an  executed   instrument  of  assignment  and  transfer
satisfactory  in form and  substance  to the Trustee in the case of  transfer  and a written request  for  exchange in the case of  exchange.  The holder of a  beneficial  interest in a
Global  Certificate  may,  subject to the rules and procedures of the Depository,  cause the
Depository  (or its  nominee) to notify the Trustee in writing of a request for  transfer or exchange  of  such  beneficial  interest  for an  Individual  Certificate  or  Certificates.
Following  a proper  request for  transfer  or  exchange,  the  Trustee  shall,  within five
Business Days of such request made at the  Corporate  Trust Office,  sign,  countersign  and deliver at the  Corporate  Trust  Office,  to the  transferee  (in the case of  transfer) or holder (in the case of exchange)  or send by first class mail at the risk of the  transferee
(in the case of  transfer)  or  holder  (in the case of  exchange)  to such  address  as the
transferee  or  holder,   as  applicable,   may  request,   an  Individual   Certificate  or
Certificates,  as the case may require,  for a like aggregate  Fractional Undivided Interest and in such authorized  denomination or denominations as may be requested.  The presentation for  transfer or exchange of any  Individual  Certificate  shall not be valid unless made at the  Corporate  Trust Office by the  registered  holder in person,  or by a duly  authorized attorney-in-fact.

(i)   At the  option of the  Certificateholders,  Certificates  may be  exchanged  for other
Certificates of authorized  denominations of a like Class and aggregate Fractional Undivided
Interest,  upon surrender of the Certificates to be exchanged at the Corporate Trust Office;
provided,  however,  that no Certificate  may be exchanged for new  Certificates  unless the original  Fractional  Undivided Interest  represented by each such new Certificate (i) is at least equal to the minimum  authorized  denomination  or (ii) is acceptable to the Depositor as indicated to the Trustee in writing.  Whenever any  Certificates  are so surrendered  for exchange,  the  Trustee  shall  sign and  countersign  and the  Trustee  shall  deliver  the
Certificates which the Certificateholder making the exchange is entitled to receive.

(j)   If the Trustee so requires,  every  Certificate  presented or surrendered for transfer or  exchange  shall be duly  endorsed  by,  or be  accompanied  by a written  instrument  of transfer,  with a signature guarantee, in form satisfactory to the Trustee, duly executed by the holder thereof or his or her attorney duly authorized in writing.

(k)   No service charge shall be made for any transfer or exchange of Certificates,  but the
Trustee may require  payment of a sum  sufficient  to cover any tax or  governmental  charge that may be imposed in connection with any transfer or exchange of Certificates.

(l)   The Trustee  shall cancel all  Certificates  surrendered  for transfer or exchange but shall retain such Certificates in accordance with its standard  retention policy or for such further time as is required by the record retention  requirements of the Securities Exchange
Act of 1934, as amended, and thereafter may destroy such Certificates.

Section 5.03      Mutilated,  Destroyed,  Lost  or  Stolen  Certificates.  (a)  If  (i)  any
mutilated  Certificate is surrendered to the Trustee,  or the Trustee  receives  evidence to its  satisfaction of the destruction,  loss or theft of any  Certificate,  and (ii) there is delivered to the Trustee  such  security or indemnity as it may require to save it harmless, and (iii) the Trustee has not received  notice that such  Certificate has been acquired by a third Person,  the Trustee shall sign,  countersign and deliver,  in exchange for or in lieu of any such  mutilated,  destroyed,  lost or stolen  Certificate,  a new Certificate of like tenor and Fractional  Undivided  Interest but in each case bearing a different  number.  The mutilated,  destroyed,  lost or stolen  Certificate shall thereupon be canceled of record by the Trustee and shall be of no further effect and evidence no rights.

(b)   Upon the  issuance of any new  Certificate  under this Section  5.03,  the Trustee may require the payment of a sum sufficient to cover any tax or other  governmental  charge that may be imposed in relation  thereto and any other expenses  (including the fees and expenses of the Trustee)  connected  therewith.  Any duplicate  Certificate  issued  pursuant to this
Section 5.03 shall constitute  complete and indefeasible  evidence of ownership in the Trust
Fund,  as if originally  issued,  whether or not the lost,  stolen or destroyed  Certificate shall be found at any time.

Section 5.04      Persons  Deemed Owners.  Prior to due  presentation  of a Certificate  for registration of transfer,  the Depositor,  the Trustee and any agent of the Depositor or the
Trustee may treat the Person in whose name any  Certificate  is  registered  as the owner of such  Certificate  for the purpose of receiving  distributions  pursuant to Section 6.01 and for all other purposes whatsoever.  Neither the Depositor,  the Trustee nor any agent of the
Depositor or the Trustee shall be affected by notice to the contrary.  No Certificate  shall be deemed duly presented for a transfer  effective on any Record Date unless the Certificate to be  transferred  is presented  no later than the close of business on the third  Business
Day preceding such Record Date.

Section 5.05      Transfer Restrictions on Residual Certificates.  (a)Residual Certificates,
or interests  therein,  may not be transferred  without the prior express written consent of the Tax Matters  Person and the  Depositor,  which  cannot be  unreasonably  withheld.  As a prerequisite to such consent,  the proposed  transferee must provide the Tax Matters Person, the Depositor and the Trustee with an affidavit that the proposed  transferee is a Permitted
Transferee (and,  unless the Tax Matters Person and the Depositor consent to the transfer to a person who is not a U.S.  Person,  an affidavit  that it is a U.S.  Person) as provided in
Section 5.05(b).

(b)   No  transfer,  sale or  other  disposition  of a  Residual  Certificate  (including  a beneficial  interest  therein)  may be made  unless,  prior to the  transfer,  sale or other disposition  of a Residual  Certificate,  the  proposed  transferee  (including  the initial purchasers  thereof)  delivers to the Tax Matters  Person,  the Trustee and the Depositor an
affidavit in the form attached hereto as Exhibit E stating,  among other things,  that as of the date of such transfer (i) such  transferee is a Permitted  Transferee and that (ii) such transferee is not acquiring such Residual  Certificate  for the account of any person who is not a  Permitted  Transferee.  The Tax Matters  Person  shall not consent to a transfer of a
Residual  Certificate  if it has actual  knowledge  that any statement made in the affidavit issued pursuant to the preceding sentence is not true.  Notwithstanding  any transfer,  sale or  other  disposition  of a  Residual  Certificate  to any  Person  who is not a  Permitted
Transferee,  such  transfer,  sale or other  disposition  shall be  deemed to be of no legal force or effect  whatsoever and such Person shall not be deemed to be a Holder of a Residual
Certificate  for any  purpose  hereunder,  including,  but not  limited  to, the  receipt of distributions  thereon. If any purported transfer shall be in violation of the provisions of this Section 5.05(b),  then the prior Holder thereof shall, upon discovery that the transfer of such Residual  Certificate was not in fact permitted by this Section 5.05(b), be restored to all rights as a Holder thereof  retroactive to the date of the purported  transfer.  None of the Trustee,  the Tax Matters Person or the Depositor shall be under any liability to any
Person for any  registration or transfer of a Residual  Certificate that is not permitted by this  Section  5.05(b)  or for  making  payments  due on such  Residual  Certificate  to the purported  Holder thereof or taking any other action with respect to such  purported  Holder under the  provisions of this Agreement so long as the written  affidavit  referred to above was received with respect to such transfer,  and the Tax Matters Person, the Trustee and the
Depositor,  as applicable,  had no knowledge  that it was untrue.  The prior Holder shall be entitled to recover from any  purported  Holder of a Residual  Certificate  that was in fact not a permitted  transferee  under this  Section  5.05(b) at the time it became a Holder all payments  made on such  Residual  Certificate.  Each  Holder of a Residual  Certificate,  by
acceptance thereof,  shall be deemed for all purposes to have consented to the provisions of this Section 5.05(b) and to any amendment of this Agreement deemed  necessary  (whether as a result  of new  legislation  or  otherwise)  by  counsel  of the Tax  Matters  Person or the
Depositor to ensure that the Residual  Certificates are not transferred to any Person who is not a Permitted  Transferee  and that any transfer of such  Residual  Certificates  will not cause the  imposition  of a tax upon the Trust or cause any 2004-6  REMIC to fail to qualify as a REMIC.

(c)   Unless the Tax Matters  Person shall have  consented in writing  (which consent may be withheld in the Tax Matters Person's sole discretion),  the Residual Certificates (including a beneficial  interest  therein) may not be purchased by or transferred to any person who is not a United States Person.

(d)   By accepting a Residual Certificate,  the purchaser thereof agrees to be a Tax Matters
Person if it is the Holder of the  largest  percentage  interest  of such  Certificate,  and appoints  the  Securities  Administrator  to act as its agent with  respect  to all  matters concerning the tax obligations of the Trust.

Section 5.06      Restrictions  on  Transferability  of  Certificates.  (a)No  offer,  sale, transfer or other  disposition  (including  pledge) of any Certificate  shall be made by any
Holder  thereof  unless  registered  under the  Securities  Act,  or an  exemption  from the registration  requirements  of the  Securities Act and any  applicable  state  securities or
"Blue Sky" laws is available and the  prospective  transferee  (other than the Depositor) of such Certificate  signs and delivers to the Trustee an Investment  Letter, if the transferee is an Institutional  Accredited Investor,  in the form set forth as Exhibit F-l hereto, or a
Rule 144A  Certificate,  if the  transferee  is a QIB,  in the form set forth as Exhibit F-2
hereto.   Notwithstanding  the  provisions  of  the  immediately   preceding  sentence,   no
restrictions  shall  apply with  respect to the  transfer or  registration  of transfer of a beneficial  interest  in any  Certificate  that is a  Global  Certificate  of a  Class  to a transferee  that  takes  delivery  in the  form  of a  beneficial  interest  in  the  Global
Certificate  of such Class provided that each such  transferee  shall be deemed to have made such  representations  and  warranties  contained  in  the  Rule  144A  Certificate  as  are sufficient  to  establish  that it is a QIB.  In the  case  of a  proposed  transfer  of any
Certificate to a transferee  other than a QIB, the Trustee may require an Opinion of Counsel that such  transaction is exempt from the  registration  requirements of the Securities Act.
The cost of such opinion shall not be an expense of the Trustee or the Trust Fund.

(b)   The Private Certificates shall each bear a Securities Legend.

Section 5.07      ERISA  Restrictions.  (a)Subject to the  provisions of subsection  (b), no
Residual  Certificates or Private Certificates may be acquired directly or indirectly by, or on behalf of, an employee  benefit plan or other  retirement  arrangement (a "Plan") that is subject to Title I of ERISA  and/or  Section  4975 of the Code,  or by a person  using "plan assets" of a Plan,  unless the proposed  transferee  provides the Trustee with an Opinion of
Counsel  for  the  benefit  of  the  Trustee,   the  Master   Servicer  and  the  Securities
Administrator  and on which they may rely which is the  satisfactory  to the Trustee,  which opinion will not be at the expense of the  Trustee,  the Master  Servicer or the  Securities
Administrator,  that the  purchase  of such  Certificates  by or on  behalf  of such Plan is permissible  under  applicable law, will not constitute or result in a nonexempt  prohibited transaction  under ERISA or Section 4975 of the Code and will not subject the  Trustee,  the
Master  Servicer or the  Securities  Administrator  to any  obligation  in addition to those undertaken in the Agreement.

(b)   Any  Person  acquiring  an  interest  in a  Global  Certificate  which  is  a  Private
Certificate, by acquisition of such Certificate,  shall be deemed to have represented to the
Trustee that it is not acquiring an interest in such Certificate  directly or indirectly by, or on behalf of, or with "plan  assets" of, an  employee  benefit  plan or other  retirement arrangement which is subject to Title I of ERISA and/or Section 4975 of the Code.

(c)   Each  beneficial  owner of a Class M-1, Class M-2, Class B-1 or Class B-2  Certificate
or any interest  therein shall be deemed to have  represented,  by virtue of its acquisition or holding of that  certificate  or interest  therein,  that either (i) such  Certificate is rated at least  "BBB-" or its  equivalent  by Fitch,  S&P or Moody's,  (ii) such  beneficial owner is not a Plan or  investing  with  "plan  assets"  of any Plan,  or (iii) (1) it is an insurance  company,  (2) the  source of funds used to  acquire  or hold the  certificate  or interest  therein is an  "insurance  company  general  account,"  as such term is defined in
Prohibited  Transaction Class Exemption ("PTCE") 95-60, and (3) the conditions in Sections I and III of PTCE 95-60 have been satisfied.

(d)   None of the Trustee,  the Master  Servicer,  or the Securities  Administrator  will be required to monitor,  determine or inquire as to compliance  with the transfer  restrictions with  respect to the  Global  Certificates.  Any  attempted  or  purported  transfer  of any
Certificate  in violation of the  provisions of Sections (a), (b) or (c) above shall be void ab initio and such  Certificate  shall be considered to have been held  continuously  by the prior  permitted  Certificateholder.  Any transferor of any Certificate in violation of such provisions,  shall  indemnify  and hold  harmless the Trustee,  the Master  Servicer and the
Securities  Administrator  from  and  against  any and all  liabilities,  claims,  costs  or expenses incurred by the Trustee,  the Master Servicer or the Securities  Administrator as a
result of such  attempted or purported  transfer.  The Trustee  shall have no liability  for transfer  of any  such  Global  Certificates  in or  through  book-entry  facilities  of any
Depository  or  between or among  Depository  Participants  or  Certificate  Owners  made in violation of the transfer restrictions set forth herein.

Section 5.08      Rule  144A  Information.  For so  long  as any  Private  Certificates  are outstanding,  (1) the  Depositor  will provide or cause to be provided to any holder of such
Private  Certificates  and any prospective  purchaser  thereof  designated by such a holder, upon the request of such holder or prospective  purchaser,  the  information  required to be provided to such holder or  prospective  purchaser by Rule  144A(d)(4)  under the Securities
Act;  and (2) the  Depositor  shall  update such  information  from time to time in order to prevent  such  information  from  becoming  false and  misleading  and will take such  other actions as are  necessary  to ensure that the safe harbor  exemption  from the  registration requirements  of the  Securities Act under Rule 144A is and will be available for resales of such Private Certificates conducted in accordance with Rule 144A.

ARTICLE VI

                               Payments to Certificateholders

Section 6.01      Distributions  on the  Certificates.  (a)On  each  Distribution  Date,  an amount equal to the Interest Funds and Principal Funds for such  Distribution  Date shall be withdrawn  by the Trustee  from the  Distribution  Account to the extent of funds on deposit therein and distributed as directed in accordance with  distribution  instructions  provided to it by the Securities  Administrator for such Distribution Date, in the following order of priority:

      First,  Interest  Funds  will be  distributed,  in the  following  manner and order of priority:

            1.    From Interest Funds in respect of:

                  (a) Loan Group I, to the Class I-A Certificates,  the Current Interest and
            then any Interest Carry Forward Amount for such Class;

                  (b) Loan Group II, to the Class II-A  Certificates,  the Current  Interest
            and then any Interest Carry Forward Amount for each such Class,  pro rata, based on the Current Interest and Interest Carry Forward Amount due each such Class;

                  (c) Loan Group III, to the Class III-A Certificates,  the Current Interest
            and then any Interest Carry Forward Amount for such Class;

            2.    From remaining Interest Funds in respect of:

                  (a) Loan Group I, to each Class of Class II-A  Certificates  and the Class
            III-A  Certificates,  the Current Interest and any Interest Carry Forward Amount
            for each such Class to the extent not paid in clauses  1(b) and 1(c) above,  pro rata based on the remaining amounts owed to such Classes;

                  (b) Loan  Group  II, to the Class  I-A  Certificates  and the Class  III-A
            Certificates,  the Current  Interest and any Interest  Carry Forward  Amount for
            each such Class to the extent not paid in clauses 1(a) and 1(c) above,  pro rata based on the remaining amounts owed to such Classes;

                  (c) Loan Group III, to the Class I-A  Certificates and each Class of Class
            II-A  Certificates,  the Current  Interest and any Interest Carry Forward Amount
            for each such Class to the extent not paid in clauses  1(a) and 1(b) above,  pro rata based on the remaining amounts owed to such Classes;

            3.    From remaining  Interest Funds in respect of all Loan Groups, to the Class
      M-1,  the Class  M-2,  Class B-1 and Class  B-2  Certificates,  sequentially,  in that order, the Current Interest for each such Class;

            4.    Any   Excess   Spread,    to   the   extent   necessary   to   cause   the
      Overcollateralization  Amount  to equal to the  Overcollateralization  Target  Amount, will be the Extra  Principal  Distribution  Amount and will be included as part of the
      Principal  Distribution  Amount and  distributed in accordance with second (A) and (B)
      below; and

            5.    Any Remaining  Excess Spread will be applied as Excess  Cashflow  pursuant to clauses Third through Twelfth below.

      On any Distribution Date, any shortfalls  resulting from the application of the Relief
Act and any  Prepayment  Interest  Shortfalls  to the  extent not  covered  by  Compensating
Interest  Payments  will be allocated  as set forth in the  definition  of Current  Interest herein.

      On any Distribution  Date, the Group II Senior  Percentage of any Deferred Interest on
a Group II Loan with  respect to the related Due Period will be  allocated to the Class II-A
Certificates on a pro rata basis in accordance with their respective  Certificate  Principal
Balances,  and the  remainder of such  Deferred  Interest will be allocated to the Class M-1
Certificates,  the Class M-2  Certificates,  the  Class B-1  Certificates  and the Class B-2
Certificates,  on a  pro  rata  basis,  in  accordance  with  their  respective  Certificate
Principal Balances.

      Second, to pay as principal on the Certificates entitled to payments of principal,  in the following order of priority:

      (A)   For each  Distribution  Date (i) prior to the  Stepdown  Date or (ii) on which a
      Trigger  Event  is in  effect,  from  the  Principal  Funds  and the  Extra  Principal
      Distribution Amount for such Distribution Date:

            1. (a) To the Class I-A  Certificates,  an amount equal to the Group I Principal
      Distribution  Amount  will be  distributed  until the  Certificate  Principal  Balance thereof is reduced to zero;

               (b) To the  Class  II-A  Certificates,  an  amount  equal  to  the  Group  II
      Principal Distribution Amount will be distributed pro rata between

                     (i)      the Class II-A-1 Certificates until the Certificate  Principal
            Balance thereof is reduced to zero; and

                     (ii)     the  Class   II-A-2   Certificates   and  the  Class   III-A-3
            Certificates,  sequentially,  in that order,  in each case until the Certificate
            Principal Balance of such Class has been reduced to zero; and

               (c) To the  Class  III-A  Certificates,  an  amount  equal to the  Group  III
      Principal  Distribution  Amount will be distributed  until the  Certificate  Principal
      Balance thereof is reduced to zero;

            2.    To the  Class  M-1  Certificates,  any  remaining  Principal  Distribution
      Amount until the Certificate Principal Balance thereof is reduced to zero;

            3.    To the  Class  M-2  Certificates,  any  remaining  Principal  Distribution
      Amount until the Certificate Principal Balance thereof is reduced to zero;

            4.    To the  Class  B-1  Certificates,  any  remaining  Principal  Distribution
      Amount until the Certificate Principal Balance thereof is reduced to zero; and

            5.    To the  Class  B-2  Certificates,  any  remaining  Principal  Distribution
      Amount until the Certificate Principal Balance thereof is reduced to zero;

      (B)   For each  Distribution  Date on or after the Stepdown Date, so long as a Trigger
      Event is not in effect, from the Principal Funds and the Extra Principal  Distribution
      Amount for such Distribution Date:

            1.  (a) To the  Class  I-A  Certificates,  an  amount  equal  to the  Class  I-A
      Principal  Distribution  Amount will be distributed,  until the Certificate  Principal
      Balance thereof is reduced to zero;

               (b) To the  Class  II-A  Certificates,  an  amount  equal to the  Class  II-A
      Principal Distribution Amount will be distributed pro rata between:

                     (i)      the Class II-A-1 Certificates until the Certificate  Principal
            Balance thereof is reduced to zero; and

                     (ii)     the  Class   II-A-2   Certificates   and  the   Class   II-A-3
            Certificates,  sequentially,  in that order,  in each case until the Certificate
            Principal Balance of such Class has been reduced to zero; and

               (c) To the  Class  III-A  Certificates,  an amount  equal to the Class  III-A
      Principal  Distribution  Amount,  until the Certificate  Principal  Balance thereof is reduced to zero;

            2.    To the Class M-1 Certificates,  from any remaining Principal  Distribution
      Amount, the Class M-1 Principal  Distribution Amount, until the Certificate  Principal
      Balance thereof is reduced to zero;

            3.    To the Class M-2 Certificates,  from any remaining Principal  Distribution
      Amount, the Class M-2 Principal  Distribution Amount, until the Certificate  Principal
      Balance thereof is reduced to zero;

            4.    To the Class B-1 Certificates,  from any remaining Principal  Distribution
      Amount, the Class B-1 Principal  Distribution Amount, until the Certificate  Principal
      Balance thereof is reduced to zero; and

            5.    To the Class B-2 Certificates,  from any remaining Principal  Distribution
      Amount, the Class B-2 Principal  Distribution Amount, until the Certificate  Principal
      Balance thereof is reduced to zero.

      Notwithstanding  the  provisions  of  clauses  Second  (A)  and (B)  above,  if on any
Distribution  Date the Certificates in a Certificate  Group are no longer  outstanding,  the portion of the Principal  Distribution Amount or the related Class A Principal  Distribution
Amount,  as  applicable,  otherwise  allocable to such  Certificate  Group will be allocated among the other Certificate Groups, pro rata, based on the respective aggregate  Certificate
Balances of the Certificate  Groups,  after giving effect to the distributions  described in clauses Second (A) and (B) above,  and will be distributed  among the  certificates  in each
Certificate  Group  in the  manner  set  forth  in  clauses  Second  (A) or  (B)  above,  as applicable, until the Certificate Principal Balance of each such Class is reduced to zero.

      Third,  from any remaining  Excess  Cashflow,  the  following  amounts to the Class A,
Certificates,  pro rata among the Classes  based on the amount due: (a) any  Interest  Carry
Forward  Amount to the extent not paid  pursuant to clause  First 1 and 2 above and then (b)
any Unpaid Realized Loss Amount, in each case for such Class for such Distribution Date;

      Fourth,  from any remaining  Excess Cashflow,  the following  amounts to the Class M-1
Certificates:  (a) any Interest Carry Forward  Amount and then (b) any Unpaid  Realized Loss
Amount, in each case for such Class for such Distribution Date;

      Fifth,  from any remaining  Excess  Cashflow,  the following  amounts to the Class M-2
Certificates:  (a) any Interest Carry Forward  Amount and then (b) any Unpaid  Realized Loss
Amount, in each case for such Class for such Distribution Date;

      Sixth,  from any remaining  Excess  Cashflow,  the following  amounts to the Class B-1
Certificates:  (a) any Interest Carry Forward  Amount and then (b) any Unpaid  Realized Loss
Amount, in each case for such Class for such Distribution Date;

      Seventh,  from any remaining Excess Cashflow,  to the Class B-2 Certificates:  (a) any
Interest  Carry Forward  Amount and then (b) any Unpaid  Realized Loss Amount,  in each case for such Class for such Distribution Date;

      Eighth,  from any remaining  Excess  Cashflow,  to each Class of Class A Certificates, any Basis Risk  Shortfall  and any Basis Risk  Shortfall  Carryforward  Amount for each such
Class for such Distribution  Date, pro rata based on the Basis Risk Shortfall and Basis Risk
Shortfall Carryforward Amount owed to such Class;

      Ninth, from any remaining Excess Cashflow,  to the Class M-1, Class M-2, Class B-1 and
Class  B-2  Certificates,  in that  order,  any Basis  Risk  Shortfall  and any  Basis  Risk
Shortfall Carryforward Amount, in each case for such Class for such Distribution Date;

      Tenth, from any remaining Excess Cashflow,  to the Class B-IO Certificates,  the Class
B-IO Distribution Amount;

      Eleventh,  from any remaining Excess  Cashflow,  to the Class B-IO  Certificates,  any
unreimbursed Class B-IO Advanced Amounts; and

      Twelfth, any remaining amounts to the Residual Certificates.

      All  payments of amounts in respect of Basis Risk  Shortfall  or Basis Risk  Shortfall
Carryforward  Amount made  pursuant  to the  provisions  of this  paragraph  (a) shall,  for federal  income  tax  purposes,  be deemed to have been  distributed  from  REMIC III to the holder of the Class B-IO  Certificates  and then paid  outside  of any  2004-6  REMIC to the
recipients  thereof  pursuant  to  an  interest  rate  cap  contract.   By  accepting  their
Certificates  the holders of the  Certificates  agree so to treat such payments for purposes of filing their income tax returns.

(b)   On each  Distribution  Date,  the related Cap Contract  Payment Amount with respect to such Payment Date shall be distributed in the following  order of priority,  in each case to the extent of amounts available:

(i)   first, to the holders of the related Class of  Certificates,  the payment of any Basis
      Risk  Shortfall or Basis Risk  Shortfall  Carry Forward  Amount for such  Distribution
      Date, to the extent not covered by Excess Cashflow for such Distribution Date;

(ii)  second,  from any  remaining  amounts,  the payment of an amount  equal to any Current
      Interest and Interest  Carry Forward Amount for the related Class of  Certificates  to the extent not covered by Interest Funds or Excess Cashflow on such Distribution Date;

(iii) third, from any remaining  amounts,  available from the Cap Contracts  relating to the
      Class I-A Certificates and Class III-A Certificates,  to the Class M-1, the Class M-2,
      the Class B-1 and the Class B-2  Certificates,  in that order,  to the extent not paid pursuant to clauses (i) or (ii) above; and

(iv)  to the Class B-IO Certificates, any remaining amount.

      All Cap Contract  Payment  Amounts made with respect to Current  Interest and Interest
Carry Forward  Amounts will be treated,  for federal  income tax purposes,  as  reimbursable advances ("Class B-IO Advances") made from the holder of the Class B-IO  Certificates.  Such
Class B-IO Advances will be paid back to the holder of the Class B-IO  Certificate  pursuant to Section 6.01(a).

(c)   On each Distribution Date, all amounts  representing  Prepayment Charges in respect of the Prepayment Charge Loans received during the related  Prepayment Period will be withdrawn from the  Distribution  Account and  distributed by the Trustee to the Class XP Certificates and  shall  not  be  available  for  distribution  to the  holders  of any  other  Class  of
Certificates.  The  payment of such  Prepayment  Charges  shall not  reduce the  Certificate
Principal  Balance of the Class XP  Certificates.  In addition,  as provided in Section 4.07 hereof,  on the Distribution  Date immediately  following the Prepayment Period in which the last  Prepayment  Charge is  collectible on the Prepayment  Charge Loans,  which  Prepayment
Period is the month of May 2010,  the Trustee shall  distribute the amount on deposit in the
Class XP Reserve  Account  to the Class XP  Certificates  in  reduction  of the  Certificate
Principal  Balance  thereof until the  Certificate  Principal  Balance thereof is reduced to zero.

(d)   The expenses and fees of the Trust shall be paid by each of the 2004-6 REMICs,  to the extent that such expenses  relate to the assets of each of such  respective  2004-6  REMICs, and all other  expenses  and fees of the Trust  shall be paid pro rata by each of the 2004-6
REMICs.

Section 6.02      Allocation  of  Losses;  Subsequent  Recoveries.  (a) On or  prior to each
Determination  Date, the Master  Servicer shall determine the amount of any Realized Loss in respect of each  Mortgage  Loan that  occurred  during the  immediately  preceding  calendar month.  Any  Realized  Losses with  respect to the  Mortgage  Loans shall be applied on each
Distribution Date after the distributions  provided for in Section 6.01, in reduction of the
Certificate  Principal  Balance  of the  Class or  Classes  of  Certificates  to the  extent provided in the definition of Applied Realized Loss Amount.

      (b)   In  addition,  in the event that the Master  Servicer  receives  any  Subsequent
Recoveries  from a Servicer,  the Master  Servicer  shall deposit such funds into the Master
Servicer Collection Account pursuant to Section  4.01(c)(ii).  If, after taking into account such  Subsequent  Recoveries,  the amount of a Realized Loss is reduced,  the amount of such
Subsequent  Recoveries will be applied to increase the Certificate  Principal Balance of the
Class of  Subordinate  Certificates  with the  highest  payment  priority  to which  Applied
Realized  Loss  Amounts  have been  allocated,  but not by more than the  amount of  Applied
Realized Loss Amounts previously  allocated to that Class of Subordinate  Certificates.  The amount of any remaining Subsequent  Recoveries will be applied to sequentially  increase the
Certificate Principal Balance of the Subordinate  Certificates,  beginning with the Class of
Subordinate  Certificates with the next highest payment  priority,  up to the amount of such
Applied   Realized  Loss  Amounts   previously   allocated  to  such  Class  or  Classes  of
Certificates.  Holders of such  Certificates will not be entitled to any payments in respect of  Current  Interest  on the  amount of such  increases  for any  Interest  Accrual  Period preceding the Distribution  Date on which such increase occurs.  Any such increases shall be applied to the Certificate  Principal Balance of each Subordinate  Certificate of such Class in accordance with its respective Fractional Undivided Interest.

Section 6.03      Payments.  (a)On each Distribution Date, other than the final Distribution
Date,  the Trustee  shall  distribute  to each  Certificateholder  of record on the directly preceding  Record  Date the  Certificateholder's  pro rata share of its Class  (based on the aggregate Fractional  Undivided Interest  represented by such Holder's  Certificates) of all amounts  required  to be  distributed  on such  Distribution  Date to such  Class,  based on information provided to the Securities  Administrator by the Master Servicer. The Securities
Administrator  shall calculate the amount to be distributed to each Class and, based on such amounts,  the Securities  Administrator shall determine the amount to be distributed to each
Certificateholder.  All of the Securities Administrator's  calculations of payments shall be based  solely  on  information  provided  to the  Securities  Administrator  by  the  Master
Servicer.  The  Securities  Administrator  shall  not be  required  to  confirm,  verify  or recompute  any  such  information  but  shall  be  entitled  to  rely  conclusively  on such information.

(b)   Payment  of the above  amounts  to each  Certificateholder  shall be made (i) by check mailed  to  each  Certificateholder  entitled  thereto  at  the  address  appearing  in  the
Certificate  Register or (ii) upon  receipt by the  Trustee on or before the fifth  Business
Day  preceding  the Record Date of written  instructions  from a  Certificateholder  by wire transfer to a United  States  dollar  account  maintained  by the payee at any United States depository  institution  with  appropriate  facilities  for receiving  such a wire transfer;
provided,  however,  that the final payment in respect of each Class of Certificates will be made only upon  presentation and surrender of such respective  Certificates at the office or agency of the Trustee specified in the notice to Certificateholders of such final payment.

Section 6.04      Statements to  Certificateholders.  (a)Concurrently with each distribution to  Certificateholders,  the  Securities  Administrator  shall make available to the parties hereto and each  Certificateholder  via the Securities  Administrator's  internet website as set forth below,  the following  information,  expressed with respect to clauses (i) through
(vii) in the  aggregate  and as a  Fractional  Undivided  Interest  representing  an initial
Certificate  Principal Balance  of $1,000,  in the case of the  Class B-IO  Certificates,  a
Notional Amount of $1,000:

(i)   the  Certificate  Principal  Balance or Notional  Amount of each Class of Certificates immediately prior to such Distribution Date;

(ii)  the amount of the  distribution  allocable to principal  on each  applicable  Class of
      Certificates;

(iii) the  aggregate  amount of  interest  accrued  at the  related  Pass-Through  Rate with respect to each Class during the related Interest Accrual Period;

(iv)  the Net  Interest  Shortfall  and any other  adjustments  to  interest  at the related
      Pass-Through  Rate necessary to account for any difference  between  interest  accrued and aggregate interest distributed with respect to each Class of Certificates;

(v)   the amount of the distribution allocable to interest on each Class of Certificates;

(vi)  the  Pass-Through   Rates  for  each  Class  of  Certificates  with  respect  to  such
      Distribution Date;

(vii) the  Certificate   Principal  Balance  of  each  Class  of  Certificates   after  such
      Distribution Date;

(viii)      the  amount  of  any  Monthly  Advances,   Compensating  Interest  Payments  and
      outstanding  unreimbursed  advances by the Servicer or the Master Servicer included in such distribution, separately stated for each Loan Group;

(ix)  the aggregate  amount of any Realized  Losses (listed  separately for each category of
      Realized  Loss and for each Loan  Group)  during  the  related  Prepayment  Period and cumulatively since the Cut-off Date and the amount and source (separately  identified)
      of any distribution in respect thereof included in such distribution;

(x)   with respect to each Mortgage  Loan which  incurred a Realized Loss during the related
      Prepayment  Period,  (i) the loan number,  (ii) the Stated  Principal  Balance of such
      Mortgage  Loan as of the  Cut-off  Date,  (ii) the  Stated  Principal  Balance of such
      Mortgage  Loan  as of  the  beginning  of  the  related  Due  Period,  (iii)  the  Net
      Liquidation  Proceeds  with respect to such  Mortgage  Loan and (iv) the amount of the
      Realized Loss with respect to such Mortgage Loan;

(xi)  with  respect to each Loan Group,  the amount of  Scheduled  Principal  and  Principal
      Prepayments,  (including but separately  identifying the principal amount of principal prepayments,  Insurance  Proceeds,  the purchase price in connection with the purchase of Mortgage Loans,  cash deposits in connection with  substitutions  of Mortgage Loans and Net Liquidation  Proceeds) and the number and principal  balance of Mortgage Loans purchased or substituted  for during the relevant  period and  cumulatively  since the
      Cut-off Date;

(xii) the number of Mortgage Loans  (excluding REO Property) in each Loan Group remaining in the Trust Fund as of the end of the related Prepayment Period;

(xiii)      information  for each Loan Group in the  aggregate  regarding  any Mortgage Loan delinquencies as of the end of the related Prepayment Period,  including the aggregate number and aggregate  Outstanding  Principal  Balance of Mortgage Loans (a) delinquent
      30 to 59 days on a contractual  basis,  (b)  delinquent 60 to 89 days on a contractual basis,  and (c) delinquent 90 or more days on a contractual  basis, in each case as of the close of business on the last Business Day of the immediately preceding month;

(xiv) for each Loan Group the number of Mortgage Loans in the foreclosure  process as of the end of the related Due Period and the aggregate  Outstanding Principal Balance of such
      Mortgage Loans;

(xv)  for each Loan Group the  number and  aggregate  Outstanding  Principal  Balance of all
      Mortgage  Loans as to which the  Mortgaged  Property was REO Property as of the end of
      the related Due Period;

(xvi) the book  value (the sum of (A) the  Outstanding  Principal  Balance  of the  Mortgage
      Loan,  (B)  accrued  interest  through  the date of  foreclosure  and (C)  foreclosure expenses) of any REO  Property in each Loan Group;  provided  that,  in the event that such information is not available to the Securities  Administrator on the Distribution
      Date, such information shall be furnished promptly after it becomes available;

(xvii)      the amount of Realized Losses allocated to each Class of Certificates  since the prior Distribution Date and in the aggregate for all prior Distribution Dates;

(xviii)     the Interest  Carry Forward  Amount and any Basis Risk  Shortfall  Carry Forward
      Amount for each Class of Certificates;

(xix) the amount of such  distribution  to Holders of each Class  allocable  to interest and the portion thereof, if any, provided by the Cap Contracts;

(xx)  the cumulative amount of Applied Realized Loss Amounts to date; and

            (xxi) whether a Trigger Event exists.

      The information  set forth above shall be calculated or reported,  as the case may be, by the  Securities  Administrator,  based  solely  on,  and to the  extent  of,  information
provided  to  the  Securities   Administrator  by  the  Master   Servicer.   The  Securities
Administrator  may  conclusively  rely on such  information  and  shall not be  required  to confirm, verify or recalculate any such information.

      The Securities  Administrator  may make available each month, to any interested party, the monthly  statement to  Certificateholders  via the  Securities  Administrator's  website initially located at  "www.ctslink.com."  Assistance in using the website can be obtained by calling the Securities  Administrator's  customer  service desk at (301)  815-6600.  Parties that are  unable to use the above  distribution  option  are  entitled  to have a paper copy mailed to them via first  class  mail by calling  the  Securities  Administrator's  customer service desk and  indicating  such.  The  Securities  Administrator  shall have the right to change  the way  such  reports  are  distributed  in order to make  such  distribution  more convenient  and/or more accessible to the parties,  and the Securities  Administrator  shall provide timely and adequate notification to all parties regarding any such change.

      To the extent timely  received  from the  Securities  Administrator,  the Trustee will also make monthly statements  available each month to  Certificateholders  via the Trustee's
internet   website.   The  Trustee's   internet   website  will   initially  be  located  at
www.jpmorgan.com/sfr.  Assistance in using the Trustee's  website service can be obtained by calling the Trustee's customer service desk at (877) 722-1095.

(b)   Within a  reasonable  period of time  after  the end of the  preceding  calendar  year beginning in 2005,  the Trustee will furnish such report to each Holder of the  Certificates of  record at any time  during  the  prior  calendar  year as to the  aggregate  of  amounts reported  pursuant to subclauses  (a)(ii) and (a)(v) above with respect to the Certificates, plus  information  with  respect  to the  amount of  servicing  compensation  and such other customary information as the Securities  Administrator may determine and advises the Trustee to be  necessary  and/or to be required by the Internal  Revenue  Service or by a federal or state law or rules or  regulations  to enable such Holders to prepare  their tax returns for such calendar year.  Such  obligations  shall be deemed to have been satisfied to the extent that substantially  comparable information shall be provided by the Securities Administrator or the Trustee pursuant to the requirements of the Code.

Section 6.05      Monthly  Advances.  If the  Scheduled  Payment on a Mortgage Loan that was due on a related Due Date and is  Delinquent  other than as a result of  application  of the
Relief Act and for which the related  Servicer was  required to make an advance  pursuant to the  related  Servicing  Agreement  exceeds  the amount  deposited  in the  Master  Servicer
Collection  Account  which will be used for an advance with respect to such  Mortgage  Loan, the Master  Servicer will deposit in the Master Servicer  Collection  Account not later than the Distribution  Account Deposit Date immediately  preceding the related  Distribution Date an amount equal to such  deficiency,  net of the Servicing Fee for such Mortgage Loan except to the  extent the  Master  Servicer  determines  any such  advance  to be a  Nonrecoverable
Advance.  Subject to the foregoing, the Master Servicer shall continue to make such advances through  the date  that the  related  Servicer  is  required  to do so under  its  Servicing
Agreement.  If the Master Servicer deems an advance to be a Nonrecoverable  Advance,  on the
Distribution   Account  Deposit  Date,  the  Master  Servicer  shall  present  an  Officer's
Certificate  to the  Trustee  (i)  stating  that the  Master  Servicer  elects not to make a
Monthly  Advance in a stated amount and (ii) detailing the reason it deems the advance to be a Nonrecoverable Advance.

Section 6.06      Compensating  Interest Payments.  The Master Servicer shall deposit in the
Master Servicer Collection Account not later than each Distribution  Account Deposit Date an amount equal to the lesser of (i) the sum of the  aggregate  amounts  required to be paid by the Servicers under the Servicing  Agreements with respect to Prepayment Interest Shortfalls for the related  Distribution Date (which,  with respect to Mortgage Loans serviced by GMAC,
shall  only  include   Prepayment   Interest   Shortfalls   relating  to  partial  Principal
Prepayments),  and not so paid by the  related  Servicers  and  (ii)  the  Master  Servicing
Compensation for such Distribution Date (such amount, the "Compensating  Interest Payment").
The Master Servicer shall not be entitled to any reimbursement of any Compensating  Interest
Payment.

ARTICLE VII

                                    The Master Servicer

Section 7.01      Liabilities of the Master  Servicer.  The Master  Servicer shall be liable in accordance herewith only to the extent of the obligations  specifically  imposed upon and undertaken by it herein.

Section 7.02      Merger or Consolidation of the Master Servicer.

      The Master  Servicer  will keep in full force and  effect  its  existence,  rights and franchises  as a  corporation  under  the laws of the state of its  incorporation,  and will obtain and  preserve  its  qualification  to do  business as a foreign  corporation  in each jurisdiction  in which such  qualification  is or shall be necessary to protect the validity and  enforceability of this Agreement,  the Certificates or any of the Mortgage Loans and to
perform its duties under this Agreement.

      Any Person  into  which the  Master  Servicer  may be merged or  consolidated,  or any corporation  resulting from any merger or  consolidation  to which the Master Servicer shall be a party, or any Person  succeeding to the business of the Master  Servicer,  shall be the successor of the Master Servicer hereunder,  without the execution or filing of any paper or further  act on the part of any of the  parties  hereto,  anything  herein  to the  contrary notwithstanding.

Section 7.03      Indemnification  of the Trustee,  the Master  Servicer and the Securities
Administrator.  (a)The Master Servicer agrees to indemnify the Indemnified  Persons for, and to hold them harmless against,  any loss,  liability or expense (including  reasonable legal fees and  disbursements  of  counsel)  incurred  on their  part  that  may be  sustained  in connection  with,  arising out of, or relating to, any claim or legal action  (including any pending or  threatened  claim or legal  action)  relating to this  Agreement,  the Servicing
Agreements,  the  Assignment  Agreements  or the  Certificates  or the  powers  of  attorney delivered by the Trustee hereunder (i) related to the Master  Servicer's  failure to perform its duties in compliance with this Agreement (except as any such loss,  liability or expense shall be otherwise  reimbursable  pursuant to this  Agreement) or (ii) incurred by reason of the Master Servicer's willful misfeasance,  bad faith or gross negligence in the performance of duties hereunder or by reason of reckless  disregard of obligations and duties hereunder, provided,  in each case,  that with respect to any such claim or legal action (or pending or threatened claim or legal action),  the Trustee shall have given the Master Servicer and the
Depositor  written notice thereof promptly after the Trustee shall have with respect to such claim or legal action knowledge  thereof.  The Trustee's  failure to deliver any such notice shall not affect the Trustee's right to indemnification hereunder,  except to the extent the
Master  Servicer is  materially  prejudiced by such failure to give notice.  This  indemnity shall survive the  resignation or removal of the Trustee,  Master Servicer or the Securities
Administrator and the termination of this Agreement.

(b)   The  Depositor  will  indemnify  any  Indemnified  Person for any loss,  liability  or
expense  of  any  Indemnified   Person  not  otherwise  covered  by  the  Master  Servicer's indemnification pursuant to Section (a) above.

Section 7.04      Limitations  on  Liability of the Master  Servicer and Others.  Subject to
the  obligation of the Master  Servicer to indemnify  the  Indemnified  Persons  pursuant to
Section 7.03:

(a)   Neither the Master  Servicer nor any of the directors,  officers,  employees or agents of the  Master  Servicer  shall be under  any  liability  to the  Indemnified  Persons,  the
Depositor,  the Trust Fund or the Certificateholders for taking any action or for refraining from taking any action in good faith pursuant to this Agreement,  or for errors in judgment;
provided,  however,  that this provision  shall not protect the Master  Servicer or any such
Person  against any breach of  warranties  or  representations  made herein or any liability which would otherwise be imposed by reason of such Person's willful  misfeasance,  bad faith or gross  negligence  in the  performance  of duties or by reason of reckless  disregard  of obligations and duties hereunder.

(b)   The  Master  Servicer  and any  director,  officer,  employee  or agent of the  Master
Servicer  may rely in good faith on any document of any kind prima facie  properly  executed and submitted by any Person respecting any matters arising hereunder.

(c)   The Master  Servicer,  the Custodian and any director,  officer,  employee or agent of the Master  Servicer or the Custodian  shall be  indemnified  by the Trust and held harmless thereby  against  any loss,  liability  or  expense  (including  reasonable  legal  fees and disbursements  of counsel)  incurred on their part that may be sustained in connection with, arising  out of, or  related  to,  any  claim or legal  action  (including  any  pending  or threatened  claim or legal  action)  relating to this  Agreement,  the  Certificates  or any
Servicing  Agreement  (except to the extent that the Master  Servicer is  indemnified by the
Servicer  thereunder),  other than (i) any such loss,  liability  or expense  related to the
Master  Servicer's  failure to perform its duties in compliance with this Agreement  (except as any such loss,  liability  or expense  shall be otherwise  reimbursable  pursuant to this
Agreement),  or to the  Custodian's  failure  to  perform  its  duties  under the  Custodial
Agreement,  respectively,  or (ii) any such loss, liability or expense incurred by reason of the Master Servicer's or the Custodian's willful misfeasance,  bad faith or gross negligence in the performance of duties hereunder or under the Custodial Agreement,  as applicable,  or by reason of reckless  disregard of obligations and duties  hereunder or under the Custodial
Agreement, as applicable.

(d)   The Master  Servicer  shall not be under any  obligation  to appear in,  prosecute  or defend any legal action that is not  incidental to its duties under this  Agreement and that in its opinion may involve it in any expense or  liability;  provided,  however,  the Master
Servicer may in its discretion,  with the consent of the Trustee (which consent shall not be unreasonably  withheld),  undertake any such action which it may deem necessary or desirable with  respect to this  Agreement  and the rights  and duties of the  parties  hereto and the interests of the Certificateholders  hereunder.  In such event, the legal expenses and costs of  such  action  and any  liability  resulting  therefrom  shall  be  expenses,  costs  and liabilities  of the Trust Fund,  and the Master  Servicer shall be entitled to be reimbursed therefor out of the Master Servicer  Collection Account as provided by Section 4.03. Nothing in this Section 7.04(d) shall affect the Master  Servicer's  obligation to supervise,  or to take such actions as are  necessary  to ensure,  the  servicing  and  administration  of the
Mortgage Loans pursuant to Section 3.01(a).

(e)   In taking or  recommending  any course of action  pursuant to this  Agreement,  unless specifically required to do so pursuant to this Agreement,  the Master Servicer shall not be required to investigate or make recommendations  concerning potential  liabilities which the
Trust  might incur as a result of such  course of action by reason of the  condition  of the
Mortgaged  Properties  but  shall  give  notice  to the  Trustee  if it has  notice  of such potential liabilities.

(f)   The Master  Servicer  shall not be liable for any acts or omissions  of any  Servicer, except as otherwise expressly provided herein.

Section 7.05      Master  Servicer Not to Resign.  Except as provided in Section  7.07,  the
Master  Servicer  shall not resign  from the  obligations  and duties  hereby  imposed on it except upon a determination  that any such duties hereunder are no longer  permissible under applicable law and such impermissibility cannot be cured. Any such determination  permitting the  resignation  of the Master  Servicer  shall be evidenced  by an Opinion of  Independent
Counsel to such effect delivered to the Trustee.  No such resignation by the Master Servicer shall  become  effective  until EMC or the  Trustee or a  successor  to the Master  Servicer reasonably  satisfactory  to  the  Trustee  shall  have  assumed  the  responsibilities  and obligations  of the Master  Servicer in  accordance  with Section  8.02 hereof.  The Trustee shall notify the Rating Agencies of the resignation of the Master Servicer.

Section 7.06      Successor  Master  Servicer.  In connection  with the  appointment  of any successor  master  servicer or the assumption of the duties of the Master  Servicer,  EMC or the  Trustee  may make such  arrangements  for the  compensation  of such  successor  master servicer  out of payments  on the  Mortgage  Loans as EMC or the Trustee and such  successor master  servicer  shall agree.  If the  successor  master  servicer does not agree that such market value is a fair price,  such successor master servicer shall obtain two quotations of market value from third parties actively engaged in the servicing of single-family  mortgage loans.  Notwithstanding  the  foregoing,  the  compensation  payable to a  successor  master servicer may not exceed the compensation  which the Master Servicer would have been entitled to retain if the Master Servicer had continued to act as Master Servicer hereunder.

Section 7.07      Sale and Assignment of Master Servicing.  The Master Servicer may sell and assign  its rights  and  delegate  its duties  and  obligations  in its  entirety  as Master
Servicer  under this Agreement and EMC may terminate the Master  Servicer  without cause and select a new Master  Servicer;  provided,  however,  that:  (i) the  purchaser or transferee accepting  such  assignment and delegation (a) shall be a Person which shall be qualified to service  mortgage  loans for Fannie Mae or  Freddie  Mac;  (b) shall have a net worth of not less than $10,000,000  (unless  otherwise  approved by each Rating Agency pursuant to clause
(ii) below); (c) shall be reasonably  satisfactory to the Trustee (as evidenced in a writing signed by the Trustee);  and (d) shall  execute and deliver to the Trustee an agreement,  in form and substance reasonably  satisfactory to the Trustee,  which contains an assumption by such  Person  of the due and  punctual  performance  and  observance  of each  covenant  and condition to be performed or observed by it as master  servicer  under this  Agreement,  any custodial  agreement from and after the effective date of such  agreement;  (ii) each Rating
Agency shall be given prior written notice of the identity of the proposed  successor to the
Master Servicer and each Rating Agency's  rating of the  Certificates in effect  immediately prior  to such  assignment,  sale  and  delegation  will  not be  downgraded,  qualified  or withdrawn as a result of such assignment,  sale and delegation,  as evidenced by a letter to such effect  delivered to the Master  Servicer and the  Trustee;  (iii) the Master  Servicer
assigning  and  selling  the master  servicing  shall  deliver to the  Trustee an  Officer's
Certificate  and an Opinion of Independent  Counsel  addressed to the Trustee,  each stating that all  conditions  precedent to such action under this  Agreement have been completed and such action is permitted by and complies with the terms of this  Agreement;  and (iv) in the event the Master  Servicer is terminated  without cause by EMC, EMC shall pay the terminated
Master Servicer a termination fee equal to 0.25% of the aggregate Stated  Principal  Balance of the Mortgage Loans at the time the master  servicing of the Mortgage Loans is transferred to the  successor  Master  Servicer.  No such  assignment  or  delegation  shall  affect any liability of the Master Servicer arising prior to the effective date thereof.

ARTICLE VIII

                                          Default

Section 8.01      Events of Default.  "Event of Default,"  wherever  used herein,  means any one of the  following  events  (whatever the reason for such Event of Default and whether it shall be  voluntary  or  involuntary  or be effected by  operation of law or pursuant to any judgment,  decree  or  order  of  any  court  or  any  order,  rule  or  regulation  of  any administrative  or  governmental  body)  and only  with  respect  to the  defaulting  Master
Servicer:

(i)   The Master  Servicer  fails to cause to be deposited in the  Distribution  Account any amount so required to be deposited  pursuant to this  Agreement  (other than a Monthly
      Advance),  and such failure  continues  unremedied for a period of three Business Days after the date upon which  written  notice of such  failure,  requiring the same to be remedied, shall have been given to the Master Servicer; or

(ii)  The Master  Servicer  fails to observe or perform in any  material  respect  any other material  covenants and  agreements set forth in this Agreement to be performed by it, which  covenants and agreements  materially  affect the rights of  Certificateholders, and such failure continues  unremedied for a period of 60 days after the date on which written  notice of such failure,  properly  requiring  the same to be remedied,  shall have been given to the Master  Servicer by the Trustee or to the Master  Servicer  and
      the Trustee by the Holders of Certificates  evidencing  Fractional Undivided Interests aggregating not less than 25% of the Trust Fund; or

(iii) There is entered  against  the Master  Servicer a decree or order by a court or agency or supervisory  authority having jurisdiction in the premises for the appointment of a
      conservator,  receiver  or  liquidator  in  any  insolvency,   readjustment  of  debt,
      marshaling of assets and liabilities or similar proceedings,  or for the winding up or liquidation  of its  affairs,  and the  continuance  of any  such  decree  or order is unstayed and in effect for a period of 60 consecutive  days, or an involuntary case is
      commenced   against  the  Master   Servicer   under  any   applicable   insolvency  or
      reorganization  statute  and the  petition is not  dismissed  within 60 days after the commencement of the case; or

(iv)  The Master  Servicer  consents  to the  appointment  of a  conservator  or receiver or liquidator  in  any  insolvency,  readjustment  of  debt,  marshaling  of  assets  and liabilities  or  similar  proceedings  of  or  relating  to  the  Master  Servicer  or substantially  all of its  property;  or the Master  Servicer  admits in  writing  its inability  to pay its debts  generally  as they become  due,  files a petition to take advantage of any applicable insolvency or reorganization  statute, makes an assignment for the benefit of its creditors, or voluntarily suspends payment of its obligations;

(v)   The Master Servicer  assigns or delegates its duties or rights under this Agreement in contravention  of the  provisions  permitting  such  assignment  or  delegation  under
      Sections 7.05 or 7.07; or

(vi)  The Master Servicer fails to deposit,  or cause to be deposited,  in the  Distribution
      Account any Monthly  Advance  (other than a  Nonrecoverable  Advance) by 5:00 p.m. New
      York City time on the Distribution Account Deposit Date.

In each and every such case,  so long as such  Event of Default  with  respect to the Master
Servicer  shall not have been  remedied,  either the Trustee or the Holders of  Certificates evidencing  Fractional Undivided Interests aggregating not less than 51% of the principal of the Trust Fund, by notice in writing to the Master  Servicer (and to the Trustee if given by such  Certificateholders),  with a copy to the Rating Agencies, and with the consent of EMC, may  terminate all of the rights and  obligations  (but not the  liabilities)  of the Master
Servicer  under this  Agreement  and in and to the  Mortgage  Loans  and/or the REO Property
serviced by the Master  Servicer  and the proceeds  thereof.  Upon the receipt by the Master
Servicer of the written  notice,  all authority and power of the Master  Servicer under this
Agreement,  whether with respect to the  Certificates,  the Mortgage Loans,  REO Property or
under any other  related  agreements  (but only to the  extent  that such  other  agreements relate to the  Mortgage  Loans or related  REO  Property)  shall,  subject to Section  8.02, automatically  and without  further action pass to and be vested in the Trustee  pursuant to this Section 8.01; and, without  limitation,  the Trustee is hereby authorized and empowered to execute and deliver,  on behalf of the Master Servicer as  attorney-in-fact or otherwise, any and all  documents  and other  instruments  and to do or  accomplish  all other  acts or things  necessary  or  appropriate  to effect the  purposes of such  notice of  termination, whether to complete the transfer and  endorsement  or assignment  of the Mortgage  Loans and related  documents,  or otherwise.  The Master Servicer agrees to cooperate with the Trustee in effecting the  termination of the Master  Servicer's  rights and  obligations  hereunder, including,  without limitation,  the transfer to the Trustee of (i) the property and amounts which are then or should be part of the Trust or which thereafter  become part of the Trust;
and (ii) originals or copies of all documents of the Master  Servicer  reasonably  requested by the Trustee to enable it to assume the Master Servicer's duties  thereunder.  In addition to any other amounts which are then, or,  notwithstanding  the termination of its activities under this Agreement,  may become payable to the Master  Servicer under this Agreement,  the
Master  Servicer  shall be entitled to receive,  out of any amount  received on account of a
Mortgage  Loan or related REO Property,  that portion of such  payments  which it would have received as reimbursement  under this Agreement if notice of termination had not been given.
The  termination of the rights and  obligations of the Master  Servicer shall not affect any obligations incurred by the Master Servicer prior to such termination.

      Notwithstanding  the  foregoing,  if an Event of Default  described  in clause (vi) of this  Section  8.01  shall  occur,  the  Trustee  shall,  by notice in writing to the Master
Servicer,  which may be delivered by telecopy,  immediately  terminate all of the rights and obligations of the Master  Servicer  thereafter  arising under this  Agreement,  but without prejudice to any rights it may have as a  Certificateholder  or to  reimbursement of Monthly
Advances  and other  advances  of its own funds,  and the  Trustee  shall act as provided in
Section 8.02 to carry out the duties of the Master  Servicer,  including  the  obligation to make any Monthly  Advance,  the  nonpayment  of which was an Event of Default  described  in clause (vi) of this Section 8.01.  Any such action taken by the Trustee must be prior to the distribution on the relevant Distribution Date.

Section 8.02      Trustee to Act;  Appointment  of  Successor.  (a)Upon  the  receipt by the
Master  Servicer  of a notice of  termination  pursuant  to  Section  8.01 or an  Opinion of
Independent  Counsel  pursuant  to Section  7.05 to the effect  that the Master  Servicer is legally  unable to act or to delegate  its duties to a Person  which is legally able to act, the Trustee shall automatically  become the successor in all respects to the Master Servicer in its capacity under this Agreement and the  transactions  set forth or provided for herein and shall  thereafter  be  subject  to all the  responsibilities,  duties,  liabilities  and limitations on liabilities  relating  thereto placed on the Master Servicer by the terms and provisions  hereof;  provided,  however,  that EMC  shall  have  the  right  to  either  (a)
immediately  assume the  duties of the Master  Servicer  or (b)  select a  successor  Master
Servicer;  provided further,  however,  that the Trustee shall have no obligation whatsoever with respect to any liability  (other than advances  deemed  recoverable  and not previously made)  incurred  by  the  Master  Servicer  at or  prior  to the  time  of  termination.  As compensation  therefor,  but  subject to Section  7.06,  the  Trustee  shall be  entitled to compensation  which the Master  Servicer  would have been  entitled  to retain if the Master
Servicer had continued to act  hereunder,  except for those amounts due the Master  Servicer as  reimbursement  permitted  under this Agreement for advances  previously made or expenses previously  incurred.  Notwithstanding  the above, the Trustee may, if it shall be unwilling so to act,  or shall,  if it is legally  unable so to act,  appoint  or  petition a court of competent  jurisdiction  to appoint,  any established  housing and home finance  institution which is a Fannie Mae- or Freddie Mac-approved  servicer, and with respect to a successor to the Master Servicer only, having a net worth of not less than $10,000,000,  as the successor
to  the  Master   Servicer   hereunder  in  the  assumption  of  all  or  any  part  of  the responsibilities,  duties or liabilities of the Master Servicer  hereunder;  provided,  that the Trustee shall obtain a letter from each Rating Agency that the ratings,  if any, on each of the  Certificates  will not be lowered as a result of the  selection of the  successor to the Master Servicer.  Pending  appointment of a successor to the Master Servicer  hereunder, the Trustee  shall act in such capacity as  hereinabove  provided.  In connection  with such appointment and assumption,  the Trustee may make such  arrangements for the compensation of such successor out of payments on the Mortgage  Loans as it and such successor  shall agree;
provided,  however,  that the provisions of Section 7.06 shall apply, the compensation shall not be in excess of that to which the Master  Servicer  would have been  entitled  to if the
Master Servicer had continued to act hereunder,  and that such successor shall undertake and assume the  obligations of the Trustee to pay  compensation to any third Person acting as an agent or  independent  contractor in the  performance of master  servicing  responsibilities hereunder.  The Trustee and such  successor  shall take such  action,  consistent  with this
Agreement, as shall be necessary to effectuate any such succession.

(b)   If the  Trustee  shall  succeed to any duties of the Master  Servicer  respecting  the
Mortgage  Loans as provided  herein,  it shall do so in a separate  capacity  and not in its capacity as Trustee and, accordingly,  the provisions of Article IX shall be inapplicable to the Trustee in its duties as the  successor to the Master  Servicer in the  servicing of the
Mortgage  Loans  (although  such  provisions  shall  continue to apply to the Trustee in its capacity as  Trustee);  the  provisions  of Article VII,  however,  shall apply to it in its capacity as successor master servicer.

Section 8.03      Notification  to  Certificateholders.  Upon any termination or appointment of a successor to the Master Servicer,  the Trustee shall give prompt written notice thereof to  Certificateholders  at their respective  addresses appearing in the Certificate Register and to the Rating Agencies.

Section 8.04      Waiver  of  Defaults.   The  Trustee   shall   transmit  by  mail  to  all
Certificateholders,  within 60 days after the  occurrence  of any Event of Default  actually known to a Responsible Officer of the Trustee,  unless such Event of Default shall have been cured,  notice of each  such  Event of  Default.  The  Holders  of  Certificates  evidencing
Fractional  Undivided  Interests  aggregating  not less than 51% of the Trust  Fund may,  on behalf  of  all  Certificateholders,  waive  any  default  by  the  Master  Servicer  in the performance of its obligations hereunder and the consequences  thereof,  except a default in the  making of or the  causing to be made any  required  distribution  on the  Certificates, which default may only be waived by Holders of Certificates  evidencing Fractional Undivided
Interests  aggregating 100% of the Trust Fund. Upon any such waiver of a past default,  such default shall be deemed to cease to exist, and any Event of Default arising  therefrom shall be deemed to have been timely remedied for every purpose of this  Agreement.  No such waiver shall  extend to any  subsequent  or other  default or impair any right  consequent  thereon except to the extent  expressly so waived.  The Trustee shall give notice of any such waiver to the Rating Agencies.

Section 8.05      List  of  Certificateholders.  Upon  written  request  of  three  or  more
Certificateholders  of record, for purposes of communicating  with other  Certificateholders
with  respect  to  their  rights  under  this  Agreement,   the  Trustee  will  afford  such
Certificateholders   access   during   business   hours   to  the   most   recent   list  of
Certificateholders held by the Trustee.

ARTICLE IX

                  Concerning the Trustee and the Securities Administrator

Section 9.01      Duties of Trustee.  (a)The Trustee, prior to the occurrence of an Event of
Default  and after the curing or waiver of all Events of  Default  which may have  occurred, and the Securities  Administrator each undertake to perform such duties and only such duties as are  specifically set forth in this Agreement as duties of the Trustee and the Securities
Administrator,  respectively.  If an Event of Default has occurred and has not been cured or waived,  the  Trustee  shall  exercise  such of the rights  and powers  vested in it by this
Agreement,  and  subject to Section  8.02(b)  use the same degree of care and skill in their exercise,  as a prudent person would exercise under the  circumstances in the conduct of his own affairs.

(b)   Upon  receipt  of  all  resolutions,   certificates,  statements,  opinions,  reports,
documents,  orders or other instruments  which are specifically  required to be furnished to the Trustee and the Securities  Administrator  pursuant to any provision of this  Agreement, the Trustee and the Securities Administrator,  respectively, shall examine them to determine whether they are in the form required by this  Agreement;  provided,  however,  that neither the  Trustee nor the  Securities  Administrator  shall be  responsible  for the  accuracy or content of any resolution,  certificate,  statement,  opinion,  report,  document,  order or other instrument furnished hereunder;  provided,  further,  that neither the Trustee nor the
Securities  Administrator  shall be  responsible  for the  accuracy or  verification  of any calculation provided to it pursuant to this Agreement.

(c)   On each Distribution Date, the Trustee shall make monthly  distributions and the final distribution to the  Certificateholders  from funds in the Distribution  Account as provided
in  Sections  6.01  and  10.01  herein  based  solely  on  the  report  of  the   Securities
Administrator.

(d)   No  provision  of this  Agreement  shall be  construed  to relieve  the Trustee or the
Securities  Administrator  from  liability for its own negligent  action,  its own negligent failure to act or its own willful misconduct; provided, however, that:

(i)   Prior to the occurrence of an Event of Default,  and after the curing or waiver of all such Events of Default  which may have  occurred,  the duties and  obligations  of the
      Trustee and the  Securities  Administrator  shall be determined  solely by the express provisions of this  Agreement,  neither the Trustee nor the  Securities  Administrator shall be liable except for the performance of their respective  duties and obligations as are specifically set forth in this Agreement,  no implied  covenants or obligations shall be read into this Agreement against the Trustee or the Securities  Administrator and,  in the  absence  of bad  faith  on the  part of the  Trustee  or the  Securities
      Administrator,   respectively,   the   Trustee   or  the   Securities   Administrator,
      respectively,  may  conclusively  rely,  as to the  truth  of the  statements  and the correctness  of the opinions  expressed  therein,  upon any  certificates  or opinions
      furnished  to  the  Trustee  or  the  Securities  Administrator,   respectively,   and
      conforming to the requirements of this Agreement;

(ii)  Neither  the  Trustee  nor  the  Securities  Administrator  shall  be  liable  in  its individual  capacity  for an error of  judgment  made in good  faith by a  Responsible
      Officer or  Responsible  Officers  of the  Trustee  or an  officer  of the  Securities
      Administrator,  respectively,  unless  it shall be  proved  that  the  Trustee  or the
      Securities  Administrator,  respectively,  was negligent in ascertaining the pertinent facts;

(iii) Neither the Trustee nor the Securities  Administrator  shall be liable with respect to any action  taken,  suffered or omitted to be taken by it in good faith in  accordance with the directions of the Holders of  Certificates  evidencing  Fractional  Undivided
      Interests  aggregating  not  less  than  25% of the  Trust  Fund,  if such  action  or non-action  relates to the time, method and place of conducting any proceeding for any remedy  available to the Trustee or the  Securities  Administrator,  respectively,  or exercising  any trust or other  power  conferred  upon the  Trustee or the  Securities
      Administrator, respectively, under this Agreement;

(iv)  The  Trustee  shall not be  required  to take  notice  or be deemed to have  notice or knowledge  of any  default or Event of  Default  unless a  Responsible  Officer of the
      Trustee's  Corporate Trust Office shall have actual knowledge thereof.  In the absence of such notice, the Trustee may conclusively  assume there is no such default or Event of Default;

(v)   The  Trustee  shall not in any way be liable  by  reason of any  insufficiency  in any
      Account  held by or in the  name of  Trustee  unless  it is  determined  by a court of competent  jurisdiction that the Trustee's gross negligence or willful  misconduct was the  primary  cause of such  insufficiency  (except to the extent  that the Trustee is obligor and has defaulted thereon);

(vi)  Anything in this  Agreement  to the  contrary  notwithstanding,  in no event shall the
      Trustee  or  the  Securities   Administrator  be  liable  for  special,   indirect  or
      consequential  loss or damage of any kind  whatsoever  (including  but not  limited to lost profits), even if the Trustee or the Securities Administrator,  respectively, has been advised of the  likelihood  of such loss or damage and  regardless of the form of action;

(vii) None of the Securities  Administrator,  the Depositor, the Master Servicer, EMC or the
      Trustee  shall  be  responsible  for the  acts or  omissions  of the  other,  it being understood that this Agreement  shall not be construed to render them partners,  joint venturers or agents of one another; and

(viii)      Neither  the  Trustee  nor the  Securities  Administrator  shall be  required to expend  or  risk  its  own  funds  or  otherwise  incur  financial  liability  in  the performance  of any of its duties  hereunder,  or in the exercise of any of its rights or powers,  if there is  reasonable  ground for  believing  that the repayment of such funds or adequate  indemnity against such risk or liability is not reasonably  assured to it,  and none of the  provisions  contained  in this  Agreement  shall in any event require the Trustee or the Securities  Administrator to perform, or be responsible for the manner of performance  of, any of the obligations of the Master Servicer under the
      Agreement,  except during such time, if any, as the Trustee shall be the successor to, and be vested with the rights,  duties,  powers and privileges of, the Master Servicer in accordance with the terms of this Agreement.

(e)   All  funds  received  by the  Master  Servicer  and the  Trustee  and  required  to be deposited in the Master Servicer  Collection  Account or the  Distribution  Account,  as the
case may be,  pursuant  to this  Agreement  will be  promptly  so  deposited  by the  Master
Servicer and the Trustee.

(f)   Except for those actions that the Trustee or the Securities  Administrator is required to take  hereunder,  neither  the Trustee nor the  Securities  Administrator  shall have any obligation  or liability  to take any action or to refrain from taking any action  hereunder in the absence of written direction as provided hereunder.

Section 9.02      Certain  Matters  Affecting the Trustee and the Securities  Administrator.
Except as otherwise provided in Section 9.01:

(a)   The  Trustee  and the  Securities  Administrator  may rely and shall be  protected  in acting or refraining from acting in reliance on any resolution,  certificate of a Depositor,
Master Servicer or Servicer,  certificate of auditors or any other  certificate,  statement, instrument,  opinion,  report, notice, request,  consent,  order,  appraisal,  bond or other paper or document  believed by it to be genuine and to have been signed or  presented by the proper party or parties;

(b)   The Trustee and the Securities  Administrator  may consult with counsel and any advice of such  counsel or any  Opinion of Counsel  shall be full and  complete  authorization  and protection  with  respect to any action taken or suffered or omitted by it hereunder in good faith and in accordance with such advice or Opinion of Counsel;

(c)   Neither the Trustee nor the Securities  Administrator shall be under any obligation to exercise  any of the  trusts  or  powers  vested  in it by this  Agreement,  other  than its obligation to give notices  pursuant to this Agreement,  or to institute,  conduct or defend any litigation hereunder or in relation hereto at the request,  order or direction of any of
the  Certificateholders   pursuant  to  the  provisions  of  this  Agreement,   unless  such
Certificateholders  shall have  offered to the  Trustee  reasonable  security  or  indemnity against  the costs,  expenses  and  liabilities  which may be  incurred  therein or thereby.
Nothing  contained herein shall,  however,  relieve the Trustee of the obligation,  upon the occurrence of an Event of Default of which a  Responsible  Officer of the Trustee has actual knowledge  (which has not been cured or  waived),  subject to Section  8.02(b),  to exercise such of the rights and powers vested in it by this Agreement,  and to use the same degree of
care  and  skill  in  their  exercise,   as  a  prudent  person  would  exercise  under  the
circumstances in the conduct of his own affairs;

(d)   Prior to the  occurrence  of an Event of  Default  hereunder  and after the  curing or waiver of all  Events of  Default  which may have  occurred,  neither  the  Trustee  nor the
Securities  Administrator  shall be liable in its individual  capacity for any action taken, suffered or omitted by it in good faith and  believed by it to be  authorized  or within the discretion or rights or powers conferred upon it by this Agreement;

(e)   Neither  the  Trustee  nor the  Securities  Administrator  shall  be bound to make any investigation  into the facts or matters stated in any resolution,  certificate,  statement, instrument,  opinion, report, notice, request, consent, order, approval, bond or other paper or  document,  unless  requested in writing to do so by Holders of  Certificates  evidencing
Fractional Undivided Interests  aggregating not less than 25% of the Trust Fund and provided that the payment within a reasonable  time to the Trustee or the  Securities  Administrator, as  applicable,  of the costs,  expenses or  liabilities  likely to be incurred by it in the making  of  such  investigation  is,  in the  opinion  of  the  Trustee  or  the  Securities
Administrator,  as  applicable,   reasonably  assured  to  the  Trustee  or  the  Securities
Administrator,  as  applicable,  by  the  security  afforded  to it by  the  terms  of  this
Agreement.  The Trustee or the Securities  Administrator  may require  reasonable  indemnity against such expense or liability as a condition to taking any such action.  The  reasonable expense of every such  examination  shall be paid by the  Certificateholders  requesting the investigation;

(f)   The Trustee and the Securities  Administrator  may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or through  Affiliates,  agents or attorneys;  provided,  however,  that the  Trustee  may not appoint any agent to perform its custodial  functions with respect to the Mortgage Files or paying agent functions under this
Agreement  without the express  written consent of the Master  Servicer,  which consent will not be unreasonably withheld.  Neither the Trustee nor the Securities Administrator shall be liable or  responsible  for the  misconduct  or  negligence  of any of the  Trustee's or the
Securities  Administrator's  agents or attorneys  or a custodian  or paying agent  appointed hereunder by the Trustee or the Securities  Administrator  with due care and, when required, with the consent of the Master Servicer;

(g)   Should  the  Trustee  or the  Securities  Administrator  deem the nature of any action required on its part,  other than a payment or  transfer  under  Section  4.01(b) or Section
4.02, to be unclear, the Trustee or the Securities Administrator,  respectively, may require prior  to  such  action  that  it be  provided  by the  Depositor  with  reasonable  further instructions;

(h)   The right of the Trustee or the Securities  Administrator to perform any discretionary act enumerated in this  Agreement  shall not be construed as a duty, and neither the Trustee nor the  Securities  Administrator  shall be  accountable  for other than its  negligence or willful misconduct in the performance of any such act;

(i)   Neither  the Trustee nor the  Securities  Administrator  shall be required to give any bond or surety  with  respect to the  execution  of the trust  created  hereby or the powers granted hereunder, except as provided in Section 9.07; and

(j)   Neither the Trustee nor the  Securities  Administrator  shall have any duty to conduct any  affirmative  investigation  as  to  the  occurrence  of  any  condition  requiring  the repurchase  of any  Mortgage  Loan by the Seller  pursuant  to the  Mortgage  Loan  Purchase
Agreement or this  Agreement,  as  applicable,  or the  eligibility of any Mortgage Loan for purposes of this Agreement.

Section 9.03      Trustee  and  Securities  Administrator  Not Liable for  Certificates  or
Mortgage  Loans.  The  recitals  contained  herein and in the  Certificates  (other than the signature and  countersignature  of the Trustee on the  Certificates)  shall be taken as the statements of the Depositor,  and neither the Trustee nor the Securities Administrator shall have any  responsibility  for their  correctness.  Neither the  Trustee  nor the  Securities
Administrator   makes  any   representation  as  to  the  validity  or  sufficiency  of  the
Certificates  (other  than  the  signature  and  countersignature  of  the  Trustee  on  the
Certificates)  or of any  Mortgage  Loan except as expressly  provided in Sections  2.02 and
2.05 hereof;  provided,  however,  that the  foregoing  shall not relieve the Trustee of the obligation to review the Mortgage  Files  pursuant to Sections 2.02 and 2.04.  The Trustee's signature and  countersignature (or countersignature of its agent) on the Certificates shall be  solely  in its  capacity  as  Trustee  and  shall not  constitute  the  Certificates  an obligation  of the Trustee in any other  capacity.  Neither  the Trustee nor the  Securities
Administrator  shall be  accountable  for the use or  application by the Depositor of any of the Certificates or of the proceeds of such  Certificates,  or for the use or application of any  funds  paid to the  Depositor  with  respect  to the  Mortgage  Loans.  Subject  to the provisions of Section 2.05,  neither the Trustee nor the Securities  Administrator  shall be responsible  for the legality or validity of this  Agreement  or any document or  instrument relating to this  Agreement,  the  validity of the  execution  of this  Agreement  or of any supplement hereto or instrument of further assurance, or the validity, priority,  perfection or  sufficiency  of the security  for the  Certificates  issued  hereunder or intended to be issued  hereunder.  Neither the Trustee nor the Securities  Administrator  shall at any time have any  responsibility  or  liability  for or with respect to the  legality,  validity and enforceability  of any Mortgage or any Mortgage  Loan, or the perfection and priority of any
Mortgage or the maintenance of any such  perfection and priority,  or for or with respect to the  sufficiency of the Trust Fund or its ability to generate the payments to be distributed to  Certificateholders,  under  this  Agreement.  Neither  the  Trustee  nor the  Securities
Administrator  shall  have any  responsibility  for  filing any  financing  or  continuation statement  in any  public  office  at any  time or to  otherwise  perfect  or  maintain  the perfection  of any  security  interest  or lien  granted to it  hereunder  or to record this
Agreement other than any  continuation  statements  filed by the Trustee pursuant to Section
3.20.

Section 9.04      Trustee and Securities  Administrator  May Own  Certificates.  The Trustee
and the Securities  Administrator  in its individual  capacity or in any capacity other than as Trustee  hereunder  may become  the owner or  pledgee of any  Certificates  with the same rights it would have if it were not Trustee or the Securities Administrator,  as applicable, and may otherwise deal with the parties hereto.

Section 9.05      Trustee's and Securities  Administrator's Fees and Expenses.  The fees and expenses of the Trustee and the Securities  Administrator shall be paid in accordance with a side letter agreement between the Trustee and the Master Servicer. In addition,  the Trustee and the  Securities  Administrator  will be  entitled  to recover  from the Master  Servicer
Collection  Account  pursuant  to  Section  4.03  all  reasonable   out-of-pocket  expenses,
disbursements   and  advances   and  the   expenses  of  the  Trustee  and  the   Securities
Administrator,  respectively,  in connection  with any Event of Default,  any breach of this
Agreement or any claim or legal action  (including any pending or threatened  claim or legal action) incurred or made by the Trustee or the Securities  Administrator,  respectively,  in the administration of the trusts hereunder (including the reasonable compensation,  expenses and  disbursements  of its counsel) except any such expense,  disbursement or advance as may arise from its negligence or intentional  misconduct or which is the  responsibility  of the
Certificateholders.  If funds in the Master  Servicer  Collection  Account are  insufficient therefor, the Trustee and the Securities  Administrator shall recover such expenses from the
Depositor.  Such  compensation  and  reimbursement  obligation  shall not be  limited by any provision of law in regard to the compensation of a trustee of an express trust.

Section 9.06      Eligibility  Requirements  for Trustee and Securities  Administrator.  The
Trustee  and any  successor  Trustee  and the  Securities  Administrator  and any  successor
Securities  Administrator shall during the entire duration of this Agreement be a state bank or trust company or a national  banking  association  organized and doing business under the laws of such state or the United States of America,  authorized  under such laws to exercise corporate trust powers,  having a combined  capital and surplus and undivided  profits of at least  $40,000,000  or,  in  the  case  of a  successor  Trustee,  $50,000,000,  subject  to supervision or  examination  by federal or state  authority and, in the case of the Trustee, rated  "BBB" or higher by Fitch with  respect to their  long-term  rating and rated "BBB" or higher by Standard & Poor's and "Baa2" or higher by Moody's with respect to any  outstanding long-term  unsecured  unsubordinated  debt,  and,  in the  case of a  successor  Trustee  or successor Securities  Administrator other than pursuant to Section 9.10, rated in one of the two highest  long-term debt  categories  of, or otherwise  acceptable to, each of the Rating
Agencies.  If the Trustee publishes reports of condition at least annually,  pursuant to law or to the  requirements of the aforesaid  supervising or examining  authority,  then for the purposes of this Section 9.06 the combined capital and surplus of such corporation  shall be deemed to be its total  equity  capital  (combined  capital and surplus) as set forth in its most  recent  report of  condition  so  published.  In case at any time the  Trustee  or the
Securities  Administrator  shall cease to be eligible in accordance  with the  provisions of this Section 9.06, the Trustee or the Securities  Administrator  shall resign immediately in the manner and with the effect specified in Section 9.08.

Section 9.07      Insurance.  The Trustee  and the  Securities  Administrator,  at their own expense,  shall at all times  maintain  and keep in full  force  and  effect:  (i)  fidelity insurance,  (ii) theft of documents  insurance  and (iii)  forgery  insurance  (which may be collectively  satisfied by a "Financial Institution Bond" and/or a "Bankers' Blanket Bond").
All such insurance shall be in amounts,  with standard  coverage and subject to deductibles, as are customary for insurance  typically  maintained by banks or their affiliates which act as custodians for investor-owned  mortgage pools. A certificate of an officer of the Trustee or the  Securities  Administrator  as to the  Trustee's or the  Securities  Administrator's,
respectively,  compliance with this Section 9.07 shall be furnished to any Certificateholder upon reasonable written request.

Section 9.08      Resignation  and  Removal of the  Trustee  and  Securities  Administrator.
(a)The  Trustee and the  Securities  Administrator  may at any time resign and be discharged from the Trust hereby  created by giving  written  notice  thereof to the  Depositor and the
Master  Servicer,  with a copy  to the  Rating  Agencies.  Upon  receiving  such  notice  of resignation,  the  Depositor  shall  promptly  appoint  a  successor  Trustee  or  successor
Securities Administrator,  as applicable, by written instrument, in triplicate,  one copy of which  instrument  shall  be  delivered  to  each of the  resigning  Trustee  or  Securities
Administrator,  as  applicable,  the  successor  Trustee  or  Securities  Administrator,  as applicable.  If no  successor  Trustee  or  Securities  Administrator  shall  have  been  so appointed  and have accepted  appointment  within 30 days after the giving of such notice of resignation,  the resigning  Trustee or Securities  Administrator  may petition any court of
competent   jurisdiction   for  the  appointment  of  a  successor   Trustee  or  Securities
Administrator.

(b)   If at any time the Trustee or the Securities  Administrator shall cease to be eligible in  accordance  with the  provisions  of Section 9.06 and shall fail to resign after written request  therefor  by the  Depositor  or if at  any  time  the  Trustee  or  the  Securities
Administrator  shall  become  incapable  of  acting,  or shall be  adjudged  a  bankrupt  or insolvent, or a receiver of the Trustee or the Securities  Administrator,  as applicable, or of its property  shall be appointed,  or any public  officer shall take charge or control of the Trustee or the Securities  Administrator,  as applicable,  or of its property or affairs for the purpose of  rehabilitation,  conservation or  liquidation,  then the Depositor shall promptly  remove the Trustee,  or shall be entitled to remove the Securities  Administrator, as applicable,  and appoint a successor Trustee or Securities Administrator,  as applicable, by written  instrument,  in triplicate,  one copy of which  instrument shall be delivered to each of the Trustee or Securities  Administrator,  as applicable,  so removed, the successor
Trustee or Securities Administrator, as applicable.

(c)   The Holders of Certificates  evidencing Fractional Undivided Interests aggregating not less  than 51% of the  Trust  Fund may at any time  remove  the  Trustee  or the  Securities
Administrator  and  appoint a  successor  Trustee  or  Securities  Administrator  by written
instrument   or   instruments,   in   quadruplicate,   signed  by  such   Holders  or  their
attorneys-in-fact duly authorized,  one complete set of which instruments shall be delivered to the  Depositor,  the Master  Servicer,  the Securities  Administrator  (if the Trustee is
removed),  the Trustee (if the  Securities  Administrator  is  removed),  and the Trustee or
Securities  Administrator  so removed and the successor so appointed.  In the event that the
Trustee or Securities  Administrator is removed by the Holders of Certificates in accordance with this Section 9.08(c),  the Holders of such Certificates shall be responsible for paying any compensation  payable to a successor Trustee or successor Securities  Administrator,  in
excess  of  the  amount  paid  to  the   predecessor   Trustee  or  predecessor   Securities
Administrator, as applicable.

(d)   No  resignation  or  removal  of the  Trustee  or  the  Securities  Administrator  and
appointment  of a  successor  Trustee or  Securities  Administrator  pursuant  to any of the provisions  of this Section  9.08 shall  become  effective  except upon  appointment  of and acceptance of such  appointment  by the successor  Trustee or  Securities  Administrator  as provided in Section 9.09.

Section 9.09      Successor   Trustee  and  Successor   Securities   Administrator.   (a)Any
successor  Trustee or Securities  Administrator  appointed as provided in Section 9.08 shall execute,  acknowledge  and  deliver  to the  Depositor  and to its  predecessor  Trustee  or
Securities   Administrator  an  instrument   accepting  such  appointment   hereunder.   The
resignation or removal of the  predecessor  Trustee or Securities  Administrator  shall then become  effective  and such  successor  Trustee or  Securities  Administrator,  without  any further act,  deed or  conveyance,  shall  become fully vested with all the rights,  powers, duties and  obligations  of its  predecessor  hereunder,  with like effect as if  originally named as Trustee or Securities  Administrator  herein. The predecessor Trustee or Securities
Administrator  shall after payment of its outstanding fees and expenses  promptly deliver to the successor Trustee or Securities Administrator,  as applicable, all assets and records of the Trust held by it hereunder,  and the Depositor and the predecessor Trustee or Securities
Administrator,  as applicable,  shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly  vesting and confirming in the successor Trustee or Securities Administrator,  as applicable,  all such rights, powers, duties and obligations.

(b)   No successor Trustee or Securities  Administrator shall accept appointment as provided in this  Section  9.09  unless at the time of such  acceptance  such  successor  Trustee  or
Securities Administrator shall be eligible under the provisions of Section 9.06.

(c)   Upon acceptance of appointment by a successor  Trustee or Securities  Administrator as provided in this Section 9.09, the successor Trustee or Securities  Administrator shall mail notice of the  succession  of such  Trustee or  Securities  Administrator  hereunder  to all
Certificateholders  at  their  addresses  as shown in the  Certificate  Register  and to the
Rating  Agencies.  EMC  shall  pay the  cost of any  mailing  by the  successor  Trustee  or
Securities Administrator.

Section 9.10      Merger or Consolidation of Trustee or Securities Administrator.  Any state bank or trust  company  or  national  banking  association  into  which the  Trustee  or the
Securities  Administrator may be merged or converted or with which it may be consolidated or any state bank or trust company or national banking  association  resulting from any merger,
conversion  or  consolidation  to  which  the  Trustee  or  the  Securities   Administrator,
respectively,  shall be a party,  or any state  bank or trust  company or  national  banking association  succeeding to all or  substantially  all of the corporate trust business of the
Trustee  or the  Securities  Administrator,  respectively,  shall  be the  successor  of the
Trustee or the Securities Administrator,  respectively,  hereunder, provided such state bank or trust company or national banking  association  shall be eligible under the provisions of
Section 9.06.  Such  succession  shall be valid without the execution or filing of any paper or any  further  act on the  part  of any of the  parties  hereto,  anything  herein  to the contrary notwithstanding.

Section 9.11      Appointment  of Co-Trustee  or Separate  Trustee.  (a)Notwithstanding  any
other provisions  hereof, at any time, for the purpose of meeting any legal  requirements of any  jurisdiction  in which any part of the Trust or property  constituting  the same may at the time be located,  the Depositor and the Trustee  acting jointly shall have the power and shall  execute and deliver all  instruments  to appoint one or more Persons  approved by the
Trustee and the Depositor to act as co-trustee or co-trustees,  jointly with the Trustee, or separate trustee or separate trustees,  of all or any part of the Trust, and to vest in such
Person or Persons,  in such  capacity,  such title to the Trust,  or any part thereof,  and, subject to the other  provisions of this Section  9.11,  such powers,  duties,  obligations, rights and trusts as the Depositor and the Trustee may consider necessary or desirable.

(b)   If the Depositor  shall not have joined in such  appointment  within 15 days after the receipt by it of a written  request so to do, the Trustee  shall have the power to make such appointment without the Depositor.

(c)   No co-trustee  or separate  trustee  hereunder  shall be required to meet the terms of eligibility  as  a  successor  Trustee  under  Section  9.06  hereunder  and  no  notice  to
Certificateholders  of the  appointment of  co-trustee(s)  or separate  trustee(s)  shall be required under Section 9.08 hereof.

(d)   In the case of any  appointment of a co-trustee or separate  trustee  pursuant to this
Section  9.11,  all rights,  powers,  duties and  obligations  conferred or imposed upon the
Trustee and required to be conferred on such  co-trustee  shall be conferred or imposed upon and exercised or performed by the Trustee and such separate  trustee or co-trustee  jointly, except to the extent that under any law of any  jurisdiction  in which any particular act or acts are to be  performed  (whether  as  Trustee  hereunder  or as  successor  to the Master
Servicer hereunder),  the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights,  powers, duties and obligations  (including the holding of title to the Trust or any portion thereof in any such  jurisdiction)  shall be exercised and performed by such separate trustee or co-trustee at the direction of the Trustee.

(e)   Any notice,  request or other  writing  given to the  Trustee  shall be deemed to have been given to each of the then  separate  trustees and  co-trustees,  as  effectively  as if given to each of them. Every instrument  appointing any separate trustee or co-trustee shall refer to this  Agreement and the  conditions  of this Article IX. Each separate  trustee and co-trustee,  upon its acceptance of the trusts  conferred,  shall be vested with the estates or property  specified in its instrument of appointment,  either jointly with the Trustee or separately,  as may be provided  therein,  subject to all the provisions of this  Agreement, specifically  including  every  provision  of this  Agreement  relating  to the  conduct of, affecting the liability of, or affording  protection to, the Trustee.  Every such instrument shall be filed with the Trustee.

(f)   To the extent not  prohibited by law, any separate  trustee or co-trustee  may, at any time, request the Trustee, its agent or attorney-in-fact,  with full power and authority, to do any lawful act under or with respect to this  Agreement on its behalf and in its name. If any separate  trustee or  co-trustee  shall die,  become  incapable of acting,  resign or be removed,  all of its estates,  properties  rights,  remedies and trusts shall vest in and be exercised by the Trustee,  to the extent  permitted by law, without the appointment of a new or successor Trustee.

(g)   No trustee under this  Agreement  shall be  personally  liable by reason of any act or omission of another  trustee under this  Agreement.  The  Depositor  and the Trustee  acting jointly  may at any time  accept  the  resignation  of or remove  any  separate  trustee  or co-trustee.

Section 9.12      Federal  Information  Returns  and Reports to  Certificateholders;  REMIC
Administration.  (a)For federal  income tax purposes,  the taxable year of each 2004-6 REMIC shall be a  calendar  year and the  Securities  Administrator  shall  maintain  or cause the maintenance of the books of each such 2004-6 REMIC on the accrual method of accounting.

(b)   The  Securities  Administrator  shall  prepare  and file or cause to be filed with the
Internal Revenue  Service,  and the Trustee shall sign,  Federal tax information  returns or elections  required to be made hereunder with respect to each 2004-6 REMIC,  the Trust Fund, if applicable,  and the Certificates containing such information and at the times and in the manner as may be required by the Code or applicable Treasury regulations,  and shall furnish to each Holder of  Certificates  at any time during the calendar year for which such returns or reports are made such  statements or information at the times and in the manner as may be required thereby,  including,  without  limitation,  reports relating to mortgaged  property that is  abandoned  or  foreclosed,  receipt  of  mortgage  interests  in kind in a trade or business,  a  cancellation  of  indebtedness,  interest,  original issue discount and market discount or premium (using a constant prepayment  assumption of 25% CPR with respect to Loan
Group I and 60% CPR with respect to Loan Group II). The Securities  Administrator will apply for an Employee  Identification  Number from the IRS under Form SS-4 or any other acceptable method for all tax entities. In connection with the foregoing,  the Securities Administrator shall  timely  prepare and file,  and the Trustee  shall  sign,  IRS Form 8811,  which shall provide  the name and  address  of the  person who can be  contacted  to obtain  information required  to be  reported to the  holders of regular  interests  in each  2004-6  REMIC (the
"REMIC Reporting  Agent").  The Trustee shall make elections to treat each 2004-6 REMIC as a
REMIC (which  elections  shall apply to the taxable period ending December 31, 2003 and each calendar year thereafter) in such manner as the Code or applicable Treasury  regulations may prescribe, and as described by the Securities Administrator.  The Trustee shall sign all tax information  returns filed pursuant to this Section and any other returns as may be required by the Code. The Holder of the largest  percentage  interest in the Class R-I Certificate is hereby  designated  as  the  "Tax  Matters  Person"  (within  the  meaning  of  Treas.  Reg.
''1.860F-4(d)) for REMIC I, the Holder of the largest percentage  interest in the Class R-II
Certificate is hereby  designated as the "Tax Matters Person" for REMIC II and the Holder of
the largest  percentage  interest in the Class R-III Certificate is hereby designated as the
"Tax Matters Person" for REMIC III. The Securities  Administrator  is hereby  designated and appointed  as the  agent  of  each  such  Tax  Matters  Person.  Any  Holder  of a  Residual
Certificate  will by acceptance  thereof appoint the Securities  Administrator  as agent and attorney-in-fact  for the  purpose of acting as Tax  Matters  Person for each  2004-6  REMIC
during  such  time  as  the  Securities   Administrator  does  not  own  any  such  Residual
Certificate.  In the event that the Code or  applicable  Treasury  regulations  prohibit the
Trustee from  signing tax or  information  returns or other  statements,  or the  Securities
Administrator  from  acting  as  agent  for the Tax  Matters  Person,  the  Trustee  and the
Securities  Administrator shall take whatever action that in its sole good faith judgment is necessary  for the proper filing of such  information  returns or for the provision of a tax matters person,  including designation of the Holder of the largest percentage interest in a
Residual  Certificate  to sign such returns or act as tax matters  person.  Each Holder of a
Residual Certificate shall be bound by this Section.

(c)   The  Securities  Administrator  shall  provide upon request and receipt of  reasonable compensation,  such  information  as  required in Section  860D(a)(6)(B)  of the Code to the
Internal Revenue Service,  to any Person purporting to transfer a Residual  Certificate to a
Person  other  than a  transferee  permitted  by  Section  5.05(b),  and  to  any  regulated investment  company,  real estate investment trust, common trust fund,  partnership,  trust, estate,  organization  described in Section 1381 of the Code, or nominee holding an interest in a pass-through  entity described in Section  860E(e)(6) of the Code, any record holder of which is not a transferee  permitted by Section 5.05(b) (or which is deemed by statute to be an entity with a disqualified member).

(d)   The  Securities  Administrator  shall  prepare and file or cause to be filed,  and the
Trustee shall sign, any state income tax returns  required under  Applicable  State Law with respect to each REMIC or the Trust Fund.

(e)   Notwithstanding any other provision of this Agreement,  the Trustee and the Securities
Administrator shall comply with all federal withholding  requirements respecting payments to
Certificateholders  of interest or original issue discount on the Mortgage  Loans,  that the
Trustee or the Securities  Administrator  reasonably believes are applicable under the Code.
The consent of Certificateholders  shall not be required for such withholding.  In the event the Trustee or the Securities  Administrator  withholds any amount from interest or original issue discount  payments or advances  thereof to any  Certificateholder  pursuant to federal withholding  requirements,  the Trustee or the Securities Administrator shall, together with its monthly report to such Certificateholders, indicate such amount withheld.

(f)   The Trustee and the  Securities  Administrator  agree to indemnify  the Trust Fund and the  Depositor  for any  taxes and  costs  including,  without  limitation,  any  reasonable attorneys  fees  imposed on or  incurred  by the Trust  Fund,  the  Depositor  or the Master
Servicer,  as  a  result  of  a  breach  of  the  Trustee's  covenants  and  the  Securities
Administrator's covenants,  respectively, set forth in this Section 9.12; provided, however, such liability and obligation to indemnify in this paragraph  shall not be joint and several and neither the Trustee nor the Securities  Administrator shall be liable or be obligated to indemnify  the Trust  Fund for the  failure  by the other to  perform  any duty  under  this
Agreement or the breach by the other of any covenant in this Agreement.

ARTICLE X

                                        Termination

Section 10.01     Termination  Upon Repurchase by EMC or its Designee or Liquidation of the
Mortgage Loans.

(a)   Subject to Section  10.02,  the respective  obligations  and  responsibilities  of the
Depositor,  the  Trustee,  the Master  Servicer  and the  Securities  Administrator  created hereby, other than the obligation of the Trustee to make payments to  Certificateholders  as hereinafter set forth shall terminate upon:

(i)   the  repurchase  by or at the  direction of EMC or its designee of all Mortgage  Loans and all  related  REO  Property  remaining  in the Trust at a price (the  "Termination
      Purchase Price") equal to the sum of (a) 100% of the Outstanding  Principal Balance of
      each  Mortgage  Loan (other than a Mortgage  Loan  related to REO  Property) as of the date of repurchase,  net of the principal portion of any unreimbursed Monthly Advances made by the  purchaser,  together with interest at the  applicable  Mortgage  Interest
      Rate  accrued  but  unpaid  to,  but not  including,  the  first  day of the  month of repurchase,  (b) the appraised value of any related REO Property,  less the good faith estimate of the Depositor of  liquidation  expenses to be incurred in connection  with its  disposal  thereof  (but not more than the  Outstanding  Principal  Balance of the related  Mortgage  Loan,  together with interest at the applicable  Mortgage  Interest
      Rate  accrued on that balance but unpaid to, but not  including,  the first day of the month of repurchase),  such appraisal to be calculated by an appraiser mutually agreed upon by the Depositor and the Trustee at the expense of EMC, (c)  unreimbursed  out-of pocket costs of the Master Servicer,  including  unreimbursed  servicing  advances and the  principal  portion of any  unreimbursed  Monthly  Advances,  made on the Mortgage
      Loans prior to the exercise of such repurchase  right and (d) any  unreimbursed  costs and  expenses of the  Trustee and the  Securities  Administrator  payable  pursuant to
      Section 9.05;

(ii)  the later of the making of the final  payment  or other  liquidation,  or any  advance with respect  thereto,  of the last Mortgage  Loan  remaining in the Trust Fund or the disposition  of all property  acquired  with respect to any Mortgage  Loan;  provided, however,  that in the event that an advance has been made, but not yet  recovered,  at the time of such  termination,  the Person  having made such advance shall be entitled to  receive,  notwithstanding  such  termination,  any  payments  received  subsequent thereto with respect to which such advance was made; or

(iii) the payment to  Certificateholders of all amounts required to be paid to them pursuant to this Agreement.

(b)   In no event,  however,  shall the Trust created hereby  continue beyond the expiration of 21 years from the death of the last  survivor of the  descendants  of Joseph P.  Kennedy, the late Ambassador of the United States to the Court of St. James's,  living on the date of this Agreement.

(c)   The right of EMC or its  designee  to  repurchase  all the  assets  of the Trust  Fund described  in Section  10.01(a)(i)  above  shall be  exercisable  only if (i) the  aggregate
Stated  Principal  Balance of the Mortgage Loans at the time of any such  repurchase is less than 20% of the sum of the  Cut-off  Date  Balance  or (ii)  the  Depositor,  based  upon an
Opinion of Counsel,  has determined  that the REMIC status of any 2004-6 REMIC has been lost or that a substantial  risk exists that such REMIC status will be lost for the  then-current taxable year. At any time  thereafter,  in the case of (i) or (ii) above,  the Depositor may elect to terminate any 2004-6 REMIC at any time,  and upon such  election,  the Depositor or its designee,  shall purchase in accordance with Section 10.01(a)(i) above all the assets of the Trust Fund.

(d)   The Trustee shall give notice of any  termination  to the  Certificateholders,  with a copy to the Master Servicer,  the Securities  Administrator  and the Rating  Agencies,  upon which the  Certificateholders  shall surrender their Certificates to the Trustee for payment of the final  distribution and  cancellation.  Such notice shall be given by letter,  mailed not  earlier  than the l5th day and not later than the 25th day of the month next  preceding the month of such final  distribution,  and shall  specify  (i) the  Distribution  Date upon which final payment of the Certificates  will be made upon presentation and surrender of the
Certificates  at the office of the Trustee therein  designated,  (ii) the amount of any such final payment and (iii) that the Record Date otherwise  applicable to such Distribution Date is not  applicable,  payments  being  made  only  upon  presentation  and  surrender  of the
Certificates at the office of the Trustee therein specified.

(e)   If the option of EMC to repurchase or cause the  repurchase of all assets of the Trust
Fund  described in Section  10.01(a)(i)  above is exercised,  EMC and/or its designee  shall deliver to the Trustee for deposit in the  Distribution  Account,  by the Business Day prior to the applicable  Distribution  Date, an amount equal to the  Termination  Purchase  Price.
Upon presentation and surrender of the Certificates by the  Certificateholders,  the Trustee
shall distribute to the  Certificateholders an amount determined as follows: with respect to each  Certificate  (other  than  the  Class R  Certificates),  the  outstanding  Certificate
Principal  Balance,  plus  with  respect  to  each  Certificate  (other  than  the  Class  R
Certificates),  one month's interest thereon at the applicable  Pass-Through  Rate; and with respect to the Class R Certificates,  the percentage  interest  evidenced thereby multiplied by the difference,  if any,  between the above described  repurchase price and the aggregate amount  to be  distributed  to the  Holders  of the  Certificates  (other  than the  Class R
Certificates).  If the proceeds with respect to the Mortgage Loans are not sufficient to pay all of the Senior  Certificates in full, any such deficiency will be allocated first, to the
Subordinate Certificates,  in inverse order of their numerical designation,  and then to the
Senior Certificates.  Upon deposit of the required repurchase price and following such final
Distribution  Date,  the  Trustee  shall  release  promptly to EMC and/or its  designee  the
Mortgage Files for the remaining  applicable  Mortgage Loans,  and the Accounts with respect thereto shall terminate,  subject to the Trustee's obligation to hold any amounts payable to
Certificateholders  in trust  without  interest  pending  final  distributions  pursuant  to
Section 10.01(g). Any other amounts remaining in the Accounts will belong to EMC.

(f)   In  the  event  that  this  Agreement  is  terminated  by  reason  of the  payment  or liquidation of all Mortgage Loans or the  disposition of all property  acquired with respect to all Mortgage Loans under Section  10.01(a)(ii)  above,  the Master Servicer shall deliver to the Trustee for deposit in the Distribution  Account all distributable  amounts remaining in the Master  Servicer  Collection  Account.  Upon the  presentation  and  surrender of the
Certificates, the Trustee shall distribute to the remaining Certificateholders,  pursuant to the  written  direction  of the  Securities  Administrator  and  in  accordance  with  their respective interests,  all distributable amounts remaining in the Distribution Account. Upon deposit by the Master  Servicer of such  distributable  amounts,  and  following  such final
Distribution  Date,  the Trustee shall release  promptly to EMC or its designee the Mortgage
Files for the remaining  Mortgage Loans, and the Master Servicer  Collection Account and the
Distribution  Account  shall  terminate,  subject to the  Trustee's  obligation  to hold any
amounts  payable  to  the   Certificateholders  in  trust  without  interest  pending  final distributions pursuant to this Section 10.01(f).

(g)   If  not  all  of  the  Certificateholders   shall  surrender  their  Certificates  for
cancellation  within six months  after the time  specified  in the  above-mentioned  written notice,  the Trustee shall give a second written notice to the remaining  Certificateholders to surrender their  Certificates for cancellation  and receive the final  distribution  with respect  thereto.  If within six months after the second  notice,  not all the  Certificates shall have been surrendered for  cancellation,  the Trustee may take  appropriate  steps, or appoint any agent to take  appropriate  steps,  to contact the remaining  Certificateholders concerning  surrender of their  Certificates,  and the cost thereof shall be paid out of the funds and other assets which remain subject to this Agreement.

Section 10.02     Additional   Termination   Requirements.   (a)If  the  option  of  EMC  to
repurchase all the Mortgage Loans under Section  10.01(a)(i)  above is exercised,  the Trust
Fund and each 2004-6 REMIC shall be terminated in accordance  with the following  additional requirements,  unless the Trustee has been furnished with an Opinion of Counsel addressed to the Trustee to the effect that the failure of the Trust to comply with the  requirements  of this  Section  10.02  will  not  (i)  result  in the  imposition  of  taxes  on  "prohibited transactions"  as defined in Section 860F of the Code on each 2004-6 REMIC or (ii) cause any
2004-6 REMIC to fail to qualify as a 2004-6 REMIC at any time that any Regular  Certificates are outstanding:

(i)   within 90 days prior to the final  Distribution Date, at the written direction of EMC, the Trustee,  as agent for the respective Tax Matters  Persons,  shall adopt a plan of complete  liquidation  of each 2004-6 REMIC the case of a  termination  under  Section
      10.01(a)(i).  Such plan, which shall be provided to the Trustee by EMC, shall meet the requirements  of a  "qualified  liquidation"  under  Section  860F of the Code and any regulations thereunder.

(ii)  EMC shall notify the Trustee at the  commencement  of such 90-day  liquidation  period and, at or prior to the time of making of the final payment on the  Certificates,  the
      Trustee shall sell or otherwise  dispose of all of the  remaining  assets of the Trust
      Fund in accordance with the terms hereof; and

(iii) at or after the time of adoption of such a plan of complete  liquidation of any 2004-6
      REMIC and at or prior to the final  Distribution Date, the Trustee shall sell for cash all of the assets of the Trust to or at the  direction of EMC, and each 2004-6  REMIC, shall terminate at such time.

(b)   By their  acceptance  of the Residual  Certificates,  the Holders  thereof  hereby (i)
agree to adopt such a plan of  complete  liquidation  of the related  2004-6  REMIC upon the written  request  of  EMC,  and to  take  such  action  in  connection  therewith  as may be reasonably requested by the Depositor and (ii) appoint EMC as their  attorney-in-fact,  with full power of  substitution,  for purposes of adopting such a plan of complete  liquidation.
The Trustee shall adopt such plan of liquidation by filing the appropriate  statement on the final tax return of each 2004-6 REMIC.  Upon complete  liquidation or final  distribution of all of the assets of the Trust Fund, the Trust Fund and each 2004-6 REMIC shall terminate.

ARTICLE XI

                                  Miscellaneous Provisions

Section 11.01     Intent of  Parties.  The parties  intend  that each 2004-6  REMIC shall be treated  as a REMIC  for  federal  income  tax  purposes  and  that the  provisions  of this
Agreement  should be construed in  furtherance  of this  intent.  Notwithstanding  any other express or implied  agreement to the  contrary,  the  Depositor,  the Master  Servicer,  the
Securities  Administrator,  EMC,  the  Trustee,  each  recipient  of the related  Prospectus
Supplement  and,  by its  acceptance  thereof,  each  holder of a  Certificate,  agrees  and acknowledges  that each  party  hereto  has  agreed  that each of them and their  employees,
representatives   and  other  agents  may  disclose,   immediately   upon   commencement  of
discussions,  to any and all persons the tax treatment and tax structure of the Certificates and the 2004-6  REMICs,  the  transactions  described  herein and all  materials of any kind
(including  opinions and other tax  analyses)  that are provided to any of them  relating to such tax treatment and tax structure except where  confidentiality  is reasonably  necessary to comply with the  securities  laws of any  applicable  jurisdiction.  For purposes of this paragraph,  the terms "tax  treatment"  and "tax  structure"  have the meanings set forth in
Treasury Regulation Sections 1.6011-4(c), 301.6111-2(c) and 301.6112-1(d).

Section 11.02     Amendment.  (a) This  Agreement  may be  amended  from time to time by the
Company, the Depositor,  the Master Servicer, the Securities  Administrator and the Trustee,
without  notice  to or  the  consent  of  any of the  Certificateholders,  to (i)  cure  any ambiguity,  (ii)  correct or  supplement  any  provisions  herein that may be  defective  or inconsistent  with any other provisions  herein,  (iii) conform any provisions herein to the provisions  in the  Prospectus,  (iv)  comply  with any  changes in the Code or (v) make any other  provisions  with respect to matters or questions  arising under this Agreement  which shall not be inconsistent  with the provisions of this Agreement;  provided,  however,  that with  respect to clauses (iv) and (v) of this  Section  11.02(a),  such action shall not, as evidenced by an Opinion of Independent Counsel,  addressed to the Trustee,  adversely affect in any material respect the interests of any Certificateholder.

(b)   This  Agreement  may also be  amended  from time to time by the  Company,  the  Master
Servicer, the Depositor,  the Securities  Administrator and the Trustee, with the consent of the Holders of Certificates  evidencing  Fractional Undivided Interests aggregating not less than 51% of the Trust Fund or of the applicable  Class or Classes, if such amendment affects only such Class or  Classes,  for the purpose of adding any provisions to or changing in any manner or eliminating  any of the provisions of this Agreement or of modifying in any manner the  rights of the  Certificateholders;  provided,  however,  that no such  amendment  shall
(i) reduce  in any  manner the amount  of, or delay the  timing  of,  payments  received  on
Mortgage Loans which are required to be distributed on any  Certificate  without the consent of the Holder of such Certificate,  (ii) reduce the aforesaid percentage of Certificates the
Holders of which are required to consent to any such  amendment,  without the consent of the
Holders of all  Certificates  then  outstanding,  or (iii) cause any 2004-6 REMIC to fail to qualify  as a REMIC  for  federal  income  tax  purposes,  as  evidenced  by an  Opinion  of
Independent  Counsel  addressed to the Trustee  which shall be provided to the Trustee other than at the Trustee's expense.  Notwithstanding  any other provision of this Agreement,  for purposes  of the  giving or  withholding  of  consents  pursuant  to this  Section 11.02(b),
Certificates  registered  in the  name of or held  for the  benefit  of the  Depositor,  the
Securities  Administrator,  the Master  Servicer,  or the Trustee or any  Affiliate  thereof shall be entitled  to vote their  Fractional  Undivided  Interests  with  respect to matters affecting such Certificates.

(c)   Promptly after the execution of any such  amendment,  the Trustee shall furnish a copy of such  amendment  or written  notification  of the  substance  of such  amendment  to each
Certificateholder, with a copy to the Rating Agencies.

(d)   In the case of an amendment  under Section  11.02(b)  above, it shall not be necessary for the  Certificateholders to approve the particular form of such an amendment.  Rather, it shall be sufficient if the  Certificateholders  approve the substance of the amendment.  The manner of obtaining  such  consents and of  evidencing  the  authorization  of the execution thereof  by  Certificateholders  shall be  subject  to such  reasonable  regulations  as the
Trustee may prescribe.

(e)   Prior to the  execution  of any  amendment  to this  Agreement,  the Trustee  shall be entitled to receive  and rely upon an Opinion of Counsel  addressed  to the Trustee  stating that the  execution of such  amendment is  authorized  or permitted by this  Agreement.  The
Trustee and the Securities  Administrator may, but shall not be obligated to, enter into any such amendment which affects the Trustee's or the Securities  Administrator's own respective rights, duties or immunities under this Agreement.

Section 11.03     Recordation of Agreement.  To the extent permitted by applicable law, this
Agreement is subject to  recordation  in all  appropriate  public  offices for real property records in all the  counties or other  comparable  jurisdictions  in which any or all of the
Mortgaged  Properties are situated,  and in any other appropriate public recording office or elsewhere.  The Depositor  shall effect such  recordation,  at the expense of the Trust upon the request in writing of a Certificateholder,  but only if such direction is accompanied by an  Opinion  of  Counsel  (provided  at  the  expense  of the  Certificateholder  requesting recordation) to the effect that such recordation  would  materially and beneficially  affect the interests of the Certificateholders or is required by law.

Section 11.04     Limitation on Rights of Certificateholders.  (a)The death or incapacity of any  Certificateholder  shall not terminate  this  Agreement or the Trust,  nor entitle such
Certificateholder's  legal  representatives  or heirs to claim an  accounting or to take any action or proceeding in any court for a partition or winding up of the Trust,  nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

(b)   Except as expressly provided in this Agreement,  no Certificateholders  shall have any right to vote or in any manner otherwise  control the operation and management of the Trust, or the obligations of the parties hereto,  nor shall anything herein set forth, or contained in the terms of the  Certificates,  be construed so as to establish  the  Certificateholders
from  time  to  time  as   partners   or   members   of  an   association;   nor  shall  any
Certificateholders  be under any liability to any third Person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

(c)   No  Certificateholder  shall  have  any  right  by  virtue  of any  provision  of this
Agreement to institute any suit,  action or  proceeding  in equity or at law upon,  under or with respect to this Agreement  against the Depositor,  the Master Servicer,  the Securities
Administrator  or any  successor  to any such  parties  unless  (i)  such  Certificateholder previously  shall have given to the Trustee a written  notice of a  continuing  default,  as herein provided,  (ii) the Holders of Certificates evidencing Fractional Undivided Interests aggregating  not less than 51% of the Trust Fund shall have made  written  request  upon the
Trustee to institute  such action,  suit or proceeding in its own name as Trustee  hereunder and shall have offered to the Trustee such  reasonable  indemnity as it may require  against the costs and  expenses and  liabilities  to be incurred  therein or thereby,  and (iii) the
Trustee,  for 60 days after its  receipt of such  notice,  request  and offer of  indemnity, shall have neglected or refused to institute any such action, suit or proceeding.

(d)   No one or more  Certificateholders  shall have any right by virtue of any provision of this Agreement to affect the rights of any other  Certificateholders or to obtain or seek to obtain  priority  or  preference  over any other such  Certificateholder,  or to enforce any right under this Agreement,  except in the manner herein provided and for the equal, ratable and common benefit of all  Certificateholders.  For the  protection  and  enforcement of the provisions of this Section 11.04, each and every  Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

Section 11.05     Acts  of  Certificateholders.   (a)Any  request,  demand,   authorization,
direction,  notice,  consent,  waiver or other action provided by this Agreement to be given or taken by  Certificateholders  may be embodied in and evidenced by one or more instruments of substantially  similar tenor signed by such  Certificateholders  in person or by an agent duly appointed in writing.  Except as herein otherwise expressly provided, such action shall become  effective  when such  instrument  or  instruments  are delivered to the Trustee and, where it is expressly required, to the Depositor.  Proof of execution of any such instrument or of a writing  appointing  any such  agent  shall be  sufficient  for any  purpose of this
Agreement and  conclusive in favor of the Trustee and the  Depositor,  if made in the manner provided in this Section 11.05.

(b)   The fact and date of the  execution  by any Person of any such  instrument  or writing may be proved by the  affidavit  of a witness of such  execution  or by a  certificate  of a notary  public  or  other  officer  authorized  by law to  take  acknowledgments  of  deeds, certifying that the individual  signing such  instrument or writing  acknowledged to him the execution  thereof.  Where such execution is by a signer acting in a capacity other than his or her individual capacity,  such certificate or affidavit shall also constitute  sufficient proof of his or her authority.  The fact and date of the execution of any such instrument or writing,  or the authority of the  individual  executing the same, may also be proved in any other manner which the Trustee deems sufficient.

(c)   The  ownership  of  Certificates  (notwithstanding  any notation of ownership or other writing on such Certificates,  except an endorsement in accordance with Section 5.02 made on a Certificate  presented in accordance with Section 5.04) shall be proved by the Certificate
Register, and neither the Trustee, the Securities  Administrator,  the Depositor, the Master
Servicer  nor any  successor  to any such  parties  shall be  affected  by any notice to the contrary.

(d)   Any  request,  demand,  authorization,  direction,  notice,  consent,  waiver or other action  of the  holder  of any  Certificate  shall  bind  every  future  holder  of the same
Certificate and the holder of every Certificate  issued upon the registration of transfer or exchange thereof,  if applicable,  or in lieu thereof with respect to anything done, omitted or suffered to be done by the Trustee,  the Securities  Administrator,  the  Depositor,  the
Master  Servicer  or any  successor  to any such party in reliance  thereon,  whether or not notation of such action is made upon such Certificates.

(e)   In  determining  whether  the  Holders of the  requisite  percentage  of  Certificates evidencing  Fractional  Undivided Interests have given any request,  demand,  authorization, direction,  notice,  consent or waiver  hereunder,  Certificates  owned by the Trustee,  the
Securities Administrator,  the Depositor, the Master Servicer or any Affiliate thereof shall be  disregarded,  except as  otherwise  provided in Section  11.02(b)  and except  that,  in determining  whether  the  Trustee  shall be  protected  in relying  upon any such  request, demand,  authorization,  direction,  notice,  consent or waiver, only Certificates which the
Trustee knows to be so owned shall be so disregarded.  Certificates  which have been pledged in good faith to the  Trustee,  the  Securities  Administrator,  the  Depositor,  the Master
Servicer or any Affiliate thereof may be regarded as outstanding if the pledgor  establishes to the  satisfaction  of the  Trustee  the  pledgor's  right  to act  with  respect  to such
Certificates  and that the  pledgor  is not an  Affiliate  of the  Trustee,  the  Securities
Administrator, the Depositor or the Master Servicer, as the case may be.

Section 11.06     Governing Law. THIS AGREEMENT AND THE  CERTIFICATES  SHALL BE CONSTRUED IN
ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT  REFERENCE TO ITS CONFLICT OF LAWS
RULES (OTHER THAN SECTION  5-1401 OF THE GENERAL  OBLIGATIONS  LAW, WHICH THE PARTIES HERETO
EXPRESSLY  RELY  UPON IN THE  CHOICE OF SUCH LAW AS THE  GOVERNING  LAW  HEREUNDER)  AND THE
OBLIGATIONS,  RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE
WITH SUCH LAWS.

Section 11.07     Notices.  All demands and notices  hereunder shall be in writing and shall be deemed given when delivered at (including  delivery by facsimile) or mailed by registered mail, return receipt requested,  postage prepaid, or by recognized overnight courier, to (i)
in the case of the Depositor, 383 Madison Avenue, New York, New York 10179, Attention:  Vice
President-Servicing,  telecopier  number:  (212)  272-5591,  or to such other address as may hereafter  be  furnished  to the other  parties  hereto in writing;  (ii) in the case of the
Trustee,  at its Corporate Trust Office, or such other address as may hereafter be furnished to the other parties hereto in writing;  (iii) in the case of EMC, 383 Madison  Avenue,  New
York,  New  York  10179,  Attention:  Vice  President-Servicing,  telecopier  number:  (212)
272-5591,  or to such other  address as may  hereafter  be  furnished  to the other  parties hereto in  writing;  (iv) in the case of the Master  Servicer or  Securities  Administrator,
Wells Fargo Bank,  National  Association,  P.O. Box 98, Columbia  Maryland 21046 (or, in the
case  of  overnight  deliveries,   9062  Old  Annapolis  Road,  Columbia,   Maryland  21045)
(Attention:  BSALTA  2004-6),  facsimile no.: (410)  715-2380,  or such other address as may hereafter  be furnished to the other  parties  hereto in writing;  or (v) in the case of the
Rating  Agencies,  Moody's  Investors  Service,  Inc., 99 Church Street,  New York, New York
10007,  and  Standard & Poor's,  a division of The  McGraw-Hill  Companies,  Inc.,  55 Water
Street,  New York,  New York,  10041.  Any notice  delivered  to the  Depositor,  the Master
Servicer,  the  Securities  Administrator  or the  Trustee  under  this  Agreement  shall be effective  only  upon  receipt.  Any  notice  required  or  permitted  to  be  mailed  to  a
Certificateholder,  unless otherwise  provided herein,  shall be given by first-class  mail, postage  prepaid,  at the  address  of such  Certificateholder  as shown in the  Certificate
Register.  Any  notice so mailed  within  the time  prescribed  in this  Agreement  shall be
conclusively   presumed  to  have  been  duly  given  when   mailed,   whether  or  not  the
Certificateholder receives such notice.

Section 11.08     Severability  of  Provisions.  If  any  one  or  more  of  the  covenants, agreements,  provisions or terms of this Agreement  shall be for any reason  whatsoever held invalid, then such covenants,  agreements,  provisions or terms shall be deemed severed from the remaining covenants,  agreements,  provisions or terms of this Agreement and shall in no way affect the validity or  enforceability  of the other  provisions of this Agreement or of the Certificates or the rights of the holders thereof.

Section 11.09     Successors and Assigns.  The provisions of this Agreement shall be binding upon and inure to the  benefit of the  respective  successors  and  assigns  of the  parties hereto.

Section 11.10     Article and Section Headings.  The article and section headings herein are for  convenience  of reference  only,  and shall not limit or  otherwise  affect the meaning hereof.

Section 11.11     Counterparts.  This Agreement may be executed in two or more  counterparts each of which when so executed and delivered  shall be an original but all of which together shall constitute one and the same instrument.

Section 11.12     Notice to Rating  Agencies.  The article and section  headings  herein are for  convenience of reference  only,  and shall not limited or otherwise  affect the meaning hereof.  The Trustee  shall  promptly  provide  notice to each Rating Agency with respect to each of the following of which a Responsible Officer of the Trustee has actual knowledge:

      1.    Any material change or amendment to this Agreement or the Servicing Agreements;

      2.    The occurrence of any Event of Default that has not been cured;

      3.    The  resignation  or  termination  of the Master  Servicer,  the  Trustee or the
Securities Administrator;

      4.    The repurchase or substitution of Mortgage Loans;

      5.    The final payment to Certificateholders; and

      6.    Any change in the  location  of the Master  Servicer  Collection  Account or the
Distribution Account.

      IN WITNESS  WHEREOF,  the  Depositor,  the Trustee,  EMC, the Master  Servicer and the
Securities  Administrator  have caused their names to be signed  hereto by their  respective officers thereunto duly authorized as of the day and year first above written.

                                          STRUCTURED ASSET MORTGAGE
                                          INVESTMENTS II INC., as Depositor

                                          By:   /s/ Baron Silverstein
                                          Name: Baron Silverstein
                                          Title:          Vice President

                                          JPMORGAN CHASE BANK, as Trustee

                                          By:   /s/ Eboni D. Dawkins
                                          Name: Eboni D. Dawkins
                                          Title:           Trust Officer

                                          WELLS FARGO BANK, NATIONAL ASSOCIATION, as Master
                                          Servicer

                                          By:   /s/ Stacey Taylor
                                          Name: Stacey Taylor
                                          Title:Assistant Vice President

                                          WELLS FARGO BANK, NATIONAL ASSOCIATION, as
                                          Securities Administrator

                                          By:   /s/ Stacey Taylor
                                          Name: Stacey Taylor
                                          Title:Assistant Vice President

                                          EMC MORTGAGE CORPORATION

                                          By:   /s/ Sue Stepanek
                                          Name: Sue Stepanek
                                          Title:Executive Vice President

Accepted and Agreed as to
Sections 2.01, 2.02, 2.03, 2.04 and 9.09(c)
in its capacity as Seller

EMC MORTGAGE CORPORATION

By:   /s/ Sue Stepanek
Name: Sue Stepanek
Title:Executive Vice President

STATE OF NEW YORK       )
                        ) ss.:
COUNTY OF NEW YORK      )

      On the 30th day of June,  2004  before  me,  a notary  public  in and for said  State, personally  appeared  Baron  Silverstein,  known to me to be a Vice  President of Structured
Asset Mortgage  Investments II Inc., the  corporation  that executed the within  instrument, and also known to me to be the person who  executed  it on behalf of said  corporation,  and acknowledged to me that such corporation executed the within instrument.

      IN WITNESS  WHEREOF,  I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                          Notary Public

[Notarial Seal]
                                            /s/ Michelle Sterling

STATE OF NEW YORK       )
                        ) ss.:
COUNTY OF NEW YORK      )

      On the 30th day of June,  2004  before  me,  a notary  public  in and for said  State, personally  appeared  Eboni D. Dawkins,  known to me to be a Trust Officer of JPMorgan Chase
Bank, the corporation  that executed the within  instrument,  and also known to me to be the person who  executed  it on behalf of said  corporation,  and  acknowledged  to me that such corporation executed the within instrument.

      IN WITNESS  WHEREOF,  I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                          Notary Public

[Notarial Seal]
                                            /s/ Margaret M. Price

STATE OF MARYLAND       )
                        ) ss.:
COUNTY OF HOWARD        )

      On the 30th day of June,  2004  before  me,  a notary  public  in and for said  State, personally  appeared  Stacey Taylor,  known to me to be an Assistant Vice President of Wells
Fargo Bank, National Association,  the corporation that executed the within instrument,  and also  known to me to be the  person  who  executed  it on  behalf of said  corporation,  and acknowledged to me that such corporation executed the within instrument.

      IN WITNESS  WHEREOF,  I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                          Notary Public

[Notarial Seal]
                                            /s/ Peter A. Gobell

STATE OF MARYLAND       )
                        ) ss.:
COUNTY OF HOWARD        )

      On the 30th day of June,  2004  before  me,  a notary  public  in and for said  State, personally  appeared  Stacey Taylor,  known to me to be an Assistant Vice President of Wells
Fargo Bank, National Association,  the corporation that executed the within instrument,  and also  known to me to be the  person  who  executed  it on  behalf of said  corporation,  and acknowledged to me that such corporation executed the within instrument.

      IN WITNESS  WHEREOF,  I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                          Notary Public

[Notarial Seal]
                                            /s/ Peter A. Gobell

STATE OF TEXAS    )
                        ) ss.:
COUNTY OF DALLAS        )

      On the 30th day of June,  2004  before  me,  a notary  public  in and for said  State, personally  appeared  Sue  Stepanek,  known to me to be an Executive  Vice  President of EMC
Mortgage  Corporation,  the corporation that executed the within instrument,  and also known to me to be the person who executed it on behalf of said  corporation,  and  acknowledged to me that such corporation executed the within instrument.

      IN WITNESS  WHEREOF,  I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                          Notary Public

[Notarial Seal]
                                            /s/ Marilyn Sockwell

                                                                                  Appendix 1
                    CALCULATION OF REMIC I Y PRINCIPAL REDUCTION AMOUNTS

      Class Y Principal Reduction Amounts:  For any Distribution Date the amounts by which the principal balances of the REMIC I Y-1, Y-2 and  Y-3 Regular Interests respectively will be reduced on such distribution date by the allocation of Realized Losses and the distribution of principal, determined as follows:

First for each of Group I, Group II and Group III determine the weighted average pass-through rate for that Group for distributions of interest that will be made on the next succeeding Distribution Date (the "Group Interest Rate").  The Principal Reduction
Amount for each of the Class Y Certificates will be determined pursuant to the "Generic solution for the Class Y Principal Reduction Amounts" set forth below (the "Generic
Solution") by making identifications among the actual Groups and their related Class Y and
Class Z Certificates and weighted average pass-through rates and the Groups named in the
Generic Solution and their related Class Y and Class Z Certificates as follows:

A.  Determine which Group has the lowest Group Interest Rate.  That Group will be identified with Group AA and the REMIC I  Y Regular Interest and REMIC I Z Regular
Interest  related to that Group will be respectively identified with the Class YAA and
Class ZAA Certificates.  The Group Interest Rate for that Group will be identified with
J%.  If two or more Groups have the lowest Group Interest Rate pick one for this purpose, subject to the restriction that each Group may be picked only once in the course of any such selections pursuant to paragraphs A through C of this definition.

B. Determine which Group has the second lowest Group Interest Rate.  That Group will be identified with Group BB and the REMIC I Y Regular Interest and REMIC I Z Regular Interest
related to that Group will be respectively identified with the Class BB and Class ZBB
Certificates.  The Group Interest Rate for that Group will be identified with K%.  If two or more Groups have the second lowest Group Interest Rate pick one for this purpose, subject to the restriction that each Group may be picked only once in the course of any such selections pursuant to paragraphs A through C of this definition.

C.  Determine which Group has the third lowest Group Interest Rate.  That Group will be identified with Group CC and the REMIC I Y Regular Interest and REMIC I Z Regular Interest
related to that Group will be respectively identified with the Class YCC and Class ZCC
Certificates.  The Group Interest Rate for that Group will be identified with L%.  If two or more Groups have the third lowest Group Interest Rate pick one for this purpose, subject to the restriction that each Group may be picked only once in the course of any such selections pursuant to paragraphs A through C or this definition.

      Generic Solution for Class Y Principal Reduction Amounts:  For any Distribution Date,
the amounts by which the principal balances of the Class YAA, Class YBB and Class YCC
Regular Interests respectively will be reduced on such Distribution Date by the allocation of Realized Losses and the distribution of principal, determined as follows:

For purposes of the succeeding formulas the following symbols shall have the meanings set forth below:

PJB =       the Group AA Subordinate Balance after the allocation of Realized Losses and distributions of principal on such Distribution Date.

PLB =       the Group CC Subordinate Balance after the allocation of Realized Losses and distributions of principal on such Distribution Date.

PKB = the Group BB Subordinate Balance after the allocation of Realized Losses and distributions of principal on such Distribution Date.

R =   the Class CB Certificate Interest Rate = (J%PJB + L%PLB + K%PKB)/(PJB + PLB + PKB)

R1 =  the weighted average of the Pass-Through Rates for the Group AA and Group BB Loans
      = (J% (Pj - ΔPj) + K% (Pk - ΔPk))/(Pj - ΔPj + Pk - ΔPk)

R2 =  the weighted average of the Pass-Through Rates for the Group CC and Group BB Loans
      = (L% (Pl - ΔPl) + K% (Pk - ΔPk))/(Pl - ΔPl + Pk - ΔPk)

r1 =  the weighted average of the Class YAA and Class YBB Certificate Interest Rates
      = (J% Yj + K% Yk)/(Yj + Yk)

r2 =  the weighted average of the Class YCC and Class YBB Certificate Interest Rates
      = (L% Yl + K% Yk)/(Yl + Yk)

Yj =  the Class YAA Principal Balance after distributions on the prior Distribution Date.

Yl =  the Class YCC Principal Balance after distributions on the prior Distribution Date.

Yk =  the Class YBB Principal Balance after distributions on the prior Distribution Date.

ΔYj =       the Class YAA Principal Reduction Amount.

ΔYl =       the Class YCC Principal Reduction Amount.

ΔYk =       the Class YBB Principal Reduction Amount.

Zj =  the Class ZAA Principal Balance after distributions on the prior Distribution Date.

Zl =  the Class ZCC Principal Balance after distributions on the prior Distribution Date.

Zk =  the Class ZBB Principal Balance after distributions on the prior Distribution Date.

ΔZj =       the Class ZAA Principal Reduction Amount.

ΔZl =       the Class ZCC Principal Reduction Amount.

ΔZk =       the Class ZBB Principal Reduction Amount.

Pj =  the aggregate of the Class YAA and Class ZAA Principal Balances after distributions on the prior Distribution Date, which is equal to the aggregate principal balance of the Group AA Loans [reduced by the Class AA-P-M [and Class R-1] Principal Balanc[e]].
=     Yj + Zj

Pl =  the aggregate of the Class YCC and Class ZCC Principal Balances after distributions on the prior Distribution Date, which is equal to the aggregate principal balance of the Group CC Loans [reduced by the Class CC-P-M [and Class R-1] Principal Balance[s]].
    = Yl + Zl =

Pk =  the aggregate of the Class YBB and Class ZBB Principal Balances after distributions on the prior Distribution Date, which is equal to the aggregate principal balance of the Group BB Loans [reduced by the Class BB-P-M [and Class R-1] Principal Balance[s]].
=     Yk + Zk

ΔPj = the aggregate principal reduction resulting on such Distribution Date on the
      Group AA Loans as a result of principal distributions (exclusive of any distributions made pursuant to clauses (a)(iv), (b)(v) or (c)(iv) of the definition of the REMIC I
      Distribution Amount) to be made and Realized Losses to be allocated on such
      Distribution Date[, reduced by the portion , if any, of such reduction allocable to the Class AA-P-M Regular Interest [or the Class R-1 Certificate]], which is equal to the aggregate of the Class YAA and Class ZAA Principal Reduction Amounts.
=     ΔYj + ΔZj

ΔPl=  the aggregate principal reduction resulting on such Distribution Date on the
      Group CC Loans as a result of principal distributions (exclusive of any distributions made pursuant to clauses (d)(i) of the definition of the REMIC I Distribution Amount)
      to be made and Realized Losses to be allocated on such Distribution Date[, reduced by the portion , if any, of such reduction allocable to the Class CC-P-M Regular
      Interest [or the Class R-1 Certificate]], which is equal to the aggregate of the
      Class YCC and Class ZCC Principal Reduction Amounts.
=     ΔYl + ΔZl

ΔPk = the aggregate principal reduction resulting on such Distribution Date on the
      Group BB Loans as a result of principal distributions (exclusive of any distributions made pursuant to clause (d)(i) of the definition of the REMIC I Distribution Amount)
      to be made and Realized Losses to be allocated on such Distribution Date[, reduced by the portion , if any, of such reduction allocable to the Class BB-P-M Regular
      Interest [or the Class R-1 Certificate]], which is equal to the aggregate of the
      Class YBB and Class ZBB Principal Reduction Amounts.
=     ΔYk + ΔZk

α; =   .0005

γ1 =  (R - R1)/(L% - R).  If R=>K%, γ1 is a non-negative number unless its denominator is zero, in which event it is undefined.

γ2 =  (R - J%)/( R2 - R).  If R<K%, γ2 is a non-negative number.

If γ1 is undefined, ΔYj = Yj, ΔYl = (Yl/Pl)ΔPl, and ΔYk = Yk.

If γ2 is zero, ΔYl = Yl, ΔYj = (Yj/Pj)ΔPj, and ΔYk = Yk.

In the remaining situations, ΔYj, ΔYl and ΔYk shall be defined as follows:

I.  If R=>K% and r1=> R1, make the following additional definitions:

ΔYk = ((J% - R1)/(K% - R1))Yj + Yk

ΔYk is a number between Yk and 0 such that (J%Yj + K%( Yk.- ΔYk))/(Yj + Yk.-
      ΔYk) = R1.

Y4 =  Yj + Yk.- ΔYk

P4 =  Pj + Pk.

ΔY4 =       ΔYj + ΔYk.- ΔYk

1.    If Yl - α(Pl - ΔPl) => 0, Y4- α(P4 - ΔP4) => 0, and
   γ1(P4 - ΔP4) < (Pl - ΔPl),
   ΔYl = Yl - αγ1(P4 - ΔP4) and
   ΔY4 = Y4 - α(P4 - ΔP4).
2.    If Yl - α(Pl - ΔPl) => 0, Y4 - α(P4 - ΔP4) => 0, and
   γ1(P4 - ΔP4) => (Pl - ΔPl), ΔYl = Yl - α(Pl - ΔPl)
   and ΔY4 = Y4 - (α/γ1)(Pl - ΔPl).
3.    If Yl - α(Pl - ΔPl) < 0, Y4 - α(P4 - ΔP4) => 0, and
   Y4 - α(P4 - ΔP4) => Y4 - (Yl/γ1),
   ΔYl = Yl - αγ1(P4 - ΔP4) and
   ΔY4 = Y4 - α(P4 - ΔP4).
4.    If Yl - α(Pl - ΔPl) < 0, Y4 - (Yl/γ1) => 0, and
   Y4 - α(P4 - ΔP4) <= Y4 - (Yl/γ1), ΔYl = 0 and
   ΔY4 = Y4 - (Yl/γ1).
5.    If Y4 - α(P4 - ΔP4) < 0, Y4 - (Yl/γ1) < 0, and
   Yl - α(Pl - ΔPl) <= Yl - (γ1Y4), ΔYl = Yl - (γ1Y4) and
   ΔY4 = 0.
6.    If Y4 - α(P4 - ΔP4) < 0, Yl - α(Pl - ΔPl) => 0, and
   Yl - α(Pl - ΔPl) => Yl - (γ1Y4),
   ΔYl = Yl - α(Pl - ΔPl) and
   ΔY4 = Y4 - (α/γ1)(Pl - ΔPl).

ΔYj = [Yj/(Yj + Yk - ΔYk)]ΔY4

ΔYk = ΔYk + [(Yk - ΔYk)/(Yj + Yk - ΔYk)]ΔY4

The purpose of the foregoing definitional provisions together with the related provisions allocating Realized Losses and defining the Class Y and Class Z Principal Distribution
Amounts is to accomplish the following goals in the following order of priority:

1.    Making the ratio of (Yl - ΔYl ) to (Y4 - ΔY4 ) equal to γ1 after taking account of the allocation Realized Losses and the distributions that will be made through the end of the Distribution Date to which such provisions relate and assuring that the
      Principal Reduction Amount for each of the Class YAA, Class YCC, Class YBB, Class ZAA
      Class ZCC and Class ZBB Regular Interests is greater than or equal to zero for such
      Distribution Date;
2.    Making the Class YAA Principal Balance less than or equal to 0.0005 of the sum of the
      Class YAA and Class ZAA Principal Balances, the Class YCC Principal Balance less than or equal to 0.0005 of the sum of the Class YCC and Class ZCC Principal Balances and
      the Class YBB Principal Balance less than or equal to 0.0005 of the sum of the Class
      YBB and Class ZBB Principal Balances in each case after giving effect to allocations of Realized Losses and distributions to be made through the end of the Distribution
      Date to which such provisions relate; and
3.    Making the larger of (a) the fraction whose numerator is (Yl - ΔYl ) and whose denominator is the sum of (Yl - ΔYl) and (Zl - ΔZl) and (b) the fraction whose numerator is (Y4 - ΔY4) and whose denominator is the sum of (Y4 - ΔY4), (Zj - ΔZj)
      and (Zk - ΔZk) as large as possible while remaining less than or equal to 0.0005.

In the event of a failure of the foregoing portion of the  definition of ClassY Principal
Reduction Amount to accomplish both of goals 1 and 2 above, the amounts thereof should be adjusted to so as to accomplish such goals within the requirement that each Class Y
Principal Reduction Amount must be less than or equal to the sum of (a) the Principal
Realized Losses to be allocated on the related Distribution Date for the related Pool remaining after the allocation of such Realized Losses to the related Class P-M
Certificates and (b) the remainder of the Available Distribution Amount for the related
Pool or after reduction thereof by the distributions to be made on such Distribution Date
(i) to the related Class P-M Certificates, (ii) to the related Class X-M Certificates and
(iii) in respect of interest on the related Class Y and Class Z Certificates, or, if both of such goals cannot be accomplished within such requirement, such adjustment as is necessary shall be made to accomplish goal 1 within such requirement.  In the event of any conflict among the provisions of the definition of the Class Y Principal Reduction Amounts, such conflict shall be resolved on the basis of the goals and their priorities set forth above within the requirement set forth in the preceding sentence.  If the formula allocation of ΔY4 between ΔYj and ΔYk cannot be achieved because either ΔYj as so defined is greater than ΔPj or ΔYk as so defined is greater than ΔPk, such an allocation shall be made as close as possible to the formula allocation within the requirement that ΔYj < ΔPj and ΔYk < ΔPk.

II.  If R=>K% and r1<R1, make the following additional definitions:

ΔYj = Yj + ((R1 - K%)/(R1 - J%))Yk

ΔYj is a number between Yj and 0 such that (J%(Yj - ΔYj)  + K%Yk)/(Yj -
      ΔYj + Yk.) = R1.

Y5 =  Yj - ΔYj + Yk.

P5 =  Pj + Pk.

ΔY5 =       ΔYj - ΔYj + ΔYk.

1.    If Yl - α(Pl - ΔPl) => 0, Y5- α(P5 - ΔP5) => 0, and
   γ1(P5 - ΔP5) < (Pl - ΔPl),
   ΔYl = Yl - αγ1(P5 - ΔP5) and
   ΔY5 = Y5 - α(P5 - ΔP5).
2.    If Yl - α(Pl - ΔPl) => 0, Y5 - α(P5 - ΔP5) => 0, and
   γ1(P5 - ΔP5) => (Pl - ΔPl), ΔYl = Yl - α(Pl - ΔPl)
   and ΔY5 = Y5 - (α/γ1)(Pl - ΔPl).
3.    If Yl - α(Pl - ΔPl) < 0, Y5 - α(P5 - ΔP5) => 0, and
   Y5 - α(P5 - ΔP5) => Y5 - (Yl/γ1),
   ΔYl = Yl - αγ1(P5 - ΔP5) and
   ΔY5 = Y5 - α(P5 - ΔP5).
4.    If Yl - α(Pl - ΔPl) < 0, Y5 - (Yl/γ1) => 0, and
   Y5 - α(P5 - ΔP5) <= Y5 - (Yl/γ1), ΔYl = 0 and
   ΔY5 = Y5 - (Yl/γ1).
5.    If Y5 - α(P5 - ΔP5) < 0, Y5 - (Yl/γ1) < 0, and
   Yl - α(Pl - ΔPl) <= Yl - (γ1Y5), ΔYl = Yl - (γ1Y5) and
   ΔY5 = 0.
6.    If Y5 - α(P5 - ΔP5) < 0, Yl - α(Pl - ΔPl) => 0, and
   Yl - α(Pl - ΔPl) => Yl - (γ1Y5),
   ΔYl = Yl - α(Pl - ΔPl) and
   ΔY5 = Y5 - (α/γ1)(Pl - ΔPl).

ΔYj = ΔYj + [(Yj - ΔYj)/(Yj - ΔYj + Yk)]ΔY5

ΔYk = [Yk/(Yj - ΔYj + Yk)]ΔY5

The purpose of the foregoing definitional provisions together with the related provisions allocating Realized Losses and defining the Class Y and Class Z Principal Distribution
Amounts is to accomplish the following goals in the following order of priority:

1.    Making the ratio of (Yl - ΔYl) to (Y5 - ΔY5) equal to γ1 after taking account of the allocation Realized Losses and the distributions that will be made through end of the Distribution Date to which such provisions relate and assuring that the
      Principal Reduction Amount for each of the Class YAA, Class YCC, Class YBB, Class ZAA
      Class ZCC and Class ZBB Regular Interests is greater than or equal to zero for such
      Distribution Date;
2.    Making the Class YAA Principal Balance less than or equal to 0.0005 of the sum of the
      Class YAA and Class ZAA Principal Balances, the Class YCC Principal Balance less than or equal to 0.0005 of the sum of the Class YCC and Class ZCC Principal Balances and
      the Class YBB Principal Balance less than or equal to 0.0005 of the sum of the Class
      YBB and Class ZBB Principal Balances in each case after giving effect to allocations of Realized Losses and distributions to be made through the end of the Distribution
      Date to which such provisions relate; and
3.    Making the larger of (a) the fraction whose numerator is (Yl - ΔYl) and whose denominator is the sum of (Yl - ΔYl) and (Zl - ΔZl) and (b) the fraction whose numerator is (Y5 - ΔY5) and whose denominator is the sum of (Y5 - ΔY5), (Zj - ΔZj)
      and (Zk - ΔZk) as large as possible while remaining less than or equal to 0.0005.

In the event of a failure of the foregoing portion of the  definition of ClassY Principal
Reduction Amount to accomplish both of goals 1 and 2 above, the amounts thereof should be adjusted to so as to accomplish such goals within the requirement that each Class Y
Principal Reduction Amount must be less than or equal to the sum of (a) the Principal
Realized Losses to be allocated on the related Distribution Date for the related Pool remaining after the allocation of such Realized Losses to the related Class P-M
Certificates and (b) the remainder of the Available Distribution Amount for the related
Pool or after reduction thereof by the distributions to be made on such Distribution Date
(i) to the related Class P-M Certificates, (ii) to the related Class X-M Certificates and
(iii) in respect of interest on the related Class Y and Class Z Certificates, or, if both of such goals cannot be accomplished within such requirement, such adjustment as is necessary shall be made to accomplish goal 1 within such requirement.  In the event of any conflict among the provisions of the definition of the Class Y Principal Reduction Amounts, such conflict shall be resolved on the basis of the goals and their priorities set forth above within the requirement set forth in the preceding sentence.  If the formula allocation of ΔY5 between ΔYj and ΔYk cannot be achieved because either ΔYj as so defined is greater than ΔPj or ΔYk as so defined is greater than ΔPk, such an allocation shall be made as close as possible to the formula allocation within the requirement that ΔYj <
ΔPj and ΔYk < ΔPk.

III.  If R<=K% and r2=> R2, make the following additional definitions:

ΔYl = ((K% - R2)/(L% - R2))Yk + Yl

ΔYl is a number between Yl and 0 such that (K%Yk + L%( Yl.- ΔYl))/(Yk + Yl.-
      ΔYl) = R2.

Make the following additional definitions:

Y6 =  Yl - ΔYl + Yk.

P6 =  Pl + Pk.

ΔY6 =       ΔYl - ΔYl + ΔYk.

1.    If Y6 - α(P6 - ΔP6) => 0, Yj- α(Pj - ΔPj) => 0, and
   γ2(Pj - ΔPj) < (P6 - ΔP6),
   ΔY6 = Y6 - αγ2(Pj - ΔPj) and
   ΔYj = Yj - α(Pj - ΔPj).
2.    If Y6 - α(P6 - ΔP6) => 0, Yj - α(Pj - ΔPj) => 0, and
   γ2(Pj - ΔPj) => (P6 - ΔP6), ΔY6 = Y6 - α(P6 - ΔP6)
   and ΔYj = Yj - (α/γ2)(P6 - ΔP6).
3.    If Y6 - α(P6 - ΔP6) < 0, Yj - α(Pj - ΔPj) => 0, and
   Yj - α(Pj - ΔPj) => Yj - (Y6/γ2),
   ΔY6 = Y6 - αγ2(Pj - ΔPj) and
   ΔYj = Yj - α(Pj - ΔPj).
4.    If Y6 - α(P6 - ΔP6) < 0, Yj - (Y6/γ2) => 0, and
   Yj - α(Pj - ΔPj) <= Yj - (Y6/γ2), ΔY6 = 0 and
   ΔYj = Yj - (Y6/γ2).
5.    If Yj - α(Pj - ΔPj) < 0, Yj - (Y6/γ2) < 0, and
   Y6 - α(P6 - ΔP6) <= Y6 - (γ2Yj), ΔY6 = Y6 - (γ2Yj) and
   ΔYj = 0.
6.    If Yj - α(Pj - ΔPj) < 0, Y6 - α(P6 - ΔP6) => 0, and
   Y6 - α(P6 - ΔP6) => Y6 - (γ2Yj),
   ΔY6 = Y6 - α(P6 - ΔP6) and
   ΔYj = Yj - (α/γ2)(P6 - ΔP6).

ΔYl = ΔYl + [(Yl - ΔYl)/(Yl - ΔYl + Yk)]ΔY6

ΔYk = [Yk/(Yl - ΔYl + Yk)]ΔY6

The purpose of the foregoing definitional provisions together with the related provisions allocating Realized Losses and defining the Class Y and Class Z Principal Distribution
Amounts is to accomplish the following goals in the following order of priority:

   1. Making the ratio of (Yj - ΔYj) to (Y6 - ΔY6) equal to γ2 after taking account of the allocation Realized Losses and the distributions that will be made through end of the Distribution Date to which such provisions relate and assuring that the
      Principal Reduction Amount for each of the Class YAA, Class YCC, Class YBB, Class ZAA
      Class ZCC and Class ZBB Regular Interests is greater than or equal to zero for such
      Distribution Date;
2.    Making the Class YAA Principal Balance less than or equal to 0.0005 of the sum of the
      Class YAA and Class ZAA Principal Balances, the Class YCC Principal Balance less than or equal to 0.0005 of the sum of the Class YCC and Class ZCC Principal Balances and
      the Class YBB Principal Balance less than or equal to 0.0005 of the sum of the Class
      YBB and Class ZBB Principal Balances in each case after giving effect to allocations of Realized Losses and distributions to be made through the end of the Distribution
      Date to which such provisions relate; and
3.    Making the larger of (a) the fraction whose numerator is (Yj - ΔYj) and whose denominator is the sum of (Yj - ΔYj) and (Zh - ΔZj) and (b) the fraction whose numerator is (Y6 - ΔY6) and whose denominator is the sum of (Y6 - ΔY6), (Zl -
      ΔZl) and (Zk - ΔZk) as large as possible while remaining less than or equal to
      0.0005.

In the event of a failure of the foregoing portion of the  definition of ClassY Principal
Reduction Amount to accomplish both of goals 1 and 2 above, the amounts thereof should be adjusted to so as to accomplish such goals within the requirement that each Class Y
Principal Reduction Amount must be less than or equal to the sum of (a) the Principal
Realized Losses to be allocated on the related Distribution Date for the related Pool remaining after the allocation of such Realized Losses to the related Class P-M
Certificates and (b) the remainder of the Available Distribution Amount for the related
Pool or after reduction thereof by the distributions to be made on such Distribution Date
(i) to the related Class P-M Certificates, (ii) to the related Class X-M Certificates and
(iii) in respect of interest on the related Class Y and Class Z Certificates, or, if both of such goals cannot be accomplished within such requirement, such adjustment as is necessary shall be made to accomplish goal 1 within such requirement.  In the event of any conflict among the provisions of the definition of the Class Y Principal Reduction Amounts, such conflict shall be resolved on the basis of the goals and their priorities set forth above within the requirement set forth in the preceding sentence.  If the formula allocation of ΔY6 between ΔYl and ΔYk cannot be achieved because either ΔYl as so defined is greater than ΔPl or ΔYk as so defined is greater than ΔPk, such an allocation shall be made as close as possible to the formula allocation within the requirement that
ΔYl < ΔPl and ΔYk < ΔPk.

IV.  If R<K% and r2<R2, make the following additional definitions:

ΔYk = Yk + ((R2 - L%)/(R2 - K%))Yl

ΔYk is a number between Yk and 0 such that (K%(Yk - ΔYk) + L%Yl)/(Yk -
      ΔYk + Yl.) = R2.

Y7 =  Yk - ΔYk + Yl.

P7 =  Pk + Pl.

ΔY7 =       ΔYk - ΔYk + ΔYl.

1.    If Y7 - α(P7 - ΔP7) => 0, Yj- α(Pj - ΔPj) => 0, and
   γ2(Pj - ΔPj) < (P7 - ΔP7),
   ΔY7 = Y7 - αγ2(Pj - ΔPj) and
   ΔYj = Yj - α(Pj - ΔPj).
2.    If Y7 - α(P7 - ΔP7) => 0, Yj - α(Pj - ΔPj) => 0, and
   γ2(Pj - ΔPj) => (P7 - ΔP7), ΔY7 = Y7 - α(P7 - ΔP7)
   and ΔYj = Yj - (α/γ2)(P7 - ΔP7).
3.    If Y7 - α(P7 - ΔP7) < 0, Yj - α(Pj - ΔPj) => 0, and
   Yj - α(Pj - ΔPj) => Yj - (Y7/γ2),
   ΔY7 = Y7 - αγ2(Pj - ΔPj) and
   ΔYj = Yj - α(Pj - ΔPj).
4.    If Y7 - α(P7 - ΔP7) < 0, Yj - (Y7/γ2) => 0, and
   Yj - α(Pj - ΔPj) <= Yj - (Y7/γ2), ΔY7 = 0 and
   ΔYj = Yj - (Y7/ γ2).
5.    If Yj - α(Pj - ΔPj) < 0, Yj - (Y7/γ2) < 0, and
   Y7 - α(P7 - ΔP7) <= Y7 - (γ2Yj), ΔY7 = Y7 - (γ2Yj) and
   ΔYj = 0.
6.    If Yj - α(Pj - ΔPj) < 0, Y7 - α(P7 - ΔP7) => 0, and
   Y7 - α(P7 - ΔP7) => Y7 - (γ2Yj),
   ΔY7 = Y7 - α(P7 - ΔP7) and
   ΔYj = Yj - (α/γ2)(P7 - ΔP7).

ΔYl = [(Yl/(Yl + Yk - ΔYk)]ΔY7

ΔYk = ΔYk + [(Yk  - ΔYk)/(Yl + Yk - ΔYk)]ΔY7

The purpose of the foregoing definitional provisions together with the related provisions allocating Realized Losses and defining the Class Y and Class Z Principal Distribution
Amounts is to accomplish the following goals in the following order of priority:

   1. Making the ratio of (Yj - ΔYj) to (Y7 - ΔY7) equal to γ2 after taking account of the allocation Realized Losses and the distributions that will be made through end of the Distribution Date to which such provisions relate and assuring that the
      Principal Reduction Amount for each of the Class YAA, Class YCC, Class YBB, Class ZAA
      Class ZCC and Class ZBB Regular Interests is greater than or equal to zero for such
      Distribution Date;
   2. Making the Class YAA Principal Balance less than or equal to 0.0005 of the sum of the
      Class YAA and Class ZAA Principal Balances, the Class YCC Principal Balance less than or equal to 0.0005 of the sum of the Class YCC and Class ZCC Principal Balances and
      the Class YBB Principal Balance less than or equal to 0.0005 of the sum of the Class
      YBB and Class ZBB Principal Balances in each case after giving effect to allocations of Realized Losses and distributions to be made through the end of the Distribution
      Date to which such provisions relate; and
   3. Making the larger of (a) the fraction whose numerator is (Yj - ΔYj) and whose denominator is the sum of (Yj - ΔYj) and (Zj - ΔZj) and (b) the fraction whose numerator is (Y7 - ΔY7) and whose denominator is the sum of (Y7 - ΔY7), (Zl - ΔZl)
      and (Zk - ΔZk) as large as possible while remaining less than or equal to 0.0005.

In the event of a failure of the foregoing portion of the  definition of ClassY Principal
Reduction Amount to accomplish both of goals 1 and 2 above, the amounts thereof should be adjusted to so as to accomplish such goals within the requirement that each Class Y
Principal Reduction Amount must be less than or equal to the sum of (a) the Principal
Realized Losses to be allocated on the related Distribution Date for the related Pool remaining after the allocation of such Realized Losses to the related Class P-M
Certificates and (b) the remainder of the Available Distribution Amount for the related
Pool or after reduction thereof by the distributions to be made on such Distribution Date
(i) to the related Class P-M Certificates, (ii) to the related Class X-M Certificates and
(iii) in respect of interest on the related Class Y and Class Z Certificates, or, if both of such goals cannot be accomplished within such requirement, such adjustment as is necessary shall be made to accomplish goal 1 within such requirement.  In the event of any conflict among the provisions of the definition of the Class Y Principal Reduction Amounts, such conflict shall be resolved on the basis of the goals and their priorities set forth above within the requirement set forth in the preceding sentence.  If the formula allocation of ΔY7 between ΔYl and ΔYk cannot be achieved because either ΔYl as so defined is greater than ΔPl or ΔYk as so defined is greater than ΔPk, such an allocation shall be made as close as possible to the formula allocation within the requirement that ΔYl < ΔPl and ΔYk < ΔPk.